    As filed with the Securities and Exchange Commission on February 28, 2003

                            REGISTRATION NO. 33-47703

                                    811-6654

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         PRE-EFFECTIVE AMENDMENT NO. [_]

                       POST-EFFECTIVE AMENDMENT NO. 28 [X]

                                     AND/OR

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                                AMENDMENT NO. 31

                        (CHECK APPROPRIATE BOX OR BOXES)

                            BNY HAMILTON FUNDS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                   3435 Stelzer Road                              43219-3035
                    Columbus, Ohio                                (Zip Code)
       (Address of Principal Executive Offices)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (614) 470-8000

                                                                Copy to:
                 Nimish Bhatt                             John Baumgardner, Jr.
               3435 Stelzer Road                         Sullivan & Cromwell LLP
           Columbus, Ohio 43219-3035                        125 Broad Street
    (Name and Address of Agent for Service)             New York, New York 10004

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement. It is proposed that this filing will become effective (check appropriate box):

         / / immediately upon filing pursuant to paragraph (b)
         / / on (date) pursuant to paragraph (b)
         /X/ 60 days after filing pursuant to paragraph (a)(1)
         / / on (date) pursuant to paragraph (a)(1)
         / / 75 days after filing pursuant to paragraph (a)(2)
         / / on (date) pursuant to paragraph (a)(2), of Rule 485.

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[LOGO] BNY
HAMILTON

                                  PROSPECTUS

                                APRIL 30, 2002

  [LOGO] BNY
  HAMILTON
  FUNDS
                         INVEST WITH A TRUSTED LEADER


   BNY HAMILTON
   LARGE CAP GROWTH
   CRT FUND

   BNY HAMILTON
   SMALL CAP GROWTH
   CRT FUND

   BNY HAMILTON
   INTERNATIONAL
   EQUITY CRT FUND

   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.

 ABOUT THE FUNDS

 4   BNY Hamilton Large Cap Growth CRT Fund

 8   BNY Hamilton Small Cap Growth CRT Fund

12   BNY Hamilton International Equity CRT Fund

 ACCOUNT POLICIES

16  Daily NAV Calculation

16  Opening an Account/Purchasing Shares

19  Making Exchanges/Redeeming Shares

21  Distributions and Tax Considerations

21  Abusive Trading

21  Investment Advisor

22  Portfolio Managers

FOR MORE INFORMATION

Back Cover

AN INTRODUCTION TO BNY HAMILTON EQUITY CRT FUNDS
The BNY Hamilton Equity CRT Funds are intended to serve as investment vehicles for charitable remainder trusts, or "CRTs" (these trusts are defined in section 664 of the Internal Revenue Code). The Funds are actively managed and aim for high investment returns with consistent performance over many market cycles, while taking into account the tax treatment of a CRT's distributions to the income beneficiary of the CRT.

To further the tax objectives of CRTs, the Funds will seek to minimize ordinary income and establish and maintain a long-term capital gains position wherever practicable. The Funds may also employ other tax management strategies for this purpose, such as "lot-specific" sales, redemptions in-kind, and balancing losses with short-term gains. By being managed specifically to accommodate the tax consequences to CRTs, the Funds seek to assist the trustee of a CRT in meeting its fiduciary obligations to the trust.

RISKS OF MUTUAL FUND INVESTING
Investments in mutual funds are not bank deposits, nor are they guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is important to read all the disclosure information provided and to understand that you could lose money by investing in any of these funds.

        BNY HAMILTON

                           LARGE CAP GROWTH CRT FUND


CUSIP Number: 05561M739
Large Cap Growth CRT Fund



INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in common stocks and securities convertible into common stocks ("equity securities") of domestic and foreign companies; current income is a secondary consideration.

MANAGEMENT STRATEGY

Individual stock selection, rather than industry allocation, is the primary focus in investing the Fund's assets. Fundamental financial analysis is used to identify companies that appear to offer the following:

.. potential for above-average, accelerating earnings or revenue growth

.. dominant market positions

.. improving operating efficiency

.. increased earnings per share (EPS)

Companies that meet these criteria have tended to cluster in a few sectors -- healthcare, technology, telecommunications, financial services, and consumer staples. The Fund's portfolio generally includes large-capitalization stocks of 40 to 60 companies whose market capitalizations are $3 billion or more.

Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (i.e., options, futures) which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of large-capitalization issuers. As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.


BNY Hamilton Large Cap Growth CRT Fund

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. As a group, the large-capitalization stocks emphasized by the Fund could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------

 Characteristics of Large-Cap Companies


The largest U.S. companies, those with market capitalizations over $3 billion, are a relatively select group that nonetheless covers all industries and geographies. These companies are typically well-established businesses with broad product lines and customers in many markets. Their diversification and usually substantial cash reserves enable them to weather economic downturns.

The long-term capital appreciation of large-cap stocks has historically lagged smaller companies.

-----------------------------------------------


                                         BNY Hamilton Large Cap Growth CRT Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CRT Shares annual total returns/1/ (%) as of 12/31/01

                                    [CHART]

  2001
-------
(24.38)
         Best quarter: Q4 '00 +9.39      Worst quarter: Q1 '01 -20.39

The table below presents the Fund's average annual returns since inception along with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 Average annual total returns (%) as of 12/31/01*


                                                          Since
              CRT Shares/1/                       1 Year 01/03/00
              ---------------------------------------------------
              Return Before Taxes                 -24.38  -12.68
              Return After Taxes on Distributions -24.56  -12.89
              Return After Taxes on Distributions
              and Sale of Fund Shares             -14.85  -10.10
              S&P 500(R) Index (reflects no
              deduction for fees, expenses or
              taxes)/2/                           -11.88  -10.50

*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES
The table below outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are deducted from Fund assets, and are reflected in the total return. Shareholders pay no sales charge
(load) or out-of-pocket expenses.

 Fee Table (% of average net assets)


                                  Large Cap Growth
                                        CRT Shares
--------------------------------------------------

Shareholder Fees                              None

Annual Operating Expenses
--------------------------------------------------
Management fee                                0.60
Distribution (12b-1) fees                     None
Other Expenses                                1.51

* Total annual operating expenses             2.11

* The Advisor has agreed to limit expenses of the Fund to .80% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund, to the extent, total annual operating expenses are greater than .80% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time.

The table below shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

 Expenses on a $10,000 investment* ($)


           1 Year 3 Years 5 Years 10 Years
------------------------------------------

CRT Shares  214     661    1,134   2,441

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reduction and no change in operating expenses.

--------------------------------------------------------------------------------
1 CRT Shares commenced operations on 1/03/00.
2 The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.


BNY Hamilton Large Cap Growth CRT Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2001 and 2000 has been audited by Ernst & Young LLP whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.

 CRT Shares--Year Ended December 31,                                    2001    2000/1/

Per-Share Data ($)
----------------------------------------------------------------------------------------
Net asset value at beginning of period                                  10.03   10.00
                                                                       -----------------
Income (loss) from investment operations:
  Net investment income                                                  0.05    0.06
  Net realized and unrealized gain (loss) on investments                (2.50)   0.03
                                                                       -----------------
  Total income (loss) from investment operations                        (2.45)   0.09
Less distributions:
  Dividends from net investment income                                  (0.04)  (0.05)
  Distributions from capital gains                                         --   (0.01)
                                                                       -----------------
  Total dividends and distributions                                     (0.04)  (0.06)
                                                                       -----------------
Net asset value at end of period                                         7.54   10.03
                                                                       -----------------
Total return (%)                                                       (24.38)   0.87/2/

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                                  17,514  14,920
Ratio of expenses (after reduction) to average net assets                0.80    0.80/3/
Ratio of expenses (before reduction) to average net assets               2.11    1.76/3/
Ratio of net investment income (after reduction) to average net assets   0.58    0.52/3/
Portfolio turnover rate                                                    16       5/2/


--------------------------------------------------------------------------------
1 CRT Shares commenced operations on 1/03/00.
2 Not annualized.
3 Annualized.

                                         BNY Hamilton Large Cap Growth CRT Fund

        BNY HAMILTON

                           SMALL CAP GROWTH CRT FUND


CUSIP Number: 05561M721
Small Cap Growth CRT Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies.

MANAGEMENT STRATEGY

Individual security selection is the primary investment focus, rather than industry allocation. Within the universe of small-capitalization companies whose market capitalizations are between $100 million and $2 billion and companies that are in the Russell 2000 Index (without regard to their market capitalization), the Fund targets those with above-average earnings growth that have exceeded market expectations. The Fund emphasizes companies in this group that dominate niche markets, and thus exert more control over the pricing and supply in their markets. The Fund expects the companies in which it invests to achieve sustained growth in earnings or revenues over the next two to three years. Specific factors that may suggest growth include:

.. expanded operations

.. new products or technologies

.. new distribution channels

.. generally favorable industry conditions

.. revitalized company management

To complement these core investments, the portfolio manager seeks to take advantage of industry cycles, and thus may overweight different sectors as economic conditions change. The Fund may continue to invest in and retain in its portfolio the stocks of companies even after their market capitalizations exceed $2 billion.

Although the Fund intends to invest primarily in equity securities of U.S. issuers, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (i.e., options, futures), which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 80% of its assets in small-capitalization stocks. As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.



BNY Hamilton Small Cap Growth CRT Fund

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. Since the prices of the small-capitalization stocks emphasized by the Fund have historically been more volatile than those of larger companies, the ups and downs of your investment in the Fund may be more extreme than the market as a whole.

As a group, small companies are usually relatively young, and their short track records make it difficult to build a case for sustainable long-term growth. Limited product lines, niche markets, and small capital reserves may not allow small companies to survive temporary setbacks. In a declining market, these stocks can also be hard to sell at a price that is beneficial to the Fund.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------

 Small-Cap Companies and Growth Investing


Small companies tend to grow or fade quickly by their nature. Their market valuations are often based more on investors' belief in their future potential than on their current balance sheets. Since market sentiment can change from one day or week to the next, small-cap stock prices have historically been more volatile than those of large-cap stocks. Growth investors are often attracted to small companies for their specialization and innovation.

Specialization: Small companies often occupy niche markets, catering to a specific geography or industry. They can grow to dominate such markets rapidly, but are also threatened by even temporary downturns.

Innovation: Bold ideas for products or services are the basis of many small companies. A company's ability to sustain its innovative culture and broaden its markets, however, is difficult to predict.

-----------------------------------------------


                                         BNY Hamilton Small Cap Growth CRT Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CRT Shares annual total returns/1/ (%) as of 12/31/01

                                    [CHART]

 2001
------
(9.95)

 Best quarter: Q4 '01 +14.94      Worst quarter: Q3 '01 -19.12

The table below presents the Fund's average annual returns since inception along with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 Average annual total returns (%) as of 12/31/01*


                                                             Since
           CRT Shares/1/                             1 Year 01/03/00
           ---------------------------------------------------------
           Return Before Taxes                       -9.95   -0.69
           Return After Taxes on Distributions       -9.95   -0.88
           Return After Taxes on Distributions
           and Sale of Fund Shares                   -6.06   -0.64
           Russell 2000 Index (reflects no
           deduction for fees, expenses or taxes)/2/  2.49   -0.31

* Assumptions: All dividends and distributions reinvested.


FEES AND EXPENSES

The table below outlines the fees and expenses you could expect to pay as an investor in the Fund. ''Annual Operating Expenses" are deducted from Fund assets, and are reflected in the total return. Shareholders pay no sales charge
(load) or out-of-pocket expenses.

 Fee table (% of average net assets)


                                  Small Cap Growth
                                        CRT Shares
--------------------------------------------------

Shareholder Fees                              None

Annual Operating Expenses
--------------------------------------------------
Management fee                                0.75
Distribution (12b-1) fees                     None
Other expenses                                2.49

* Total annual operating expenses             3.24

* The Advisor has agreed to limit expenses of the Fund to 0.96% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund, to the extent, total annual operating expenses are greater than 0.96% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time.

The table below shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

 Expenses on a $10,000 investment* ($)


           1 Year 3 Years 5 Years 10 Years
------------------------------------------

CRT Shares  327     998    1,693   3,540

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reduction and no change in operating expenses.

--------------------------------------------------------------------------------
1 CRT Shares commenced operations on 1/03/00.
2 The Russell 2000 Index is an unmanaged index of small U.S. companies.

BNY Hamilton Small Cap Growth CRT Fund

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2001 and 2000 has been audited by Ernst & Young LLP whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.

 CRT Shares--Year Ended December 31,                                  2001   2000/1/
--------------------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------
Net asset value at beginning of period                               10.85   10.00
                                                                     -----------------
Income (loss) from investment operations:
  Net investment loss                                                (0.02)  (0.01)
  Net realized and unrealized gain (loss) on investments             (1.06)   0.96
                                                                     -----------------
  Total income (loss) from investment operations                     (1.08)   0.95
Less distributions:
  Distributions from capital gains                                      --   (0.10)
                                                                     -----------------
  Total distributions                                                   --   (0.10)
                                                                     -----------------
Net asset value at end of period                                      9.77   10.85
                                                                     -----------------
Total return (%)                                                     (9.95)   9.53/2/

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                                8,823   6,394
Ratio of expenses (after reduction) to average net assets             0.96    0.96/3/
Ratio of expenses (before reduction) to average net assets            3.24    3.03/3/
Ratio of net investment loss (after reduction) to average net assets (0.22)  (0.11)/3/
Portfolio turnover rate                                                 47      35/2/


--------------------------------------------------------------------------------
1 CRT shares commenced operations 1/03/00.
2 Not annualized.
3 Annualized.


                                         BNY Hamilton Small Cap Growth CRT Fund

        BNY HAMILTON

                         INTERNATIONAL EQUITY CRT FUND

CUSIP Number: 05561M713
International Equity CRT Fund


INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

MANAGEMENT STRATEGY

The Fund pursues its objective by investing primarily in Depositary Receipts
(DRs) representing securities of non-U.S. issuers. DRs are U.S. securities that represent securities of a non-U.S. issuer that are deposited in a custody account of the U.S. bank that administers the non-U.S. issuer's DR program. The Advisor will screen the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index universe of approximately 1000 issuers, representing the developed securities markets, for the availability of issuers with a sponsored or unsponsored DR facility. Issuers with DR facilities are then analyzed by the Advisor's proprietary mathematical algorithm to reflect the characteristics of the developed markets. The risk characteristics utilized in the algorithm are country weights, sector weights and sector weights within each country. As a result of this process, the Fund is expected to hold DRs representing 150-250 foreign issuers. The Fund's country allocation is expected to be within 5% of that of the MSCI EAFE Index. Securities from developing countries, such as Russia, will not be included as they are not part of the MSCI EAFE Index.

Under normal circumstances, the Fund will invest at least 80% of its total assets in equity securities, including DRs representing securities of non-U.S. issuers. Most securities are non-U.S. equities held as DRs. The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and for protecting the value of portfolio securities. As a temporary defensive measure, the Fund may invest more than 20% of its assets in U.S. cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.



BNY Hamilton International Equity CRT Fund

MAIN INVESTMENT RISKS

The value of your investment in the Fund will generally fluctuate with stock market movements in the countries in which the Fund is invested. Since the prices of many non-U.S. stocks emphasized by the Fund have historically been more volatile than those of U.S. stocks, the ups and downs of your investment in this Fund may be more extreme.

Some non-U.S. issuers do not have established DR programs. Because the Fund will pursue its objective by investing primarily in DRs representing securities of non-U.S. issuers, the Fund will not generally pursue opportunities for investment in non-U.S. issuers that do not have DR programs but that might otherwise be attractive investments for the Fund.

As a group, the large-capitalization stocks emphasized by this Fund could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks.

Investments in smaller companies, on the other hand, have historically been more volatile than those of larger companies. To the extent that the Fund invests in smaller companies, the volatility of your investment may increase.

Investments in foreign securities involve additional risks. Unfavorable currency exchange rates could decrease the value of your investment in terms of U.S. dollars. Transaction expenses are generally higher on foreign exchanges than in the U.S., which could affect performance. Furthermore, foreign taxes could also detract from performance. Some foreign companies do not adhere to uniform accounting principles, so publicly available financial information may be limited or misleading. Political and social unrest could also affect the performance of this Fund. These risks are magnified in emerging markets.

The portfolio manager's asset allocation strategy or choice of specific securities may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell at a price that is beneficial to the Fund.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------
 Globalization and International Investing

With more than half of the world's market opportunities outside the U.S., international funds offer investors greater diversification than a purely domestic portfolio. International markets are experiencing many of the same dynamics that drove U.S. stock growth in the 1990s:

.. corporate restructuring

.. increased emphasis on shareholder value

.. growing pool of investors through retirement and other savings plans

Meanwhile, global competition is spurring companies worldwide, and particularly in developed economies, to increase their efficiency by cutting costs, relocating production facilities, out-sourcing non-essential processes and focusing on their core businesses.

Businesses in emerging markets may benefit substantially from free-market reforms, reduced barriers to trade and rising standards of living.
-----------------------------------------------

                                     BNY Hamilton International Equity CRT Fund

PAST PERFORMANCE

The following chart demonstrates the risk of invest- ing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CRT Shares annual total returns/1/ (%) as of 12/31/01

                                    [CHART]

 2001
-------
(24.04)
         Best quarter: Q4 '01 +4.94      Worst quarter: Q1 '01 -14.72

The table below presents the Fund's average annual returns since inception along with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 Average annual total returns (%) as of 12/31/01*


                                                          Since
              CRT Shares/1/                       1 Year 01/03/00
              ---------------------------------------------------
              Return Before Taxes                 -24.04  -21.01
              Return After Taxes on Distributions -24.07  -21.05
              Return After Taxes on Distributions
              and Sale of Fund Shares             -14.56  -16.39
              MSCI EAFE Index (reflects no
              deduction for fees, expenses or
              taxes)/2/                           -21.21  -17.65

*Assumptions: All dividends and distributions reinvested.
FEES AND EXPENSES

The table below outlines the fees and expenses you could expect to pay as an investor in the Fund. ''Annual Operating Expenses" are deducted from Fund assets, and are reflected in the total return. Shareholders pay no sales charge
(load) or out-of-pocket expenses.

 Fee table (% of average net assets)


                                               International Equity
                                                         CRT Shares
             ------------------------------------------------------

             Shareholder Fees                                  None

             Annual Operating Expenses
             ------------------------------------------------------
             Management fee                                    0.85
             Distribution (12b-1) fees                         None
             Other expenses                                    3.53

             * Total annual operating expenses                 4.38

* The Advisor has agreed to limit expenses of the Fund to 1.22% of its average daily net assets. The Advisor will waive management fees and if necessary, reimburse expenses of the Fund, to the extent, total annual operating expenses are greater than 1.22% of its average daily net assets. Management reserves the right to implement and discontinue expenses limitations at any time.

The table below shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

 Expenses on a $10,000 investment* ($)


                              1 Year 3 years 5 Years 10 Years
                   ------------------------------------------

                   CRT Shares  439    1,326   2,224   4,518

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reduction and no change in operating expenses.

--------------------------------------------------------------------------------
1 CRT Shares commenced operations on 1/03/00.
2 The MSCI EAFE is an unmanaged index of stocks of companies in Europe, Australasia and the Far East.

BNY Hamilton International Equity CRT Fund

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2001 and 2000 has been audited by Ernst & Young LLP whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.

CRT Shares--Year Ended December 31,                                     2001    2000/1/
-----------------------------------------------------------------------------------------

Per-Share Data ($)
-----------------------------------------------------------------------------------------
Net asset value at beginning of period                                   8.22   10.00
                                                                       ------------------
Income (loss) from investment operations:
  Net investment income                                                  0.02      --
  Net realized and unrealized loss on investments                       (2.00)  (1.78)
                                                                       ------------------
  Total loss from investment operations                                 (1.98)  (1.78)
Less Distributions:
  Dividends from net investment income                                  (0.02)     --
                                                                       ------------------
Net asset value at end of period                                         6.22    8.22
                                                                       ------------------
Total return (%)                                                       (24.04) (17.80)/2/

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                                   7,186   5,263
Ratio of expenses (after reduction) to average net assets                1.22    1.22/3/
Ratio of expenses (before reduction) to average net assets               4.38    4.55/3/
Ratio of net investment income (after reduction) to average net assets   0.29    0.03/3/
Portfolio turnover rate                                                    48      10/2/


--------------------------------------------------------------------------------
1 CRT shares commenced operations 1/03/00.
2 Not annualized.
3 Annualized.


                                     BNY Hamilton International Equity CRT Fund

ACCOUNT POLICIES
DAILY NAV CALCULATION

Each Fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange each day that the exchange is open. When market prices are not available, the Funds will use fair value prices as determined by the Board of Directors. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

Purchase orders received before the close of the New York Stock Exchange will be executed at the NAV calculated at that day's close.

The Funds invest, or may invest, in securities that are traded on foreign exchanges, which may be open when the New York Stock Exchange is closed. The value of your investment in the Funds may change on days when you will be unable to purchase or redeem shares.

OPENING AN ACCOUNT/ PURCHASING SHARES

 Minimum investment requirements


                                  Minimum   Minimum
                                  initial  continuing Minimum
                  Account Type    Investor   Shares   balance
                  -------------------------------------------
                  Regular Account $10,000    $1,000   $1,000

                  Call 800-426-9363 for details.

Account Policies

OPENING AN ACCOUNT/PURCHASING SHARES

 Open an account                                            Add to your investment

Mail
-------------------------------------------------------------------------------------------------------------------

Send completed new account application and a check         Send a check payable directly to your fund to:
payable directly to each fund you want to invest in to:
BNY Hamilton Funds                                         BNY Hamilton Funds, Inc.
P.O. Box 182785                                            P.O. Box 806
Columbus, OH 43218-2785                                    Newark, NJ 07101-0806
For all enrollment forms, call 800-426-9363.               If possible, include a tear-off payment stub from one of
                                                           your transaction confirmation or account statements.

Wire
-------------------------------------------------------------------------------------------------------------------

The funds do not charge a fee for wire transactions, but your bank may.

Mail your completed new account application to the Ohio address above. Call the transfer agent at 800-952-6276 for an account number.

Instruct your bank to wire funds to a new account at:      Instruct your bank to wire funds to:

The Bank of New York                                       The Bank of New York
New York, NY 10286                                         New York, NY 10286
ABA: 021000018                                             ABA: 021000018
BNY Hamilton Funds                                         BNY Hamilton Funds
DDA 8900275847                                             DDA 8900275847
Attn: [your fund]                                          Attn: [your fund]
Ref: [your name, account number and taxpayer ID]           Ref: [your name, account number and taxpayer ID]

Dealer
-------------------------------------------------------------------------------------------------------------------

Note: a broker-dealer may charge a fee.

Contact your broker-dealer.                                Contact your broker-dealer.

                                                               Account Policies

Purchases by personal check: Checks or money orders should be in U.S. dollars and payable to the specific fund you wish to invest in. The Funds do not accept third-party checks. In addition, you may not receive proceeds from redemptions until your original purchase clears, which may take up to ten business days.

Wire transactions: The Funds do not charge a fee for wire transfers from your bank to the Funds. However, your bank may charge a service fee for wiring funds.

Tax Deductions and Consequences: The four-tier tax system applied to the payout of a CRT to the income beneficiary has been referred to as a worst in/first out system. That is, to the extent that tier one items (dividends, taxable bond interest, and short-term gains) are received by the trust, that is considered the tax status of that portion of the payout. To the extent that the payout exceeds the amount of tier one items received by the trust, the next portion of the payout is taxed at tier two levels (long-term capital gains rates) to the extent that the trust has realized long-term gains. Since CRTs retain the cost basis and holding period of the funding assets and many CRTs are funded with appreciated assets, there is frequently a reservoir of long-term gains inside trusts. On an accounting basis, income beneficiaries may find it desirable to have as much of their payout taxed as long-term gain rather than ordinary income. In cases where the payout exceeds the accumulated tier one and tier two distributions, distributions that are tier three (i.e. tax-exempt interest) would be next. It is not anticipated that the Funds will generate any tax-exempt interest. Finally, in cases where the payout exceeds the amount of the top three tiers, the remainder of the payout is deemed return of principal.

Account Policies

MAKING EXCHANGES/REDEEMING SHARES

 To exchange shares between mutual funds (minimum $500)    To redeem shares

Phone
---------------------------------------------------------------------------------------------------------------------

Call 800-426-9363.                                        Call 800-426-9363.

                                                          The proceeds can be wired to your bank account two
                                                          business days after your redemption request, or a check can be mailed to you at the address of record on the following business day.

Mail
---------------------------------------------------------------------------------------------------------------------

Your instructions should include:                         Your instructions should include:

..your account number                                      .your account number
..names of the funds and number of shares of dollar amount .names of the funds and number of shares of dollar amount
 you want to exchange.                                     you want to exchange.

                                                          A signature guarantee is required whenever:
                                                          .you redeem more than $50,000
                                                          .you want to send proceeds to a different address
                                                          .you have changed your account address within the last
                                                           60 days

Dealer
---------------------------------------------------------------------------------------------------------------------

Contact your broker-dealer.                               Contact your broker-dealer.

Systematic Withdrawal
---------------------------------------------------------------------------------------------------------------------

Requires $10,000 minimum fund balance                     You can choose from several options for monthly, quarterly, semi-annual or annual withdrawals:
                                                          .declining balance
                                                          .fixed dollar amount
                                                          .fixed share quantity
                                                          .percentage of your fixed account

                                                          Call 800-426-9363 for details.

MAKING EXCHANGES/
 REDEEMING SHARES

As with purchase orders, redemption requests received before the regular close of the New York Stock Exchange will be executed at the offering price calculated at that day's close.

The BNY Hamilton Equity CRT Funds are available only to direct investments over $10,000 or to investors who have specific asset management relationships with the Advisor. Please contact your Bank of New York representative for detailed instructions and additional policies.

As with purchase orders, Fund shares are redeemed at the next NAV per share calculated after the transfer agent receives the redemption request.

                                                               Account Policies

The Funds do not issue share certificates.

Reserved rights: The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption

Exchange minimums: You may exchange shares between the The BNY Hamilton Equity CRT Funds, The BNY Hamilton Money Fund--Hamilton Premier Shares, The BNY Hamilton Treasury Money Fund--Hamilton Premier Shares, and the Institutional class of the Taxable and Tax-Exempt Fixed Income Funds provided you meet the minimum account balance requirement. Shares to be exchanged must have a value of at least $10,000. If you will be investing in a new Fund, you must exchange enough shares to meet the minimum balance requirement.

To make an exchange, contact your Bank of New York representative.

From the perspective of tax liability, an exchange is the same as a redemption from one fund and a purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange.

Signature guarantees: You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

Redemptions In-Kind: The Funds reserve the right to make payment in securities rather than cash. This could occur under extraordinary circumstances, such as a very large redemptions that could affect a Fund's operations (for example, more than 1% of the Fund's net assets). If a Fund deems it advisable for the benefit of all shareholders, redemption in-kind will consist of securities equal in market value to your shares. When the shareholder converts these securities to cash, they will pay brokerage charges.

Account Policies

DISTRIBUTIONS AND TAX CONSIDERATIONS

Each Fund pays dividends of net investment income, if any, approximately 10 calendar days before month end. Capital gains distributions, if any, are paid annually. Distributions are automatically paid in cash. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in additional fund shares

.. change the way you currently receive distributions

Your taxable income is the same regardless of which option you choose.

Type of Distribution     Federal Tax Status
Dividends from net        ordinary income   (Tier 1)
investment income

Short-term capital gains  ordinary income   (Tier 1)

Long-term capital gains    capital gains    (Tier 2)

Dividends from net           not taxed      (Tier 3)
investment income from
tax-exempt source

Return of Principal          not taxed      (Tier 4)

Distributions from the Funds are expected to be primarily long-term capital gains.

Income paid out by the Funds includes all dividend and interest income, which is fully taxable as income to the beneficiaries. Income will vary depending upon the investment performance and yield of the Funds.

The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid Social Security or taxpayer identification number to the Funds may be subject to federal backup withholding tax.

You should consult your tax advisor about your own particular tax situation. ABUSIVE TRADING

We do not permit market timing or other abusive trading practices in the BNY Hamilton Funds. Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt fund performance. To minimize harm to the funds and their shareholders, we reserve the right to reject, in our sole discretion, any purchase order (including an exchange from another fund) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a BNY Hamilton Fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

INVESTMENT ADVISOR

The Bank of New York, located at One Wall Street, New York, NY 10286, is the Advisor of the Funds. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $81 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $72 billion in investments for institutions and individuals.

Credit Agricole Asset Management (formerly known as IndoCam International Investment Services), located at 90, boulevard Pasteur- 75730 Paris Cedex 15-France, is the Sub-Advisor for the BNY Hamilton International Equity CRT Fund. Credit Agricole manages $149 billion of non-U.S. assets.

                                                               Account Policies

Advisor compensation: The Advisor is responsible for all business activities and investment decisions for the Funds. In return for these services, each Fund pays the Advisor an annual fee.

                                                          Fee as
                                                          a % of
                                                          average
                                                         daily net
              Fund                                        assets

              BNY Hamilton Large Cap Growth CRT Fund       0.60%

              BNY Hamilton Small Cap Growth CRT Fund       0.75%

              BNY Hamilton International Equity CRT Fund   0.85%

PORTFOLIO MANAGERS

Day-to-day management of the Funds is handled by a team of investment professionals, under the leadership of a portfolio manager, described below.

BNY Hamilton Large Cap Growth CRT Fund is managed by Charles Goodfellow and DeAnne Steele. Mr. Goodfellow is senior portfolio manager of the Fund and a Vice President of the Advisor. He has managed the Fund since its inception in 2000 and has been managing common trust funds since he joined the Advisor in 1989. Ms. Steele, an Assistant Vice President, joined the Advisor in 1999 and has managed the Fund since 2000. Prior to joining the Advisor, she was a Portfolio Manager at The Northern Trust Company.

BNY Hamilton Small Cap Growth CRT Fund is managed by John C. Lui. Mr. Lui is a Vice President of the Advisor and has managed the BNY Hamilton Small Cap Growth CRT Fund since its inception in 2000. He joined the Advisor in 1994 and has been managing assets since 1987. Before joining the Advisor, Mr. Lui managed global equity and bond portfolios for Barclays Global Asset Management.

BNY Hamilton International Equity CRT Fund is managed by Lloyd Buchanan and Robert Windsor. Mr. Buchanan and Mr. Windsor have been Portfolio Managers in the Index Fund Management Division of the Advisor since January 2002. Prior to joining the Advisor, Mr. Buchanan was a Vice President and the Chief Operating Officer of Axe-Houghton Associates, Inc., an investment management subsidiary of Hoenig Group, Inc. He joined Axe-Houghton in May 1988. Prior to joining the Advisor, Mr. Windsor was a Vice President and Portfolio Manager at Axe-Houghton. He joined Axe-Houghton in March 1984.

Account Policies

                              BNY HAMILTON FUNDS
                         INVEST WITH A TRUSTED LEADER

         FOR MORE INFORMATION

         ANNUAL AND SEMI-ANNUAL REPORTS
         These include commentary from the fund managers on the market conditions and investment strategies that significantly affected the fund's performance, detailed performance data, a complete inventory of the funds' securities and a report from the funds' auditor.

         STATEMENT OF ADDITIONAL INFORMATION (SAI)
         The SAI contains more detailed disclosure on features and policies of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus).

         YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

         BNY Hamilton Funds
         PO Box 182785
         Columbus, OH 43218-2785
         1-800-426-9363

         INFORMATION IS ALSO AVAILABLE FROM THE SEC:

         Securities and Exchange Commission
         Public Reference Section
         Washington, DC 20549-6009
         www.sec.gov

         FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

         1-800-SEC-0330

         Note: The SEC requires a duplicating fee for paper copies.

         SEC FILE NUMBER: 811-6654
                                             [LOGO] BNY

                                             HAMILTON

                                             FUNDS
                                                INVEST WITH A TRUSTED LEADER

                                                 90 Park Avenue, 10th Floor
                                                     New York, NY 10016

                                                                04/02  BNY-0121

[LOGO] BNY
HAMILTON

                                  PROSPECTUS

                                APRIL 30, 2002

[LOGO] BNY
HAMILTON
FUNDS
                         INVEST WITH A TRUSTED LEADER



   EQUITY INCOME FUND

   LARGE CAP VALUE FUND

   LARGE CAP GROWTH FUND

   INTERNATIONAL EQUITY FUND

   SMALL CAP GROWTH FUND

   INTERMEDIATE GOVERNMENT FUND

   INTERMEDIATE INVESTMENT GRADE FUND

   INTERMEDIATE TAX-EXEMPT FUND

   INTERMEDIATE NEW YORK TAX-EXEMPT FUND

   ENHANCED INCOME FUND

   S&P 500 INDEX FUND

   U.S. BOND MARKET INDEX FUND

   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.

 ABOUT THE FUNDS

 4   BNY Hamilton Equity Income Fund

 8   BNY Hamilton Large Cap Value Fund

12   BNY Hamilton Large Cap Growth Fund

16   BNY Hamilton International Equity Fund

20   BNY Hamilton Small Cap Growth Fund

24   BNY Hamilton Intermediate Government Fund

28   BNY Hamilton Intermediate Investment Grade Fund

32   BNY Hamilton Intermediate Tax-Exempt Fund

36   BNY Hamilton Intermediate New York Tax-Exempt
     Fund

40   BNY Hamilton Enhanced Income Fund

46   BNY Hamilton S&P 500 Index Fund

50   BNY Hamilton U.S. Bond Market Index Fund

 ACCOUNT POLICIES

54  Daily NAV Calculation

54  Distribution (12b-1) Plan

54  Opening an Account/Purchasing Shares

56  Making Exchanges/Redeeming Shares

57  Distributions and Tax Considerations

57  Abusive Trading

58  Investment Advisor

59  Portfolio Managers

FOR MORE INFORMATION

Back Cover

AN INTRODUCTION TO BNY HAMILTON FUNDS

The BNY Hamilton Funds aim for high investment returns with consistent performance over many market cycles.

The equity funds are presented in order from most conservative to most aggressive and invest primarily in common stocks of companies. The BNY Hamilton International Equity Fund invests primarily in companies outside the U.S. These funds are best suited for long-term investment.

The fixed-income funds, also presented in order from most conservative to most aggressive, seek to provide current income and stability of principal to varying degrees. The tax-exempt funds further aim to generate income that is free from federal and/or state income tax.

The BNY Hamilton Funds also offer index funds which provide broad market exposure in passively managed portfolios.

The above funds are valuable components in most investors' overall portfolios. The percentage of your portfolio you allocate to each would depend on your time horizon, tax bracket, investment goals and tolerance for risk, among other factors.

RISKS OF MUTUAL FUND INVESTING

Investments in mutual funds are not bank deposits, nor are they guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is important to read all the disclosure information provided and to understand that you could lose money by investing in any of these funds.

        BNY HAMILTON

         EQUITY INCOME FUND


CUSIP Numbers:
Institutional Shares 05561M770
Investor Shares 05561M408



INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation with a yield greater than the yield of the Standard & Poor's 500 Index.

MANAGEMENT STRATEGY

The Fund pursues its objective by investing primarily in the common stock, and securities convertible into common stock, of U.S. and foreign companies. At least 80% of the Fund's assets will normally be invested in equity securities that pay dividends or interest. The portfolio is diversified broadly across market sectors, while focusing on interest rate-sensitive industries, such as financial services, utilities and real estate investment trusts (REITs). The Fund may emphasize different sectors in the future.

The portfolio manager evaluates current economic conditions and the relative merits of growth and yield in deciding how to allocate the Fund's investments between common stock and convertible securities. Convertible securities can temper losses in a declining stock market by providing steady income while still offering opportunities for capital growth.

Fundamental financial analysis is used to identify companies with reasonable valuations that pay above-average dividends and have a history of consistent growth with stable, predictable cash flows. While such companies are generally large, the Fund may invest in companies of any size. Once these companies have been identified, the Fund may invest in their common stocks or convertible securities based on their relative attractiveness. The Fund's portfolio generally includes holdings of 80 to 100 companies.

Under normal circumstances, the Fund intends to be fully invested in common stock and convertible securities, although it is permitted to invest in virtually any type of security. Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (i.e., options, futures), which are investments whose value is determined by underlying securities or indices.

As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.


BNY Hamilton Equity Income Fund

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. As a group, the large-capitalization stocks emphasized by the Fund could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks.

In a strong market, convertible securities that pay above-average dividends generally lag other types of equity securities. If stocks in the portfolio reduce or eliminate their dividend payments, the fund will generate less income.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may therefore, lose money.

The value of debt securities, including convertible securities, is most affected by interest rates. When interest rates rise, bond prices generally fall in proportion to their maturity. Any debt securities held by the Fund could be downgraded in credit rating or go into default.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------

 Equity Investing and Convertibles

Convertibles are fixed-income corporate securities that pay regular interest and may be converted into shares of a company's common stock. The number of shares a convertible will turn into, its conversion ratio, is established when the security is issued. Thus, a convertible security's value can rise along with the company's common stock while providing the current income and lower volatility of a bond investment.
At the same time, convertible securities are subject to many of the risks of both stock and bond investing. Their value is influenced primarily by stock market movements but also by changes in interest rates.
Convertibles are usually callable, meaning that the company can prepay its obligation, and the call terms can affect the security's value significantly.

-----------------------------------------------

                                                BNY Hamilton Equity Income Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 Investor Shares annual total returns/1 /(%) as of 12/31/01

                               [CHART]


 1993   1994    1995    1996    1997     1998   1999    2000    2001
-----  ------   -----   -----   -----   -----   -----   ----   -------
11.94  (2.58)   25.78   19.58   25.85   12.82   14.27   6.26   (15.01)
         Best quarter: Q4 '99 +13.70      Worst quarter: Q1 '01 -12.33
The table below presents the Fund's average annual returns over various periods along with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for Institutional Shares will vary.

 Average annual total returns (%) as of 12/31/01*


                                                                   Since
                                                   1 Year 5 Years 8/10/92
-------------------------------------------------------------------------
Investor Shares Return Before Taxes/1/             -15.01   7.93   10.44
Investor Shares Return After Taxes on
 Distributions/1/                                  -15.90   5.41    8.25
Investor Shares Return After Taxes on
 Distributions and Sale of Fund Shares/1/          - 8.83   5.96    8.07

Institutional Shares Return Before Taxes/2/        -14.82   8.20   10.59
S&P 500(R) Index (reflects no deduction for fees,
 expenses or taxes)/3/                             -11.88  10.70   13.39

*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The table below outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since these funds are "no-load", shareholders pay no fees or out-of-pocket expenses.

 Fee table (% of average net assets)


                                                   Institutional Investor
                                                          Shares   Shares
-------------------------------------------------------------------------
Shareholder Fees                                            None     None

Annual Operating Expenses
-------------------------------------------------------------------------
Management fee                                              0.60     0.60
Distribution (12b-1) fees                                     --     0.25
Other expenses                                              0.27     0.27

Total annual operating expenses                             0.87     1.12

The table below shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

 Expenses on a $10,000 investment* ($)


                                                   1 Year 3 Years 5 Years 10 Years
----------------------------------------------------------------------------------
Institutional Shares                                89      278     482    1,073
Investor Shares                                     114     356     617    1,363

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.
--------------------------------------------------------------------------------
1Investor Shares commenced operations on 8/10/92.
2Before 4/1/97, performance figures are based on the performance of Investor
 Shares of the Equity Income Fund.
3The S&P 500 is an unmanaged index of 500 large U.S. companies.

BNY Hamilton Equity Income Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned
(or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request. The years ended December 31, 1998 and 1997 were audited by other auditors whose report was unqualified.

Institutional Shares--Year Ended December 31,                 2001        2000        1999        1998       1997/1/

Per-Share Data ($)
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      15.78       16.51       16.57       15.54       14.21
                                                          -------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                      0.30        0.30        0.28        0.28        0.25
  Net realized and unrealized gain (loss) on investments    (2.62)       0.75        2.02        1.73        3.25
                                                          -------------------------------------------------------------
  Total income (loss) from investment operations            (2.32)       1.05        2.30        2.01        3.50
Less distributions:
  Dividends from net investment income                      (0.28)      (0.29)      (0.29)      (0.27)      (0.24)
  Distributions from capital gains                          (0.24)      (1.49)      (2.07)      (0.71)      (1.93)
                                                          -------------------------------------------------------------
  Total dividends and distributions                         (0.52)      (1.78)      (2.36)      (0.98)      (2.17)
                                                          -------------------------------------------------------------
Net asset value at end of period                            12.94       15.78       16.51       16.57       15.54
                                                          -------------------------------------------------------------
Total return (%)                                           (14.82)       6.56       14.51       13.18       24.73/2/

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                     424,070     529,486     547,250     528,233     522,524
Ratio of expenses to average net assets                      0.87        0.85        0.87        0.89        0.87/3/
Ratio of net investment income to average net assets         2.16        1.81        1.63        1.77        2.07/3/
Portfolio turnover rate                                        41          35          53          39          65/2/
Investor Shares--Year Ended December 31,                      2001        2000        1999        1998          1997

Per-Share Data ($)
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      15.73       16.47       16.53       15.53       14.12
                                                          -------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                      0.26        0.26        0.24        0.25        0.35
  Net realized and unrealized gain (loss) on investments    (2.60)       0.74        2.01        1.71        3.27
                                                          -------------------------------------------------------------
  Total income (loss) from investment operations            (2.34)       1.00        2.25        1.96        3.62
Less distributions:
  Dividends from net investment income                      (0.25)      (0.25)      (0.24)      (0.25)      (0.28)
  Distributions from capital gains                          (0.24)      (1.49)      (2.07)      (0.71)      (1.93)
                                                          -------------------------------------------------------------
  Total dividends and distributions                         (0.49)      (1.74)      (2.31)      (0.96)      (2.21)
                                                          -------------------------------------------------------------
Net asset value at end of period                            12.90       15.73       16.47       16.53       15.53
                                                          -------------------------------------------------------------
Total return (%)                                           (15.01)       6.26       14.27       12.82       25.85

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                      27,363      35,129      37,994      37,212      34,213
Ratio of expenses to average net assets                      1.12        1.10        1.12        1.17        1.01
Ratio of net investment income to average net assets         1.90        1.56        1.38        1.50        1.77
Portfolio turnover rate                                        41          35          53          39          65

--------------------------------------------------------------------------------
1Institutional shares commenced operations on 4/1/97.
2Not annualized.
3Annualized.

                                                BNY Hamilton Equity Income Fund

        BNY HAMILTON

         LARGE CAP VALUE FUND


CUSIP Numbers:
Institutional Shares 05561M689
Investor Shares 05561M975



INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation; current income is a secondary consideration.

MANAGEMENT STRATEGY

The Fund's Advisor's strategy is to use a bottom-up value-oriented approach to choosing stocks. The Advisor identifies large capitalization stocks that are undervalued in terms of price or other financial measurements with above-average growth potential. The bottom-up approach looks primarily at individual issuers against the context of broader market factors. Some of the factors which the Advisor uses when analyzing individual issuers include:

..relative earnings growth

..profitability trends

..relatively low price-to-earnings and price-to-book ratios

..issuers' financial strength

..valuation analysis and strength of management

..risk-adjusted growth combined with dividend yield

The Advisor uses this selection analysis to identify those issuers that exhibit one or more of the following criteria: below-average valuation multiples; improving financial strength; and a catalyst which will allow the stock to reach what the Advisor believes to be the stock's intrinsic value, generally within a year.

Catalysts considered by the Advisor in selecting securities include:

..near-term catalysts, such as product introductions, cost-cutting initiatives, a cyclical surge in profits or a change in management

..a management team committed to its shareholders' interests

The Fund's portfolio generally includes large-capitalization stocks of companies whose market capitalization is $3 billion or more. The Fund may also invest up to 20% of its overall portfolio in companies with a market capitalization of less than $3 billion. However, such companies will have a market capitalization of at least $100 million at the time of purchase.

Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (i.e., options, futures), which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 80% of its total assets in equity securities of large-capitalization issuers and will maintain a weighted market capitalization of $3 billion. As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.



BNY Hamilton Large Cap Value Fund

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. Large-capitalization stocks could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that stocks judged to be undervalued may actually be appropriately priced, or that their prices may go down. While the Fund's investments in value stocks may limit downside risk over time, the Fund may, as a trade-off, produce more modest gains than riskier stock funds.

Small companies tend to grow or fade quickly by their nature. Their market valuations are often based more on investors' belief in their future potential than on their current balance sheets. Since market sentiment can change from one day to the next, small-cap stock prices have historically been more volatile than those of large-cap stocks.

Investors are often attracted to small companies for their specialization and innovation.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------

 Characteristics of Large-Cap Companies

The largest U.S. companies, those with market capitalization over $3 billion, are a relatively select group that nonetheless covers all industries and geographies. These companies are typically well-established businesses with broad product lines and customers in many markets. Their diversification and usually substantial cash reserves enable them to weather economic downturns. The dividends they pay can also cushion the effects of market volatility, since their stocks generate steady income even while their price may be depressed.

The long-term capital appreciation of large-cap stocks has historically lagged smaller companies.

--------------------------------------------------------------------------------

                                              BNY Hamilton Large Cap Value Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 Institutional Shares annual total returns/1/
 (%) as of 12/31/01
                                    [CHART]

 2001
------
(6.87)
          Best quarter Q4 '01 14.11%     Worst quarter Q3 '01 -16.54%
The table below presents the Fund's average annual returns since inception along with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only.

 Average annual returns (%) as of 12/31/01*


                                                            Since
                                                    1 Year 04/28/00
            -------------------------------------------------------
            Institutional Shares Return
             Before Taxes/1/                        - 6.87  - 5.20

            Institutional Shares Return
             After Taxes on Distributions/1/        - 7.29  - 5.70

            Institutional Shares Return
             After Taxes on Distributions
             and Sale of Fund Shares/1/             - 4.19  - 4.39

            S&P 500(R) Index (reflects no deduction
             for fees, expenses or taxes)/2/        -11.88  -12.03

*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The table below outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are deducted from Fund assets and are reflected in the total return. Since the Fund is "no-load", shareholders pay no fees or out-of-pocket expenses.

              Fee table (% of average net assets)

                                        Institutional Investor
                                               Shares   Shares
              ---------------------------------------------------

              Shareholder Fees                   None     None

              Annual Operating Expenses
              ---------------------------------------------------

              Management fee                     0.60     0.60

              Distribution (12b-1) fees          None     0.25

              Other expenses                     1.54     1.54(a)

              Total annual operating
               expenses/*/                       2.14     2.39

(a)This is an estimate because the investor shares have no prior operating history.

* The Advisor has agreed to limit the expenses of the Fund to 0.80% and 1.05%, for Institutional Shares and Investor Shares, respectively, of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time.

The table below shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

              Expenses on a $10,000 investment* ($)

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------

              Institutional Shares  217     670    1,149   2,472

              Investor Shares       242     745    1,275   2,726

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reduction and no change in operating expenses.


--------------------------------------------------------------------------------
1Institutional Shares commenced operations on 4/28/00.
2The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.


BNY Hamilton Large Cap Value Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2001 and 2000 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.

Institutional Shares--Year Ended December 31,                           2001    2000/1/

Per-Share Data ($)
----------------------------------------------------------------------------------------
Net asset value at beginning of period                                   9.71  10.00
                                                                       -----------------
Income (loss) from investment operations:
  Net investment income                                                  0.11   0.12
  Net realized and unrealized loss on investments                       (0.78) (0.30)
                                                                       -----------------
  Total loss from investment operations                                 (0.67) (0.18)
Less distributions:
  Dividends from investment income                                      (0.10) (0.11)
                                                                       -----------------
Net asset value at end of period                                         8.94   9.71
                                                                       -----------------
Total return (%)                                                        (6.87) (1.83)/2/

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                                  19,433  4,095
Ratio of expenses (after reduction) to average net assets                0.80   0.80/3/
Ratio of expenses (before reduction) to average net assets               2.14   7.75/3/
Ratio of net investment income (after reduction) to average net assets   1.19   1.86/3/
Portfolio turnover rate                                                     2      2/2/


--------------------------------------------------------------------------------
1 Institutional Shares commenced operations on 4/28/00.
2 Not annualized.
3 Annualized.

                                              BNY Hamilton Large Cap Value Fund

        BNY  HAMILTON

         LARGE CAP GROWTH FUND


CUSIP Numbers:
Institutional Shares 05561M887
Investor Shares 05561M879


INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in common stocks and securities convertible into common stocks of domestic and foreign companies; current income is a secondary consideration.

MANAGEMENT STRATEGY

Individual stock selection, rather than industry allocation, is the primary focus in investing the Fund's assets. Fundamental financial analysis is used to identify companies that appear to offer the following:

..potential for above-average, accelerating earnings or revenue growth

..dominant market positions

..improving operating efficiency

..increased earnings per share (EPS)

Companies that meet these criteria have tended to cluster in a few sectors -- healthcare, technology, telecommunications, financial services, and consumer staples. The Fund's portfolio generally includes large-capitalization stocks of 40 to 60 companies whose market capitalizations are $3 billion or more.

Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (i.e., options, futures), which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 80% of its assets in large-capitalization stocks. As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.


BNY Hamilton Large Cap Growth Fund

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. As a group, the large-capitalization stocks emphasized by the Fund could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the per formance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

 Characteristics of Large-Cap Companies

The largest U.S. companies, those with market capitalizations over $3 billion, are a relatively select group that nonetheless covers all industries and geographies. These companies are typically well-established businesses with broad product lines and customers in many markets. Their diversification and usually substantial cash reserves enable them to weather economic downturns. The dividends they pay can also cushion the effects of market volatility, since their stocks generate steady income even while their price may be depressed.
The long-term capital appreciation of large-cap stocks has historically lagged smaller companies.

-----------------------------------------------


                                             BNY Hamilton Large Cap Growth Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 Institutional Shares annual total returns/1/
 (%) as of 12/31/01

                               [CHART]

 1992  1993   1994    1995   1996   1997   1998   1999   2000     2001
----- ------ ------- ------ ------ ------ ------ ------ ------- --------
4.76% 10.30% (1.97)% 31.70% 24.17% 31.21% 23.69% 37.13% (1.99)% (24.49)%

        Best quarter: Q4 '99 + 24.40%    Worst quarter: Q1 '01 -19.83%

The table below presents the Fund's average annual returns over various periods along with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only. After-tax returns for Investor shares will vary.

 Average annual total returns (%) as of 12/31/01*

                                                   1 Year 5 Years 10 Years
--------------------------------------------------------------------------
Institutional Shares Return Before Taxes/1/        -24.49  10.49   11.79
Institutional Shares Return
 After Taxes on Distributions/1/                   -24.96   8.24   10.65
Institutional Shares Return After Taxes on
 Distributions and Sale of Fund Shares/1/          -14.56   8.47   10.07
Investor Shares Return Before Taxes/1/             -24.63  10.27   11.68
S&P 500(R) Index (reflects no deduction for fees,
 expenses or taxes)/2/                             -11.88  10.70   12.93

*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The table below outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since these funds are "no-load", shareholders pay no fees or out-of-pocket expenses.

 Fee table (% of average net assets)


                                                   Institutional Investor
                                                          Shares   Shares
-------------------------------------------------------------------------
Shareholder Fees                                            None     None

Annual Operating Expenses
-------------------------------------------------------------------------
Management fee                                              0.60     0.60
Distribution (12b-1) fees                                   None     0.25
Other expenses                                              0.28     0.28

Total annual operating expenses                             0.88     1.13

The table below shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

 Expenses on a $10,000 investment* ($)


                                         1 Year 3 Years 5 Years 10 Years
------------------------------------------------------------------------
Institutional Shares                         90     281     488    1,084
Investor Shares                             115     359     622    1,375

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.
--------------------------------------------------------------------------------
1For Institutional Shares before 4/1/97 and for Investor Shares before 5/1/97, performance figures are based on the performance of an unregistered Bank of New York common trust fund that had objectives and policies materially equivalent to those of the current mutual fund. Although the figures have been adjusted to attempt to reflect expenses associated with the mutual fund, they are only approximations. Many other factors also reduce their reliability. For example, the common trust fund performance might have been lower if it had been subject to the extra restrictions imposed on mutual funds.
2The S&P 500 is an unmanaged index of 500 large U.S. companies.

BNY Hamilton Large Cap Growth Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned
(or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request. The years ended December 31, 1998 and 1997 were audited by other auditors whose report was unqualified.

Institutional Shares--Year Ended December 31,                              2001     2000     1999     1998    1997/1/
Per-Share Data ($)
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                   13.89    16.15    12.71    10.94    10.00
                                                                       ----------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                   0.05     0.03     0.05     0.11     0.08
  Net realized and unrealized gain (loss) on investments                 (3.43)   (0.37)    4.59     2.46     2.83
                                                                       ----------------------------------------------
  Total income (loss) from investment operations                         (3.38)   (0.34)    4.64     2.57     2.91
Less distributions:
  Dividends from net investment income                                   (0.06)   (0.03)   (0.05)   (0.11)   (0.08)
  Distributions from capital gains                                       (0.24)   (1.89)   (1.15)   (0.69)   (1.89)
                                                                       ----------------------------------------------
  Total dividends and distributions                                      (0.30)   (1.92)   (1.20)   (0.80)   (1.97)
                                                                       ----------------------------------------------
Net asset value at end of period                                         10.21    13.89    16.15    12.71    10.94
                                                                       ----------------------------------------------
Total return (%)                                                        (24.49)   (1.99)   37.13    23.49    29.11/3/

Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                                  403,925  549,982  589,285  443,997  373,326
Ratio of expenses (after reduction) to average net assets                 0.88     0.86     0.85     0.82     0.82/4/
Ratio of expenses (before reduction) to average net assets                0.88     0.86     0.86     0.91     0.88/4/
Ratio of net investment income (after reduction) to average net assets    0.49     0.18     0.36     0.73     0.89/4/
Portfolio turnover rate                                                     14       16       18       26       37/3/

Investor Shares--Year Ended December 31,                                       2001    2000    1999    1998  1997/2/
Per-Share Data ($)
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                       13.78   16.05   12.65   10.92   10.70
                                                                            -----------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)                                                 0.03   (0.01)   0.01    0.11    0.06
 Net realized and unrealized gain (loss) on investments                      (3.41)  (0.35)   4.57    2.42    2.12
                                                                            -----------------------------------------
 Total income (loss) from investment operations                              (3.38)  (0.36)   4.58    2.53    2.18
Less distributions:
 Dividends from net investment income                                        (0.03)  (0.02)  (0.03)  (0.11)  (0.07)
 Distributions from capital gains                                            (0.24)  (1.89)  (1.15)  (0.69)  (1.89)
                                                                            -----------------------------------------
 Total dividends and distributions                                           (0.27)  (1.91)  (1.18)  (0.80)  (1.96)
                                                                            -----------------------------------------
Net asset value at end of period                                             10.13   13.78   16.05   12.65   10.92
                                                                            -----------------------------------------
Total return (%)                                                            (24.63)  (2.14)  36.83   23.26   20.37/3/

Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                                       17,576  24,744  18,642  11,047   6,464
Ratio of expenses (after reduction) to average net assets                     1.13    1.11    1.11    1.07    1.07/4/
Ratio of expenses (before reduction) to average net assets                    1.13    1.11    1.14    1.21    1.16/4/
Ratio of net investment income (loss) (after reduction) to average net
 assets                                                                       0.24   (0.07)   0.10    0.50    0.54/4/
Portfolio turnover rate                                                         14      16      18      26      37/3/

--------------------------------------------------------------------------------
1Institutional Shares commenced operations on 4/1/97.
2Investor Shares commenced operations on 5/1/97.
3Not annualized.
4Annualized.

                                             BNY Hamilton Large Cap Growth Fund

        BNY  HAMILTON

         INTERNATIONAL EQUITY FUND


CUSIP Numbers:
Institutional Shares 05561M846
Investor Shares 05561M838


INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

MANAGEMENT STRATEGY

The Fund pursues its objective by investing primarily in Depositary Receipts
(DRs) representing securities of non-U.S. issuers. DRs are U.S. securities that represent securities of a non-U.S. issuer that are deposited in a custody account of the U.S. bank that administers the non-U.S. issuer's DR program. The Advisor will screen the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index universe of approximately 1000 issuers, representing the developed securities markets, for the availability of issuers with a sponsored or unsponsored DR facility. Issuers with DR facilities are then analyzed by the Advisor's proprietary mathematical algorithm to reflect the characteristics of the developed markets. The risk characteristics utilized in the algorithm are country weights, sector weights and sector weights within each country. As a result of this process, the Fund is expected to hold DRs representing 150-250 foreign issuers. The Fund's country allocation is expected to be within 5% of that of the MSCI EAFE Index. Securities from developing countries, such as Russia, will not be included as they are not part of the MSCI EAFE Index.

Under normal circumstances, the Fund will invest at least 80% of its total assets in equity securities, including DRs representing securities of non-U.S. issuers. Most securities are non-U.S. equities held as DRs. The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and for protecting the value of portfolio securities. As a temporary defensive measure, the Fund may invest more than 20% of its assets in U.S. cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.


BNY Hamilton International Equity Fund

MAIN INVESTMENT RISKS

The value of your investment in the Fund will generally fluctuate with stock market movements in the countries in which the Fund is invested. Since the prices of many non-U.S. stocks emphasized by the Fund have historically been more volatile than those of U.S. stocks, the ups and downs of your investment in this Fund may be more extreme.

Some non-U.S. issuers do not have established DR programs. Because the Fund will pursue its objective by investing primarily in DRs representing securities of non-U.S. issuers, the Fund will not generally pursue opportunities for investment in non-U.S. issuers that do not have DR programs but that might otherwise be attractive investments for the Fund.

As a group, the large-capitalization stocks emphasized by this Fund could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks.

Investments in smaller companies, on the other hand, have historically been more volatile than those of larger companies. And to the extent that the Fund invests in smaller companies, the volatility of your investment may increase.

Investments in foreign securities involve additional risks. Unfavorable currency exchange rates could decrease the value of your investment in terms of U.S. dollars. Transaction expenses are generally higher on foreign exchanges than in the U.S., which could affect performance. Furthermore, foreign taxes could also detract from performance. Some foreign companies do not adhere to uniform accounting principles, so publicly available financial information may be limited or misleading. Political and social unrest could also affect the performance of this Fund. These risks are magnified in emerging markets.

The portfolio manager's asset allocation strategy or choice of specific securities may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell at a price that is beneficial to the Fund.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------
 Globalization and International Investing
With more than half of the world's market opportunities outside the U.S., international funds offer investors greater diversification than a purely domestic portfolio. International markets are experiencing many of the same dynamics that drove U.S. stock growth in the 1990s:

..corporate restructuring

..increased emphasis on shareholder value

..growing pool of investors through retirement and other savings plans

Meanwhile, global competition is spurring companies worldwide, and particularly in developed economies, to increase their efficiency by cutting costs, relocating production facilities, out-sourcing non-essential processes and focusing on their core businesses.

Businesses in emerging markets may benefit substantially from free-market reforms, reduced barriers to trade and rising standards of living.



-----------------------------------------------


                                         BNY Hamilton International Equity Fund

PAST PERFORMANCE
The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 Institutional Shares annual total returns/1/
 (%) as of 12/31/01
               [CHART]

 1998       1999      2000       2001
 -----     -----    -------    -------
 20.84     43.45    (23.99)    (25.20)



         Best quarter: Q4 '99 +29.58%    Worst quarter: Q1 '01 -14.24%
The table below presents the Fund's average annual returns over various periods along with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only. After-tax returns for Investor Shares will vary.

 Average annual total returns (%) as of 12/31/01*

                                                  Since
                                   1 Year 3 Years 4/1/97
--------------------------------------------------------
Institutional Shares Return Before
 Taxes/1/                          -25.20  -6.56   1.10
Institutional Shares Return
 After Taxes on Distribution/1/    -25.20  -7.31   0.60
Institutional Shares Return After
 Taxes on Distributions and Sale
 of Fund Shares/1/                 -15.35  -4.95   1.06
Investor Shares Return Before
 Taxes/2/                          -25.12  -6.71   0.90
MSCI EAFE Index (reflects no
 deduction for fees, expenses or
 taxes)/3/                         -21.21  -4.79   1.55

*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES
The table below outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since these funds are "no-load", shareholders pay no fees or out-of-pocket expenses.

 Fee table (% of average net assets)


                                Institutional Investor
                                       Shares   Shares
------------------------------------------------------
Shareholder Fees                         None     None

Annual Operating Expenses
------------------------------------------------------
Management fee                           0.85     0.85
Distribution (12b-1) fees                  --     0.25
Other expenses                           0.42     0.42

Total annual operating expenses          1.27     1.52

The table below shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

 Expenses on a $10,000 investment* ($)


                     1 Year 3 Years 5 Years 10 Years
----------------------------------------------------
Institutional Shares  129     403     697    1,534
Investor Shares       155     480     829    1,813

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.


--------------------------------------------------------------------------------
1Institutional Shares commenced operations on 4/1/97.
2Investor Shares commenced operations on 5/1/97. From 4/1/97 through 4/30/97, performance is based on the Institutional class of shares.
3The MSCI EAFE is an unmanaged index of stocks of companies in Europe, Australasia and the Far East.

BNY Hamilton International Equity Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned
(or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2001, 2000 and 1999 has been audited by Ernst & Young LLP whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request. The years ended December 31, 1998 and 1997 were audited by other auditors whose report was unqualified.

Institutional Shares--Year Ended December 31,                2001     2000     1999     1998     1997/1/
Per-Share Data ($)
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                        12.50    17.70    12.90    10.69   10.00
                                                            ---------------------------------------------
Income (loss) from investment operations:
  Net investment income                                        0.02       --       --     0.03    0.02
  Net realized and unrealized gain (loss) on investments      (3.17)   (4.23)    5.55     2.20    0.67
                                                            ---------------------------------------------
  Total income (loss) from investment operations              (3.15)   (4.23)    5.55     2.23    0.69
Less distributions:
  Dividends from net investment income                           --    (0.01)   (0.03)   (0.02)     --
  Distributions from capital gains                               --    (0.96)   (0.72)      --      --
                                                            ---------------------------------------------
  Total dividends and distributions                              --    (0.97)   (0.75)   (0.02)
                                                            ---------------------------------------------
Net asset value at end of period                               9.35    12.50    17.70    12.90   10.69
                                                            ---------------------------------------------
Total return (%)                                             (25.20)  (23.99)   43.45    20.84    6.90/3/
Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                       172,417  268,147  273,597  177,363  94,806
Ratio of expenses (after reduction) to average net assets      1.27     1.22     1.24     1.27    1.26/4/
Ratio of expenses (before reduction) to average net assets     1.27     1.22     1.24     1.32    1.49/4/
Ratio of net investment income (after reduction) to average
 net assets                                                    0.19       --     0.01     0.54    0.26/4/
Portfolio turnover rate                                         169       86       84       75      36/3/

Investor Shares--Year Ended December 31,                           2001    2000    1999    1998   1997/2/
----------------------------------------                          ------  ------  ------  -----  ------
Per-Share Data ($)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                             12.38   17.59   12.84  10.66  10.19
                                                                  ----------------------------------------
Income (loss) from investment operations:
 Net investment income (loss)                                      (0.01)  (0.03)  (0.04)  0.03   0.02
 Net realized and unrealized gain (loss) on investments            (3.10)  (4.21)   5.51   2.17   0.45
                                                                  ----------------------------------------
 Total income (loss) from investment operations                    (3.11)  (4.24)   5.47   2.20   0.47
Less distributions:
 Dividends from net investment income                                 --   (0.01)     --  (0.02)    --
 Distributions from capital gains                                     --   (0.96)  (0.72)    --     --
                                                                  ----------------------------------------
 Total dividends and distributions                                    --   (0.97)  (0.72) (0.02)    --
                                                                  ----------------------------------------
Net asset value at end of period                                    9.27   12.38   17.59  12.84  10.66
                                                                  ----------------------------------------
Total return (%)                                                  (25.12) (24.19)  43.00  20.61   4.61/3/
Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                              5,350   7,583  12,010  5,391  2,560
Ratio of expenses (after reduction) to average net assets           1.52    1.43    1.52   1.52   1.52/4/
Ratio of expenses (before reduction) to average net assets          1.52    1.43    1.55   1.65   1.75/4/
Ratio of net investment income (loss)(after reduction) to
 average net assets                                                (0.09)  (0.20)  (0.27)  0.32   0.33/4/
Portfolio turnover rate                                              169      86      84     75     36/3/

----------------------------------------------------------------------------
1Institutional Shares commenced operations on 4/1/97.
2Investor Shares commenced operations on 5/1/97.
3Not annualized.

4Annualized.

                                         BNY Hamilton International Equity Fund

        BNY  HAMILTON

         SMALL CAP GROWTH FUND


CUSIP Numbers:
Institutional Shares 05561M861
Investor Shares 05561M853


INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies.

MANAGEMENT STRATEGY

Individual security selection is the primary investment focus, rather than industry allocation. Within the universe of small-capitalization companies whose market capitalizations are between $100 million and $2 billion, and companies that are in the Russell 2000 Index (without regard to their market capitalization), the Fund targets those with above-average earnings growth that have exceeded market expectations. The Fund emphasizes companies in this group that dominate niche markets, and thus exert more control over the pricing and supply in their markets. The Fund expects the companies in which it invests to achieve sustained growth in earnings or revenues over the next two to three years. Specific factors that may suggest growth include:

..expanded operations

..new products or technologies

..new distribution channels

..generally favorable industry conditions

..revitalized company management

To complement these core investments, the portfolio manager seeks to take advantage of industry cycles, and thus may overweight different sectors as economic conditions change. The Fund may continue to invest in and retain in its portfolio the stocks of companies even after their market capitalizations exceed $2 billion.

Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (i.e., options, futures), which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 80% of its assets in small-capitalization stocks. As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.


BNY Hamilton Small Cap Growth Fund

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. Since the prices of the small-capitalization stocks emphasized by the Fund have historically been more volatile than those of larger companies, the ups and downs of your investment in the Fund may be more extreme than the market as a whole.

As a group, small companies are usually relatively young, and their short track records make it difficult to build a case for sustainable long-term growth. Limited product lines, niche markets, and small capital reserves may not allow small companies to survive temporary setbacks. In a declining market, these stocks can also be hard to sell at a price that is beneficial to the Fund.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------

 Small-Cap Companies and Growth Investing

Small companies tend to grow or fade quickly by their nature. Their market valuations are often based more on investors' belief in their future potential than on their current balance sheets. Since market sentiment can change from one day or week to the next, small-cap stock prices have historically been more volatile than those of large-cap stocks. Growth investors are often attracted to small companies for their specialization and innovation.
Specialization: Small companies often occupy niche markets, catering to a specific geography or industry. They can grow to dominate such markets rapidly, but are also threatened by even temporary downturns.
Innovation: Bold ideas for products or services are the basis of many small companies. A company's ability to sustain its innovative culture and broaden its markets, however, is difficult to predict.

-----------------------------------------------


                                             BNY Hamilton Small Cap Growth Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 Institutional Shares annual total returns/1/
 (%) as of 12/31/01

                             [CHART]

1992   1993    1994   1995    1996   1997  1998  1999    2000     2001
----   -----  ------  -----   -----  ----  ----  -----  ------   ------
5.88   19.12  (0.33)  20.92   29.97  9.39  7.89  97.22  (1.41)   (11.69)
         Best quarter: Q4 '99 +54.82%    Worst quarter: Q3 '01 -20.79%
The table below presents the Fund's average annual returns over various periods along with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only. After-tax returns for Investors Shares will vary.

 Average annual total returns (%) as of 12/31/01*

                                                  1 Year 5 Years 10 Years
       ------------------------------------------------------------------
       Institutional Shares Return Before
        Taxes/1/                                  -11.69  15.16   14.87
       Institutional Shares Return After
        Taxes on Distributions/1/                 -11.93  12.82   13.70
       Institutional Shares Return After Taxes on
        Distributions and Sale of Fund Shares/1/  - 6.88  12.09   12.68
       Investor Shares Return Before Taxes/1/     -11.90  14.96   14.76
       Russell 2000 Index (reflects no
        deduction for fees, expenses or
        taxes)/2/                                   2.49   7.52   11.51

*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The table below outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since these funds are "no-load", shareholders pay no fees or out-of-pocket expenses.

 Fee table (% of average net assets)


                                Institutional Investor
                                       Shares   Shares
------------------------------------------------------
Shareholder Fees                         None     None

Annual Operating Expenses
------------------------------------------------------
Management fee                           0.75     0.75
Distribution (12b-1) fees                None     0.25
Other expenses                           0.30     0.30

Total annual operating expenses          1.05     1.30

The table below shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

 Expenses on a $10,000 investment* ($)


                     1 Year 3 Years 5 Years 10 Years
----------------------------------------------------
Institutional Shares  107     334     579    1,283
Investor Shares       132     412     713    1,568

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions and no change in operating expenses.
--------------------------------------------------------------------------------
1For Institutional Shares before 4/1/97 and for Investor Shares before 5/1/97, performance figures are based on the performance of an unregistered Bank of New York common trust fund that had objectives and policies materially equivalent to those of the current mutual fund. Although the figures have been adjusted to attempt to reflect expenses associated with the mutual fund, they are only approximations. Many other factors also reduce their reliability. For example, the common trust fund performance might have been lower if it had been subject to the extra restrictions imposed on mutual funds.
2The Russell 2000 is an unmanaged index of small U.S. companies.

BNY Hamilton Small Cap Growth Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned
(or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request. The years ended December 31, 1998 and 1997 were audited by other auditors whose report was unqualified.

Institutional Shares--Year Ended December 31,               2001        2000        1999        1998        1997/1/

Per-Share Data ($)
----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                       17.83       22.78       12.46       11.93       10.00
                                                           -----------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                        (0.07)/5/   (0.12)/5/   (0.11)/5/   (0.02)/5/   (0.02)
  Net realized and unrealized gain (loss) on investments     (2.01)      (0.38)      12.08        0.91        2.80
                                                           -----------------------------------------------------------
  Total income (loss) from investment operations             (2.08)      (0.50)      11.97        0.89        2.78
Less distributions:
  Distributions from capital gains                           (0.22)      (4.45)      (1.65)      (0.36)      (0.85)
                                                           -----------------------------------------------------------
Net asset value at end of period                             15.53       17.83       22.78       12.46       11.93
                                                           -----------------------------------------------------------
Total return (%)                                            (11.69)      (1.41)      97.22        7.89       27.80/3/
Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                      348,753     404,735     389,553     188,402     133,741
Ratio of expenses (after reduction) to average net assets     1.05        1.04        1.04        0.97        0.97/4/
Ratio of expenses (before reduction) to average net assets    1.05        1.04        1.06        1.13        1.10/4/
Ratio of net investment loss (after reduction) to average
 net assets                                                  (0.42)      (0.51)      (0.73)      (0.19)      (0.26)/4/
Portfolio turnover rate                                         53          47          86          84          68/3/
Investor Shares--Year Ended December 31,                    2001        2000        1999        1998        1997/2/

Per-Share Data ($)
----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                       17.68       22.67       12.44       11.94       10.03
                                                           -----------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                        (0.11)/5/   (0.17)/5/   (0.13)/5/   (0.04)/5/   (0.02)
  Net realized and unrealized gain (loss) on investments     (1.99)      (0.37)      12.01        0.90        2.78
                                                           -----------------------------------------------------------
  Total income (loss) from investment operations             (2.10)      (0.54)      11.88        0.86        2.76
Less distributions:
  Distributions from capital gains                           (0.22)      (4.45)      (1.65)      (0.36)      (0.85)
                                                           -----------------------------------------------------------
Net asset value at end of period                             15.36       17.68       22.67       12.44       11.94
                                                           -----------------------------------------------------------
Total return (%)                                            (11.90)      (1.61)      96.65        7.55       27.52/3/
Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                       14,132      15,925      15,062       6,763       1,162
Ratio of expenses (after reduction) to average net assets     1.30        1.28        1.33        1.22        1.22/4/
Ratio of expenses (before reduction) to average net assets    1.30        1.28        1.37        1.46        1.40/4/
Ratio of net investment loss (after reduction) to average
 net assets                                                  (0.67)      (0.76)      (0.96)      (0.43)      (0.54)/4/
Portfolio turnover rate                                         53          47          86          84          68/3/

--------------------------------------------------------------------------------
1Institutional Shares commenced operations on 4/1/97.
2Investor Shares commenced operations on 5/1/97.
3Not annualized.
4Annualized.
5Based on average shares outstanding.

                                             BNY Hamilton Small Cap Growth Fund

        BNY  HAMILTON

         INTERMEDIATE
         GOVERNMENT FUND


CUSIP Numbers:
Institutional Shares 05561M762
Investor Shares 05561M200


INVESTMENT OBJECTIVE

The Fund seeks to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and minimal credit risk.

MANAGEMENT STRATEGY

The Fund pursues its objective by investing primarily in debt obligations issued or guaranteed by the U.S. government or its agencies. Under normal market conditions, the Fund maintains a dollar-weighted average maturity between three years and ten years.

In investing the Fund's assets, an analysis of economic trends, particularly interest rate movements and yield spreads, is used to determine which types of securities offer the best investment opportunities. This analysis takes place on several levels. First, the Fund allocates broadly between direct agency debt obligations, agency mortgage-backed securities, and U.S. Treasuries.

The Fund invests in the various types of mortgage-backed securities based on an evaluation of relative yields and prepayment risk, among other factors. In a period of declining interest rates, for example, the Fund might favor discount mortgage securities over higher-yielding premium mortgage securities because of their lower prepayment risk.

The Fund also invests in collateralized mortgage obligations, or CMOs, which are backed by pools of mortgages and are organized so that different classes of securities with different maturities and coupons are available.

In selecting individual securities, the portfolio manager uses models to evaluate probable yields over time and prepayment risk, among other factors. The Fund attempts to manage interest rate risk by adjusting its duration. Duration is measured in years, like maturity, and it is a more accurate gauge of a bond's sensitivity to interest rate change because it takes additional significant factors, including prepayment risk, into account.

Within limits, the Fund also may use certain derivatives (i.e., options, futures), which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 80% of its total assets in debt obligations issued or guaranteed by the U.S. government or its agencies. As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.


BNY Hamilton Intermediate Government Fund

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the duration of a bond, the more sharply its value will rise or fall in response to an interest rate change.

When interest rates drop, holders of the mortgages represented by CMOs and other mortgage-backed securities are more likely to refinance, thus forcing the Fund to find new investments, which could have lower yields.

When interest rates rise, on the other hand, mortgage holders tend not to prepay, and then the Fund can miss opportunities to reinvest in more profitable securities.

In periods of market uncertainty, some of the portfolio's securities could be difficult to sell at a price that is beneficial to the Fund.

The portfolio manager's asset allocation strategy or choice of specific securities may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

The Fund has low exposure to credit risk because all of its securities are backed by the full faith and credit of the U.S. government or guaranteed by one of its agencies. These guarantees, however, do not prevent shares of the Fund from falling in value.

Though not likely, it is possible that issuers of bonds in the Fund's portfolio could be downgraded in credit rating or default on their payments.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------
 Mortgage-backed Securities and CMOs

Pass-through mortgage-backed securities represent a direct ownership interest in a pool of mortgage loans.

Collateralized mortgage obligations (CMOs) are backed by pools of pass-throughs or mortgage loans. CMO issuers organize the cash flow from the underlying securities into classes, or tranches, with widely different maturities and payment schedules. These securities are often fully collateralized by U.S. government agency securities such as Fannie Mae (FNMA) and Ginnie Mae (GNMA), though they may be issued by private firms.
-----------------------------------------------

                                      BNY Hamilton Intermediate Government Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 Investor Shares annual total returns/1/
 (%) as of 12/31/01



                         [CHART]

1993   1994   1995   1996  1997  1998   1999    2000  2001
----  ------  -----  ----  ----  ----  ------  -----  ----
8.03  (5.17)  15.40  3.16  7.54  7.33  (0.98)  10.76  6.62

          Best quarter: Q2 '95 +5.48      Worst quarter: Q1 '94 -3.54
The table below presents the Fund's average annual returns over various periods along with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for Institutional Shares will vary.

 Average annual total returns (%) as of 12/31/01*

                                                             Since
                                             1 Year 5 Years 8/10/92
            -------------------------------------------------------
            Investor Shares Return
             Before Taxes/1/                  6.62   6.18    5.50
            Investor Shares Return After
             Taxes on Distributions/1/        4.52   3.93    3.31
            Investor Shares Return After
             Taxes on Distributions and
             Sale of Fund Shares/1/           4.00   3.82    3.30
            Institutional Shares Return
             Before Taxes/2/                  6.99   6.45    5.65
            Lehman Intermediate
             Government Index (reflects no
             deduction for fees, expenses or
             taxes)/3/                        8.42   7.06    6.54

*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The table below outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since these funds are "no-load", shareholders pay no fees or out-of-pocket expenses.

 Fee table (% of average net assets)


                                 Institutional Investor
                                        Shares   Shares
-------------------------------------------------------
Shareholder Fees                          None     None

Annual Operating Expenses
-------------------------------------------------------
Management fee                            0.50     0.50
Distribution (12b-1) fees                   --     0.25
Other expenses                            0.43     0.43

Total annual operating expenses*          0.93     1.18

*This year, the Advisor voluntarily reduced the Fund's operating expenses for Institutional Shares and Investors Shares by 0.14%, resulting in net operating expenses of 0.79% and 1.04% respectively based on average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time.

The table below shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

 Expenses on a $10,000 investment* ($)


                     1 Year 3 Years 5 Years 10 Years
----------------------------------------------------
Institutional Shares   95     296     515    1,143
Investor Shares       120     375     649    1,432

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions and no change in operating expenses.
--------------------------------------------------------------------------------
1Investor Shares commenced operations on 8/10/92.
2Before 4/1/97, performance figures are based on the performance of Investor
 Shares of the Intermediate Government Fund.
3The Lehman Brothers Intermediate Government Index is an unmanaged index of intermediate-term government bonds.


BNY Hamilton Intermediate Government Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned
(or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request. The years ended December 31, 1998 and 1997 were audited by other auditors whose report was unqualified.

Institutional Shares--Year Ended December 31,                           2001    2000    1999    1998    1997/1/
Per-Share Data ($)
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                   9.85    9.41   10.04    9.88    9.53
                                                                       -----------------------------------------
Income (loss) from investment operations:
  Net investment income                                                  0.51    0.56    0.56    0.56    0.42
  Net realized and unrealized gain (loss) on investments                 0.17    0.44   (0.64)   0.16    0.35
                                                                       -----------------------------------------
  Total income (loss) from investment operations                         0.68    1.00   (0.08)   0.72    0.77
Less distributions:
  Dividends from net investment income                                  (0.54)  (0.56)  (0.55)  (0.56)  (0.42)
                                                                       -----------------------------------------
Net asset value at end of period                                         9.99    9.85    9.41   10.04    9.88
                                                                       -----------------------------------------
Total return (%)                                                         6.99   11.03   (0.73)   7.49    8.27/2/
Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                                  86,160  75,533  68,762  64,944  64,128
Ratio of expenses (after reduction) to average net assets                0.79    0.79    0.82    0.90    0.90/3/
Ratio of expenses (before reduction) to average net assets               0.93    0.94    0.92    0.96    0.99/3/
Ratio of net investment income (after reduction) to average net assets   5.15    5.92    5.76    5.63    5.79/3/
Portfolio turnover rate                                                    44      10      16      61      41/2/

Investor Shares--Year Ended December 31,                                2001    2000    1999    1998    1997
Per-Share Data ($)
--------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                   9.85    9.41   10.04    9.87    9.70
                                                                       ---------------------------------------
Income (loss) from investment operations:
  Net investment income                                                  0.49    0.53    0.53    0.54    0.54
  Net realized and unrealized gain (loss) on investments                 0.15    0.45   (0.63)   0.17    0.17
                                                                       ---------------------------------------
  Total income (loss) from investment operations                         0.64    0.98   (0.10)   0.71    0.71
Less distributions:
  Dividends from net investment income                                  (0.51)  (0.54)  (0.53)  (0.54)  (0.54)
                                                                       ---------------------------------------
Net asset value at end of period                                         9.98    9.85    9.41   10.04    9.87
                                                                       ---------------------------------------
Total return (%)                                                         6.62   10.76   (0.98)   7.33    7.54
Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                                  13,278  12,168  12,507  12,525  10,458
Ratio of expenses (after reduction) to average net assets                1.04    1.04    1.07    1.15    1.08
Ratio of expenses (before reduction) to average net assets               1.18    1.18    1.20    1.26    1.11
Ratio of net investment income (after reduction) to average net assets   4.89    5.67    5.50    5.38    5.57
Portfolio turnover rate                                                    44      10      16      61      41

--------------------------------------------------------------------------------
1Institutional shares commenced operations on 4/1/97.
2Not annualized.
3Annualized.


                                      BNY Hamilton Intermediate Government Fund

        BNY  HAMILTON

         INTERMEDIATE INVESTMENT
         GRADE FUND


CUSIP Numbers:
Institutional Shares 05561M796
Investor Shares 05561M788


INVESTMENT OBJECTIVE

The Fund seeks to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and maintenance of liquidity.

MANAGEMENT STRATEGY

The Fund pursues its objective by investing primarily in investment-grade debt obligations, which are securities rated Baa/BBB and above, as well as their unrated equivalents. The Fund may invest in securities issued or guaranteed by:

..U.S. and foreign corporations

..the U.S. government or its agencies

Under normal market conditions, the Fund maintains an average maturity between three years and ten years.

In investing the Fund's assets, an analysis of economic trends -- including rate projections, inflation trends, and corporate profit outlook -- is used to determine how the Fund should allocate its investments among the sectors above. The Fund has tended to emphasize corporate bonds.

In the corporate bond portion of the portfolio, the Fund is diversified across market sectors but may emphasize different sectors. In selecting individual corporate bonds, the portfolio manager considers the bond's structure, maturity and yield in light of the company's current financial health, competitive position and future prospects. The Fund may achieve its average maturity by investing primarily in intermediate-term bonds, or it may use a "barbell" strategy and invest in short-term and longer-term bonds.

In the U.S. government portion of the portfolio, the Fund allocates broadly between U.S. Treasury obligations and agency issuers based on an evaluation of relative yields.

The Fund attempts to manage interest rate risk by adjusting its duration. Duration is measured in years, like maturity, and it is a more accurate gauge of a bond's sensitivity to interest rate change because it takes additional significant factors, including prepayment risk, into account. Within limits, the Fund also may use certain derivatives (i.e., options, futures), which are investments whose value is determined by underlying securities or indices. Under normal circumstances, the Fund will invest at least 80% of its total assets in investment-grade debt obligations as well as unrated securities considered by the portfolio manager to be of comparable quality.

As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.


BNY Hamilton Intermediate Investment Grade Fund

MAIN INVESTMENT RISKS

Issuers of corporate bonds in the Fund's portfolio could be downgraded in credit rating or default on their payments. This risk is magnified with lower-rated bonds.

When interest rates drop, holders of the mortgages represented by CMOs and other mortgage-backed securities are more likely to refinance, thus forcing the Fund to find new investments, which could have lower yields.

When interest rates rise, on the other hand, mortgage holders tend not to prepay, and then the Fund can miss opportunities to reinvest in more profitable securities.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

The portfolio manager's asset allocation strategy or choice of specific securities may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell for a price that is beneficial to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------

 Understanding Intermediate-Term Bonds


The market value of a bond is influenced by two variables: maturity and interest rates. The relationship between these variables can be described as a risk curve.

The risk curve for bonds typically has a positive slope, meaning that short maturities provide the greatest price stability and longer maturities carry increasingly higher risks of price volatility in response to interest rate changes.

The Fund invests in intermediate-term bonds, which occupy a middle ground, offering moderate price stability and current income.

Weighted-Average Life:

If the Fund purchases a mortgage-backed or asset-backed security, the Fund will use such security's weighted-average life as a substitute for its final maturity, including for purposes of determining the Fund's weighted-average maturity. A security's weighted-average life is the average amount of time that will elapse from the date of the security's issuance or purchase until each dollar of principal is repaid to the investor.

The weighted-average life of a mortgage-backed or asset-backed security is only an estimate. The average amount of time that each dollar of principal is actually outstanding is influenced by, among other factors, the rate at which principal, both scheduled and unscheduled, is paid on the loans underlying the security, and the level of interest rates.

-----------------------------------------------


                                BNY Hamilton Intermediate Investment Grade Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
 Institutional Shares annual total returns/1/
 (%) as of 12/31/01

                              [CHART]

1992   1993    1994     1995   1996   1997   1998    1999    2000   2001
-----  -----  -------  ------  -----  -----  -----  -------  -----  -----
6.21%  9.62%  (5.06)%  18.69%  1.82%  8.18%  8.56%  (1.47)%  9.37%  7.21%

 Best quarter: Q2 '95 +6.28%   Worst quarter: Q1 '94 -3.82%
The table below presents the Fund's average annual returns over various periods along with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevent to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional shares only. After-tax returns for Investor Shares will vary.
 Average annual total returns (%) as of 12/31/01*

                                                        1 Year 5 Years 10 Years
-------------------------------------------------------------------------------
Institutional Shares Return Before Taxes/1/              7.21   6.29     6.12
Institutional Shares Return After Taxes on
 Distributions/1/                                        4.82   3.89     4.92
Institutional Shares Return After Taxes on
 Distributions and Sale of Fund Shares/1/                4.36   3.84     4.45
Investor Shares Return Before Taxes/1/                   6.95   6.03     5.99
Lehman Intermediate Gov't/ Corporate Index (reflects
 no deduction for fees, expenses or taxes)/2/            8.98   7.09     6.81

*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The table below outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since these funds are "no-load", shareholders pay no fees or out-of-pocket expenses.

 Fee table (% of average net assets)


                                                        Institutional Investor
                                                               Shares   Shares
------------------------------------------------------------------------------
Shareholder Fees                                                 None     None

Annual Operating Expenses
------------------------------------------------------------------------------
Management fee                                                   0.50     0.50
Distribution (12b-1) fees                                          --     0.25
Other expenses                                                   0.29     0.29

Total annual operating expenses/*/                               0.79     1.04

*This year, the Advisor voluntarily reduced the Fund's operating expenses for Institutional Shares and Investor Shares by 0.01%, resulting in net operating expenses of 0.78% and 1.03% based on average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time.

The table below shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

 Expenses on a $10,000 investment* ($)


                                              1 Year 3 Years 5 Years 10 Years
-----------------------------------------------------------------------------
Institutional Shares                            81     252     439      978
Investor Shares                                106     331     574    1,271

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions and no change in operating expenses.
--------------------------------------------------------------------------------
1For Institutional Shares before 4/1/97 and for Investor Shares before 5/1/97, performance figures are based on the performance of an unregistered Bank of New York common trust fund that had objectives and policies materially equivalent to those of the current mutual fund. Although the figures have been adjusted to attempt to reflect expenses associated with the mutual fund, they are only approximations. Many other factors also reduce their reliability. For example, the common trust fund performance might have been lower if it had been subject to the extra restrictions imposed on mutual funds.
2The Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index of intermediate-term U.S. government and corporate bonds.

BNY Hamilton Intermediate Investment Grade Fund

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request. The years ended December 31, 1998 and 1997 were audited by other auditors whose report was unqualified.

Institutional Shares--Year Ended December 31,                           2001     2000     1999     1998     1997/1/
Per-Share Data ($)
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                   10.12     9.84    10.61    10.45    10.00
                                                                       -------  -------------------------------------
Income (loss) from investment operations:
  Net investment income                                                   0.58     0.61     0.60     0.61     0.47
  Net realized and unrealized gain (loss) on investments                  0.14     0.28    (0.76)    0.26     0.45
                                                                       -------  -------------------------------------
  Total income (loss) from investment operations                          0.72     0.89    (0.16)    0.87     0.92
Dividends and distributions:
  Dividends from net investment income                                   (0.60)   (0.61)   (0.59)   (0.61)   (0.47)
  Distributions from capital gains                                          --       --    (0.02)   (0.10)      --
                                                                       -------  -------------------------------------
  Total dividends and distributions                                      (0.60)   (0.61)   (0.61)   (0.71)   (0.47)
                                                                       -------  -------------------------------------
Net asset value at end of period                                         10.24    10.12     9.84    10.61    10.45
                                                                       -------  -------------------------------------
Total return (%)                                                          7.21     9.37    (1.47)    8.56     9.34/3/
Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                                  436,985  415,608  393,680  392,522  350,330
Ratio of expenses (after reduction) to average net assets                 0.78     0.79     0.78     0.81     0.80/4/
Ratio of expenses (before reduction) to average net assets                0.79     0.79     0.78     0.81     0.80/4/
Ratio of net investment income (after reduction) to average net assets    5.69     6.18     5.89     5.79     6.14/4/
Portfolio turnover rate                                                    106       76       57       53       81/3/

Investor Shares--Year Ended December 31,                                2001   2000     1999     1998     1997/2/
Per-Share Data ($)
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                 10.12     9.84    10.61    10.45    10.08
                                                                       -----  -------------------------------------
Income (loss) from investment operations:
  Net investment income                                                 0.56     0.58     0.57     0.58     0.40
  Net realized and unrealized gain (loss) in investments                0.13     0.28    (0.76)    0.26     0.37
                                                                       -----  -------------------------------------
  Total income (loss) from investment operations                        0.69     0.86    (0.19)    0.84     0.77
Less distributions:
  Dividends from net investment income                                 (0.57)   (0.58)   (0.56)   (0.58)   (0.40)
  Distributions from capital gains                                        --       --    (0.02)   (0.10)      --
                                                                       -----  -------------------------------------
  Total dividends and distribution                                     (0.57)   (0.58)   (0.58)   (0.68)   (0.40)
                                                                       -----  -------------------------------------
Net asset value at end of period                                       10.24    10.12     9.84    10.61    10.45
                                                                       -----  -------------------------------------
Total return (%)                                                        6.95     9.10    (1.73)    8.22     7.76/3/
Ratios/Supplemental Data (%)
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                                  6,002    4,912    4,607    3,981    1,891
Ratio of expenses (after reduction) to average net assets               1.03     1.03     1.05     1.13     1.06/4/
Ratio of expenses (before reduction) to average net assets              1.04     1.04     1.09     1.13     1.06/4/
Ratio of net investment income (after reduction) to average net assets  5.43     5.93     5.62     5.51     5.74/4/
Portfolio turnover rate                                                  106       76       57       53       81/3/

--------------------------------------------------------------------------------
1Institutional Shares commenced operations on 4/1/97.
2Investor Shares commenced operations on 5/1/97.
3Not annualized.

4Annualized.

                                BNY Hamilton Intermediate Investment Grade Fund

        BNY  HAMILTON

         INTERMEDIATE TAX-EXEMPT FUND


CUSIP Numbers:
Institutional Shares 05561M820
Investor Shares 05561M812


INVESTMENT OBJECTIVE

The Fund seeks to provide income that is exempt from federal income taxes while maintaining relative stability of principal.

MANAGEMENT STRATEGY

In pursuing its objective, the Fund normally invests at least 80% of its net assets in investment-grade municipal debt obligations issued by U.S. states, territories and municipalities. Under normal market conditions, the Fund maintains a dollar-weighted average maturity between three years and ten years.

The Fund invests in a diversified portfolio of investment-grade municipal obligations. Before any security is added to the fund, it is thoroughly evaluated for both quality and potential return. The portfolio manager relies on internal credit research to evaluate specific municipal issuers' ability and willingness to pay principal and interest to bondholders. Bonds are chosen based on this analysis rather than on any private insurance features. The Fund invests in general obligation bonds, which are secured by their issuers' full faith and credit, and revenue bonds, which are secured by specific revenue streams such as toll collections or proceeds of a special tax.

The Fund may invest in bonds of any maturity. Within the intermediate-term range, the maturity length of the portfolio and structure of the individual bonds held are based on the Advisor's views on the direction of interest rates.

The Fund normally expects to be fully invested in tax-exempt securities, but it is permitted to invest up to 20% of its net assets in fixed-income securities that are subject to federal, state and local taxes. Within limits, the Fund also may use certain derivatives (i.e., options, futures), which are investments whose value is determined by underlying securities or indices. In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade short-term securities such as U.S. Treasury obligations. In these cases, the Fund would not be pursuing its investment objective.


BNY Hamilton Intermediate Tax-Exempt Fund

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the maturity of a bond, the more sharply its value is likely to rise or fall in response to interest rate change.

This Fund's performance is affected by a variety of factors in the cities, states and regions in which it invests. These may include economic or policy changes, erosion of the tax base, state legislative changes, especially those regarding taxes.

Any debt securities held by the Fund could be downgraded in credit rating or go into default. A revenue bond in the Fund's portfolio could default if its underlying revenue stream fails. This could happen even while the bond issuer remains solvent.

The portfolio manager's investment strategies may not work out as planned, and the Fund could un derperform its peers or lose money. You may, therefore, lose money.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell for a price that is beneficial to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------

 About Municipal Securities

The Fund invests in state and local governments and their agencies, which have collectively issued $1.3 trillion worth of bonds for schools, roads, hospitals, utilities and major public works such as airports. New York is the largest state issuer with approximately 10% of the outstanding debt.

Interest on municipal bonds was exempted from federal income tax when the code was first adopted in 1913.


-----------------------------------------------

                                      BNY Hamilton Intermediate Tax-Exempt Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 Institutional Shares annual total returns/1/ (%) as of 12/31/01

                          [CHART]

1992  1993   1994   1995   1996  1997  1998   1999   2000  2001
----  ----  ------  -----  ----  ----  ----  ------  ----  ----
7.03  8.46  (3.62)  11.45  3.69  6.09  5.37  (2.06)  9.30  4.58

   Best quarter: Q1 '95 +4.64    Worst quarter: Q1 '94 -3.78

The table below presents the Fund's average annual returns over various periods along with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only. After-tax returns for Investor Shares will vary.

 Average annual total returns (%) as of 12/31/01*


                                                        1 Year 5 Years 10 Years
-------------------------------------------------------------------------------
Institutional Shares Return Before Taxes/1/              4.58   4.59     4.93
Institutional Shares Return After Taxes on
 Distributions/1/                                        4.46   4.44     4.85
Institutional Shares Return After Taxes on
 Distributions and Sale of Fund Shares/1/                4.44   4.44     4.47

Investor Shares Return Before Taxes/1/                   4.32   4.34     4.80

Lehman 5 Year G.O. Municipal Bond Index (reflects no
 deduction for fees, expenses or taxes)/2/               5.98   5.31     5.69

*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The table below outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return. Since these funds are "no-load", shareholders pay no fees or out-of-pocket expenses.

 Fee table (% of average net assets)


                                                        Institutional Investor
                                                               Shares   Shares
------------------------------------------------------------------------------

Shareholder Fees                                                 None   None

Annual Operating Expenses
------------------------------------------------------------------------------
Management fee                                                   0.50   0.50
Distribution (12b-1) fees                                          --   0.25
Other expenses                                                   0.31   0.31

Total annual operating expenses*                                 0.81   1.06

*This year, the Advisor voluntarily reduced the Fund's operating expenses for Institutional Shares and Investor shares by 0.02%, resulting in net operating expenses of 0.79% and 1.04% respectively based on average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time.

The table below shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

 Expenses on a $10,000 investment* ($)


                                                   1 Year 3 Years 5 Years 10 Years
----------------------------------------------------------------------------------
Institutional Shares                                 83     259     450    1,002
Investor Shares                                     108     337     585    1,294

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions and no change in operating expenses.
--------------------------------------------------------------------------------
1For Institutional Shares before 4/1/97 and for Investor Shares before 5/1/97, performance figures are based on the performance of an unregistered Bank of New York common trust fund that had objectives and policies materially equivalent to those of the current mutual fund. Although the figures have been adjusted to attempt to reflect expenses associated with the mutual fund, they are only approximations. Many other factors also reduce their reliability. For example, the common trust fund performance might have been lower if it had been subject to the extra restrictions imposed on mutual funds.
2The Lehman Brothers 5 Year General Obligation Municipal Bond Index is an unmanaged-index of intermediate-term general obligation municipal bonds.

BNY Hamilton Intermediate Tax-Exempt Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned
(or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2001, 2000 and 1999 has been audited by Ernest & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request. The years ended December 31, 1998 and 1997 were audited by other auditors whose report was unqualified.


 Institutional Shares--Year Ended December 31,                          2001     2000     1999     1998     1997/1/

Per-Share Data ($)
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                   10.01     9.54    10.19    10.27    10.00
                                                                       ----------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                   0.40     0.40     0.39     0.41     0.33
  Net realized and unrealized gain (loss) on investments                  0.06     0.47    (0.60)    0.13     0.31
                                                                       ----------------------------------------------
  Total income (loss) from investment operations                          0.46     0.87    (0.21)    0.54     0.64
Less distributions:
  Dividends from net investment income                                   (0.40)   (0.40)   (0.39)   (0.41)   (0.33)
  Distributions from capital gains                                       (0.05)      --    (0.05)   (0.21)   (0.04)
                                                                       ----------------------------------------------
  Total dividends and distributions                                      (0.45)   (0.40)   (0.44)   (0.62)   (0.37)
                                                                       ----------------------------------------------
Net asset value at end of period                                         10.02    10.01     9.54    10.19    10.27
                                                                       ----------------------------------------------
Total return (%)                                                          4.58     9.30    (2.06)    5.37     6.50/3/
Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                                  252,992  248,923  251,777  270,065  269,085
Ratio of expenses (after reduction) to average net assets                 0.79     0.78     0.79     0.83     0.81/4/
Ratio of expenses (before reduction) to average net assets                0.81     0.79     0.80     0.83     0.81/4/
Ratio of net investment income (after reduction) to average net assets    3.93     4.10     3.96     4.03     4.36/4/
Portfolio turnover rate                                                     24       19       34       37       30/3/

 Investor Shares--Year Ended December 31,                               2001   2000   1999   1998   1997/2/
------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                 10.02   9.55  10.19  10.28    9.99
                                                                       -------------------------------------
Income (loss) from investment operations:
  Net investment income                                                 0.38   0.37   0.23   0.38    0.27
  Net realized and unrealized gain (loss) on investments                0.05   0.47  (0.45)  0.12    0.33
                                                                       -------------------------------------
  Total income (loss) from investment operations                        0.43   0.84  (0.22)  0.50    0.60
Less distributions:
  Dividends from net investment income                                 (0.37) (0.37) (0.37) (0.38)  (0.27)
  Distributions from capital gains                                     (0.05)    --  (0.05) (0.21)  (0.04)
                                                                       -------------------------------------
  Total dividends and distribution                                     (0.42) (0.37) (0.42) (0.59)  (0.31)
                                                                       -------------------------------------
Net asset value at end of period                                       10.03  10.02   9.55  10.19   10.28
                                                                       -------------------------------------
Total return (%)                                                        4.32   9.03  (2.22)  4.95    6.08/3/
Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                                    533    606    441    473     194
Ratio of expenses (after reduction) to average net assets               1.04   1.03   1.04   1.13    1.15/4/
Ratio of expenses (before reduction) to average net assets              1.06   1.04   1.07   1.13    1.15/4/
Ratio of net investment income (after reduction) to average net assets  3.68   3.85   3.72   3.74    3.98/4/
Portfolio turnover rate                                                   24     19     34     37      30/3/

--------------------------------------------------------------------------------
1Institutional shares commenced operations on 4/1/97.
2Investor shares commenced operations on 5/1/97.
3Not annualized.
4Annualized.
..

                                      BNY Hamilton Intermediate Tax-Exempt Fund

        BNY  HAMILTON

         INTERMEDIATE NEW YORK
         TAX-EXEMPT FUND


CUSIP Numbers:
Institutional Shares 05561M754
Investor Shares 05561M309


INVESTMENT OBJECTIVE

The Fund seeks to provide income that is exempt from federal, New York State and New York City income taxes while maintaining relative stability of principal.

MANAGEMENT STRATEGY

In pursuing its objective, the Fund normally invests at least 80% of its net assets in investment-grade municipal debt obligations, which are securities rated Baa/BBB and above, as well as their unrated equivalents. The Fund may invest in securities issued by New York State and the Commonwealth of Puerto Rico, including all of their municipalities and agencies. Under normal market conditions, the Fund maintains a dollar-weighted average maturity between three years and ten years.

The Fund invests in a diversified portfolio of investment-grade municipal obligations. Before any security is added to the fund, it is thoroughly evaluated for both quality and potential return. The portfolio manager relies on internal credit research to evaluate specific municipal issuers' ability and willingness to pay principal and interest to bond holders. Bonds are chosen based on this analysis rather than on any private insurance features. The Fund invests in general obligation bonds, which are secured by their issuers' full faith and credit, and revenue bonds, which are secured by specific revenue streams such as toll collections or proceeds of a special tax.

The Fund may invest in bonds of any maturity. Within the intermediate-term range, the maturity length of the portfolio and structure of the individual bonds held are based on the Advisor's views on the direction of interest rates.

The Fund normally expects to be fully invested in tax-exempt securities, but it is permitted to invest up to 20% of its net assets in fixed-income securities that are subject to federal, state and local taxes. Within limits, the Fund also may use certain derivatives (i.e., options, futures), which are investments whose value is determined by underlying securities or indices. In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade short-term securities such as U.S. Treasury obligations. In these cases, the Fund would not be pursuing its investment objective.


BNY Hamilton Intermediate New York Tax-Exempt Fund

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the maturity of a bond, the more sharply its value is likely to rise or fall in response to an interest rate change.

Because the Fund invests primarily in New York issuers, its performance is affected by local, state and regional factors. These may include economic or policy changes, erosion of the tax base, the legacy of the grave financial difficulties experienced by New York City and the state as a whole in the 1970s. State legislative changes, especially those regarding taxes, could also affect performance.

The terrorist attack on the World Trade Center on September 11, 2001 has disrupted a number of businesses, caused extensive property damage, is likely to reduce travel, tourism and leisure spending and have other adverse impacts on New York City and the State of New York. Additionally, many businesses located in and around the World Trade Center may relocate to other cities and other states. Therefore, New York City and the State of New York are likely to suffer a decrease in revenue and an increase in expenditures related to the attack.

Any debt securities held by the Fund could be downgraded in credit rating or go into default. A revenue bond in the Fund's portfolio could default if its underlying revenue stream fails. This could happen even while the issuer remains solvent.

The Fund is non-diversified and may invest more than 5% of its assets in securities of a single issuer. If the Fund invests heavily in a single issuer, its overall performance could be linked more closely to the performance of that issuer than to the municipal bond market as a whole.

The portfolio manager's strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell at a price that is beneficial to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                             BNY Hamilton Intermediate New York Tax-Exempt Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 Investor Shares annual total returns/1/ (%) as of 12/31/01

                                [CHART]

 1993    1994      1995   1996   1997   1998    1999    2000   2001
 ----   ------    -----   ----   ----   ----   ------   ----   ----
 7.99   (3.81)    12.08   3.47   6.19   5.04   (1.60)   8.49   4.51

 Best quarter: Q1 '95 +5.00      Worst quarter: Q1 '94 -3.24

The table below presents the Fund's average annual returns over various periods along with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for Institutional Shares will vary.

 Average annual total returns (%) as of 12/31/01*

                                                 Since
                                 1 Year 5 Years 8/10/92
-------------------------------------------------------
Investor Shares Return
 Before Taxes/1/                  4.51   4.47    4.53

Investor Shares Return After
 Taxes on Distributions/1/        4.31   4.43    4.51

Investor Shares Return After
 Taxes on Distributions and
 Sale of Fund Shares/1/           4.29   4.33    4.41

Institutional Shares Return
 Before Taxes/2/                  4.77   4.70    4.65
Lehman 5 Year G.O.
 Municipal Bond Index
 (reflects no deduction
 for fees, expenses or taxes)/3/  5.98   5.31    5.42

*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The table below outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since these funds are "no-load", shareholders pay no fees or out-of-pocket expenses.

 Fee table (% of average net assets)


                                 Institutional Investor
                                        Shares   Shares
-------------------------------------------------------
Shareholder Fees                          None   None

Annual Operating Expenses
-------------------------------------------------------
Management fee                            0.50   0.50
Distribution (12b-1) fees                   --   0.25
Other expenses                            0.60   0.59
Total annual operating expenses*          1.10   1.34

*This year, the Advisor voluntarily reduced the Fund's operating expenses for Institutional Shares by 0.31% and for Investor Shares by 0.30%, resulting in net operating expenses of 0.79% and 1.04% respectively based on average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time.

The table below shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

 Expenses on a $10,000 investment* ($)


                1 Year 3 Years 5 Years 10 Years
-----------------------------------------------
Institutional
 Shares          112     350     606    1,340
Investor Shares  136     425     734    1,613

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions and no change in operating expenses.
--------------------------------------------------------------------------------
1Investor Shares commenced operations on 8/10/92.
2Before 4/1/97, performance figures are based on the performance of Investor
 Shares of the Intermediate New York Tax-Exempt Fund.
3The Lehman Brothers 5 Year General Obligation Municipal Bond Index is an unmanaged index of intermediate-term general obligation municipal bonds.

BNY Hamilton Intermediate New York Tax-Exempt Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned
(or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request. The years ended December 31, 1998 and 1997 were audited by other auditors whose report was unqualified.

Institutional Shares--Year Ended December 31,                             2001    2000    1999    1998   1997/1/
Per-Share Data ($)
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                  10.54   10.10   10.65   10.52   10.16
                                                                       -----------------------------------------
Income (loss) from investment operations:
  Net investment income                                                  0.41    0.41    0.41    0.41    0.31
  Net realized and unrealized gain (loss) on investments                 0.09    0.44   (0.55)   0.14    0.36
                                                                       -----------------------------------------
  Total income (loss) from investment operations                         0.50    0.85   (0.14)   0.55    0.67
Dividends and distributions:
  Dividends from net investment income                                  (0.41)  (0.41)  (0.41)  (0.41)  (0.31)
  Distributions from capital gains                                      (0.08)     --      --   (0.01)     --
                                                                       -----------------------------------------
  Total dividends and distributions                                     (0.49)  (0.41)  (0.41)  (0.42)  (0.31)
                                                                       -----------------------------------------
Net asset value at end of period                                        10.55   10.54   10.10   10.65   10.52
                                                                       -----------------------------------------
Total return (%)                                                         4.77    8.66   (1.35)   5.30    6.69/2/
Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                                  44,164  33,202  31,446  31,519  30,915
Ratio of expenses (after reduction) to average net assets                0.79    0.79    0.82    0.90    0.90/3/
Ratio of expenses (before reduction) to average net assets               1.10    1.06    1.07    1.07    1.15/3/
Ratio of net investment income (after reduction) to average net assets   3.83    4.05    3.93    3.85    3.98/3/
Portfolio turnover rate                                                    17      16      32      24      21/2/

Investor Shares--Year Ended December 31,                                 2001   2000   1999    1998    1997
Per-Share Data ($)
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                 10.55  10.10  10.65   10.52   10.29
                                                                       ------------------------------------
Income (loss) from investment operations:
  Net investment income                                                 0.38   0.39   0.38    0.38    0.39
  Net realized and unrealized gain (loss) on investments                0.09   0.45  (0.55)   0.14    0.23
                                                                       ------------------------------------
  Total income (loss) from investment operations                        0.47   0.84  (0.17)   0.52    0.62
Dividends and distribution:
  Dividends from net investment income                                 (0.38) (0.39) (0.38)  (0.38)  (0.39)
  Distributions from capital gains                                     (0.08)    --     --   (0.01)     --
                                                                       ------------------------------------
  Total dividends and distribution                                     (0.46) (0.39) (0.38)  (0.39)  (0.39)
                                                                       ------------------------------------
Net asset value at end of period                                       10.56  10.55  10.10   10.65   10.52
                                                                       ------------------------------------
Total return (%)                                                        4.51   8.49  (1.60)   5.04    6.19
Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                                  7,099  8,021  8,032  11,580  10,368
Ratio of expenses (after reduction) to average net assets               1.04   1.03   1.07    1.15    1.02
Ratio of expenses (before reduction) to average net assets              1.34   1.31   1.30    1.32    1.32
Ratio of net investment income (after reduction) to average net assets  3.59   3.81   3.65    3.61    3.88
Portfolio turnover rate                                                   17     16     32      24      21

--------------------------------------------------------------------------------
1Institutional shares commenced operations on 4/1/97.
2Not annualized.
3Annualized.


                             BNY Hamilton Intermediate New York Tax-Exempt Fund

        BNY HAMILTON

         ENHANCED INCOME FUND


CUSIP Numbers:
Institutional Shares 05561M598
Investor Shares 05561M580


INVESTMENT OBJECTIVE

Although not a money market fund, the Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its objective by investing at least 80% of its assets in investment-grade (securities rated Baa/BBB and above) fixed-income securities. The Fund's investments include securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, U.S. dollar denominated debt securities and securities with debt-like characteristics of domestic and foreign issuers, including corporations, partnerships, trusts or similar entities, and sovereign or supranational entities (international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies). The Fund will invest no more than 25% of its assets in foreign securities and will invest in U.S. dollar-denominated securities only. The debt securities in which the Fund invests pay interest on either a fixed-rate or a variable-rate basis. The Fund also invests in mortgage-related securities, including collateralized mortgage obligations
(CMOs), which are backed by pools of mortgages and are organized so that different classes of securities with different maturities and coupons are available, real estate mortgage investment conduits (REMICs) and asset-backed securities.

The Fund invests in the various types of mortgage-backed and asset-backed securities based on an evaluation of relative yields and prepayment risk, among other factors. In a period of declining interest rates, for example, the Fund might favor discount mortgage securities over higher-yielding premium mortgage securities because of their lower prepayment risks.

The Fund may also invest in guaranteed investment contracts (GICs) issued by U.S. and Canadian insurance companies. In addition, the Fund may invest in tax-exempt municipal obligations when the yields on such obligations are higher than the yields on taxable investments.

The Fund will pursue its objective while attempting to minimize the Fund's share price fluctuation. Under normal market conditions, the Fund seeks to minimize its share price fluctuation by maintaining a portfolio with an average duration (measures


BNY Hamilton Enhanced Income Fund
price sensitivity to changes in interest rates) that is expected to be between three and thirteen months (an "ultra short") duration. The Advisor may shorten the Fund's duration below three months based on its interest rate outlook or adverse market conditions (e.g., if the Advisor anticipates interest rates to increase it will generally shorten the Fund's duration). In addition, the Fund will enter into book value maintenance agreements ("wrap contracts") with one or more highly rates financial institutions for the purpose of stabilizing the Fund's net asset value per share by offsetting fluctuations in the value of the Fund's portfolio securities. The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; protecting the value of portfolio securities and in order to maintain the Fund's ultra short duration. The maturity limit on any individual security in the Fund's portfolio will not be greater than five years. For purposes of mortgage- and asset-backed securities, the weighted average life will be used to determine the security's maturity.

                                              BNY Hamilton Enhanced Income Fund

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the duration of a bond, the more sharply its value will rise or fall in response to an interest rate change.

Issuers of bonds in the Fund's portfolio could be downgraded in credit rating or default on their payments. The risk is magnified with lower-rated bonds.

When interest rates drop, holders of mortgages represented by CMOs and other mortgage-backed securities are more likely to refinance, thus forcing the Fund to find new investments, which could have lower yields.

When interest rates rise, on the other hand, mortgage holders tend not to prepay, and then the Fund can miss opportunities to reinvest in more profitable securities.

At times, the Fund may invest in securities with longer durations, which may have more volatile prices and more interest rate risk.

The Fund is subject to risks associated with its use of wrap contracts (a contract between the Fund and a financial institution such as a bank, insurance company or other financial institution, under which the wrap provider agrees to make payments to the Fund upon the occurrence of certain events) and their providers. The Fund may be unable to cover all of its securities with wrap contracts. Alternatively, the credit standing of certain wrap contract providers may deteriorate over time, impairing the value of their contracts, and the Fund may be unable to renegotiate, replace or provide for successor contracts in a timely or economical manner. If either or both of these events were to occur, the duration of the Fund could be subject to increased fluctuation.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

Although not a money market fund, the Fund is designed for investors who seek higher yields than money market funds generally offer and who are willing to accept some modest price fluctuation and increased credit risk in order to achieve that goal. Because its share price will vary, the Fund is not appropriate for investors whose primary objective is absolute stability of principal.


 Weighted Average Life:

If the Fund purchases a mortgage-backed or asset-backed security, the Fund will use such security's weighted-average life as a substitute for its final maturity. A security's weighted-average life is the average amount of time that will elapse from the date of the security's issuance or purchase until each dollar of principal is repaid to the investor.

The weighted-average life of a mortgage-backed or asset-backed security is only an estimate. The average amount of time that each dollar of principal is actually outstanding is influenced by, among other factors, the rate at which principal, both scheduled and unscheduled, is paid on the loans underlying the security, and the level of interest rates.

-----------------------------------------------

BNY Hamilton Enhanced Income Fund

Investments in foreign securities involve additional risks. Transaction expenses are generally higher on foreign exchanges than in the U.S., which could affect performance. Furthermore, foreign taxes could also detract from performance. Some foreign companies do not adhere to uniform accounting principles, so publicly available financial information may be limited or misleading. Political and social unrest could also affect the performance of this Fund.

The portfolio manager's investment strategies may not work out as planned, and the Fund's performance could suffer.

Investments in the Fund are not bank deposits, nor are they guaranteed by the Federal Deposit Insurance Corporation or any other agency. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

                                              BNY Hamilton Enhanced Income Fund

PAST PERFORMANCE

Because the Fund has no investment track record, it has no performance information to compare against other mutual funds or a broad based measure of securities performance, such as an index.

FEES AND EXPENSES

The table below outlines the estimated fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since the Fund is "no-load", shareholders pay no fees or out-of-pocket expenses.


Fee table (% of average net assets)

                          Institutional Investor
                             Shares      Shares
------------------------------------------------

Shareholder Fees              None        None

Annual Operating Expenses
------------------------------------------------
Management fee                0.10        0.10
Distribution (12b-1 fees)       --        0.25
Other expenses                0.35        0.35

Total annual operating
 expenses*                    0.45        0.70

*The Advisor has voluntarily agreed to limit the operating expenses of the Fund to 0.25% and 0.50%, for the Institutional Shares and the Investor Shares, respectively, of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time.

The table below shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


Expenses on a $10,000 investment* ($)

                       1 Year 3 Years
-------------------------------------
Institutional Shares    $46    $144
Investor Shares         $72    $244

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no change in operating expenses and redemption of all shares at the end of the period indicated

BNY Hamilton Enhanced Income Fund

                     [This page intentionally left blank]

        BNY  HAMILTON

         S&P 500 INDEX FUND



CUSIP Number:
Institutional Shares 05561M648
Investor Shares 05561M655



INVESTMENT OBJECTIVE

The Fund seeks to match the performance of the Standard & Poor's 500 Composite Stock Index (the "S&P 500").

MANAGEMENT STRATEGY

The Fund pursues its objective by employing a passive management strategy designed to track the performance of the S&P 500. The Fund invests substantially all of its assets in stocks that comprise the S&P 500. The Advisor uses a full replication approach, in which all stocks in the S&P 500 are held by the Fund in proportion to their index weights.

The S&P 500 is a market-weighted index composed of approximately 500 large cap common stocks chosen by Standard & Poor's based on a number of factors including industry group representation, market value, economic sector and operating/financial condition.

The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and for protecting the value of portfolio securities.

BNY Hamilton S&P 500 Index Fund

MAIN INVESTMENT RISKS

Because the Fund uses an indexing strategy, it does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor performance. You may, therefore, lose money.

The value of your investment in the Fund generally will fluctuate with stock market movements. As a group, the large-capitalization stocks included in the S&P 500 could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks.

If stocks in the portfolio reduce or eliminate their dividend payments, the Fund will generate less income.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

                                                BNY Hamilton S&P 500 Index Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 Institutional Shares annual total returns/1/
 (%) as of 12/31/01

  [CHART]

    2001
  -------
  (12.44)

         Best quarter: Q4 '01 +10.39%    Worst quarter: Q3 '01 -14.74%
The table below presents the Fund's average annual returns since inception along with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevent to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only.

 Average annual total returns (%) as of 12/31/01*


                                                                Since
                                                        1 Year 4/28/00
----------------------------------------------------------------------
Institutional Shares Return Before Taxes/1/             -12.44 -12.49
Institutional Shares Return After Taxes on
 Distributions/1/                                       -12.92 -12.93
Institutional Shares Return After Taxes on
 Distributions and Sale of Fund Shares/1/               - 7.57 -10.10
S&P 500(R)* Index (reflects no deduction for fees,
 expenses or taxes)/2/                                  -11.88 -12.03

*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The table below outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are deducted from Fund assets, and are reflected in the total return. Since the Fund is "no-load", shareholders pay no fees or out-of-pocket expenses.

 Fee table (% of average net assets)


                                                    Institutional  Investor
                                                           Shares    Shares
 ------------------------------------------------------------------------------
 Shareholder Fees                                            None      None

 Annual Operating Expenses
 ------------------------------------------------------------------------------
 Management fee                                              0.25%     0.25%
 Distribution (12b-1) fees                                   None      0.25%
 Other expenses                                              1.34%     1.34%(a)

 Total annual operating expenses*                            1.59%     1.84%

(a)This is an estimate because the investor shares have no prior operating history.

* The Advisor and sub-administrator have agreed to limit the expenses of the Fund to 0.35% and 0.60%, for the Institutional Shares and the Investor Shares, respectively, of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time.

The table below shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

 Expenses on a $10,000 Investment* ($)


                                              1 Year 3 Years 5 Years 10 Years
-----------------------------------------------------------------------------
Institutional Shares                           162     502     866    1,889
Investor Shares                                187     579     995    2,159

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reduction and no change in operating expenses.


--------------------------------------------------------------------------------
1Institutional Shares commenced operations on 4/28/00.
2The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.

BNY Hamilton S&P 500 Index Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned
(or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2001 and 2000 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.

Institutional Shares--Year Ended December 31,                           2001    2000/1/

Per-Share Data ($)
-----------------------------------------------------------------------------------------
Net asset value at beginning of period                                   9.07   10.00
                                                                       ------------------
Income (loss) from investment operations:
  Net investment income                                                  0.09    0.07
  Net realized and unrealized loss on investments                       (1.21)  (0.94)
                                                                       ------------------
  Total loss from investment operations                                 (1.12)  (0.87)
Less distributions:
  Dividends from net investment income                                  (0.09)  (0.06)
  Distribution from capital gains                                       (0.03)     --
                                                                       ------------------
  Total dividends and distributions                                     (0.12)  (0.06)
                                                                       ------------------
Net asset value at end of period                                         7.83    9.07
                                                                       ------------------
Total return (%)                                                       (12.44)  (8.72)/2/

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                                  27,380  17,718
Ratio of expenses (after reduction) to average net assets                0.35    0.35/3/
Ratio of expenses (before reduction) to average net assets               1.59    1.91/3/
Ratio of net investment income (after reduction) to average net assets   1.09    1.00/3/
Portfolio turnover rate                                                    94      33/2/

--------------------------------------------------------------------------------
1Institutional Shares commenced operations on 4/28/00.
2Not annualized.
3Annualized.

                                                BNY Hamilton S&P 500 Index Fund

        BNY HAMILTON

         U.S. BOND MARKET INDEX FUND


CUSIP Number:
Institutional Shares 05561M663
Investor Shares 05561M671


INVESTMENT OBJECTIVE

The Fund seeks to track the total rate of return of the Lehman Brothers Aggregate Bond Index (the "Lehman Bond Index").

MANAGEMENT STRATEGY

The Fund pursues its objective by employing a passive management strategy designed to match the performance of the Lehman Bond Index as closely as possible before the deduction of Fund expenses. The Fund will be substantially invested in bonds that comprise the Lehman Bond Index and will invest at least 80% of its assets in bonds or other financial instruments comprising the index in a manner which mirrors the weightings of the index.

The Lehman Bond Index is a broad-based, unmanaged index that covers the U.S. investment grade fixed-rate bond market and is comprised of investment-grade government, corporate and mortgage- and asset-backed bonds that are denominated in U.S. dollars, all with maturities longer than one year. Investment-grade securities are rated in the four highest rating categories by a nationally-recognized statistical rating organization ("rating agency"). Bonds are represented in the Lehman Bond Index in proportion to their market value. Lehman Brothers is not affiliated with this Fund and it does not sell or endorse the Fund, nor does it guarantee the performance of the Fund or the Lehman Bond Index.

BNY Hamilton U.S. Bond Market Index Fund

MAIN INVESTMENT RISKS

Because the Fund uses an indexing strategy, it does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor performance. You may, therefore, lose money.

The Fund's investment is also subject to interest rate and credit risks. Interest rate risk is the risk that when interest rates rise, the value of debt instruments generally falls. In general, changes in interest rates cause greater fluctuations in the market value of longer-term securities than of shorter-term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.


An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Many debt securities are subject to prepayment risk, i.e., the risk that an issuer of a security can repay principal prior to the security's maturity. Such securities generally offer less potential for gains during a declining interest rate environment and similar potential for loss in a rising interest rate environment.

                                       BNY Hamilton U.S. Bond Market Index Fund

PAST PERFORMANCE
The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
 Institutional Shares annual total returns/1/
 (%) as of 12/31/01
[CHART]

 2001
 ----
 8.07


          Best quarter: Q3 '01 +4.55%    Worst quarter: Q4 '01 +0.11%
The table below presents the Fund's average annual returns since inception along with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only.
 Average annual total returns (%) as of 12/31/01*

                                                    Since
                                            1 Year 4/28/00
----------------------------------------------------------
Institutional Shares Return Before Taxes/1/  8.07   10.37
Institutional Shares Return After Taxes on
 Distributions/1/                            4.93    7.38
Institutional Shares Return After Taxes on
 Distributions and Sale of Fund Shares/1/    5.02    6.90
Lehman Brothers Aggregate Bond Index
 (reflects no deduction for fees, expenses
 or taxes)/2/                                8.42   10.85

*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES
The table below outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are deducted from Fund assets and are reflected in the total return. Since the Fund is "no-load", shareholders pay no fees or out-of-pocket expenses.

 Fee table (% of average net assets)

                          Institutional Investor
                                 Shares   Shares
---------------------------------------------------
Shareholder Fees                   None     None

Annual Operating Expenses
---------------------------------------------------
Management fee                     0.25     0.25
Distribution (12b-1) fees          None     0.25
Other expenses                     0.99     0.99(a)
Total annual operating
 expenses*                         1.24     1.49

(a)This is an estimate because the investor shares have no prior operating history.

*The Advisor has agreed to limit the expenses of the Fund to 0.35% and 0.60%, for the Institutional Shares and the Investor Shares, respectively, of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time.

The table below shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

 Expenses on a $10,000 investment* ($)

                     1 Year 3 Years 5 Years 10 Years
----------------------------------------------------
Institutional Shares    126     393     681    1,500
Investor Shares         152     471     813    1,779

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reduction and no change in operating expenses.

--------------------------------------------------------------------------------
1Institutional Shares commenced operations on 4/28/00.
2The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed-income securities.

BNY Hamilton U.S. Bond Market Index Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned
(or lost) on an investment in the Fund (assuming reinvestment of al dividends and distributions). The information for the years ended December 31, 2001 and 2000 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.

Institutional Shares--Year Ended December 31,                           2001       2000

Per-Share Data ($)
----------------------------------------------------------------------------------------------
Net asset value at beginning of period                                  10.44      10.00
                                                                       -----------------------
Income from investment operations:
  Net investment income                                                  0.63       0.47
  Net realized and unrealized gain on investments                        0.19       0.43
                                                                       -----------------------
  Total income from investment operations                                0.82       0.90
Less distributions:
  Dividends from net investment income                                  (0.65)     (0.43)
  Distributions from capital gains                                      (0.19)     (0.03)
                                                                       -----------------------
  Total dividends and distributions                                     (0.84)     (0.46)
                                                                       -----------------------
Net asset value at end of period                                        10.42      10.44
                                                                       -----------------------
Total return (%)                                                         8.07       9.21/2/

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                                  23,585     19,653
Ratio of expenses (after reduction) to average net assets                0.35       0.35/3/
Ratio of expenses (before reduction) to average net assets               1.24       1.35/3/
Ratio of net investment income (after reduction) to average net assets   6.11       6.61/3/
Portfolio turnover rate                                                   103        101/2/

--------------------------------------------------------------------------------
1Institutional Shares commenced operations on 4/28/00.
2Not annualized.
3Annualized.

                                       BNY Hamilton U.S. Bond Market Index Fund

ACCOUNT POLICIES

The funds in this prospectus are offered in two share classes -- Institutional and Investor. Institutional Shares do not have 12b-1 fees and have generally lower operating expenses, which improves investment performance. Institutional Shares are available only to direct investments over $100,000 or to investors who have specific asset management relationships with the Advisor.

All other investors may purchase Investor Shares. The information below on Daily NAV Calculation, Distributions and Tax Considerations and Abusive Trading applies to both share classes. The other account policies apply to Investor Shares only. If you want to purchase, exchange or redeem Institutional Shares, contact your Bank of New York representative.

DAILY NAV CALCULATION

Each fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) each day that the exchange is open. When market prices are not available, the funds will use fair value prices as determined by the Board of Directors.

Purchase orders received before the regular close of the New York Stock Exchange will be executed at the NAV calculated at that day's close.

Certain funds invest in securities that are traded on foreign exchanges, which may be open when the New York Stock Exchange is closed. The value of your investment in these funds may change on days when you will be unable to purchase or redeem shares.

DISTRIBUTION (12 B - 1) PLAN

The directors have adopted 12b-1 distribution plans with respect to the
Investor Shares of each of the funds in this prospectus. The plans permit the funds to reimburse the Distributor for distribution expenses in an amount up to 0.25% of the annual average daily net assets of Investor Shares. These fees are paid out of fund assets on an ongoing basis, and over time, they could cost you more than paying other types of sales charges.
--------------------------------------------------------------------------------
OPENING AN ACCOUNT

 Minimum investment requirements


                             Minimum initial Minimum continuing
Account Type                 investment      investments        Minimum balance
-------------------------------------------------------------------------------

IRA                          $250            $25                N/A

Regular Account              $2,000*         $100*              $500

Automatic Investment Program $500            $50                N/A

*Employees and retirees of The Bank of New York and its affiliates, and employees of the administrator, distributor and their affiliates may open a regular account with $100 and make continuing investments of $25. Employees and retirees of The Bank of New York and its affiliates may also invest through payroll deduction. Call 800-426-9363 for details.

Account Policies

OPENING AN ACCOUNT/PURCHASING SHARES

 Open an account      Add to your investment

Mail
--------------------------------------------------------------------------------------

Send completed new   Send a check payable directly to your fund to:
account application
and a check payable
directly to each
fund you want to
invest in to:

BNY Hamilton Funds   BNY Hamilton Funds, Inc.
P.O. Box 182785      P.O. Box 806
Columbus, OH
 43218-2785          Newark, NJ 07101-0806

For all enrollment
 forms, call         If possible, include a tear-off payment stub from one of your
 800-426-9363        transaction confirmation statements.

Wire
--------------------------------------------------------------------------------------

The funds do not
charge a fee for
wire transactions,
but your bank may.

Mail your completed
new account
application to the
Ohio address above.
Call the transfer
agent at
800-426-9363 for an
account number.

Instruct your bank
 to wire funds to a
 new account at:     Instruct your bank to wire funds to:

The Bank of New York The Bank of New York
New York, NY 10286   New York, NY 10286
ABA: 021000018       ABA: 021000018
BNY Hamilton Funds   BNY Hamilton Funds
DDA 8900275847       DDA 8900275847
Attn: [your fund]    Attn: [your fund]
Ref: [your name,
 account number and
 taxpayer ID]        Ref: [your name, account number and taxpayer ID]

Dealer
--------------------------------------------------------------------------------------

Note: a
 broker-dealer may
 charge a fee.

Contact your
 broker-dealer.      Contact your broker-dealer.

Automatic
Investment Program
--------------------------------------------------------------------------------------

Automatic
investments are
withdrawn from your
bank account on a
monthly or biweekly
basis.

Make an initial      Once you specify a dollar amount (minimum $50), investments
investment of at     are automatic
least $500 by
whatever method you
choose. Be sure to
fill in the
information
required. in
section 7 of your
new account
application.

Your bank must be a
member of the ACH
(Automated Clearing  You can modify or terminate this service at any time by mailing a
House) system.       notice to:

                     BNY Hamilton Funds
                     P.O. Box 182785
                     Columbus, OH 43218-2785

Purchases by personal check Checks or money orders should be in U.S. dollars and payable to the specific fund you wish to invest in. The funds do not accept third-party checks. In addition, you may not redeem shares purchased by check until your original purchase clears, which may take up to ten business days.

Wire transactions The Funds do not charge a fee for wire transfers from your bank to the Funds. However, your bank may charge a service fee for wiring funds.

                                                               Account Policies

MAKING EXCHANGES/REDEEMING SHARES

 To exchange
 shares
 between
 mutual funds
 (minimum $500)   To redeem shares

Phone
-------------------------------------------------------------------------------

Call             Call 800-426-9363.
800-426-9363.

                 The proceeds can be wired to your bank account two business days after your redemption request or a check can be mailed to you at the address of record on the following business day.

Mail
-------------------------------------------------------------------------------

Your             Your instructions should include:
instructions
should include:

..your account    .your account number
 number          .names of the funds and number of shares or dollar amount
..names of the     you want to exchange.
 funds and
 number of
 shares or
 dollar amount
 you want to
 exchange.

                 A signature guarantee is required whenever:
                 .you redeem more than $50,000
                 .you want to send the proceeds to a different address .you have changed your account address within the last 60 days

Dealer
-------------------------------------------------------------------------------

Contact your     Contact your broker-dealer.
broker-dealer.

Systematic
Withdrawal
-------------------------------------------------------------------------------

Requires
$10,000
minimum fund
balance

                 You can choose from several options for monthly, quarterly, semi-annual or annual withdrawals:
                 .declining balance
                 .fixed dollar amount
                 .fixed share quantity
                 .fixed percentage of your account

                 Call 800-426-9363 for details.


Account Policies

MAKING EXCHANGES/REDEEMING SHARES

As with purchase orders, redemption requests received before the regular close of the New York Stock Exchange will be executed at the offering price calculated at that day's close.

Minimum account balances If your account balance falls below $500 due to redemptions, rather than market movements, the fund may give you 60 days, to bring the balance back up. If you do not increase your balance, the fund may close your account and send you the proceeds.

Exchange minimums You may exchange shares of the same class between funds. From the perspective of tax liability, an exchange is the same as a redemption from one fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange. Shares to be exchanged must have a value of at least $500. If you will be investing in a new fund, you must also exchange enough shares to meet the minimum balance requirement.

Signature guarantees You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Each fund pays dividends of net investment income, if any, approximately 10 calendar days before month end. Capital gains distributions, if any, are paid annually. The fixed income funds declare dividends of net investment income daily. Distributions are automatically paid in the form of additional fund shares. Notify the transfer agent in writing to:

..choose to receive dividends or distributions (or both) in cash

..change the way you currently receive distributions

Your taxable income is the same regardless of which option you choose.

                 Type of Distribution      Federal Tax Status
                 Dividends from net        ordinary income
                 investment income
                 Short-term capital gains  ordinary income
                 Long-term capital gains   capital gain
                 Tax-free dividends        tax-free

    None of the tax-exempt funds in this prospectus intends to invest in securities whose income is subject to the alternative minimum tax. These dividends may, however, be subject to state or local income taxes.

Distributions from the fixed-income funds are expected to be primarily ordinary income from dividends, while distributions from the equity funds are expected to be primarily capital gains.

The funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid Social Security or taxpayer identification number to the funds may be subject to federal backup withholding tax.

Whenever you redeem or exchange shares, you are likely to generate a capital gain or loss, which will be short- or long-term depending on how long you held the shares.

If you invest in a fund shortly before an expected taxable dividend or capital gain distribution, you may end up getting part of your investment back right away in the form of taxable income.

You should consult your tax Advisor about your own particular tax situation.

ABUSIVE TRADING

We do not permit market timing or other abusive trading practices in the BNY Hamilton Funds.

                                                               Account Policies

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt fund performance. To minimize harm to the funds and their shareholders, we reserve the right to reject, in our sole discretion, any purchase order (including an exchange from another fund) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a BNY Hamilton Fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

INVESTMENT ADVISOR

The investment Advisor of these funds is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $81 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $72 billion in investments for institutions and individuals.

Credit Agricole Asset Management (formerly known as IndoCam International Investment Services), located at 90, boulevard Pasteur- 75730 Paris Cedex 15-France, is the subadvisor for the BNY Hamilton International Equity Fund. Credit Agricole manages $149 billion of non-U.S. assets.

Estabrook Capital Management, LLC, located at 430 Park Avenue, New York, NY 10022, has been a wholly-owned subsidiary of The Bank of New York since 1999. Estabrook Capital Management, LLC, and predecessor companies have been managing individual portfolios for over sixty years and currently has assets under management exceeding $2 billion.

Advisor compensation The Advisor is responsible for all business activities and investment decisions for the funds. In return for these services, each fund pays the Advisor an annual fee.

     Fund
     ----                                                     Fee
                                                               as a % of
                                                             average daily
                                                              net assets
     ---------------------------------------------------------------------
     BNY Hamilton Equity Income Fund                             0.60
     BNY Hamilton Large Cap Value Fund                           0.60
     BNY Hamilton Large Cap Growth Fund                          0.60
     BNY Hamilton International Equity Fund                      0.85
     BNY Hamilton Small Cap Growth Fund                          0.75
     BNY Hamilton Intermediate Government Fund                   0.50
     BNY Hamilton Intermediate Investment Grade Fund             0.50
     BNY Hamilton Intermediate Tax-Exempt Fund                   0.50
     BNY Hamilton Intermediate New York Tax-Exempt Fund          0.50
     BNY Hamilton Enhanced Income Fund                           0.10
     BNY Hamilton S&P 500 Index Fund                             0.25
     BNY Hamilton U.S. Bond Market Index Fund                    0.25


Account Policies

PORTFOLIO MANAGERS

The day-to-day management of the funds is handled by teams of investment professionals under the leadership of the portfolio managers, who are described below.

BNY Hamilton Equity Income Fund is managed by Robert G. Knott, Jr. Mr. Knott is senior portfolio manager of the Fund and a Vice President of the Advisor. He has managed the Fund since its inception in 1992. He joined the Advisor in 1966 and has been managing assets since 1969.

BNY Hamilton Large Cap Value Fund The Fund is advised by The Bank of New York and Sub-Advised by Estabrook Capital Management, LLC, a wholly-owned subsidiary of The Bank of New York.

The Fund is managed by Charles T. Foley, and George D. Baker.

Mr. Foley is a portfolio manager and President at Estabrook Capital Management, LLC. He has been with Estabrook since 1970.

Mr. Baker is a portfolio manager at Estabrook since 1996 where he is also the Director of Research. Prior to joining Estabrook, Mr. Baker was employed by Merrill Lynch since 1989 where he served as a Managing Director and Senior Energy Industry Specialist.

BNY Hamilton Large Cap Growth Fund is managed by Charles Goodfellow and DeAnne Steele. Mr. Goodfellow is senior portfolio manager of the Fund and a Vice President of the Advisor. He has managed the Fund since its inception in 1997 and has been managing common trust funds since he joined the Advisor in 1989. Ms. Steele, an Assistant Vice President, joined the Advisor in 1999 and has managed the Fund since 2000. Prior to joining the Advisor, she was a Portfolio Manager at The Northern Trust Company.

BNY Hamilton International Equity Fund is managed by Lloyd Buchanan and Robert Windsor. Mr. Buchanan and Mr. Windsor have been Portfolio Managers in the Index Fund Management Division of the Advisor since January 2002. Prior to joining the Advisor, Mr. Buchanan was a Vice President and the Chief Operating Officer of Axe-Houghton Associates, Inc., an investment management subsidiary of Hoenig Group, Inc. He joined Axe-Houghton in May 1988. Prior to joining the Advisor, Mr. Windsor was a Vice President and Portfolio Manager at Axe-Houghton. He joined Axe-Houghton in March 1984.

BNY Hamilton Small Cap Growth Fund John C. Lui is a Vice President of the Advisor and has managed the Fund since its inception in 1997. He joined the Advisor in 1995 and has been managing assets since 1987. Before joining the Advisor, Mr. Lui managed global equity and bond portfolios for Barclays Global Asset Management.

BNY Hamilton Intermediate Government Fund William D. Baird is a Vice President of the Advisor, specializing in government, mortgage-backed and asset-backed security analysis. He has managed the Fund since 1997. He joined the Advisor in 1993 and has been managing assets since 1981.

BNY Hamilton Intermediate Investment Grade Fund. Patrick K. Byrne is a Vice President of the Advisor and has managed the Fund since 2002. He joined the Bank in 1996 and specializes in mortgage-backed security analysis.

BNY Hamilton Intermediate Tax-Exempt Fund Jeffrey B. Noss is a Vice President of the Advisor and has managed the Fund since its inception in 1997. He has managed other tax-exempt portfolios for the Advisor's tax-exempt bond management division since 1987.

BNY Hamilton Intermediate New York Tax-Exempt Fund Colleen M. Frey is a Vice President of the Advisor and group head of the tax-exempt bond management division. She has managed the Fund since its inception in 1992 and joined the Advisor in 1967.

BNY Hamilton Enhanced Income Fund Thomas G. Bosh, CFA is a Vice President of the Advisor

                                                               Account Policies
and has managed the Fund since its inception in 2002. Mr. Bosh has managed other short-term, fixed income portfolios since he joined the Advisor in 1992. He has 16 years of investment and pension-related experience. Before joining the Advisor, Mr. Bosh was a financial analyst for The Interpublic Group of Companies.

BNY Hamilton S&P 500 Index Fund is managed by Kurt Zyla and Todd Rose.

Mr. Zyla is a portfolio manager and Vice-President of the Advisor. He has managed the Passive Investment Management Group of the Advisor since 1996. He joined the Advisor in 1989. Prior to his current position, he was employed by the Advisor in a number of capacities.

Mr. Rose is a Portfolio Manager in the Index Fund Management Division of the Advisor. Prior to join ing the Index Fund Management Division, Mr. Rose worked in the Mutual Funds Accounting Division in various functions. Before joining the Bank in 1997, Mr. Rose was a Financial Consultant at Merrill Lynch. He began his career trading futures with Linnco Futures Group in Chicago.

BNY Hamilton U.S. Bond Market Index Fund
William D. Baird is a Vice President of the Advisor specializing in government, mortgage backed and asset backed security analysis. He joined the Advisor in 1993 and has been managing assets since 1981.

Account Policies

                                      BNY
                                   HAMILTON
                                     FUNDS
                         INVEST WITH A TRUSTED LEADER

         FOR MORE INFORMATION

         ANNUAL AND SEMI-ANNUAL REPORTS
         These include commentary from the fund managers on the market conditions and investment strategies that significantly affected the fund's performance, detailed performance data, a complete inventory of the funds' securities and a report from the funds' auditor.

         STATEMENT OF ADDITIONAL INFORMATION (SAI)
         The SAI contains more detailed disclosure on features and policies of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus).

         YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

         BNY Hamilton Funds
         PO Box 182785
         Columbus, OH 43218-2785
         1-800-426-9363

         INFORMATION IS ALSO AVAILABLE FROM THE SEC:

         Securities and Exchange Commission
         Public Reference Section
         Washington, DC 20549-6009
         www.sec.gov

         FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

         1-800-SEC-0330

         Note: The SEC requires a duplicating fee for paper copies.

         SEC FILE NUMBER: 811-6654
                                             [LOGO] BNY

                                             HAMILTON

                                             FUNDS
                                                INVEST WITH A TRUSTED LEADER

                                                 90 Park Avenue, 10th Floor
                                                     New York, NY 10016

                                                                04/02  BNY-0090

                            BNY HAMILTON FUNDS, INC.
                       Statement of Additional Information






                             BNY Hamilton Money Fund
                        BNY Hamilton Treasury Money Fund
                   BNY Hamilton New York Tax-Exempt Money Fund
                         BNY Hamilton Equity Income Fund
                        BNY Hamilton Large Cap Value Fund
                       BNY Hamilton Large Cap Growth Fund
                       BNY Hamilton Small Cap Growth Fund
                       BNY Hamilton Multi-Cap Equity Fund
                     BNY Hamilton International Equity Fund
                    BNY Hamilton Intermediate Government Fund
                 BNY Hamilton Intermediate Investment Grade Fund
                        BNY Hamilton Enhanced Income Fund
               BNY Hamilton Intermediate New York Tax-Exempt Fund
                    BNY Hamilton Intermediate Tax-Exempt Fund
                         BNY Hamilton S&P 500 Index Fund
                    BNY Hamilton U.S. Bond Market Index Fund
                     BNY Hamilton Large Cap Growth CRT Fund
                     BNY Hamilton Small Cap Growth CRT Fund
                   BNY Hamilton International Equity CRT Fund



                                 April 30, 2003




THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION ABOUT THE FUNDS LISTED ABOVE WHICH SHOULD BE READ IN CONJUNCTION WITH THE RELEVANT PROSPECTUS, EACH DATED APRIL 30, 2003, AS SUPPLEMENTED FROM TIME TO TIME, WHICH MAY BE OBTAINED UPON REQUEST FROM BNY HAMILTON DISTRIBUTORS, INC., 90 PARK AVENUE, NEW YORK, NEW YORK 10016 ATTENTION:
BNY HAMILTON FUNDS, INC., 1-800-426-9363.

                        Table of Contents [to be updated]

                                                                                                               Page
General........................................................................................................   3
Investment Objectives And Policies ............................................................................   3
Investment Restrictions .......................................................................................  36
Directors And Officers ........................................................................................  43
Investment Advisor ............................................................................................  49
Administrator .................................................................................................  52
Distributor ...................................................................................................  54
Fund, Shareholder And Other Services ..........................................................................  55
Code Of Ethics ................................................................................................  56
Purchase Of Shares ............................................................................................  56
Redemption Of Shares ..........................................................................................  57
Exchange Of Shares ............................................................................................  57
Dividends And Distributions ...................................................................................  58
Net Asset Value ...............................................................................................  58
Performance Data ..............................................................................................  61
Portfolio Transactions And Brokerage Commissions ..............................................................  66
Description Of Shares .........................................................................................  70
Taxes .........................................................................................................  79
Special Considerations Relating To Investments In New York Municipal Obligations ..............................  84
Financial Statements ..........................................................................................  84
Appendix A - Description of Security Ratings .................................................................. A-1
Appendix B - Information Concerning the State of New York ..................................................... B-1

GENERAL

         BNY Hamilton Funds, Inc. ("BNY Hamilton") is an open-end investment company, currently consisting of twenty series: BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton New York Tax-Exempt Money Fund, BNY Hamilton Equity Income Fund, BNY Hamilton Large Cap Value Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Small Cap Growth Fund, BNY Hamilton Multi-Cap Equity Fund, BNY Hamilton International Equity Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Intermediate Investment Grade Fund, BNY Hamilton Enhanced Income Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton S&P 500 Index Fund, BNY Hamilton U.S. Bond Market Index Fund, BNY Hamilton High Yield Fund, BNY Hamilton Large Cap Growth CRT Fund, BNY Hamilton Small Cap Growth CRT Fund and BNY Hamilton International Equity CRT Fund. Each of the BNY Hamilton Large Cap Growth CRT Fund, BNY Hamilton Small Cap Growth CRT Fund and BNY Hamilton International Equity CRT Fund is referred to as a "CRT Fund" and each of the other series of BNY Hamilton is referred to as a "Fund". Each Fund and CRT Fund are collectively referred to as the "Funds". The Bank of New York (the "Advisor") serves as investment advisor to each of the Funds. Estabrook Capital Management, LLC, a wholly owned subsidiary of The Bank of New York serves as the subadviser to the BNY Hamilton Large Cap Value Fund. Gannet Welsh & Kotler LLC, a wholly owned subsidiary of The Bank of New York, serves as the subadviser to the BNY Hamilton Multi-Cap Equity Fund. This Statement of Additional Information provides additional information with respect to all the Funds except the BNY Hamilton High Yield Fund, and should be read in conjunction with the current Prospectus relating to each such Fund. For purposes of this Statement of Additional Information, "Assets" means net assets plus the amount of borrowings for investment purposes.

INVESTMENT OBJECTIVES AND POLICIES

BNY Hamilton Money Fund (the "Money Fund") is designed to be an economical and convenient means of making substantial investments in money market instruments. The Money Fund's investment objective is to earn as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing in high quality money market instruments. The Money Fund will attempt to accomplish this objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in United States dollar-denominated securities described in each Prospectus for each class of shares of the Money Fund and in this Statement of Additional Information that meet certain rating criteria, present minimal credit risks and have remaining maturities of 397 days or less. See "Quality and Diversification Requirements".

BNY Hamilton Treasury Money Fund (the "Treasury Money Fund") is designed to be an economical and convenient means of investing in securities issued or guaranteed by the United States Government and in securities fully collateralized by issues of the United States Government. The Treasury Money Fund's investment objective is to earn as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the United States Treasury and repurchase agreements fully collateralized by obligations of the United States Treasury. The Treasury

Money Fund will only invest in money market securities issued or guaranteed by the United States Government, including but not limited to securities subject to repurchase agreements secured by United States Government obligations. Securities issued or guaranteed by the United States Government include United States Treasury securities, which differ in their interest rates, maturities, and times of issuance. In accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), the Treasury Money Fund will maintain a dollar-weighted average maturity of 90 days or less and will only purchase securities having remaining maturity of 397 days or less. See "Quality and Diversification Requirements".

BNY Hamilton New York Tax-Exempt Money Fund (the "New York Tax-Exempt Money Fund") is designed to be an economical and convenient means of making substantial tax-free investments in money market instruments. The investment objective of the New York Tax-Exempt Money Fund is to provide shareholders with liquidity and as high a level of current income exempt from Federal, New York State and New York City personal income taxes as is consistent with the preservation of capital. The New York Tax-Exempt Money Fund seeks to achieve its investment objective by investing its assets primarily in short-term, high quality, fixed rate and variable rate obligations issued by or on behalf of the State of New York, other states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from Federal income taxes, including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations. The New York Tax-Exempt Money Fund invests in certain municipal obligations of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, and of Puerto Rico, other United States territories and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from Federal, New York State and New York City personal income taxes, including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations ("New York Municipal Obligations").

BNY Hamilton Equity Income Fund (the "Equity Income Fund") is designed for conservative investors who are interested in participating in the equity markets while receiving current income greater than the yield of the Standard & Poor's 500 Index. The Equity Income Fund's investment objective is to provide long-term capital appreciation with a yield greater than the yield of the Standard & Poor's 500 Index. The Equity Income Fund will invest primarily in common stock and convertible securities of domestic and foreign corporations. In connection with its investment objectives, the Equity Income Fund seeks to achieve capital appreciation in excess of the market average represented by the Standard & Poor's 500 Index. During periods of rapid market capital appreciation, the effect of the Equity Income Fund's dual investment objectives will likely be that the net asset value of the Equity Income Fund will not rise as rapidly as the market generally. Conversely, during periods of rapid market depreciation, the Equity Income Fund's net asset value would not be expected to decline as rapidly as the market. Under normal circumstances, the Equity Income Fund will invest at least 80% of its Assets in equity securities that pay dividends or interest. (The Equity Income Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy, in accordance with the requirements of Rule 35d-1 under the 1940 Act.)

BNY Hamilton Large Cap Value Fund (the "Large Cap Value Fund") is designed for conservative investors who are interested in participating in the equity markets. The Large Cap

Value Fund's investment objective is to provide long-term capital appreciation; current income is a secondary consideration. Under normal circumstances, the Large Cap Value Fund will invest at least 80% of its Assets in common stock and convertible securities of large-capitalization companies (i.e., companies whose market capitalization is $3 billion or more) and will seek to maintain a weighted market capitalization of $3 billion. (The Large Cap Value Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy, in accordance with the requirements of Rule 35d-1 under the 1940 Act.) The Large Cap Value Fund may also invest up to 20% of its overall portfolio in companies with a market capitalization of less than $3 billion.

BNY Hamilton Large Cap Growth Fund (the "Large Cap Growth Fund") is designed as an economical and convenient means of investing primarily in the stocks of domestic and foreign companies. The Large Cap Growth Fund's investment objective is to provide long-term capital appreciation by investing primarily in common stocks and securities convertible into common stocks of domestic and foreign companies; current income is a secondary consideration. During times of adverse market and/or economic conditions the Large Cap Growth Fund may invest in securities with a high enough yield to offer possible resistance to downward market and/or economic pressure. In selecting securities for the Large Cap Growth Fund, a focus will be given to securities of corporations perceived to have a relatively high potential for growth of earnings and/or revenues. The Large Cap Growth Fund currently considers large cap corporations to be those with market capitalization of $3 billion or greater. Under normal circumstances the Large Cap Growth Fund will invest at least 80% of its Assets in such equity securities. (The Large Cap Growth Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy, in accordance with the requirements of Rule 35d-1 under the 1940 Act.)

BNY Hamilton Small Cap Growth Fund (the "Small Cap Growth Fund") is designed for investors who are interested in obtaining capital growth by investing in stocks of smaller corporations. The Small Cap Growth Fund's investment objective is to provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign corporations. In selecting securities for the Small Cap Growth Fund, a focus will be given to securities of corporations perceived as having potential for rapid growth in earnings or revenues due to expanded operations, new products, new technologies, new channels of distribution, revitalized management, general industry condition or other similar advantageous circumstances. Current income will not be a consideration. The Small Cap Growth Fund currently considers small capitalization companies to be (1) companies with market capitalization values between $100 million to $2 billion at the time of purchase or (2) companies that are in the Russell 2000 Index at the time of purchase, without regard to their market capitalization. Under normal circumstances, the Small Cap Growth Fund will invest at least 80% of the value of its Assets in the equity securities of such companies. (The Small Cap Growth Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy, in accordance with the requirements of Rule 35d-1 under the 1940 Act.)

BNY Hamilton Multi-Cap Equity Fund (the "Multi-Cap Equity Fund") is designed as an economical and convenient means of investing primarily in the stocks of companies of different sizes. The Multi-Cap Equity Fund's investment objective is to provide long-term capital appreciation; current income is a secondary consideration. Under normal circumstances, the

Multi-Cap Equity Fund will invest at least 80% of its Assets in equity securities (The Multi-Cap Equity Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy, in accordance with the requirements of Rule 35d-1 under the 1940 Act.) The portfolio manager uses a bottom-up stock selection approach, focusing on specific companies rather than the overall market level, industry sectors or particular economic trends. The Multi-Cap Equity Fund may invest in small, medium or large capitalization companies. The portfolio manager intends to assemble a portfolio of securities diversified as to company and industry and expects that each economic section within the S&P 500 Index will be represented in the Multi-Cap Equity Fund's portfolio.

BNY Hamilton International Equity Fund (the "International Equity Fund") is designed for more aggressive investors who wish to participate in foreign markets. The International Equity Fund's investment objective is to provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers. The International Equity Fund pursues its objective by investing primarily in Depositary Receipts ("DRs") representing securities of non-U.S. issuers. DRs are U.S. securities that represent securities of a non-U.S. issuer that are deposited in a custody account of the U.S. bank that administers the non-U.S. issuer's DR program. DRs include American Depositary Receipts, European Depositary Receipts and global Depositary Receipts. See "Equity Investments - Foreign Investments". As a result of a mathematical screening process, the International Equity Fund will hold DRs representing 150-250 foreign issuers. The International Equity Fund's country allocation is expected to be within 5% of that of the MSCI EAFE Index. Under normal circumstances, the International Equity Fund will invest at least 80% of its Assets in equity securities, including DRs representing securities of non-U.S. issuers. (The International Equity Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy, in accordance with the requirements of Rule 35d-1 under the 1940 Act.)

BNY Hamilton Intermediate Government Fund (the "Intermediate Government Fund") is designed for conservative bond investors looking for a relatively stable, high quality investment. See "Quality and Diversification Requirements". The Intermediate Government Fund's investment objective is to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and minimal credit risk. The Intermediate Government Fund will invest in obligations issued or guaranteed by the United States Government and backed by the full faith and credit of the United States. The Intermediate Government Fund may also invest in obligations issued or guaranteed by United States Government agencies or instrumentalities, where the Intermediate Government Fund must look principally to the issuing or guaranteeing agency for ultimate repayment. Under normal circumstances, the Intermediate Government Fund will invest at least 80% of its Assets in debt obligations issued or guaranteed by the United States government or its agencies. (The Intermediate Government Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy, in accordance with the requirements of Rule 35d-1 under the 1940 Act.) The Intermediate Government Fund may purchase or sell financial futures contracts and options in an effort to reduce the volatility of its portfolio, moderate market risk and minimize fluctuations in net asset value. For a discussion of these investments, see "Derivative Instruments".

BNY Hamilton Intermediate Investment Grade Fund (the "Intermediate Investment Grade Fund") is designed for bond investors who wish to invest in debt obligations of both domestic and foreign corporations and governments. The Intermediate Investment Grade Fund's investment objective is to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and maintenance of liquidity. In an effort to attain its investment objective, the Intermediate Investment Grade Fund will invest primarily in debt obligations of domestic corporations, foreign corporations and foreign governments, as well as obligations issued or guaranteed by the United States Government and its agencies and instrumentalities. The Intermediate Investment Grade Fund will invest at least 80% of the value of its Assets in investment grade debt obligations as well as unrated securities considered by the Advisor to be of comparable quality. (The Intermediate Investment Grade Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy, in accordance with the requirements of Rule 35d-1 under the 1940 Act.) Under normal circumstances, the dollar-weighted average maturity of the Intermediate Investment Grade Fund will range between three and ten years. As a temporary defensive measure, the Intermediate Investment Grade Fund may invest more than 20% of its assets in cash or cash equivalents. For purposes of mortgage- and asset-backed securities, the weighted-average life will be used to determine the security's maturity, including for purposes of determining the Intermediate Investment Grade Fund's weighted-average maturity. A security's weighted-average life is the average amount of time that will elapse from the date of the security's issuance until each dollar of principal is repaid to the investor. The weighted-average life of a mortgage-backed or asset-backed security is only an estimate. The average amount of time that each dollar of principal is actually outstanding is influenced by, among other factors, the rate at which principal, both scheduled and unscheduled, is paid on the loans underlying the security, and the level of interest rates.

BNY Hamilton Enhanced Income Fund (the "Enhanced Income Fund") is designed for conservative bond investors looking for a relatively stable, investment grade investment. Although not a money market fund, the Enhanced Income Fund's investment objective is to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity. The Enhanced Income Fund invests at least 80% of its Assets in investment grade (securities rated Baa/BBB and above), fixed-income securities. (The Enhanced Income Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy, in accordance with the requirements of Rule 35d-1 under the 1940 Act.) Under normal market conditions, the Enhanced Income Fund seeks to minimize its share price fluctuation by maintaining a portfolio with an average duration (measures price sensitivity to changes in interest rates) that is expected to be between three and thirteen months (an "ultra short" duration).

BNY Hamilton Intermediate New York Tax-Exempt Fund (the "Intermediate New York Tax-Exempt Fund") is designed to be an economical and convenient means of making substantial investments in debt obligations that are exempt from Federal, New York State and New York City income tax. The Intermediate New York Tax-Exempt Fund's investment objective is to provide income that is exempt from Federal, New York State and New York City income taxes while maintaining relative stability of principal. The Intermediate New York Tax-Exempt Fund will invest primarily in bonds issued by the State of New York and its political subdivisions and by Puerto Rico and its political subdivisions. During normal market conditions, the Advisor will attempt to invest 100%, and as a fundamental policy will invest at least 80%, of the Intermediate New York Tax-Exempt Fund's Assets in bonds and notes that are exempt from Federal, New York State and New York City income taxes. There may be occasions, due to market conditions or supply limitations, when such securities are not available. In these situations, the Advisor may invest in other fixed income securities that may be subject to Federal, New York State or New York City income taxes. Such investments would be considered temporary. Under normal circumstances, the Intermediate New York Tax-Exempt Fund maintains a dollar-weighted average maturity of between three and ten years. The Advisor may invest a portion of the Intermediate New York Tax-Exempt Fund's assets in short-term investments to provide liquidity. Investments in short-term investments may be increased for defensive purposes if, in the opinion of the Advisor, market conditions so warrant. The Intermediate New York Tax-Exempt Fund seeks to maintain a current yield that is greater than that obtainable from a portfolio of short-term tax-exempt obligations, subject to certain quality restrictions. See "Quality and Diversification Requirements". The Intermediate New York Tax-Exempt Fund may seek to moderate market risk and minimize fluctuations in its net asset value per share through the use of financial futures contracts and options. See "Derivative Instruments".

BNY Hamilton Intermediate Tax-Exempt Fund (the "Intermediate Tax-Exempt Fund") is designed to be an economical and convenient means of making substantial investments in debt obligations that are exempt from Federal income tax. A portion of the income recognized by the Intermediate Tax-Exempt Fund may be exempt from state or local income tax as well; consult with your tax advisor for details. The Intermediate Tax-Exempt Fund's investment objective is to provide income that is exempt from Federal income taxes while maintaining relative stability of principal. During normal market conditions, the Advisor will attempt to invest 100%, and as a fundamental policy will invest at least 80%, of the Intermediate Tax-Exempt Fund's Assets in tax-exempt investments. The securities purchased by the Intermediate Tax-Exempt Fund will be limited to be investment grade, which means that investments cannot be rated lower than BBB by S&P and Baa by Moody's. If the securities are not rated, the Advisor is to determine whether they are equivalent to investment grade securities at the time of purchase. At any time, as deemed appropriate by the Advisor, the Intermediate Tax-Exempt Fund may hold a substantial portion of its net assets in cash. The Intermediate Tax-Exempt Fund may seek to moderate market risk and minimize fluctuations in its net asset value per share through the use of financial futures and options. See "Derivative Instruments".

BNY Hamilton S&P 500 Index Fund (the "S&P 500 Index Fund") seeks to match the performance of the Standard & Poor's 500 Composite Index (the "S&P 500"). The S&P 500 is a market-weighted index composed of approximately 500 large cap common stocks chosen by Standard & Poor's based on a number of factors including industry group representation, market value, economic sector and operating/financial condition.

BNY Hamilton U.S. Bond Market Index Fund (the "Bond Index Fund") seeks to track the total rate of return of the Lehman Brothers Aggregate Bond Index (the "Lehman Bond Index"). The Lehman Bond Index is a broad-based, unmanaged index that covers the United States investment-grade, fixed-rate bond market and is comprised of investment-grade government, corporate, mortgage- and asset-backed bonds that are denominated in United States dollars, all with maturities longer than one year. Investment-grade securities are rated in the four highest rating categories by a nationally recognized rating agency. Bonds are represented in the Lehman Bond Index in proportion to their market value.

BNY Hamilton Large Cap Growth CRT Fund (the "Large Cap Growth CRT Fund") is designed for CRTs as an economical and convenient means of investing primarily in equity securities. The Large Cap Growth CRT Fund's investment objective is to provide long-term capital appreciation by investing primarily in common stocks and securities convertible into common stocks ("equity securities") of domestic and foreign companies; current income is a secondary consideration. During times of adverse market and/or economic conditions, the Large Cap Growth CRT Fund may invest in securities with a high enough yield to offer possible resistance to downward market and/or economic pressure. In selecting securities for the Large Cap Growth CRT Fund, the Advisor will focus on securities of corporations perceived to have a relatively high potential for growth of earnings and/or revenues. The Large Cap Growth CRT Fund currently considers large cap corporations to be those with a market capitalization of $3 billion or greater. Under normal circumstances the Large Cap Growth CRT Fund will invest at least 80% of its Assets in equity securities of large-capitalization issuers. (The Large Cap Growth CRT Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy, in accordance with the requirements of Rule 35d-1 under the 1940 Act.)

BNY Hamilton Small Cap Growth CRT Fund (the "Small Cap Growth CRT Fund") is designed for CRTs interested in stocks of smaller corporations. The Small Cap Growth CRT Fund's investment objective is to provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies. In selecting securities for the Small Cap Growth CRT Fund, the Advisor will focus on securities of corporations perceived as having potential for rapid growth in earnings or revenues due to expanded operations, new products, new technologies, new channels of distribution, revitalized management, general industry condition or other similar advantageous circumstances. Current income will not be a consideration. The Small Cap Growth CRT Fund currently considers small capitalization companies to be (1) companies with market capitalization values between $100 million to $2 billion at the time of purchase or (2) companies that are in the Russell 2000 Index at the time of purchase, without regard to their market capitalization. Under normal circumstances, the Small Cap Growth CRT Fund will invest at least 80% of the value of its Assets in the equity securities of such companies. (The Small Cap Growth CRT Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy, in accordance with the requirements of Rule 35d-1 under the 1940 Act.)

BNY Hamilton International Equity CRT Fund (the "International Equity CRT Fund") is designed for more aggressive CRTs who wish to participate in foreign markets. The International Equity CRT Fund's investment objective is to provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers. The International Equity CRT Fund pursues its objective by investing primarily in Depositary Receipts ("DRs") representing securities of non-U.S. issuers. DRs are U.S. securities that represent securities of a non-U.S. issuer that are deposited in a custody account of the U.S. bank that administers the non-U.S. issuer's DR program. DRs include American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts. See "Equity Investments - Foreign investments". As a result of a mathematical screening process, the International Equity CRT Fund will hold DRs representing 150-250 foreign issuers. The International Equity CRT Fund's country allocation is expected to be within 5% of that of the MSCI EAFE Index. Under normal circumstances, the International Equity CRT Fund will invest at least 80% of its Assets in equity securities, including DRs representing securities of non-U.S. issuers. (The International Equity CRT Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy, in accordance with the requirements of Rule 35d-1 under the 1940 Act.)

Throughout this Statement of Additional Information, the Money Fund, the Treasury Money Fund and the New York Tax-Exempt Money Fund are collectively referred to as the "Money Market Funds"; the Equity Income Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, the Multi-Cap Equity Fund, the International Equity Fund, the S&P 500 Index Fund, the Large Cap Value Fund, the Large Cap Growth CRT Fund, the Small Cap Growth CRT Fund and the International Equity CRT Fund are collectively referred to as the "Equity Funds"; the Intermediate Government Fund, the Intermediate Investment Grade Fund, the Enhanced Income Fund and the Bond Index Fund are collectively referred to as the "Taxable Fixed Income Funds"; and the Intermediate New York Tax-Exempt Fund and the Intermediate Tax-Exempt Fund are collectively referred to as the "Tax-Exempt Fixed Income Funds".

The following discussion supplements the information regarding investment objectives and policies of the respective Funds as set forth above and in their respective Prospectuses.

Government and Money Market Instruments

As discussed in the Prospectuses, each Fund may invest in cash equivalents to the extent consistent with its investment objectives and policies. A description of the various types of cash equivalents that may be purchased by the Funds appears below. See "Quality and Diversification Requirements".

United States Government Obligations. Each of the Funds, subject to its applicable investment policies, may invest in obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities and government-sponsored enterprises. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the "full faith and credit" of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund (except for the Treasury Money Fund) may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

Foreign Government Obligations. Except for the Treasury Money Fund, each of the Funds, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in United States dollars or, in the case of the Equity Funds and Intermediate Investment Grade Fund, in another currency. See "Foreign Investments".

Bank Obligations. Except for the Treasury Money Fund, each of the Funds, unless otherwise noted in its relevant Prospectus or below, may invest in negotiable certificates of deposit, bank notes, time deposits and bankers' acceptances of
(i) banks, savings and loan associations and savings banks that have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (known as Euros) and (iii) United States branches of foreign banks of equivalent size (known as Yankees). The Funds will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds, other than the Tax-Exempt Fixed Income Funds and the Treasury Money Fund, may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank or the World Bank).

Commercial Paper. Except for the Treasury Money Fund, each of the Funds may invest in commercial paper, including Master Notes. Master Notes are obligations that provide for a periodic adjustment in the interest rate paid and permit periodic changes in the amount borrowed. Master Notes are governed by agreements between the issuer and the Advisor acting as agent, for no additional fee, in its capacity as investment advisor to the Funds and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by the Advisor or its affiliates pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under such Master Notes. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment.

Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on Master Notes is subject to change. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand, which is continuously monitored by the Advisor. Since Master Notes typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality that satisfies such Fund's quality restrictions. See "Quality and Diversification Requirements". Although there is no secondary market for Master Notes, such obligations are considered by the Funds to be liquid because they are payable within seven days of demand. The Funds do not have any specific percentage limitation on investments in Master Notes.

Repurchase Agreements. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Board of Directors of BNY Hamilton (the "Directors"). In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price is normally in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the duration of the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The duration of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than one year. The securities that are subject to repurchase agreements, however, may have durations in excess of one year from the effective date of the repurchase agreement. The Fund will always receive as collateral securities whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund's custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur delays or other disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, liquidation of the collateral by the Fund may be delayed or limited. Repurchase agreements with more than seven days to maturity are considered by the Funds to be illiquid securities and are subject to certain fundamental investment restrictions. See "Investment Restrictions".

STRIPS. STRIPS are United States Treasury bills, notes, and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such United States Treasury securities, and receipts or certificates representing interests in such stripped United States Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for Federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates. For example, if interest rates decline, Government National Mortgage Association Certificates owned by the Fund which were purchased at greater than par are more likely to be prepaid, which would cause a loss of principal. In anticipation of this, the Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current Federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.

Corporate Bonds and Other Debt Securities

The Taxable Fixed Income Funds invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with their investment objectives and policies. More information on these investments appears in the Prospectuses for the Intermediate Government Fund, the Intermediate Investment Grade Fund and the Enhanced Income Fund, and below. See "Quality and Diversification Requirements". For information on short-term investments in these securities, see "Money Market Instruments".

Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. Asset-backed securities in general, however, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt, thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

Mortgage-Backed Securities. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in mortgage-backed securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. A Fund's net asset value per share for each class will vary with changes in the values of its portfolio securities. To the extent that a Fund invests in mortgage-backed securities, such values will vary with changes in market interest rates generally and the differentials in yields among various kinds of mortgage-backed securities.

Wrap Contracts. The Enhanced Income Fund may cover certain assets of the Fund with wrap contracts in order to reduce the volatility of the Fund's net asset value. A wrap contract is a contract between the Fund and a financial institution such as a bank, insurance company or other financial institution (a "wrap provider"), under which the wrap provider agrees to make payments to the Fund upon the occurrence of certain events. By purchasing wrap contracts, the Fund expects to reduce fluctuations in net asset value per share because, under normal circumstances, the value of the Fund's wrap contracts will vary inversely with the value of their respective assets that are covered by the contracts ("covered assets"). For example, when the market value of covered assets falls below "book value" (essentially the purchase price of covered assets plus any accrued net income thereon), wrap contracts will be assets of the Fund with a value equal to the difference between the book and market values. Similarly, when the market value of covered assets is greater than their book value, wrap contracts will become a liability of the Fund equal to the amount by which the market value of covered assets exceeds their book value. In this manner, under normal conditions wrap contracts are expected to reduce the impact of interest rate risk on covered assets and, hence, the market price variability of the Fund.

The Enhanced Income Fund will pay premiums to wrap providers for wrap contracts, and these premiums will be an ongoing expense of the Fund. Wrap contracts obligate wrap providers to make certain payments to the Fund in exchange for payment of premiums. Payments made by wrap providers as provided by wrap contracts are intended to enable the Fund to make redemption payments at the current book value of covered assets rather than at the current market price. Wrap contract payments may be made when assets are sold to fund redemption of shares, upon termination of wrap contracts, or both. Payments are based on the book value of wrap contracts, and are normally equal to the sum of (i) the accrued or amortized purchase price of covered assets, minus (ii) the sale price of covered assets liquidated to fund share redemptions, plus (iii) interest accrued at a crediting rate, computation of which is specified in the wrap contracts. The crediting rate is the yield on the covered assets, adjusted to amortize the difference between market value and book value over the duration of the covered assets, less wrap contract premiums and Fund expenses. Wrap contracts typically provide for periodic reset of crediting rates. Crediting rates reflect the amortization of realized and unrealized gains and losses on covered assets and, in consequence, may not reflect the actual returns achieved on the wrapped assets. From time to time crediting rates may be significantly greater or less than current market interest rates, although wrap contracts generally provide that crediting rates may not fall below zero.

If circumstances arise that require the Enhanced Income Fund to liquidate assets other than cash, and if the fair market value of those other assets is less than their book value, a wrap contract will, under normal circumstances, obligate the wrap provider to pay the Fund all or some of the difference. However, if the market value of assets being liquidated exceeds the corresponding book value, the Fund would be obligated to pay all or some of the difference to the wrap provider. Generally, wrap contract payments will be made within one day after the Fund requests a payment. If more than one wrap contract applies to covered assets which have been liquidated, payment requests will be allocated among wrap contracts as specified in each wrap contract.

Wrap contracts may require that covered assets be limited as to duration or maturity, consist of specified types of securities, and/or be at or above a specified credit quality. Wrap contracts purchased by the Enhanced Income Fund will be consistent with its investment objectives and policies as set forth in the Prospectus and this Statement of Additional Information, although in some cases wrap contracts may require more restrictive investment objectives and policies. Wrap contracts may also allow providers to terminate their contracts if the Fund changes its investment objectives, policies and restrictions as set forth in the Prospectus and this Statement of Additional Information without having obtained the consent of the wrap providers. In the event of termination by a wrap provider, the Fund may not be able successfully to replace contract coverage with another provider.

Wrap contracts may mature on specified dates and may be terminable upon notice by the Enhanced Income Fund or in the event of a default by either the Fund or the wrap provider. "Evergreen" wrap contracts specify no maturity date. They allow either the Fund or a provider to terminate the wrap contract through a fixed maturity conversion. Under a fixed maturity conversion the wrap contract will terminate on a future date which is generally determined by adding the duration of covered assets to a date elected by the party seeking to terminate the contract. For example, if the date elected is January 1, 2003, and the duration of covered assets is 3 years, the wrap contract will terminate as of January 1, 2006. In addition, during the conversion period, the Fund may be required to comply with certain restrictions on covered assets, such as limitation of its duration to the remaining term of the conversion period.

Generally, at termination of a wrap contract, the wrap provider will be obligated to pay the Enhanced Income Fund any excess of book value over market value of covered assets. However, if a wrap contract terminates because of a default by the Fund or upon election by the Fund (other than through a fixed maturity conversion), no such payment is made.

Risks Associated with Wrap Contracts. The Enhanced Income Fund expects that it will utilize wrap contracts to maintain some of the Fund's assets at stable book value. However, there are certain risks associated with the use of wrap contracts that could impair the Fund's ability to achieve this objective.

If a wrap contract matures or terminates, the Enhanced Income Fund may be unable to obtain a replacement wrap contract or a wrap contract with terms substantially similar to those of the maturing or terminating agreement. If at the time the market value of covered assets is less than their book value, the Fund may be required to reduce its net asset value accordingly. Likewise, if the market value of the covered assets is greater than their book value, the Fund's net asset value may increase. In either case, Fund shareholders may experience unexpected fluctuations in the value of their shares. Further, if new wrap contracts are negotiated on less favorable terms than those of the contracts being replaced, such as higher wrap premiums, the net returns of the Fund may be negatively affected.

The Directors determine in good faith the value of the Enhanced Income Fund's wrap contracts and have established policies and procedures governing valuation of these instruments. Other fair and reasonable valuation methodologies may be utilized in certain circumstances including, but not limited to, (1) default by a wrap provider under a wrap contract or other agreement; (2) insolvency of a wrap provider; (3) reduction of the credit rating of a wrap provider; or (4) any other situation in which the Directors determine that a wrap provider may no longer be able to satisfy its obligations under a wrap contract. In any such case, the fair value of any wrap contract may be determined to be less than the difference between book value and the market value of covered assets. In these situations the Fund may experience variability in its net asset value per share.

Wrap contracts do not protect the Enhanced Income Fund from the credit risk of covered assets. Defaults by issuers of covered assets or downgrades in their credit rating to below investment grade status will generally cause those assets to be removed from coverage under wrap contracts, in which event the Fund may experience a decrease in net asset value.

Currently, there is no active trading market for wrap contracts, and none is expected to develop. The Enhanced Income Fund may therefore be unable to liquidate wrap contracts within seven days at fair market value, in which case the wrap contracts will be considered illiquid. At the time of their purchase, the fair market value of the Fund's wrap contracts, plus the fair market value of all other illiquid assets in the Fund, may not exceed 15% of the fair market value of the

Fund's net assets. If the fair market value of illiquid assets including wrap contracts later rises above 15% of the fair market value of a Fund's net assets, the price volatility of the Fund's shares may increase as the Fund acts to reduce the percentage of illiquid assets to a level that does not exceed 15% of the Fund.

Tax-Exempt Obligations

The Tax-Exempt Fixed Income Funds, the Money Market Funds and, to a lesser extent, the Taxable Fixed Income Funds, invest in tax-exempt obligations to the extent consistent with their investment objective and policies. More information on the various types of tax-exempt obligations that the Tax-Exempt Funds may purchase appears in the Prospectuses of the New York Tax-Exempt Money Fund, the Intermediate New York Tax-Exempt Fund and the Intermediate Tax-Exempt Fund and below. See "Quality and Diversification Requirements".

Municipal Bonds. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities.

Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality.

Municipal Notes. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

Municipal notes are short-term obligations with a maturity at the time of issuance normally ranging up to one year. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

Municipal commercial paper typically consists of very short-term, unsecured, negotiable promissory notes that are sold to meet the seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations are subdivided into two types: Variable Rate Demand Notes and Master Notes.

Variable Rate Demand Notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance plus accrued interest, either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the Variable Rate Demand Note may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The Variable Rate Demand Notes in which each Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes will provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are usually based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes.

Master Notes are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, exempt from Federal income tax. For a description of the attributes of Master Notes, see "Money Market Instruments" above. Although there is no secondary market for Master Notes, such obligations are considered by each Fund to be liquid because they are payable immediately upon demand. The Funds have no specific percentage limitations on investments in Master Notes.

Municipal Puts. The Tax-Exempt Fixed Income Funds may purchase, without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. In addition, the Taxable Fixed Income Funds may purchase notes together with the rights described above. Such a right to resell is commonly known as a "put". See "Derivative Instruments".

Puts may be purchased as a feature of the underlying bond or note, or as an independent security. If a Fund purchases puts as independent securities, it may exercise the puts prior to their expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Advisor revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Advisor will consider the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

The Tax-Exempt Fixed Income Funds and the Taxable Fixed Income Funds will value any securities subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Intermediate New York Tax-Exempt Fund invests in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities will be valued at fair value as determined in accordance with procedures established by the Directors. The Directors will, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the Securities and Exchange Commission. Prior to investing in such securities, a Fund, if deemed necessary based upon the advice of counsel, will apply to the Securities and Exchange Commission for an exemptive order, which may not be granted, relating to the valuation of such securities.

Since the value of a put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the policy of the Tax-Exempt Fixed Income Funds and the Taxable Fixed Income Funds is to enter into put transactions only with securities dealers or issuers who are approved by the Advisor. Each dealer will be approved on its own merits, and it is a Fund's general policy to enter into put transactions only with those dealers that are determined to present minimal credit risks. In connection with such determination, the Directors will review regularly the Advisor's list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated in the highest rating categories as determined by a Nationally Recognized Statistical Rating Organization ("NRSRO"). Currently, there are three NRSROs: Moody's, S&P, and Fitch Investors Services, L.P. If a put writer is not rated by an NRSRO, it must be of comparable quality in the Advisor's opinion or such put writers' obligations will be collateralized and of comparable quality in the Advisor's opinion. The Directors have directed the Advisor not to enter into put transactions with any dealer that in the judgment of the Advisor present more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, a Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

The BNY Hamilton Funds have been advised by counsel that the Funds should be considered the owner of the securities subject to the puts so that the interest on the securities is tax-exempt income to the Tax-Exempt Fixed Income Funds. Such advice of counsel is based on certain assumptions concerning the terms of the puts and the attendant circumstances.

Equity Investments

The Equity Funds invest in equity securities to the extent consistent with its investment objective and policies. The securities in which the Equity Funds may invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter market. More information on the various types of equity investments which may be purchased by the Equity Funds appears in the Prospectuses for the Equity Funds and below. See "Quality and Diversification Requirements".

Equity Securities. The common stocks in which the Equity Funds may invest includes the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure.

Convertible Securities. The convertible securities in which the Equity Funds may invest include any debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

The terms of a convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Foreign Investments

The Money Fund, the Equity Funds (other than the S&P 500 Index Fund), the Intermediate Investment Grade Fund and the Enhanced Income Fund may invest in certain foreign securities. The Money Fund does not expect to invest more than 65% of its total assets at the time of purchase in securities of foreign issuers. The Equity Income Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, the Intermediate Investment Grade Fund, the Large Cap Value Fund, the Large Cap Growth CRT Fund and the Small Cap Growth CRT Fund do not expect to invest more than 20% of their respective total assets at the time of purchase in securities of foreign issuers. The Enhanced Income Fund does not expect to invest more than 25% of its total assets at the time of purchase in securities of foreign issuers. The Multi-Cap Equity Fund does not expect to invest more than 5% of its total assets at the time of purchase in securities of foreign issuers. All investments of the Money Fund and the Enhanced Income Fund must be United States dollar-denominated. The Equity Income Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, the Intermediate Investment Grade Fund, the Large Cap Value Fund, the Large Cap Growth CRT Fund and the Small Cap Growth CRT Fund do not expect more than 15% (and the Multi-Cap Equity Fund does not expect any) of their respective foreign investments to be in securities that are not either listed on a securities exchange or United States dollar-denominated. In the case of the Money Fund, any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depository Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depository Receipts ("GDRs"). Generally, ADRs, EDRs and GDRs are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic, in the case of ADRs, or global, in the case of EDRs and GDRs, securities markets.

Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in United States dollars may be affected by changes in currency rates and in exchange control regulations, including currency blockage. The Equity Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to hedge the underlying currency exposure related to foreign investments, but they will not enter into such commitments for speculative purposes.

To the extent that the Tax-Exempt Fixed Income Funds invest in municipal bonds and notes backed by credit support arrangements with foreign financial institutions, the risks associated with investing in foreign securities may be relevant.

Additional Investments

When-Issued and Delayed Delivery Securities. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. A Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, United States Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of each Fund not to enter into when-issued commitments exceeding in the aggregate 25% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

Investment Company Securities. The Equity Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may invest in the securities of other investment companies within the limits set by the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Reverse Repurchase Agreements. Except for the Treasury Money Fund, each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. This may also be viewed as the borrowing of money by a Fund. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on the Money Fund's and the New York Tax-Exempt Money Fund ability to maintain a net asset value of $1.00 per share. See "Investment Restrictions".

Loans of Portfolio Securities. The Funds may lend securities if such loans are secured continuously by liquid assets consisting of cash, United States Government securities or other appropriate securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three Business Days after notice, or by the borrower on one day's notice (as used herein, "Business Day" shall denote any day on which the New York Stock Exchange and the Custodian are both open for business). Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. The Funds may pay reasonable finders' and custodial fees in connection with loans. In addition, the Funds will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Funds will not make any loans for terms in excess of one year. The Funds will not lend their securities to any Director, officer, employee, or affiliate of BNY Hamilton, the Advisor, any subadviser, the Administrator or the Distributor, unless permitted by applicable law.

Privately Placed and Certain Unregistered Securities. All Funds except the Treasury Money Fund, the S&P 500 Fund and the Bond Index Fund may invest in privately placed, restricted, Rule 144A and other unregistered securities.

Quality and Diversification Requirements

Each of the Funds except the Intermediate New York Tax-Exempt Fund is classified as a "diversified" series of a registered investment company under the 1940 Act. This means that with respect to 75% of its total assets (1) the Funds may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the United States Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the remaining 25% of each Fund's total assets, there is no such limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in the securities of any one issuer, subject to the limitation of any applicable state securities laws, or, with respect to the Money Market Funds, as described below. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

The Intermediate New York Tax-Exempt Fund is classified as a non-diversified series of a registered investment company so that it is not limited by the 1940 Act as to the proportion of its assets that it may invest in the obligations of a single issuer. However, the Intermediate New York Tax-Exempt Fund will comply with the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Tax Code"), and has therefore adopted an investment restriction, which applies to 50% of the value of the assets of the Intermediate New York Tax-Exempt Fund and which may not be changed without shareholder vote, prohibiting the Intermediate New York Tax-Exempt Fund from purchasing securities of any issuer if, as a result, more than 5% of the assets of the Intermediate New York Tax-Exempt Fund would be invested in the securities of a single issuer. See "Investment Restrictions". The Intermediate New York Tax-Exempt Fund also intends to comply with the diversification requirements of the Tax Code, for qualification thereunder as a regulated investment company. See "Taxes". As a nondiversified series of an investment company, the Intermediate New York Tax-Exempt Fund may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if the Intermediate New York Tax-Exempt Fund were a diversified company.

With respect to the New York Tax-Exempt Money Fund, the Intermediate New York Tax-Exempt Fund, and the Intermediate Tax-Exempt Fund for purposes of diversification and concentration under the 1940 Act, identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantee. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities that any of the New York Tax-Exempt Money Fund, the Intermediate New York Tax-Exempt Fund and the Intermediate Tax-Exempt Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the United States Government. Consequently, the New York Tax-Exempt Money Fund, the Intermediate New York Tax-Exempt Fund and the Intermediate Tax-Exempt Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company that invests in voting securities. See "Investment Restrictions".

Money Market Funds. In order to attain its objective of maintaining a stable net asset value of $1.00 per share for each of its respective classes, each of the Money Market Funds will (i) limit its investment in the securities (other than United States Government securities) of any one issuer to no more than 5% of the Money Market Fund's assets, measured at the time of purchase, except for investments held for not more than three Business Days (subject, however, to each Money Market Funds' investment restriction No. 4 set forth under "Investment Restrictions" below); and (ii) limit investments to securities that present minimal credit risks.

In order to limit the credit risk of the Money Fund's investments, it will not purchase any security (other than a United States Government security) unless it is rated in the highest rating category assigned to short-term debt securities (so-called "first tier" securities) by at least two NRSROs such as Moody's (i.e., P-1 rating) and S&P (i.e., A-1 rating) or, if not so rated, it is determined to be of comparable quality. Determinations of comparable quality will be made in accordance with procedures established by the Directors. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Money Fund may continue to hold the investment, subject in certain circumstances to a finding by the Directors that disposing of the investment would not be in the Money Fund's best interest.

In addition, the Directors have adopted procedures that (i) require each Money Market Fund to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to invest only in securities with a remaining maturity of 397 days or less, and (ii) require each Money Market Fund, in the event of certain downgradings of or defaults on portfolio holdings, to reassess promptly whether the security presents minimal credit risks and, in certain circumstances, to determine whether continuing to hold the security is in the best interests of each Money Market Fund.

Equity Funds. The Equity Funds, except for the S&P 500 Index Fund, may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time the Equity Funds invest in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A (or its equivalent) or higher by an NRSRO; the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-2 (or its equivalent) or better by an NRSRO; or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion. At the time an Equity Fund invests in any other short-term debt securities, they must be rated A (or its equivalent) or higher by an NRSRO, or if unrated, the investment must be of comparable quality in the Advisor's opinion.

Taxable Fixed Income Funds. During normal market conditions, each of the Taxable Fixed Income Funds' (other than the Enhanced Income Fund) portfolios will have a dollar weighted average maturity of not less than three nor more than ten years. The Enhanced Income Fund will be managed so that the duration of its securities will generally be between three and thirteen months. In addition, if the Intermediate Investment Grade Fund purchases mortgage- or asset-backed securities, the weighted-average life will be used to determine the security's maturity. The Enhanced Income Fund will not purchase a security with a maturity date of greater than five years at the time of purchase. The Intermediate Government Fund's portfolio will, and the Intermediate Investment Grade Fund's portfolio may, include a variety of securities that are issued or guaranteed by the United States Treasury, by various agencies of the United States Government or by various instrumentalities that have been established or sponsored by the United States Government. Under normal market conditions, the Intermediate Government Fund will invest at least 80% of the value of its total assets in Government securities.

Tax-Exempt Fixed Income Funds. The Intermediate New York Tax-Exempt Fund invests principally in a portfolio of "high quality" and "investment grade" New York municipal bonds. The Intermediate Tax-Exempt Fund invests principally in such municipal bonds from throughout the United States. For purposes of the Intermediate New York Tax-Exempt Fund, on the date of investment (i) New York municipal bonds must be rated within the four highest ratings of Moody's, currently Aaa, Aa, A and Baa, or of S&P, currently AAA, AA, A and BBB, (ii) New York short-term municipal obligations must be rated MIG-2 or higher by Moody's or SP-1 or higher by S&P and (iii) New York tax-exempt commercial paper must be rated Prime-1 or higher by Moody's or A-1 or higher by S&P or, if not rated by either Moody's or S&P, issued by an issuer either (a) having an outstanding debt issue rated A or higher by Moody's or S&P or (b) having comparable quality in the opinion of the Advisor. Each Fund may invest in other tax-exempt securities that are not rated if, in the opinion of the Advisor, such securities are of comparable quality to securities in the rating categories discussed above. In addition, at the time a Tax-Exempt Fixed Income Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or S&P, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion.

In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Derivative Instruments

Hedging is a means of transferring risk that an investor does not desire to assume during an uncertain market environment. Interest rates have become increasingly volatile in recent years, and with the advent of financial futures contracts, options on financial instruments and indexes of debt or stock securities, the Advisor believes it is now possible to reduce the effects of market fluctuations.

The Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds may purchase and sell (write) both put options and call options on securities, swap agreements and securities indexes. The Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds may also (i) enter into interest rate and index futures contracts and purchase and sell options on such futures contracts ("futures options"); (ii) enter into swap agreements with respect to interest rates and indexes of securities; and (iii) invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may also use those instruments, provided that the Directors determine that their use is consistent with the relevant Fund's investment objective. The Tax-Exempt Fixed Income Funds and the Taxable Fixed Income Funds may also enter into the above-described transactions with respect to municipal debt securities and on indexes of municipal debt securities. The purpose of any of these transactions is to hedge against changes in the market value of securities in the Fund's portfolio caused by fluctuating interest rates, and to close out or offset existing positions in such futures contracts or options. The Funds will not engage in financial futures or options transactions for speculation, but only as a hedge against changes in the market values of securities held by the Funds and where the transactions are appropriate to reduction of risk, although the Enhanced Income Fund, the International Equity Fund, the International Equity CRT Fund and the S & P 500 Index Fund may use these transactions as part of their overall investment strategy.

Limitations. The Taxable Fixed Income Funds (other than the Enhanced Income
Fund) and Tax-Exempt Fixed Income Funds may not enter into futures contracts or related options if, immediately thereafter, the sum of the amount of initial and variation margin deposits on outstanding futures contracts and premiums paid for related options would exceed 20% of the market value of their respective total assets. In addition, the Taxable Fixed Income Funds (other than the Enhanced Income Fund) and the Tax-Exempt Fixed Income Funds may not enter into futures contracts or purchase or sell related options (other than offsetting existing positions) if immediately thereafter the sum of the amount of initial margin deposits on outstanding futures contracts and premiums paid for related options would exceed 5% of the market value of their respective total assets. An Equity Fund will sell stock index futures only if the amount resulting from the multiplication of the then current level of the indexes upon which its futures contracts are based and the number of futures contracts which would be outstanding do not exceed one-third of the value of an Equity Fund's net assets. An Equity Fund also may not purchase or sell stock index futures or purchase options on futures if, immediately thereafter, the sum of the amount of margin deposits on an Equity Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of an Equity Fund's total assets. When an Equity Fund purchases stock index futures contracts, it will deposit an amount of cash and cash equivalents equal to the market value of the futures contracts in a segregated account with the Equity Fund's Custodian. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Enhanced Income Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Enhanced Income Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

Special Considerations Relating to Derivative Instruments. The Funds may take positions in financial futures contracts or options traded on registered securities exchanges and contract markets solely as a hedge, although the Enhanced Income Fund, the International Equity Fund, the International Equity CRT Fund and the S & P 500 Index Fund may use these transactions as part of their overall investment strategy. However, for a hedge to be completely successful, the price changes of the hedging instruments should equal the price changes of the securities being hedged. To the extent the hedging instrument utilized does not involve specific securities in the portfolio, such equal price changes will not always be possible. The use of these instruments involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. Thus, hedging activities may not be completely successful in eliminating market value fluctuations of the portfolios. When using hedging instruments that do not specifically correlate with securities in a Fund's portfolio, the Advisor will attempt to create a very closely correlated hedge. In particular, hedging activities of the Tax-Exempt Fixed Income Funds based upon non-municipal debt securities or indexes may not correlate as closely to a Tax-Exempt Fixed Income Fund's portfolio as hedging activities based upon municipal debt securities or indexes. Nevertheless, hedging activities may be useful to the Tax-Exempt Fixed Income Funds, especially where closely correlated hedging activities based upon municipal securities or indexes are not available. See "Risks Associated with Futures and Futures Options" below. Further, the use of options rather than financial futures contracts to hedge portfolio securities may result in partial hedges because of the limits inherent in the exercise prices.

The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund's use of such instruments may cause a Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

While the Funds will not ordinarily incur brokerage commissions on the portfolio securities that they purchase, each Fund will pay brokerage commissions on its financial futures and options transactions. The Funds will also incur premium costs for purchasing put and call options. Brokerage commissions and premium costs may tend to reduce the yield of the Funds.

Each Fund's ability to engage in hedging activities and certain portfolio transactions may be further limited by various investment restrictions of a specific Fund and certain income tax considerations. For example, the amount of assets that a specific Fund is permitted to invest in option and futures contracts is limited as described above; furthermore, the limitations on the percentage of gross income that a specific Fund may realize from transactions in these securities may restrict its ability to effect transactions in these securities. See "Taxes".

The value of some derivative instruments may be particularly sensitive to changes in prevailing interest rates, and, to the extent such instruments are used for non-hedging purposes in respect of the Enhanced Income Fund, the International Equity Fund, the International Equity CRT Fund or the S & P 500 Index Fund, like the other investments of the such Funds, the ability of such Funds to successfully utilize these instruments may depend in part upon the ability of the Advisor to forecast interest rates and other economic factors correctly. If the Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Enhanced Income Fund, the International Equity Fund, the International Equity CRT Fund or the S & P 500 Index Fund, as the case may be, could be exposed to the risk of loss.

Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Options and Indexes. The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds. In connection with their hedging activities, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may purchase put options or write (sell) call options on financial futures and debt securities.

The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may purchase put options as a defensive measure to minimize the impact of market price declines on the value of certain of the securities in each Fund's portfolio. Each Taxable Fixed Income Fund or Tax-Exempt Fixed Income Fund may, in addition, write call options only to the extent necessary to neutralize a Fund's position in portfolio securities, i.e., balance changes in the market value of the portfolio securities and the changes in the market value of the call options. The Taxable Fixed Income Funds or the Tax-Exempt Fixed Income Funds may also purchase call options and sell put options to close out open positions.

The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may utilize futures contracts on bond indexes (municipal bond indexes in the case of the Tax-Exempt Fixed Income Funds), or related put and call options on such index contracts, so long as there is an active trading market for the contracts. These contracts would be utilized as a hedge against changes in the market value of securities in a Fund's portfolio. Each Fund's strategy in employing such contracts would be similar to the strategies discussed below regarding transactions in futures and options contracts generally.

A bond index or municipal bond index assigns relative values to the bonds included in the index. The index fluctuates with changes in the market values of those securities included. For example, the municipal bond index traded on the Chicago Board of Trade is The Bond Buyer Index, which includes forty tax-exempt long-term revenue and general obligation bonds.

The Equity Funds. Each Equity Fund may purchase put options only on equity securities held in its portfolio and write call options on stocks only if they are covered, and such call options must remain covered so long as the relevant Equity Fund is obligated as a writer. The Equity Funds do not presently intend to purchase put options and write call options on stocks that are not traded on national securities exchanges or listed on the Nasdaq National Market(R) ("NASDAQ").

Each of the Equity Funds may attempt to reduce the risk of investment in equity securities by hedging a portion of its portfolio securities through the use of stock index futures, options on stock index futures traded on a national securities exchange or board of trade and options on securities and on stock indexes traded on national securities exchanges.

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The Equity Funds (other than the International Equity Fund, the International
Equity CRT Fund and the S & P 500 Index Fund) will not engage in transactions in stock index futures contracts or related options for speculation. The Equity Funds (other than the International Equity Fund, the International Equity CRT Fund and the S & P 500 Index Fund) will use these instruments only as a hedge against changes resulting from market conditions in the values of securities held in such Equity Fund's portfolio or which it intends to purchase and where the transaction is economically appropriate to the reduction of risks inherent in the ongoing management of such an Equity Fund.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The premium that a Fund receives from writing a call option (or pays for buying a call option) will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates.

Options written by the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current market values of the underlying securities at the time the options are written. The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may engage in buy-and-write transactions in which a Fund simultaneously purchases a security and writes a call option thereon. Where a call option is written against a security subsequent to the purchase of that security, the resulting combined position is also referred to as a buy-and-write. A buy-and-write transaction using an in-the-money call option may be utilized when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. In such a transaction, a Fund's maximum gain will be the premium received from writing the option reduced by any excess of the price paid by the Fund for the underlying security over the exercise price. Buy-and-write transactions using at-the-money call options may be utilized when it is expected that the price of the underlying security will remain at or advance moderately during the option period. In such a transaction, a Fund's gain will be equal to the premium received from writing the option. Buy-and-write transactions using out-of-the-money call options may be utilized when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the foregoing situations, if the market price of the underlying security declines, the Funds may or may not realize a loss, depending on the extent to which such decline is offset by the premium received.

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

The Equity Funds and the Enhanced Income Fund will only write call options and put options if they are "covered". In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, with cash or other assets determined to be liquid by the Advisor in accordance with procedures established by the Directors, in such amount as segregated by a Fund's custodian) upon conversion or exchange of other securities held by a Fund. For a call option on an index, the option is covered if a Fund maintains with its custodian assets determined to be liquid by the Advisor in accordance with procedures established by the Directors, in an amount equal to the contract value of the index. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or
(ii) greater than the exercise price of the call written, provided the difference is maintained by a Fund in segregated assets determined to be liquid by the Advisor in accordance with procedures established by the Directors. A put option on a security or an index is "covered" if a Fund segregates assets determined to be liquid by the Advisor in accordance with procedures established by the Directors equal to the exercise price. A put option is also covered if a Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by a Fund in segregated assets determined to be liquid by the Advisor in accordance with procedures established by the Directors.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, a Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, a Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

A Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet a Fund's immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

Options on indexes are similar to options on debt instruments or equity securities, except that rather than the right to take or make delivery of a debt instrument or security at a specified price, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Unlike options on debt instruments or equity securities, gain or loss depends on the price movements in the securities included in the index rather than price movements in individual debt instruments or equity securities.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts. The Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds may invest in interest rate futures contracts and options thereon ("futures options").

An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; and bank certificates of deposit.

The Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds may purchase and write call and put futures options, as specified in the relevant prospectus. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which BNY Hamilton and the Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds avoid being deemed a "commodity pool" or a "commodity pool operator," each such Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds or the Equity Funds might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of each such Fund's securities or the price of the securities which such Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce exposure to interest rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

The Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by any of the Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds or the Equity Funds, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Advisor in accordance with procedures established by the Directors ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

The Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds are also required to deposit and maintain margin with respect to put and call options on futures contracts written by them. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet a Fund's immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

Additional Limitations on Use of Futures and Futures Options. When purchasing a futures contract, each of the Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the

Equity Funds will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Directors, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, each of the Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Directors, that are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's Custodian).

When selling a call option on a futures contract, each of the Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Directors, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, each of the Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Directors, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate assets to cover a Fund's obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund's portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund's portfolio such that the Fund's duration does not exceed the maximum permitted for the Fund in the relevant prospectus.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Taxes."

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and a Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Swap Agreements. The Taxable Fixed Income Funds and Tax-Exempt Fixed Income Funds may enter into interest rate, index and credit swap agreements. The Taxable Fixed Income Funds and Tax-Exempt Fixed Income Funds may also enter into options on swap agreements ("swap options"). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Taxable Fixed Income Funds and Tax-Exempt Fixed Income Funds may write (sell) and purchase put and call swap options.

Most swap agreements entered into by the Taxable Fixed Income Funds and Tax-Exempt Fixed Income Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Advisor in accordance with procedures established by the Directors, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of a Fund's repurchase agreement guidelines). Certain restrictions imposed on a Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. In the case of the Enhanced Income Fund, the International Equity Fund, the International Equity CRT Fund or the S & P 500 Index Fund, which may use swap options as part of their investment strategy, use of swap agreements or swap options will be successful in furthering its investment objective will depend on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into and determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility. This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system,
(3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Taxable Fixed Income Funds and Tax-Exempt Fixed Income Funds invest in these securities, however, the Advisor analyzes these securities in its overall assessment of the effective duration of a Fund's portfolio in an effort to monitor the Fund's interest rate risk.

INVESTMENT RESTRICTIONS

Fundamental Policies

In addition to its investment objectives, each Fund is subject to certain investment restrictions that are deemed fundamental policies, i.e., policies that cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined under

"Additional Information" below. See "Organization" and "Additional Information". The investment restrictions of each Fund follow.

The Money Market Funds may not:

1. Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of a Fund's net assets would be in investments that are illiquid (except that the Money Fund and the New York Tax-Exempt Money Fund may enter into securities as described in "Privately Placed and Certain Unregistered Securities");

2. Enter into reverse repurchase agreements (although the Money Fund and the New York Tax-Exempt Money Fund may enter into reverse repurchase agreements, provided such agreements do not exceed in the aggregate one-third of the market value of the Money Fund's or the New York Tax-Exempt Money Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements);

3. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed one-third of the value of the relevant Fund's total assets, taken at cost, at the time of such borrowing and except in connection with permitted reverse repurchase agreements, or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed one-third of the value of the Fund's total assets at the time of such borrowing. No Money Market Fund will purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of its total assets. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and, in the case of the Money Fund and the New York Tax-Exempt Money Fund, will not apply to reverse repurchase agreements;

4. Purchase the securities or other obligations of any issuer if, immediately after such purchase, more than 5% of the value of the relevant Fund's total assets would be invested in securities or other obligations of any one such issuer. This limitation does not apply to issues of the United States Government, its agencies or instrumentalities or to permitted investments of up to 25% of a Fund's total assets;

5. Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of its investment in such industry would exceed 25% of the value of the relevant Fund's total assets, except that the Fund may invest more than 25% of its assets in securities and other instruments issued by banks and bank holding companies. For purposes of industry concentration, there is no percentage limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, negotiable certificates of deposit, time deposits, and bankers' acceptances of United States branches of United States banks;

6. Make loans, except through purchasing or holding debt obligations, or entering into repurchase agreements, or loans of portfolio securities in accordance with the relevant Fund's investment objective and policies (see "Investment Objectives and Policies");

7. Purchase or sell puts, calls, straddles, spreads or any combination thereof; real estate; commodities; or commodity contracts or interests in oil, gas, or mineral exploration, development or lease programs. However, the Money Fund and the New York Tax-Exempt Money Fund may purchase bonds or commercial paper issued by companies which invest in real estate or interest therein including real estate investment trusts;

8. Purchase securities on margin, make short sales of securities or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;

9. Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder;

10.    Act as an underwriter of securities; or

11. Issue senior securities as defined in the 1940 Act, except insofar as a Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement or reverse repurchase agreement;
       (b) permitted borrowings of money; or (c) purchasing securities on a when-issued or delayed delivery basis.

In addition to the restrictions listed above, the Treasury Money Fund may not:

1. Invest in structured notes or other instruments commonly known as derivatives;

2.     Invest in any type of variable, adjustable or floating rate securities;

3. Invest in securities issued by agencies or instrumentalities of the United States Government, such as the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Mortgage Corp. or the Small Business Administration; or,

4. Invest in zero coupon bonds, except that the Treasury Money Fund may invest in zero coupon bonds issued by the United States Government provided that the bonds mature within 397 days from the date of purchase, and that the Treasury Money Fund may include zero coupon bonds issued by the United States Government as collateral for repurchase agreements.

The Equity Funds may not:

1. Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund's net assets would be in investments that are illiquid;

2. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed one-third of the value of the relevant Fund's total assets, taken at cost, at the time of such borrowing and except in connection with reverse repurchase agreements permitted by Investment Restriction 12, or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts not to exceed one-third of the value of the Fund's net assets at the time of such borrowing. A Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes. Collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not deemed to be a pledge of assets;

3. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the relevant Fund's total assets would be invested in securities or other obligations of any one such issuer. This limitation shall not apply to issues of the United States Government, its agencies or instrumentalities and to permitted investments of up to 25% of a Fund's total assets;

4. Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of the value of a Fund's total assets. For purposes of industry concentration, there is no percentage limitation with respect to investments in securities of the United States Government, its agencies or instrumentalities;

5. Purchase the securities of an issuer if, immediately after such purchase, the relevant Fund owns more than 10% of the outstanding voting securities of such issuer;

6. Make loans, except through the purchase or holding of debt obligations (including privately placed securities), or the entering into of repurchase agreements, or loans of portfolio securities in accordance with a Fund's investment objectives and policies (see "Investment Objectives and Policies");

7. Purchase or sell puts, calls, straddles, spreads or any combination thereof; real estate; commodities or commodity contracts, except for a Fund's interests in derivative instruments as described under "Investment Objectives and Policies"; or interests in oil, gas or mineral exploration or development programs. However, a Fund may purchase securities or commercial paper issued by companies which invest in real estate or interests therein, including real estate investment trusts;

8. Purchase securities on margin, make short sales of securities, or maintain a short position, except in the course of a Fund's hedging activities, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or delayed delivery securities;

9. Invest in fixed time deposits with a duration of from two Business Days to seven calendar days if more than 10% of the Fund's total assets would be invested in such deposits;

10. Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder;

11.    Act as an underwriter of securities; or

12. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which a Fund is permitted to incur pursuant to Investment Restriction 2 and except that the Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of its total assets, less liabilities other than obligations created by reverse repurchase agreements. A Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof.

The Taxable Fixed Income Funds may not:

1. Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the relevant Fund's net assets would be in investments that are illiquid;

2. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to one-third of the value of the relevant Fund's total assets, taken at cost at the time of such borrowing and except in connection with reverse repurchase agreements permitted by Investment Restriction 10, or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing in amounts up to one-third of the value of the Fund's net assets at the time of such borrowing. A Fund will not purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of its total assets. This borrowing provision facilitates the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests. This provision is not for investment purposes. Collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not deemed to be a pledge of assets;

3. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the relevant Fund's total assets would be invested in securities or other obligations of any one such issuer. This limitation shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities and to permitted investments of up to 25% of a Fund's total assets;

4. Purchase the securities of an issuer if, immediately after such purchase, the relevant Fund owns more than 10% of the outstanding voting securities of such issuer. This limitation shall not apply to permitted investments of up to 25% of a Fund's total assets;

5. Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of its investment in such industry would exceed 25% of the value of a Fund's total assets, except that the Intermediate Government Fund will invest more than 25% of its assets in securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

6. Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the relevant Fund's investment objective and policies;

7. Purchase or sell puts, calls, straddles, spreads or any combination thereof; real estate; commodities; commodity contracts, except for a Fund's interest in derivative instruments as described under "Investment Objectives and Policies"; or interest in oil, gas, or mineral exploration or development programs. However, a Fund may purchase debt obligations secured by interests in real estate or issued by companies which invest in real estate or interests therein including real estate investment trusts;

8. Purchase securities on margin, make short sales of securities or maintain a short position, except in the course of the relevant Fund's hedging activities, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into such securities or maintains in a segregated account liquid short-term securities with a market value at all times equal to or greater than the relevant Fund's purchase obligation or short position; provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities;

9. Invest in fixed time deposits with a duration of from two Business Days to seven calendar days if more than 10% of a Fund's total assets would be invested in such deposits;

10. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which a Fund is permitted to incur pursuant to Investment Restriction 2 and except that a Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements. A Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof;

11. Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder; or

12.    Act as an underwriter of securities.

The Tax-Exempt Fixed Income Funds may not:

1. Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the relevant Fund's net assets would be in investments that are illiquid;

2. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to one-third of the value of the relevant Fund's total assets, taken at cost at the time of such borrowing and except in connection with reverse repurchase agreements permitted by Investment Restriction 10, or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts up to one-third of the value of the Fund's net assets at the time of such borrowing. A Fund will not purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of the Fund's total assets. This borrowing provision facilitates the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests. This provision is not for investment purposes. Collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not deemed to be a pledge of assets;

3. Purchase securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the relevant Fund's total assets would be invested in securities or other obligations of any one such issuer. Each state and political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member will be a separate issuer if the security is backed only by the assets and revenue of that issuer. If the security is guaranteed by another entity, the guarantor will be deemed to be the issuer. This limitation shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities or to permitted investments of up to 50% of the Intermediate New York Tax-Exempt Fund's total assets or to permitted investments of up to 25% of the Intermediate Tax-Exempt Fund's total assets;

4. Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of the relevant Fund's investment in such industry would exceed 25% of the value its total assets, except that the Intermediate Tax-Exempt Fund may invest more than 25% of its assets in securities issued or guaranteed by the United States Government (or, in the case of the Intermediate New York Tax-Exempt Fund, New York State, New York City and the Commonwealth of Puerto Rico) and their respective authorities, agencies, instrumentalities and political subdivisions;

5. Purchase industrial revenue bonds if, as a result of such purchase, more than 5% of the relevant Fund's total assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with fewer than three years of operating history (including predecessors);

6. Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the relevant Fund's investment objective and policies (see "Investment Objectives and Policies");

7. Purchase or sell puts, calls, straddles, spreads or any combination thereof except to the extent that securities subject to a demand obligation, stand-by commitments and puts may be purchased (see "Investment Objectives and Policies"); real estate; commodities; commodity contracts, except for a Fund's interest in derivatives instruments as described under "Investment Objectives and Policies"; or interests in oil, gas, or mineral exploration or development programs. However, a Fund may purchase municipal bonds, notes or commercial paper secured by interest in real estate;

8. Purchase securities on margin, make short sales of securities or maintain a short position, except in the course of the Fund's hedging activities, unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities;

9. Invest in fixed time deposits with a duration of from two Business Days to seven calendar days if more than 5% of the relevant Fund's total assets would be invested in such deposits;

10. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which a Fund is permitted to incur pursuant to Investment Restriction 2 and except that a Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of the relevant Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements. A Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof;

11. Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder; or

12.    Act as an underwriter of securities.

In addition to the restrictions listed above, as a fundamental policy, the Intermediate New York Tax-Exempt Fund may not invest less than 80% of its total assets in bonds and notes that are exempt from Federal, New York State and New York City income taxes. In addition to the restrictions listed above, as a fundamental policy, the Intermediate Tax-Exempt Fund may not invest less than 80% of its total assets in debt obligations that are exempt from Federal income tax.

Undertaking in Response to State Securities Regulations

In order to satisfy the requirements of certain state securities regulations, the Equity Income Fund has undertaken not to invest more than 5% of its net assets in warrants and to further restrict its investment in warrants so that not more than 2% of net assets will be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. This is not, however, a fundamental policy and may be changed by the Directors at any time without the approval of the shareholders of the Equity Income Fund.

DIRECTORS AND OFFICERS

The directors and executive officers of BNY Hamilton, together with information as to their principal occupations during the past five years are shown below. The "fund complex" consists of the 20 series of BNY Hamilton. [to be updated]

Independent Directors

=========================================================================================================================
                                                                                     Number of
                                                                                   Portfolios in
                         Position(s)      Term of                                      Fund
                         Held with      Office and                                   Complex
 Name, Address, and        BNY          Length of      Principal Occupation(s)     Overseen by    Other Directorships
        Age              Hamilton      Time Served #     During Past 5 Years         Director       Held by Director
=========================================================================================================================
Edward L. Gardner        Director and  Since May 12, Chairman of the Board,          20           Chairman of the
411 Theodore Fremd Ave.  Chairman of   1995          President and Chief Executive                Board, Big
Rye, NY 10580            the Board                   Officer, Industrial Solvents                 Brothers/Big Sisters
Age 67                                               Corporation, 1981 to Present;                of New York City,
                                                     Chairman of the Board,                       1992 to Present;
                                                     President and Chief Executive                National
                                                     Officer, Industrial                          Vice-Chairman, Big
                                                     Petro-Chemicals, Inc., 1981                  Brothers/Big Sisters
                                                     to Present.                                  of America, 1993 to
                                                                                                  Present; Member, Points
                                                                                                  of Light Foundation,
                                                                                                  1995 to Present; Co-
                                                                                                  Chair, New York Public
                                                                                                  Library Conservators
                                                                                                  Council, 2001 to
                                                                                                  Present; Member,
                                                                                                  Health Care Chaplaincy,
                                                                                                  2000 to Present.
=========================================================================================================================
James E. Quinn           Director      Since         Member, Board of Directors,     20           Director, Mutual of
Tiffany & Co.                          November 15,  Tiffany & Co., January 1995                  America Capital
600 Madison Avenue                     1996          to Present; Vice Chairman,                   Management Co.;
New York, NY  10022                                  Tiffany & Co., 1999 to                       Director, Little
Age 50                                               Present; Executive Vice                      Switzerland Co.;
                                                     President, Tiffany & Co.,                    Chairman, Fifth
                                                     March 1992 to 1999.                          Avenue Association;
                                                                                                  Trustee, Museum of
                                                                                                  the City of New York.
=========================================================================================================================
Karen R. Osar            Director      Since May 13, Senior Vice President and       20           Director, Allergan,
Mead Westvaco Corp.                    1998          Chief Financial Officer, Mead                Inc.; Director, AGL
One High Ridge Park                                  Westvaco Corp., 2002 to                      Resources, Inc.
Stamford, CT  06905                                  Present; Senior Vice
Age 52                                               President and Chief Financial
                                                     Officer, Inestvaco Corp.,
                                                     1999-2002; Vice President &
                                                     Treasurer, Tenneco Inc., 1994
                                                     to 1999; Managing Director of
                                                     Corporate Finance Group, J.P.
                                                     Morgan & Co., Inc.
=========================================================================================================================
Kim D. Kelly             Director      Since August  Executive Vice President and    20           Cable Advertising
Insight Communications                 11, 1999      Chief Operating Officer,                     Bureau; Director  of
126 East 56 Street                                   Insight Communications,                      Agile TV, Insight
New York, NY  10022                                  January 1998 to Present;                     Communications, The
Age 43                                               Executive Vice President and                 Cable Center and
                                                     Chief Financial Officer,                     Cable in the
                                                     Insight Communication, 1990                  Classroom; Trustee of
                                                     to January 2002; Chair of the                St. David's School.
                                                     National Cable
                                                     Telecommunications
                                                     Association (NCTA)
=========================================================================================================================

=========================================================================================================================
                                                                                       Number of
                                                                                     Portfolios in
                           Position(s)      Term of                                      Fund
                           Held with      Office and                                   Complex
 Name, Address, and          BNY          Length of      Principal Occupation(s)     Overseen by    Other Directorships
        Age                Hamilton      Time Served #     During Past 5 Years         Director       Held by Director
===========================================================================================================================
                                                        Subcommitte for
                                                        Telecommunications Policy and
                                                        Member of NCTA
                                                        Subcommittee for Accounting.
John R. Alchin             Director      Since August   Executive Vice President and    20             None
Comcast Corporation                      8, 2001        Treasurer, Comcast
1500 Market Street                                      Corporation since 1990.
Philadelphia, PA  19102                                 Managing Director of Toronto
Age 53                                                  Dominion Bank prior to 1990.
===========================================================================================================================


Interested Director

===========================================================================================================================
Newton P.S. Merrill*       Director,     Since          Senior Executive Vice           20          Director, National
The Bank of New York       President and February 12,   President, Bank of New York,                Integrity Life
One Wall St., 10th Floor   Chief         2003           1994 to Present; Executive                  Insurance, 2000 to
New York, NY 10286         Executive                    Vice President and Group                    Present; Trustee,
Age 63                     Officer                      Executive, Bank of Boston,                  Museum of the City of
                                                        1991-1994.                                  New York, 1995 to
                                                                                                    Present; Director,
                                                                                                    Woods Hole
                                                                                                    Oceanographic
                                                                                                    Institute, 1994 to
                                                                                                    Present; and Trustee,
                                                                                                    Edwin Gould
                                                                                                    Foundation for
                                                                                                    Children, 1970 to
                                                                                                    Present.
===========================================================================================================================


Officers

===========================================================================================================================
William J. Tomko           Vice President Since May 10, President, BISYS Fund           20          --
3435 Stelzer Road                         2000          Services, Inc.**, 1999 to
Columbus, OH 43219                                      Present.
Age 42
===========================================================================================================================
Michael A. Grunewald       Vice President Since         Manager, Client Services,       20          --
3435 Stelzer Road                         February 28,  BISYS Fund Services, Inc.**,
Columbus, OH 43219                        2001          1993 to Present
Age 31
===========================================================================================================================
Richard Baxt               Vice President Since May 13, Senior Vice President, Client   20          --
90 Park Avenue, 10/th/ Fl.                1998          Services, BISYS Fund
New York, NY 10956                                      Services, Inc.**, 1997 to
Age 47                                                  Present; General Manager of
                                                        Investment and Insurance,
                                                        First Fidelity Bank;
                                                        President, First Fidelity
                                                        Brokers; President, Citicorp
                                                        Investment Services.
===========================================================================================================================
Guy Nordahl                Treasurer and  Since         Vice President, Mutual Fund     20          --
101 Barclay Street         Principal      November 13,  Administration, The Bank of
===========================================================================================================================

=========================================================================================================================
New York, NY 10286        Accounting    2002          New York, 1999 to Present;
Age [_]                   Officer                     Vice President and Assistant
                                                      Treasurer for Northstar
                                                      Investment Management,
                                                      1995-1999.
=========================================================================================================================
Lisa M. Hurley            Secretary     Since May 12, Executive Vice President,       20           --
90 Park Avenue, 10/th/ Fl.              1999          Legal Services, BISYS Fund
New York, NY 10956                                    Services, Inc.**,
Age 41                                                1995-Present; Attorney,
                                                      private practice, 1990 to
                                                      1995.
=========================================================================================================================
Alaina V. Metz            Assistant     Since May 14, Chief Administrator,            20           --
3435 Stelzer Road         Secretary     1997          Administration Services of
Columbus, OH 43219                                    BISYS Fund Services, Inc.**,
Age 33                                                June 1995 to Present;
                                                      Supervisor of Mutual Fund
                                                      Legal Department, Alliance
                                                      Capital Management, May 1989
                                                      to June 1995.
=========================================================================================================================
Kim Grundfast             Assistant     Since         Assistant Counsel, Legal        20           --
60 State Street           Secretary     November 13,  Services, BISYS Fund
Boston, MA 02109                        2002          Services, Inc.**, 2002-
Age 31                                                Present; Attorney private
                                                      practice, 2000-2002; Senior
                                                      Judicial Law Clerk,
                                                      Massachusetts Superior Court,
                                                      1998-2000.
=========================================================================================================================

Each Director shall hold office until his or her successor is elected and qualified. The officers of BNY Hamilton shall serve for one year and until their successors are duly elected and qualified, or at the pleasure of the Directors.

* Mr. Merrill is an "interested" Director by reason of his position with The Bank of New York, the Fund's Advisor.

** This position is held with an affiliated person or principal underwriter of BNY Hamilton.

Responsibilities of the Board of Directors

The Board has responsibility for the overall management and operations of BNY Hamilton, including general supervision of the duties performed by the Advisor and other service providers.

Board of Director Committees

The Board of Directors has an Audit Committee, the members of which are Messrs. Gardner and Quinn and Mmes. Osar and Kelly. The Audit Committee met two times during the fiscal year ended December 31, 2002. The Board of Directors has determined that all members of the Audit Committee are "independent," as required by applicable listing standards of the New York Stock Exchange. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon BNY Hamilton's financial operations. The Board of Directors does not have a nominating committee.

Ownership of Shares of BNY Hamilton*

=========================================================================================================================
                                                                                        Aggregate Dollar Range of
                                                                                     Equity Securities and/or Shares
                                                                                        in All Funds Overseen by
  Name of Director               Dollar Range of Equity Securities in                    Director in Family of
                                     Each Series of BNY Hamilton #                        Investment Companies
=========================================================================================================================
Edward L. Gardner       Large Cap Growth Fund - $10,001 - $50,000                     Over $100,000
                        Money Fund - Over $100,000
=========================================================================================================================
James E. Quinn          Equity Income Fund - $1 - $10,000                             Over $100,000
                        Large Cap Growth Fund - $10,001 - $50,000
                        Small Cap Growth Fund - $10,001 - $50,000
                        Intermediate Investment Grade Fund -$10,001 -
                        $50,000
                        Money Fund - Over $100,000
=========================================================================================================================
Karen R. Osar           Large Cap Growth Fund - $1 - $10,000                          Over $100,000
                        Money Fund - Over $100,000
=========================================================================================================================
Kim D. Kelly            None                                                          None
=========================================================================================================================
John R. Alchin          None                                                          None
=========================================================================================================================
Newton P.S. Merrill
=========================================================================================================================

         * As of December 31, 2002.  [to be updated]

# Indicates each series of BNY Hamilton for which equity securities are held.

Ownership in BNY Hamilton's Advisor, any Subadviser or Distributor

None of the Directors or their immediate family members owns beneficially or of record securities in the Funds' investment advisors or principal underwriter or entity directly or indirectly controlling, controlled by, or under common control with the Funds' investment advisors or principal underwriter.

Compensation of Directors

The following table sets forth certain information regarding the compensation of BNY Hamilton's Directors for the fiscal year ended December 31, 2002. In 2003, BNY Hamilton expects to pay each Director annual compensation of $[28,000] and per-meeting fees of $2,500 (in-person meetings) and $[1,000] (telephonic meetings), plus out-of-pocket expenses. During the fiscal year ended December 31, 2002, such compensation and fees amounted to $202,500, plus out-of-pocket expenses. The compensation is allocated to all series of BNY Hamilton. The Directors and executive officers do not receive pension or retirement benefits.

[to be updated]

                                                             Pension or                                 Total
                                         Aggregate           Retirement          Estimated          Compensation
                                       Compensation           Benefits             Annual            paid by the
    Name of Person,                     paid by the       Accrued As Part       Benefits Upon          Funds to
       Position                            Funds          of Fund Expenses        Retirement           Directors
---------------------------------     ---------------     -----------------     ---------------    ------------------

                                                             Pension or                                 Total
                                         Aggregate           Retirement          Estimated          Compensation
                                       Compensation           Benefits             Annual            paid by the
    Name of Person,                     paid by the       Accrued As Part       Benefits Upon          Funds to
       Position                            Funds          of Fund Expenses        Retirement           Directors
---------------------------------     ---------------     -----------------     ---------------    ------------------
Edward L. Gardner                         $36,000                $0                   $0              $36,000
     Director and Chairman of
     the Board
James E. Quinn                            $33,500                $0                   $0              $33,500
     Director
Karen Osar                                $33,500                $0                   $0              $33,500
     Director
Kim Kelly                                 $36,000                $0                   $0              $36,000
     Director
John R. Alchin                            $18,000                $0                   $0              $18,000
     Director
Newton P.S. Merrill
     Director

By virtue of the responsibilities assumed by the Advisor and the Administrator (see "Investment Advisor", "Administrator" and "Distributor") and the services provided by BNY Hamilton, no Fund has any employees; its officers are provided and compensated by BNY Hamilton Distributors, Inc. BNY Hamilton's officers conduct and supervise the business operations of each Fund.

[The Bank of New York Company, Inc., or one or more of its subsidiaries, provide a variety of commercial banking and trust services for MeadWestvaco Corp., a company of which Ms. Osar is an officer, in the ordinary course of business. The Bank of New York extends lines of credit to MeadWestvaco Corp. which at [December 31, 2002], were less than [ ]% of all MeadWestvaco Corp.'s lines of credit. At [December 31, 2002], there were no amounts outstanding under such lines of credit.]

[The Bank of New York extends lines of credit to three subsidiaries of Comcast Corp., a company of which Mr. Alchin is an officer, in the ordinary course of business. As of [December 31, 2002], The Bank of New York had extended lines of credit to Comcast Cable Communications, Inc., QVC, Inc. and E! Entertainment, Inc., which represented [ ]%, [ ]% and [ ]%, respectively, of all the lines of credit of each such company. As of that date, the loans outstanding from The Bank of New York to Comcast Cable Communications, Inc., QVC, Inc. and E! Entertainment, Inc. pursuant to the lines of credit represented [ ]%, [ ]%, and [ ]%, respectively, of each such company's total loans outstanding.]

[The Bank of New York extends lines of credit to Tiffany & Co., a company of which Mr. Quinn is an officer, in the ordinary course of business. As of [December 31, 2002], The Bank of New York had extended lines of credit to Tiffany & Co., which represented [ ]% of all the lines of credit of such company. As of that date, the loans outstanding from The Bank of New York to Tiffany & Co.,including long-term senior debt, represented [ ]% of Tiffany & Co.'s total outstanding debt.]

[The Bank of New York Company, Inc., or one or more of its subsidiaries, provide a variety of commercial banking and trust services for Insight Communications, a company of which Ms. Kelly is an officer, in the ordinary course of business. The Bank of New York extends lines of credit to Insight Communications, which at [December 31, 2002], were less than [ ]% of all Insight Communications' lines of credit. As of that date, the loans outstanding from The Bank of New York to Insight Communications pursuant to the lines of credit represented [ ]% of Insight Communications' total loans outstanding.]

INVESTMENT ADVISOR

The investment advisor to the Funds is The Bank of New York, a bank organized under the laws of the State of New York with its principal offices at One Wall Street, New York, New York 10286. The Bank of New York is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, The Bank of New York offers a wide range of services, primarily to governmental, institutional, corporate and individual customers in the United States and throughout the world.

Under the terms of the Advisory Agreements, the investment advisory services The Bank of New York provides to the Funds are not exclusive. The Bank of New York is free to and does render similar investment advisory services to others. The Bank of New York serves as investment advisor to personal investors and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which The Bank of New York serves as trustee. The accounts managed or advised by The Bank of New York have varying investment objectives and The Bank of New York invests assets of such accounts in investments substantially similar to, or the same as, those that are expected to constitute the principal investments of the Funds. Such accounts are supervised by officers and employees of The Bank of New York who may also be acting in similar capacities for the Funds. See "Portfolio Transactions and Brokerage".

The Large Cap Value Fund is sub-advised by Estabrook Capital Management, LLC ("Estabrook"), a wholly-owned subsidiary of The Bank of New York. The Bank of New York pays Estabrook 0.30% of the average net assets of the Large Cap Value Fund.

The Multi-Cap Equity Fund is sub-advised by Gannett Welsh & Kotler, LLC ("GW&K"), a wholly-owned subsidiary of The Bank of New York. The Bank of New York pays GW&K a fee equal to 0.75% of the average daily net assets of the Multi-Cap Equity Fund.

Since April 1, 1999 or a Fund's inception, if later, the Bank of New York has voluntarily agreed to limit the expenses of the Funds listed in the chart below. The limitation will be accomplished by waiving all or a portion of its advisory, accounting, custodial and certain other service fees and, if necessary, reimbursing expenses. This voluntary limitation of expenses may be modified or terminated at any time.

                                                      Institutional           Investor
                                                          Shares               Shares
                                                    -----------------    -----------------
Intermediate Government Fund                               0.79%                1.04%
Intermediate Investment Grade Fund                         0.79%                1.04%
Intermediate New York Tax-Exempt Fund                      0.79%                1.04%
Intermediate Tax-Exempt Fund                               0.79%                1.04%
S&P 500 Index Fund                                         0.35%                0.60%
Large Cap Value Fund                                       0.80%                1.05%
U.S. Bond Market Fund                                      0.35%                0.60%
Large Cap Growth CRT Fund                                  0.80%                 N/A
Small Cap Growth CRT Fund                                  0.96%                 N/A
International Equity CRT Fund                              1.22%                 N/A
Enhanced Income Fund                                       0.25%                0.50%
Multi-Cap Equity Fund                                      1.00%                1.25%

For the fiscal years ended December 31, 2000, 2001 and 2002, The Bank of New York received advisory fees from the Funds as follows:

                                                         2000               2001               2002
                                                    ---------------    ---------------    ----------------
Money Fund                                              $4,342,142         $6,502,079
Treasury Money Fund                                     $  998,546         $1,363,495
New York Tax-Exempt Money Fund                                 [ ]                [ ]
Intermediate Government Fund                            $  415,058         $  468,798
Intermediate Investment Grade Fund                      $2,015,238         $2,160,326
Enhanced Income Fund                                           N/A                N/A
Intermediate New York Tax-Exempt Fund                   $  199,954         $  235,091
Intermediate Tax-Exempt Fund                            $1,225,328         $1,250,448
Equity Income Fund                                      $3,530,395         $2,894,992
Large Cap Growth Fund                                   $3,815,137         $2,808,878
Small Cap Growth Fund                                   $3,292,685         $2,846,908
Multi-Cap Equity Fund                                        [N/A]              [N/A]
International Equity Fund                               $2,495,202         $1,942,239
S&P 500 Index Fund                                      $   18,551         $   55,180
Large Cap Value Fund                                    $    6,844         $   80,161
Bond Index Fund                                         $   24,916         $   56,295
Large Cap Growth CRT Fund                               $   67,261         $   98,429
Small Cap Growth CRT Fund                               $   39,201         $   60,403
International Equity CRT Fund                           $   29,834         $   56,409

The following chart reflects advisory fee waivers by The Bank of New York as follows:

                                                         2000               2001               2002
                                                    ---------------    ---------------    ----------------
Intermediate Government Fund                              $120,587           $129,932
Intermediate Investment Grade Fund                        $ 10,062           $ 19,649
Intermediate New York Tax-Exempt Fund                     $109,031           $145,333
Intermediate Tax-Exempt Fund                              $ 22,851           $ 44,595
Large Cap Growth Fund                                          N/A                N/A
Small Cap Growth Fund                                          N/A                N/A
International Equity Fund                                      N/A                N/A
S&P 500 Index Fund                                        $ 18,551           $ 55,180
Large Cap Value Fund                                      $  6,844           $ 80,161
Bond Index Fund                                           $ 24,916           $ 56,295
Large Cap Growth CRT Fund                                 $ 67,261           $ 98,429
Small Cap Growth CRT Fund                                 $ 39,201           $ 60,403
International Equity CRT Fund                             $ 29,834           $ 56,409
Enhanced Income Fund
Multi-Cap Equity Fund

The Investment Advisory Agreement and Subadvisory Agreements (in the case of the Large Cap Value Fund and the Multi-Cap Equity Fund) for each Fund must be specifically approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Directors and (ii) by a vote of a majority of the Directors of the Fund who are not "interested persons" as defined by the 1940 Act cast in person at a meeting called for the purpose of voting on such approval. See "Directors and Officers". Each of the Investment Advisory Agreements and Subadvisory Agreements will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Directors or by a vote of the holders of a majority of a Fund's outstanding shares on 60 days' written notice to the Advisor and the subadviser, in the case of the Subadvisory Agreements and by the Advisor or subadviser on 60 day's written notice to BNY Hamilton. See "Additional Information".

In approving each advisory agreement, the Directors (all of whom are not "interested persons" of the Fund, as defined under the 1940 Act) primarily considered whether approving the advisory agreement would be in the best interest of the Fund and its shareholders, an evaluation largely based on the nature and quality of the services provided under the agreement and the overall fairness of the agreement to the Fund.

The Directors considered, among other matters: (1) the nature and quality of services to be provided by The Bank of New York, Estabrook or GW&K as the case may be, including The Bank of New York's (or the subadviser's) performance record with respect to each Fund or, in the case of new Funds without a performance record, similar funds advised by The Bank of New York; (2) the cost to The Bank of New York (or the subadviser) in providing its services and its profitability; (3) whether the Funds and their shareholders might benefit from any economies of scale; (4) whether The Bank of New York (or the subadviser) would receive fall-out benefits that should be taken into consideration in negotiating the fee; (5) the investment personnel and compliance resources of The Bank of New York (or the subadviser); and (6) the fees paid by comparable investment companies. The Board also considered voluntary limits on Fund expenses undertaken by The Bank of New York. The Board noted that The Bank of New York would be responsible for compensating the subadvisers for providing their services to the relevant Funds. In considering these matters, the Directors met separately with experienced 1940 Act counsel that is independent of The Bank of New York.

The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, The Bank of New York's activities remain subject to, and may be limited by, applicable federal banking law and regulations. The Bank of New York believes that it may perform the services for the Funds contemplated by the Investment Advisory Agreements without violating applicable banking laws or regulations. It is, however, possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent The Bank of New York from continuing to perform such services for the Funds.

If the Bank of New York were prohibited from acting as investment advisor to the Funds, it is expected that the Directors would recommend to each Fund's shareholders that they approve the Fund's entering into new investment advisory agreements with another qualified advisor selected by the Directors.

ADMINISTRATOR

BNY Hamilton Distributors, Inc. serves as the Funds' administrator (the "Administrator") and will assist generally in supervising the operations of the Funds. The Administrator is a Delaware corporation organized to administer and distribute mutual funds; its offices are located at 90 Park Avenue, New York, New York 10956.

The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of BNY Hamilton, overseeing the performance of the transfer agent for each Fund, supervising purchase and redemption orders (made via telephone and mail) and monitoring the Distributor's compliance with the National Association of Securities Dealers, federal and state securities laws. The Administrator will also be responsible for coordinating and overseeing compliance by the Directors with Maryland corporate procedural requirements as the Funds are series of a Maryland corporation. See "Description of Shares". The Administrator is also responsible for updating and printing the Funds' prospectuses and statements of additional information, administering shareholder meetings, producing proxy statements and annual and semi-annual reports, monitoring the Advisor's compliance with the stated investment objectives and restrictions of each Fund and ensuring that custodian, Fund accounting, transfer agency, administration, distribution, advisory and legal services are provided to the Funds in accordance with the respective agreements governing each relationship.

The Administration Agreement permits the Administrator to delegate certain of its responsibilities to other service providers. Pursuant to this authority, The Bank of New York will perform certain administrative functions for the Administrator. The Bank of New York is not an otherwise affiliated person of the Administrator.

The Money Market Funds and the Enhanced Income Fund will pay the Administrator an annual fee, accrued daily and payable monthly, of 0.10% of their respective average daily net assets. All other Funds will each pay the Administrator an annual fee, accrued daily and payable monthly, of 0.20% of their respective average daily net assets.

For the fiscal years ended December 31, 2000, 2001 and 2002, the Funds paid administration fees as follows:

                                                         2000               2001               2002
                                                    ---------------    ---------------    ---------------
Money Fund                                              $4,342,142         $6,502,079
Treasury Money Fund                                     $  998,546         $1,363,495
New York Tax-Exempt Money Fund                                 [ ]                [ ]
Intermediate Government Fund                            $  166,023         $  187,519
Intermediate Investment Grade Fund                      $  806,095         $  864,130
Enhanced Income Fund                                           N/A                N/A
Intermediate New York Tax-Exempt Fund                   $   79,982         $   94,036
Intermediate Tax-Exempt Fund                            $  490,131         $  500,179
Equity Income Fund                                      $1,176,798         $  964,997
Large Cap Growth Fund                                   $1,271,712         $  936,293
Small Cap Growth Fund                                   $  878,050         $  759,175
Multi-Cap Equity Fund                                          N/A                N/A
International Equity Fund                               $  587,106         $  456,998
S&P 500 Index Fund                                      $   14,841         $   44,144
Large Cap Value Fund                                    $    2,281         $   26,720
Bond Index Fund                                         $   19,932         $   45,036
Large Cap Growth CRT Fund                               $   22,420         $   32,810
Small Cap Growth CRT Fund                               $   10,453         $   16,107
International Equity CRT Fund                           $    7,020         $   13,273

     There were no waivers of administration fees from any Fund during fiscal years 2000, 2001 and 2002.

The Administration Agreement between BNY Hamilton Funds, Inc. and the Administrator may be renewed or amended by the Directors without a shareholder vote.

DISTRIBUTOR

In addition to acting as the Administrator, BNY Hamilton Distributors, Inc. acts as each Fund's exclusive Distributor and will hold itself available to receive purchase orders for Fund shares. The Distribution Agreements for each Fund must be approved in the same manner as the Investment Advisory Agreements described above under "Investment Advisor". Each Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors or by a vote of the holders of a majority of a Fund's outstanding shares as defined under "Additional Information".

The Directors have adopted distribution plans ("12b-1 Plans") with respect to Classic Shares of the Money Market Funds, and the Investor Shares of each of the Equity Funds, the Taxable Fixed Income Funds, and the Tax-Exempt Fixed Income Funds, which will permit the respective Funds to reimburse the Distributor for distribution expenses in an amount up to 0.25% per annum of average daily net assets of Classic Shares or Investor Shares, as applicable. The CRT Funds do not have an Investor class and therefore do not pay distribution expenses. These expenses include, but are not limited to, fees paid to broker-dealers, telemarketing expenses, advertising costs, printing costs, and the cost of distributing materials borne by the Distributor in connection with sales or selling efforts on behalf of Classic Shares or Investor Shares, as applicable. The Classic Shares or Investor Shares of each Fund also bear the costs associated with implementing and operating the related 12b-1 Plan (such as costs of printing and mailing service agreements). Each item for which a payment may be made under the 12b-1 Plan may constitute an expense of distributing Classic Shares or Investor Shares of the related Fund as the Securities and Exchange Commission construes such term under Rule 12b-1 of the 1940 Act. If expenses reimbursable under the 12b-1 Plan exceed 0.25% per annum of average daily net assets, they will be carried forward from month to month to the extent they remain unpaid. All or a part of any such amount carried forward will be paid at such time, if ever, as the Directors determine. The Classic Shares or Investor Shares of each Fund will not be charged for interest, carrying or other finance charges on any reimbursed distribution or other expense incurred and not paid, nor will any expense be carried forward past the fiscal year in which it is incurred.

For the fiscal year ended December 31, 2002, the Funds paid the following amounts for services related to their respective 12b-1 Plans. In each Fund, approximately [10%] of the amount shown represents compensation to broker-dealers and [90%] represents payments to banks, in each case for customer support services that include (i) placing and processing customer transactions through the Distributor on an aggregated or net basis, (ii) arranging for electronic transfers of funds, (iii) fielding customer inquiries, (iv) forwarding shareholder communications from the Fund to customers, and (v) such similar or related services as the Distributor may request. [TO BE UPDATED]

     Money Fund                                                    $2,990,840
     Treasury Money Fund                                           $  713,027
     New York Tax-Exempt Money Fund
     Intermediate Government Fund                                  $   32,558
     Intermediate Investment Grade Fund                            $   13,382
     Enhanced Income Fund
     Intermediate New York Tax-Exempt Fund                         $   18,581

     Intermediate Tax-Exempt Fund                                     $ 1,572
     Equity Income Fund                                               $74,374
     Large Cap Growth Fund                                            $47,126
     Small Cap Growth Fund                                            $34,844
     Multi-Cap Equity Fund
     International Equity Fund                                        $15,542
     S&P 500 Index Fund                                                   N/A
     Large Cap Value Fund                                                 N/A
     Bond Index Fund                                                      N/A
     Large Cap Growth CRT Fund                                            N/A
     Small Cap Growth CRT Fund                                            N/A
     International Equity CRT Fund                                        N/A


Payments for distribution expenses under the 12b-1 Plans are subject to Rule 12b-1 (the "Rule") under the 1940 Act. Payments under the 12b-1 Plans are also subject to the conditions imposed by Rule 18f-3 under the 1940 Act and a Rule 18f-3 Multiple Class Plan which has been adopted by the Directors for the benefit of the Funds. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sales of shares". The Rule provides, among other things, that a Fund may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, each 12b-1 Plan provides that a report of the amounts expensed under the Plan, and the purposes for which such expenditures were incurred, will be made to the Directors for their review at least quarterly. Each 12b-1 Plan provides that it may not be amended to increase materially the costs which the related Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and each 12b-1 Plan provides that any other type of material amendment must be approved by a majority of the Directors, and by a majority of the Directors who are neither "interested persons" (as defined in the 1940 Act) of BNY Hamilton nor have any direct or indirect financial interest in the operation of the 12b-1 Plan being amended or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. In addition, as long as the 12b-1 Plans are in effect, the nomination of the Directors who are not interested persons of BNY Hamilton (as defined in the 1940
Act) must be committed to the non-interested Directors.

FUND, SHAREHOLDER AND OTHER SERVICES

BISYS Fund Services, Inc. ("BISYS"), P.O. Box 182785, Columbus, Ohio, 43218-2785, serves as the transfer agent for the Funds. As transfer agent, BISYS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to investors' accounts. BISYS is also the dividend disbursing agent for all Funds.

The Directors, in addition to reviewing actions of the Funds' investment advisor, administrator and distributor, as set forth below, decide upon matters of general policy. The Money Fund, Treasury Money Fund and New York Tax-Exempt Money Fund have entered into Shareholder Servicing Agreements with respect to Premier Shares and Classic Shares of each Fund with The Bank of New York. The Bank of New York (as a "Shareholder Servicing Agent") will perform certain shareholder support services to include: (i) aggregating and processing purchase and redemption orders; (ii) placing purchase and redemption orders with the Distributor; (iii) providing necessary personnel and facilities to establish and maintain customer accounts and records; (iv) processing dividend payments; and
(v) providing periodic information to beneficial owners showing their positions in each Money Market Fund. Pursuant to the Shareholder Servicing Agreement, the Premier Shares and Classic Shares of each Money Market Fund will pay The Bank of New York (and any other Shareholder Servicing Agent) an annual shareholder servicing fee of 0.25%, to be accrued daily and payable monthly, of the average net assets of each such class represented by such Shareholder Servicing Agent's participation in each Money Market Fund.

The Bank of New York, 15 Broad Street, New York, New York 10005, serves as the custodian (the "Custodian") and fund accounting agent for each Fund.

Ernst & Young LLP, 5 Times Square, New York, New York 10036 are the independent auditors of the Funds and must be approved at least annually by the Directors to continue in such capacity. They will perform audit services for the Funds including the examination of financial statements included in the annual report to shareholders. Ernst & Young LLP has been the independent auditors of the Funds since 1999.

CODE OF ETHICS

BNY Hamilton, the Advisor, each subadviser and the Administrator each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of BNY Hamilton, the Advisor, each subadviser and the Administrator from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect exempt transactions, required to preclear certain transactions and to report certain transactions on a regular basis.

PURCHASE OF SHARES

Investors may open Fund accounts and purchase shares as described in each Prospectus under "Purchase of Shares".

Each Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value) at the discretion of the Fund, although the Fund would expect to accept securities in payment for Fund shares only infrequently. Generally, a Fund will only consider accepting securities (i) to increase its holdings in one or more portfolio securities or
(ii) if the Advisor determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities and may discontinue its practice of accepting securities as payment for Fund shares at any time without notice. An Equity Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund. See "Net Asset Value-Equity Funds".

REDEMPTION OF SHARES

Investors may redeem shares as described in each Prospectus under "Redemption of Shares". Shareholders redeeming shares of a Money Market Fund should be aware that the Money Market Funds attempt to maintain a stable net asset value of $1.00 per share for each class; however, there can be no assurance that a Money Market Fund will be able to continue to do so and, in that case, the net asset value of a Money Market Fund's shares might deviate from $1.00 per share. Accordingly, a redemption request might result in payment of a dollar amount that differs from the number of shares redeemed. In the case of the other Funds, the principal value fluctuates so that the proceeds of an investor's shares when redeemed may be more or less than their original cost. See "Net Asset Value" in the Money Market Fund Prospectus and below.

Shareholders redeeming their shares by telephone should be aware that neither the Funds nor any of their service contractors will be liable for any loss or expense for acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's social security or taxpayer's identification number, address and/or bank). To the extent a Fund fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for instructions that prove to be fraudulent or unauthorized.

If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities from the portfolio of the Fund in conformity with the applicable rules of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder may incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value", and such valuation will be made as of the same time the redemption price is determined.

Further Redemption Information. The Funds reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows:
(i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

EXCHANGE OF SHARES

Shareholders purchasing shares directly from a Fund may exchange those shares at the current net asset value per share for other BNY Hamilton Funds which have a similar class of shares, in accordance with the terms of the current prospectus of the Fund being acquired. Requests for exchange are made in the same manner as requests for redemptions. See "Redemption of Shares". Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege.

DIVIDENDS AND DISTRIBUTIONS

Each Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in such Fund's Prospectus.

Net investment income of each class of shares in the Money Fund, the Treasury Money Fund and New York Tax-Exempt Money Fund consists of accrued interest or discount and amortized premium applicable to the specific class, less the accrued expenses of the relevant Fund applicable to the specific class during that dividend period, including the fees payable to the Administrator, allocated to each class of shares. See "Net Asset Value". Determination of the net investment income for each class of shares for each Money Market Fund will be made immediately prior to the determination of net asset value at 4:30 P.M., Eastern time, on each Business Day.

Dividends on each class of shares of a Money Market Fund are determined in the same manner and are paid in the same amount regardless of class, except that Premier Shares and Classic Shares bear the fees paid to Shareholder Organizations on their behalf for those general services described under "Fund and Other Shareholder Services-Shareholder Servicing Plan" in the Prospectus for the Money Market Funds, and Classic Shares bear 12b-1 fees. In addition, each class of shares of each Money Market Fund bears certain other miscellaneous expenses specific to that class (i.e., certain cash management, registration and transfer agency expenses).

Determination of the net investment income for the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds will be made immediately prior to the determination of net asset value at 4:00 P.M., Eastern time, on each Business Day. Net investment income for days other than Business Days is determined as of 4:00 P.M., Eastern time, on the preceding Business Day. See "Purchase of Shares" in the relevant Prospectus and this Statement of Additional Information. Shares redeemed earn a dividend on the Business Day that the redemption becomes effective. See "Redemption of Shares" in each Prospectus.

NET ASSET VALUE

Each of the Funds will compute its net asset value per share for each of its classes once daily on Monday through Friday as described under "Net Asset Value" in the relevant Prospectus, except that net asset value of any class need not be computed on a day in which no orders to purchase or redeem shares of such class have been received or on any day that the New York Stock Exchange (and, with respect to the Money Market Funds, the Federal Reserve Bank of New York) is closed for business.

Money Market Funds. In the case of the Money Market Funds, all portfolio securities for each Fund will be valued by the amortized cost method. The purpose of this method of calculation is to attempt to maintain a constant net asset value of $1.00 per share for each class of shares. No assurances can be given that this goal will be attained. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If a difference of more than 0.5% occurs between valuation based on the amortized cost method and valuation based on market value, the Directors will take steps necessary to reduce such deviation, such as changing dividend policy, shortening the average portfolio maturity or realizing gains or losses. See "Taxes".

Valuing the Money Market Funds' instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7 of the 1940 Act. Rule 2a-7 prohibits money market funds that use the amortized cost method to value assets from investing more than 5% of their total assets in the securities of any single issuer, except obligations of the United States government and its agencies and instrumentalities. Each of the Money Market Funds intend to conduct their investment activities in a manner consistent with the requirements of Rule 2a-7. This is not, however, a fundamental policy and may be changed by the Directors at any time without the approval of the shareholders of any of the Money Market Funds.

The Directors oversee the Advisor's adherence to the Securities and Exchange Commission's rules, and have established procedures designed to stabilize net asset value of each class of shares of each Money Market Fund at $1.00. Each day net asset value is computed, each class of shares of each Money Market Fund will calculate the net asset value of each class of their respective shares by using both the amortized cost method and market valuations. At such intervals as they deem appropriate, the Directors consider the extent to which net asset value as calculated by using market valuations would deviate from $1.00 per share. Immediate action will be taken by the Directors if the variance between market value and amortized cost exceeds 0.5%.

If the Directors believe that a deviation from a Money Market Fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Directors have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments before maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing net asset value by using available market quotations; and such other measures as the Directors may deem appropriate.

During periods of declining interest rates, a Money Market Fund's yield based on amortized cost may be higher than the corresponding yields based on market valuations. Under these circumstances, a shareholder of any class of shares of any of the Money Market Funds would be able to obtain a somewhat higher yield than would result if that Money Market Fund used market valuations to determine its net asset value. The converse would apply in a period of rising interest rates.

Taxable Fixed Income and Tax-Exempt Fixed Income Funds. In the case of the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds, portfolio securities with a maturity of 60 days or more, including securities listed on an exchange or traded over the counter, will be valued using prices supplied daily by an independent pricing service or services that (i) are based on the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchange or at the quoted bid price in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security, and (ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indication as to value from dealers and general market conditions. If such prices are not supplied by such Funds' independent pricing service, such securities will be priced in accordance with procedures adopted by the Directors. All portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method, because the Directors have determined that this method will approximate market value. Because of the large number of municipal bond issues outstanding and the varying maturity dates, coupons and risk factors applicable to each issuer's books, no readily available market quotations exist for most municipal securities.

Equity Funds. In the case of the Equity Funds, the value of investments listed on a domestic securities exchange, other than options on stock indexes, is based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

Equity Funds and Intermediate Investment Grade Fund. For purposes of calculating net asset value per share for each class of shares in each of the Equity Funds and the Intermediate Investment Grade Fund, all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the prevailing market rates available at the time of valuation.

All Funds (except Money Market Funds). Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges, which is currently 4:10 P.M., New York City time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges, which is currently 4:15 P.M., New York City time. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Directors. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, which mature in 60 days or less, are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by a Fund was more than 60 days, unless this is determined not to represent fair value by the Directors.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when a Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Directors.

                                PERFORMANCE DATA

From time to time, the Funds may quote performance in terms of yield, actual distributions, total return (before and after taxes), or capital appreciation in reports, sales literature, and advertisements published by the Funds. Current performance information for the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information.

Yield Quotations. As required by regulations of the Securities and Exchange Commission, current yield for each class of shares of each of the Money Market Funds is computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period, dividing the net change in account by the value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. Effective yield for each class of shares of the Money Market Funds is computed by annualizing the seven-day return with all dividends reinvested in additional Fund shares.

The current and effective seven-day yields for the Money Market Funds as of December 31, 2002 were as follows:

                                                                  Current 7           Effective 7
                                                                  Day Yield            Day Yield
                                                               ----------------     -----------------
Money Fund - Hamilton Shares                                        [ ]                  [ ]
Money Fund - Premier Shares                                         [ ]                  [ ]
Money Fund - Classic Shares                                         [ ]                  [ ]
Treasury Money Fund - Hamilton Shares                               [ ]                  [ ]
Treasury Money Fund - Premier Shares                                [ ]                  [ ]
Treasury Money Fund - Classic Shares                                [ ]                  [ ]
New York Tax-Exempt Money Fund - Hamilton Shares                    [ ]                  [ ]
New York Tax-Exempt Money Fund - Premier Shares                     [ ]                  [ ]
New York Tax-Exempt Money Fund - Classic Shares                     [ ]                  [ ]

As required by regulations of the Securities and Exchange Commission, the annualized yield for each of the Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Income Fund is computed by dividing the Fund's net investment income per share for each class earned during a 30-day period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends will be used in determining the net investment income per share. Income will be computed by totaling the interest earned on all debt obligations, and in the case of the Equity Income Fund, dividends earned on all equity securities, during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield will then be annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described under "Additional Information" in the Prospectuses for the Equity Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds.

The 30-day yields for the other Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds are as follows: [TO BE UPDATED]

                                                                                    With                 Without
                                                                                Reimbursement         Reimbursement
                                                                               ---------------       ---------------
Intermediate Government Fund - Institutional Shares                                 5.25%                 5.08%

Intermediate Government Fund - Investor Shares                                      5.00%                 4.83%

Intermediate Investment Grade Fund - Institutional Shares                           5.29%                 5.27%

Intermediate Investment Grade Fund - Investor Shares                                5.04%                 5.02%

Intermediate New York Tax-Exempt Fund - Institutional Shares                        2.90%                 2.53%

Intermediate New York Tax-Exempt Fund - Investor Shares                             2.65%                 2.28%

Intermediate Tax-Exempt Fund - Institutional Shares                                 3.40%                 3.38%

Intermediate Tax-Exempt Fund - Investor Shares                                      3.15%                 3.13%

Bond Index Fund - Institutional Shares                                              5.13%                 3.78%

Enhanced Income - Institutional Shares

Enhanced Income - Investor Shares

Total Return Quotations. As required by regulations of the Securities and Exchange Commission, the annualized total return (before and after taxes) of each of the Equity Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds for a period will be computed by assuming a hypothetical initial payment of $10,000. It will then be assumed that all of the dividends and distributions over the period are reinvested and that the entire amount will be redeemed at the end of the period. The annualized total return will then be calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption. Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated. The returns reflect the effect of expense subsidies and the return numbers would be lower if there were no subsidies. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The calculations do not consider any potential tax liabilities other than federal tax liabilities.

The total returns for the other Funds are as follows: [TO BE UPDATED]

                                                                                             Since        Inception
                                                   1 Year        5 Year       10 Year      Inception        Date
                                                  -------       --------     ---------    -----------    -----------
Equity Income Fund
Investor Shares                                    -15.01          7.93          N/A          10.44        08/10/92
Return Before Taxes                                -15.90          5.41                        8.25
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of     -8.83          5.96                        8.07
Fund Shares

Equity Income Fund
Institutional Shares
Return Before Taxes                                -14.82          8.20          N/A          10.59        04/01/97

Large Cap Value Fund
Institutional Shares
Return Before Taxes                                 -6.87           N/A          N/A          -5.20        04/28/00
Return After Taxes on Distributions                 -7.29                                     -5.70
Return After Taxes on Distributions and Sale of
Fund Shares                                         -4.19                                     -4.39

Large Cap Growth Fund
Institutional Shares
Return Before Taxes                                -24.49         10.49        11.79            N/A
Return After Taxes on Distributions                -24.96          8.24        10.65
Return After Taxes on Distributions and Sale of
Fund Shares                                        -14.56          8.47        10.07

Large Cap Growth Fund
Investor Shares
Return Before Taxes                                -24.63         10.27        11.68

International Equity Fund
Institutional Shares                                              (3 Years)                                04/01/97
Return Before Taxes                                -25.20         -6.56          N/A           1.10
Return After Taxes on Distributions                -25.20         -7.31                        0.60
Return After Taxes on Distributions and Sale of
Fund Shares                                        -15.35         -4.95                        1.06

International Equity Fund
Investor Shares                                                   (3 Years)
Return Before Taxes                                -25.12         -6.71          N/A           0.90        05/01/97

Small Cap Growth Fund
Institutional Shares
Return Before Taxes                                -11.69         15.16        14.87            N/A
Return After Taxes on Distributions                -11.93         12.82        13.70
Return After Taxes on Distributions and Sale of
Fund Shares                                         -6.88         12.09        12.68

Small Cap Growth Fund
Investor Shares
Return Before Taxes                                -11.90         14.96        14.76            N/A

Intermediate Government Fund
Investor Shares
Return Before Taxes                                  6.62          6.18          N/A           5.50        08/10/92
Return After Taxes on Distributions                  4.52          3.93                        3.31
Return After Taxes on Distributions and Sale of
Fund Shares                                          4.00          3.82                        3.30

                                                                                                Since      Inception
                                                      1 Year         5 Year       10 Year     Inception       Date
                                                     --------       --------     --------    -----------  -----------
Intermediate Government Fund
Institutional Shares
Return Before Taxes                                    6.99           6.45           N/A          5.65       04/01/97

Intermediate Investment Grade Fund
Institutional Shares
Return Before Taxes                                    7.21           6.29          6.12           N/A
Return After Taxes on Distributions                    4.82           3.89          4.92
Return After Taxes on Distributions and Sale of
Fund Shares                                            4.36           3.84          4.45

Intermediate Investment Grade Fund
Investor Shares
Return Before Taxes                                    6.95           6.03          5.99           N/A

Enhanced Income Fund
Institutional Shares
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of
Fund Shares

Enhanced Income Fund
Investor Shares
Return Before Taxes

Intermediate Tax-Exempt Fund
Institutional Shares
Return Before Taxes                                    4.58           4.59          4.93           N/A
Return After Taxes on Distributions                    4.46           4.44          4.85
Return After Taxes on Distributions and Sale of
Fund Shares                                            4.44           4.44          4.47

Intermediate Tax-Exempt Fund
Investor Shares
Return Before Taxes                                    4.32           4.34          4.80           N/A

Intermediate New York Tax-Exempt Fund
Investor Shares
Return Before Taxes                                    4.51           4.47           N/A          4.53      08/10/92
Return After Taxes on Distributions                    4.31           4.43                        4.51
Return After Taxes on Distributions and Sale of
Fund Shares                                            4.29           4.33                        4.41

Intermediate New York Tax-Exempt Fund
Institutional Shares
Return Before Taxes                                    4.77           4.70           N/A          4.65      04/01/97

Multi-Cap Equity Fund*
Institutional Shares
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions

Multi-Cap Equity Fund*
Investor Shares
Return Before Taxes

                                                                                                Since      Inception
                                                      1 Year         5 Year       10 Year     Inception       Date
S&P 500 Index Fund
Institutional Shares

Return Before Taxes                                   -12.44          N/A           N/A        -12.49       04/28/00
Return After Taxes on Distributions                   -12.92                                   -12.93
Return After Taxes on Distributions and Sale of
Fund Shares                                            -7.57                                   -10.10

Bond Index Fund
Institutional Shares

Return Before Taxes                                     8.07          N/A           N/A         10.37       04/28/00
Return After Taxes on Distributions                     4.93                                     7.38
Return After Taxes on Distributions and Sale of
Fund Shares                                             5.02                                     6.90

Large Cap Growth CRT Fund

Return Before Taxes                                   -24.38          N/A           N/A        -12.68       01/03/00
Return After Taxes on Distributions                   -24.56                                   -12.89
Return After Taxes on Distributions and Sale of
Fund Shares                                           -14.85                                   -10.10

Small Cap Growth CRT Fund

Return Before Taxes                                    -9.95          N/A           N/A         -0.69       01/03/00
Return After Taxes on Distributions                    -9.95                                    -0.88
Return After Taxes on Distributions and Sale of
Fund Shares                                            -6.06                                    -0.64

International Equity CRT Fund

Return Before Taxes                                   -24.04          N/A           N/A        -21.01       01/03/00
Return After Taxes on Distributions                   -24.07                                   -21.05
Return After Taxes on Distributions and Sale of
Fund Shares                                           -14.56                                   -16.39

* The total returns for the Multi-Cap Equity Fund's predecessor, the GW&K Equity Fund, are provided in the table above. The calculation of average annual total return reflects the performance of the immediate predecessor the Multi-Cap Equity Fund, the GW&K Equity Fund, a series of Gannett Welsh & Kotler Funds, for periods after December 9, 1996 to October 4, 2002, and the performance of the predecessor of the GW&K Equity Fund, the GW&K Equity Fund, L.P. (the "Partnership"), for periods prior to December 10, 1996. It should be noted that
(1) the quoted performance data includes performance for periods before the GW&K Equity Fund's registration statement became effective; (2) the Partnership was not registered under the 1940 Act during such periods and therefore was not subject to certain investment restrictions imposed by the 1940 Act; and (3) if the Partnership had been registered under the 1940 Act during such periods, performance may have been adversely affected.

General. A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

From time to time, the yields and the total returns (including total returns after taxes on distributions and redemption) of each class of shares of the Funds may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Funds may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time, advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as, the views of the investment advisor as to current market, economic trade and interest rate trends, legislative, regulatory and monetary developments, investments strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, Treasury bills and shares of a Fund. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Funds is generally available by calling 1-800-426-9363.

Comparative performance information may be used from time to time in advertising the Funds' shares, including, but not limited to, data from Lipper Analytical Services, Inc., the S&P 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Lehman Brothers indexes, the Frank Russell Indexes and other industry publications. Each of the Money Market Funds may compare the performance of each class of shares to Money Fund Report, a service of IBC Financial Data, Inc. as well as yield data reported in other national financial publications.

From time to time, the Funds may include in advertisements, sales literature and reports to shareholders general comparative information such as statistical data regarding inflation, securities indices or the features of performance of alternative investments. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund. In addition, in such communications, the Advisor may offer opinions on current economic conditions.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Securities of a Fund typically are purchased via a domestic or foreign securities exchange, in the over-the-counter market or pursuant to an underwritten offering. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

Portfolio Turnover. A Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. For the fiscal years ended December 31, 2000, 2001 and 2002, the portfolio turnover rates for the [to be updated] Intermediate New York Tax-Exempt Fund, Equity Income Fund, Intermediate Investment Grade Fund, Intermediate Tax-Exempt Fund, Large Cap Growth Fund, Small Cap Growth Fund and International Equity Fund were 32%, 16% and 17%; 53%, 35% and 41%; 57%, 76% and 106%; 34%, 19% and 24%; 18%, 16% and 14%; 86%, 47% and 53%; and 84%, 86% and
169%, respectively. It is anticipated that the Intermediate New York Tax-Exempt Fund, Equity Income Fund, Intermediate Investment Grade Fund, Intermediate Tax-Exempt Fund, Large Cap Growth Fund, Small Cap Growth Fund and International Equity Fund will have a portfolio turnover rate of less than 100%.

For the period April 28, 2000 (commencement of operations) to December 31, 2000 and the fiscal years ended December 31, 2001 and 2002 the portfolio turnover rates for the S&P 500 Index Fund, Large Cap Value Fund and Bond Index Fund were 33%, 94% and [ ]; 2%, 2% and [ ]; and 101%, 103% and [ ], respectively. It is anticipated that the S&P 500 Index Fund and Large Cap Value Fund will have a portfolio turnover rate of less than 100%. It is anticipated that the Bond Index Fund will continue to have a portfolio turnover rate of not greater than 200%. The fixed income securities in which the Fund will invest are generally traded at a net price with dealers acting as principal for their own accounts and without brokerage commissions. However, other expenses, such as custodial fees and wire charges may be higher during periods of higher turnover.

For the period January 3, 2000 (commencement of operations) to December 31, 2000 and the fiscal years ended December 31, 2001 and 2002 the portfolio turnover rates for the Large Cap Growth CRT Fund, Small Cap Growth CRT Fund and International Equity CRT Fund were 5%, 16% and [ ]; 35%, 47% and [ ]; and 10%, 48% and [ ], respectively. It is anticipated that the Large Cap Growth CRT Fund, Small Cap Growth CRT Fund and International Equity CRT Fund will continue to have a portfolio turnover rate of less than 100%.

For the fiscal years ended December 31, 2000, 2001 and 2002, the portfolio turnover rates for the Intermediate Government Fund were 10%, 44% and [ ], respectively. It is anticipated that the Intermediate Government Fund will continue to have a portfolio turnover rate of [less than 100%] [not greater than 200%. The fixed income securities in which the Fund will invest are generally traded at a net price with dealers acting as principal for their own accounts and without brokerage commissions. However, other expenses, such as custodial fees and wire charges may be higher during periods of higher turnover.]

For the period [May 1, 2002] (commencement of operations) to December 31, 2002, the portfolio turnover rate for the Enhanced Income Fund was [ ]%. It is anticipated that the Enhanced Income Fund will continue to have a portfolio turnover rate [of less than 100%]. For the period October 4, 2002 (commencement of operations) to December 31, 2002, the portfolio turnover rate for the Multi-Cap Equity Fund was [ ]%. It is anticipated that the Multi-Cap Equity Fund will continue to have a portfolio turnover rate [of less than 100%].

Money Market Funds, Taxable Fixed Income Funds and Tax-Exempt Fixed Income Funds. Portfolio transactions for each of the Money Market Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds will be undertaken principally to accomplish a Fund's objective in relation to expected movements in the general level of interest rates. Each of the Money Market Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may engage in short-term trading consistent with their objectives.

Each of the Money Market Funds' policy of investing only in securities with maturities of less than 397 days will result in high portfolio turnover. Since brokerage commissions are not normally paid on investments that the Money Market Funds make, turnover resulting from such investments should not adversely affect the net asset value or net income of the Money Market Funds.

Equity Funds. In connection with portfolio transactions for the Equity Funds, the overriding objective is to obtain the best possible execution of purchase and sale orders. In selecting a broker, the Advisor (and, in the case of the Multi-Cap Equity Fund and the Large Cap Value Fund, the Subadviser) considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the firm's financial condition; as well as the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Advisor or the Subadviser decides that the broker chosen will provide the best possible execution. The Advisor or the Subadviser will monitor the reasonableness of the brokerage commissions paid in light of the execution received. The Directors will review regularly the reasonableness of commissions and other transaction costs incurred by the Equity Funds in light of facts and circumstances deemed relevant from time to time, and, in that connection, receive reports from the Advisor or the Subadviser and published data concerning transaction costs incurred by institutional investors generally. Research services provided by brokers to which the Advisor or the Subadviser has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all of the Advisor's or the Subadviser's clients and not solely or necessarily for the benefit of an individual Fund. The Advisor and the Subadviser believe that the value of research services received is not determinable and does not significantly reduce their respective expenses. The Equity Funds will not reduce their respective fees paid to the Advisor or the Subadviser by any amount that might be attributable to the value of such services.

For the fiscal years ended December 31, 2000, 2001 and 2002, the Equity Income Fund, Large Cap Growth Fund, Small Cap Growth Fund and International Equity Fund paid aggregate broker commissions of [to be updated] $583,849, $357,077 and $369,712; $225,943, $154,185 and $194,890; $184,972, $151,350 and $304,268; and
$1,049,235, $1,106,280 and $1,379,493, respectively.

For the period April 28, 2000 (commencement of operations) to December 31, 2000 and the fiscal years ended December 31, 2001 and 2002, the S&P 500 Index Fund and Large Cap Value Fund paid aggregate broker commissions of $5,852, $13,422 and [ ]; and $4,740, $20,786 and [ ], respectively. [Of the aggregate commissions paid during the fiscal year ended December 31, 2002, the Large Cap Value Fund and the S & P 500 Index Fund paid broker commissions of $[ ] and
$[ ], respectively to BNY ESI & Co., Inc., a wholly owned non-bank subsidiary of The Bank of New York Company, Inc. a separate brokerage affiliate of The Bank of New York, and a member of the New York Stock Exchange and other principal exchanges, and SIPC. This amounted to [ ]% and [ ]% of the aggregate commissions paid by the Large Cap Value Fund and S & P 500 Index Fund, respectively, and
[ ]% and [ ]%, respectively, of the aggregate dollar amount of principal transactions.

For the period January 3, 2000 (commencement of operations) to December 31, 2000 and the fiscal years ended December 31, 2001 and 2002, the Large Cap Growth CRT Fund, Small Cap Growth CRT Fund and International Equity CRT Fund paid aggregate broker commissions of $10,932, $15,818 and [ ]; $3,395, $9,502 and [ ]; and
$17,581, $19,801 and [ ], respectively.

For the period October 4, 2002 (commencement of operations) to December 31, 2002, the Multi-Cap Equity Fund paid aggregate broker commissions of $[ ].

Subject to the overriding objective of obtaining the best possible execution of orders, the Advisor or the subadviser may allocate a portion of any or all of the Equity Funds' portfolio brokerage transactions to affiliates of the Advisor or the subadviser. In order for affiliates of the Advisor or the subadviser to effect any portfolio transactions for the Equity Funds, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Directors, including a majority of the Directors who are not "interested persons", have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.

Portfolio securities will not be purchased from or through or sold to or through the Funds' Administrator, Distributor, Advisor (or the subadviser) or any "affiliated person", as defined in the 1940 Act, of the Co-Administrators, Distributor or Advisor (or the subadviser) when such entities are acting as principals, except to the extent permitted by law. In addition, the Funds will not purchase securities during the existence of any underwriting group (or the subadvisers) relating thereto of which the Advisor, the subadviser or any of their respective affiliates of the Advisor is a member, except to the extent permitted by law.

On those occasions when the Advisor (or the subadviser) deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including the other Funds, to the extent permitted by applicable laws and regulations, the Advisor (or the subadviser) may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor (or the subadviser), in the manner it considers to be most equitable and consistent with the Advisor's (or the subadviser's) fiduciary obligations to the Fund. In some instances, this procedure might adversely affect a Fund.

If a Fund effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Fund may write may be affected by options written by the Advisor (or the subadviser) for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

DESCRIPTION OF SHARES

BNY Hamilton is a registered, open-end investment company organized under the laws of the State of Maryland on May 1, 1992. The Articles of Incorporation of currently permit the Corporation to issue 32,000,000,000 shares of common stock, par value $0.001 per share, of which shares have been classified as follows:

                                                                                     Number of Shares of
                       Name of Series and Classes Thereof                             Common Allocated
      ----------------------------------------------------------------------       -----------------------
      BNY Hamilton Money Fund
            Hamilton Shares                                                              7,000,000,000
            Premier Shares                                                               3,000,000,000
            Classic Shares                                                               3,000,000,000

      BNY Hamilton Treasury Money Fund
            Hamilton Shares                                                              2,000,000,000
            Premier Shares                                                               2,000,000,000
            Classic Shares                                                               2,000,000,000

      BNY Hamilton New York Tax-Exempt Money Fund
            Hamilton Shares                                                              2,000,000,000
            Premier Shares                                                               2,000,000,000
            Classic Shares                                                               2,000,000,000
      BNY Hamilton Equity Income Fund

                                                                                      Number of Shares of
                       Name of Series and Classes Thereof                             Common Allocated
      ----------------------------------------------------------------------       -----------------------
            Institutional Shares                                                           200,000,000
            Investor Shares                                                                200,000,000

      BNY Hamilton Large Cap Growth Fund
            Institutional Shares                                                           200,000,000
            Investor Shares                                                                200,000,000

      BNY Hamilton Small Cap Growth Fund
            Institutional Shares                                                           200,000,000
            Investor Shares                                                                200,000,000

      BNY Hamilton Multi-Cap Equity Fund
            Institutional Shares                                                           200,000,000
            Investor Shares                                                                200,000,000

      BNY Hamilton International Equity Fund
            Institutional Shares                                                           200,000,000
            Investor Shares                                                                200,000,000

      BNY Hamilton Intermediate Government Fund
            Institutional Shares                                                           200,000,000
            Investor Shares                                                                200,000,000

      BNY Hamilton Intermediate Investment Grade Fund
            Institutional Shares                                                           200,000,000
            Investor Shares                                                                200,000,000

      BNY Hamilton Intermediate New York Tax-Exempt Fund
            Institutional Shares                                                           200,000,000
            Investor Shares                                                                200,000,000

      BNY Hamilton Intermediate Tax-Exempt Fund
            Institutional Shares                                                           200,000,000
            Investor Shares                                                                200,000,000

      BNY Hamilton Large Cap Growth CRT Fund                                               200,000,000

      BNY Hamilton International Equity CRT Fund                                           200,000,000

      BNY Hamilton Small Cap Growth CRT Fund                                               200,000,000

      BNY Hamilton Large Cap Value Fund
            Institutional Shares                                                           200,000,000
            Investor Shares                                                                200,000,000

      BNY Hamilton S&P 500 Fund
            Institutional Shares                                                           200,000,000
            Investor Shares                                                                200,000,000

      BNY Hamilton U.S. Bond Market Index Fund
            Institutional Shares                                                           200,000,000
            Investor Shares                                                                200,000,000

                                                                                    Number of Shares of
                      Name of Series and Classes Thereof                             Common Allocated
     ----------------------------------------------------------------------       -----------------------
     BNY Hamilton Enhanced Income Fund
           Institutional Shares                                                           400,000,000
           Investor Shares                                                                400,000,000

     BNY High Yield Fund
           Institutional Shares                                                           200,000,000
           Investor Shares                                                                200,000,000

     Undesignated Common Stock                                                            400,000,000

     Shares of BNY Hamilton do not have preemptive or conversion rights and are fully paid and nonassessable by BNY Hamilton. The rights of redemption and exchange are described in the appropriate Prospectus and elsewhere in this Statement of Additional Information.

     The shareholders of each Fund are entitled to a full vote for each full share held and to a fractional vote for each fractional share. Subject to the 1940 Act and Maryland law, the Directors themselves have the power to alter the number and the terms of office of the Directors, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successor; provided, however, that immediately after such appointment the requisite majority of the Directors have been elected by the shareholders of the Funds. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being selected while the holders of the remaining shares would be unable to elect any Directors. It is the intention of BNY Hamilton not to hold annual shareholder meetings. The Directors may call shareholder meetings for action by shareholder vote as may be required by either the 1940 Act or the Articles of Incorporation.

BNY Hamilton, if requested to do so by the holders of at least 10% of shareholders of all series aggregated as a class, will call a meeting of shareholders for the purpose of voting upon the question of the removal of a director or directors and will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

The Articles of Incorporation contain a provision permitted under the Maryland General Corporation Law that under certain circumstances eliminates the personal liability of the Directors to BNY Hamilton or its shareholders. The Articles of Incorporation and the Bylaws of BNY Hamilton provide that BNY Hamilton will indemnify the Directors, officers and employees of the Funds to the full extent permitted by the Maryland General Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with proceedings in which they may be involved because of their offices or employment with BNY Hamilton. However, nothing in the Articles of Incorporation or the Bylaws of BNY Hamilton protects or indemnifies a Director, officer or employee against any liability to BNY Hamilton or its shareholders to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     For information relating to mandatory redemption of Fund shares or, under certain circumstances, their redemption at the option of the Funds, see "Redemption of Shares" in the Prospectuses.

No single person beneficially owns 25% or more of the Corporation's voting securities. The following table sets forth the name, address and percentage of ownership of each person who is known by the Registrant to own, of record or beneficially, 5% or more of any class of BNY Hamilton's outstanding equity securities as of [ ], 2003: [to be updated and new funds added]

                                                                                                       Percentage of
                          Fund                                Name & Address of Shareholder              ownership
BNY Hamilton Equity Income Fund - Institutional Shares          The Bank of New York                        27.5%
                                                                Various Retirement Plans
                                                                3 Manhattanville Road
                                                                Purchase, NY 10577

                                                                Post & Co.                                   5.2%
                                                                The Bank of New York
                                                                P.O. Box 1066 Wall Street Station
                                                                New York, NY 10286

                                                                Wendel & Co.                                 5.2%
                                                                The Bank of New York
                                                                P.O. Box 1066
                                                                New York, NY 10286

BNY Hamilton Equity Income Fund - Investor Shares               The Bank of New York                         7.6%
                                                                Various Retirement Plans
                                                                3 Manhattanville Road
                                                                Purchase, NY 10577

BNY Hamilton Large Cap Growth Fund - Institutional              No 5% Shareholders
Shares

BNY Hamilton Large Cap Growth Fund - Investor Shares            The Bank of New York                        57.5%
                                                                Various Retirement Plans
                                                                3 Manhattanville Road
                                                                Purchase, NY 10577

BNY Hamilton Small Cap Growth Fund - Institutional              The Bank of New York                         7.6%
Shares                                                          Various Retirement Plans
                                                                3 Manhattanville Road
                                                                Purchase, NY 10577

BNY Hamilton Small Cap Growth Fund - Investor Shares            The Bank of New York                        67.2%
                                                                Various Retirement Plans
                                                                3 Manhattanville Road
                                                                Purchase, NY 10577

BNY Hamilton International Equity Fund - Institutional          No 5% Shareholders

                                                                                                       Percentage of
                          Fund                                Name & Address of Shareholder              ownership
Shares

BNY Hamilton International Equity Fund - Investor Shares        The Bank of New York                        39.0%
                                                                Various Retirement Plans
                                                                3 Manhattanville Road
                                                                Purchase, NY 10577

                                                                Pauline C. Metcalf                          30.3%
                                                                Pauline C. Metcalf Trust
                                                                22 Parsonage Street
                                                                Providence, RI 02903

BNY Hamilton Large Cap Value Fund - Institutional Shares        The Bank of New York                        30.1%
                                                                Various Retirement Plans
                                                                3 Manhattanville Road
                                                                Purchase, NY 10577

                                                                Post & Co.                                   8.0%
                                                                The Bank of New York
                                                                P.O. Box 1066 Wall Street Station
                                                                New York, NY 10286

BNY Hamilton S&P 500 Index Fund - Institutional Shares          Wendel & Co.                                 9.2%
                                                                The Bank of New York
                                                                P.O. Box 1066
                                                                New York, NY 10286

                                                                The Bank of New York                        38.7%
                                                                Various Retirement Plans
                                                                3 Manhattanville Road
                                                                Purchase, NY 10577

                                                                Wendel & Co.                                 8.6%
                                                                The Bank of New York
                                                                P.O. Box 1066
                                                                New York, NY 10286

                                                                Wendel & Co.                                11.5%
                                                                The Bank of New York
                                                                P.O. Box 1066
                                                                New York, NY 10286

BNY Hamilton Intermediate Government Fund -                     The Bank of New York                        38.0%
Institutional Shares                                            Various Retirement Plans
                                                                3 Manhattanville Road
                                                                Purchase, NY 10577

BNY Hamilton Intermediate Government Fund - Investor            The Bank of New York                        27.2%
Shares                                                          Various Retirement Plans
                                                                3 Manhattanville Road
                                                                Purchase, NY 10577
                                                                Laguna Beach, CA 92651

                                                                Michael W. O'Connell                         9.4%
                                                                1821 Glenneyre Street

------------------------------------------------------------------------------------------
                Fund             Name & Address of Shareholder           Percentage of
                                                                           ownership
                               Mario Negri Institute Foundation              5.2%
                               1133  Avenue of the Americas
                               New York, NY 10036

                               Heidi Stamas                                 12.7%
                               300 Central Park West
                               New York, NY 10024

BNY Hamiton Intermediate       No 5% Shareholders
Investment Grade Fund -
Institutional Shares

BNY Hamiton Intermediate       The Bank of New York                         46.6%
Investment Grade Fund -        Various Retirement Plans
Investor Shares                3 Manhattanville Road
                               Purchase, NY 10577

                               Donaldson Lufkin & Jenrette                   5.7%
                               Securities Corporation Inc.
                               P.O. Box 2052
                               Jersey City, NJ 07303

                               HSBC Bank USA                                 7.1%
                               One HSBC Center, 17/th/ Floor
                               Buffalo, NY 14203

BNY Hamilton U. S. Bond        Wendel & Co.                                 12.1%
Market Index - Institutional   The Bank of New York
Shares                         P.O. Box 1066
                               New York, NY 10286

                               The Bank of New York                         17.1%
                               Various Retirement Plans
                               3 Manhattanville Road
                               Purchase, NY 10577

                               Wendel & Co.                                  6.2%
                               The Bank of New York
                               P.O. Box 1066
                               New York, NY 10286

                               MAC & CO. A/C UGDF1782792                     5.3%
                               P.O. Box 3198
                               Pittsburgh, PA 15230

                               Post & Co.                                   11.2%
                               The Bank of New York
                               P.O. Box 1066 Wall Street Station
                               New York, NY 10286

BNY Hamilton Intermediate      No 5% Shareholders
New York Tax Exempt Fund -
Institutional Shares

------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                 Fund                              Name & Address of Shareholder            Percentage of
                                                                                              ownership
BNY Hamilton Intermediate                      No 5% Shareholders
New York Tax Exempt Fund-
Investor Shares

BNY Hamilton Intermediate Tax Exempt Fund -    No 5% Shareholders
Institutional Shares


BNY Hamilton Intermediate Tax Exempt           Naomi Siegel                                     9.0%
Fund - Investor Shares                         63 Taylor Road
                                               Short Hills, NJ 07078

                                               Darlene Hoffman                                 31.0%
                                               Larry G. Hoffman
                                               P.O. Box 2654
                                               Hamilton Square, NJ 08690

                                               Frances B. Ruoff                                 8.7%
                                               100 Hilton Avenue
                                               Garden City, NY 11530

                                               BNY Clearing Services LLC                       19.1%
                                               Jeffrey B. Noss
                                               111 E. Kilbourn Avenue
                                               Milwaukee, WI 53202

                                               Donna B. Zorn                                   10.4%
                                               4 Joshua Huddy Drive
                                               Colts Neck, NJ 07722

                                               The Jennifer Emma Martin Trust                   7.6%
                                               David Gary Martin and
                                               Elizabeth Gladstone Martin TTEES
                                               35 Mason Street
                                               Greenwich, CT 06830

                                               The Andrew Zachary Martin Trust                  7.6%
                                               David Gary Martin and
                                               Elizabeth Gladstone Martin TTEES
                                               35 Mason Street
                                               Greenwich, CT 06830

BNY Hamilton Small Cap Growth CRT Fund         Post & Co.                                       8.9%
                                               Mutual Fund Reorg. Dept.
                                               P.O. Box 1066 Wall Street Station
                                               New York, NY 10286

                                               Post & Co.                                       5.6%
                                               The Bank of New York
                                               P.O. Box 1066 Wall Street Station
                                               New York, NY 10286

                                               Post & Co.                                       7.1%
                                               The Bank of New York
                                               P.O. Box 1066 Wall Street Station
                                               New York, NY 10286

---------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                 Fund                                           Name & Address of Shareholder         Percentage of
                                                                                                        ownership
BNY Hamilton Large Cap Growth CRT Fund                    Post & Co.                                       5.1%
                                                          The Bank of New York
                                                          P.O. Box 1066 Wall Street Station
                                                          New York, NY 10286

                                                          Post & Co.                                       6.3%
                                                          The Bank of New York
                                                          P.O. Box 1066 Wall Street Station
                                                          New York, NY 10286

BNY Hamilton International Equity CRT Fund                Post & Co.                                       6.6%
                                                          Mutual Fund Reorg. Dept.
                                                          P.O. Box 1066 Wall Street Station
                                                          New York, NY 10286

                                                          Post & Co.                                       6.1%
                                                          The Bank of New York
                                                          P.O. Box 1066 Wall Street Station
                                                          New York, NY 10286

                                                          Post & Co.                                       7.5%
                                                          The Bank of New York
                                                          P.O. Box 1066 Wall Street Station
                                                          New York, NY 10286

BNY Hamilton Money Fund - Premier Shares                  Hare & Co.                                       6.2%
                                                          The Bank of New York
                                                          One Wall Street
                                                          New York, NY 10286

                                                          Hare & Co.                                      10.1%
                                                          The Bank of New York
                                                          One Wall Street
                                                          New York, NY 10286

BNY Hamilton Money Fund - Hamilton Shares                 Hare & Co.                                      56.3%
                                                          The Bank of New York
                                                          One Wall Street
                                                          New York, NY 10286

                                                          The Chase Manhattan Bank as                     12.0%
                                                          Grange Primary Trust
                                                          600 Travis, 50/th/ Floor
                                                          Houston, TX 77479

BNY Hamilton Money Fund - Classic Shares                  BNY Clearing Services LLC                        5.1%
                                                          Premier Money Fund Portfolio
                                                          111 E. Kilbourn Avenue
                                                          Milwaukee, WI 53202

BNY Hamilton Treasury Money Fund - Premier Shares         Hare & Co.                                      75.6%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                      Fund                                      Name & Address of Shareholder         Percentage of
                                                                                                        ownership
                                                          Next Day Sweep Account
                                                          Attn: STIF Dept.
                                                          One Wall Street, 2nd Floor
                                                          New York, NY 10286

BNY Hamilton Treasury Money Fund - Hamilton Shares        Hare & Co.                                      33.4%
                                                          The Bank of New York
                                                          One Wall Street
                                                          New York, NY 10286

                                                          KPMG LLP                                        20.9%
                                                          3 Chestnutridge Road
                                                          Montvale, NJ 07645

BNY Hamilton Treasury Money Fund - Classic Shares         The Bank of New York                            19.1%
                                                          JF Cash Management LLLP
                                                          45 S Seventh Street
                                                          Minneapolis, MN 55402

BNY Hamilton New York Tax Tax-Exempt Money Fund -         Hare & Co.                                      49.1%
Premier Shares                                            The Bank of New York
                                                          One Wall Street
                                                          New York, NY 10286

                                                          Pine Hollow Co.                                  5.8%
                                                          P.O. Box 414
                                                          Mount Vernon, NY 10551


BNY Hamilton New York Tax-Exempt Money Fund -             Hare & Co.                                     100.0%
Hamilton Shares                                           The Bank of New York
                                                          One Wall Street
                                                          New York, NY 10286

BNY Hamilton New York Tax-Exempt Money Fund -             Harold R. Weston                                63.9%
Classic Shares                                            P.O. Box 420
                                                          Chatsworth Avenue
                                                          Larchmont, NY 10538

                                                          Dolores R. Blackham                             10.0%
                                                          493 Lynn Street
                                                          Staten Island, NY 10306

                                                          Grace M. Boyer
                                                          Lester B. Boyer                                 26.1%
                                                          Boyer Living Trust
                                                          74 Fleets Cove Road
                                                          Huntington, NY 11743

-----------------------------------------------------------------------------------------------------------------------

BNY Hamilton's officers and directors, taken as a group, own less than 1% of the shares of each of the Funds.

TAXES

Each Fund generally will be treated as a separate corporation for federal income tax purposes, and thus the provisions of the Internal Revenue Code of 1986, as amended (the "Tax Code") generally will be applied to each Fund separately, rather than BNY Hamilton as a whole. Net long-term and short-term capital gains, net income, and operating expenses therefore will be determined separately for each Fund.

Each Fund intends to qualify, and intends to remain qualified, as a regulated investment company under Subchapter M of the Tax Code. Accordingly, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's assets is represented by cash, United States Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets, and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States Government securities). As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed at least annually.

Under the Tax Code, a Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

For federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

Distributions of net investment income and realized net short-term capital gains in excess of net long-term capital losses (other than exempt-interest dividends distributed by either of the Tax-Exempt Fixed Income Funds, as described below) are generally taxable to shareholders of the Funds as ordinary income whether such distributions are taken in cash or reinvested in additional shares. Each of the Equity Funds (other than the International Equity Fund) expects that a portion of these distributions to their respective corporate shareholders will be eligible for the 70% dividends-received deduction. Distributions from all other Funds will not be eligible for the dividends-received deduction. Distributions of net long-term capital gains (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to shareholders of a Fund as long-term capital gains, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund, and are not eligible for the dividends-received deduction. Individual shareholders will be subject to federal income tax on distributions of net long-term capital gains at a maximum rate of 20% if designated as derived from a Fund's capital gains from property held for more than one year.

A gain or loss realized by a shareholder on the redemption, sale or exchange of shares held as a capital asset will be capital gain or loss and such gain or loss will be long-term if the holding period for the shares exceeds one year, and otherwise will be short-term. Individual shareholders will be subject to federal income tax on long-term capital gain at a maximum rate of 20% in respect of shares held for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Any loss realized by a shareholder on the disposition of shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares. Any such loss may be disallowed in the case of either of the Tax-Exempt Fixed Income Funds. See "Tax-Exempt Funds" below. Additionally, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund.

Prospective investors in any of the Equity Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds should be aware that distributions of net investment income or net long-term capital gains from these Funds will have the effect of reducing the net asset value of each class of each Funds' shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution represents a return of invested capital. Investors should consider the tax implications of buying shares in these Funds just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

Gains or losses on sales of securities by a Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where, if applicable, a Fund acquires a put or writes a call thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale price for the securities sold.

Under the Tax Code, gains or losses attributable to dispositions of foreign currency or to foreign currency contracts, or to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Forward currency contracts, options and futures contracts entered into by a Fund may create "straddles" for federal income tax purposes and this may affect the character and timing of gains or losses realized by a Fund on forward currency contracts, options and futures contracts or on the underlying securities.

Certain options, futures and foreign currency contracts held by a Fund at the end of each fiscal year will be required to be "marked-to-market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss, regardless of how long the Fund has held such options or futures. Any gain or loss recognized on foreign currency contracts will be treated as ordinary income, unless an election under Section 988 (a) (1) (B) of the Tax Code is made, in which case the rule for options and futures contracts will apply.

The International Equity Fund will, and the Equity Income Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, the Large Cap Value Fund, the Large Cap Growth CRT Fund, the Small Cap Growth CRT Fund and the International Equity CRT Fund may, invest in equity securities of foreign issuers. If these Funds purchase shares in certain foreign investment companies, known as "passive foreign investment companies" ("PFICs"), they may be subject to federal income tax on a portion of an "excess distribution" from such passive foreign investment companies or gain from the disposition of such shares, even though such income may have to be distributed as a taxable dividend by a Fund to its respective shareholders. In addition, certain interest charges may be imposed on such Equity Fund or its respective shareholders in respect of unpaid taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, such Equity Fund would be required each year to include in its income and distribute to shareholders a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed to the Fund. Alternatively, for each taxable year, such Equity Fund will be permitted to "mark-to-market" any marketable stock held by a Fund in a passive foreign investment company. If a Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distributions requirements of the Tax Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark to market gains with respect to the stock included by the Fund for prior taxable years.

It is expected that the Money Fund, the Equity Income Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, the International Equity Fund, the Intermediate Investment Grade Fund, the Multi-Cap Equity Fund, the Enhanced Income Fund, the Large Cap Value Fund, the Large Cap Growth CRT Fund, the Small Cap Growth CRT Fund and the International Equity CRT Fund may be subject to foreign withholding taxes with respect to income received from sources within foreign countries. The International Equity Fund and the International Equity CRT Fund intend to elect to "pass through" to its investors the amount of foreign income taxes paid by the Fund, with the result that each shareholder will (i) include in gross income, even though not actually received, its pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of the Fund's foreign income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from the Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of the Fund's foreign income taxes. In addition, shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by the Fund unless certain holding period requirements are met.

Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states that have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gains in excess of net long-term losses to a shareholder who, as to the United States, is a non-resident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a United States trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to United States individuals or domestic corporations. Distributions of net long-term capital gains to foreign shareholders will not be subject to United States tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a foreign shareholder who is a non-resident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

In the case of a foreign shareholder who is a non-resident alien individual and who is not otherwise subject to withholding as described above, a Fund may be required to withhold United States federal income tax at the rate of 30% unless IRS Form W-8 is provided.

Transfers by gift of shares of a Fund by a foreign shareholder who is a non-resident alien individual will not be subject to United States federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for United States federal estate tax purposes.

Tax-Exempt Funds. The Tax-Exempt Fixed Income Funds and the New York Tax-Exempt Money Fund intend to qualify to pay exempt-interest dividends to its respective shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of their total assets consist of tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by such Tax-Exempt Fund that consists of interest received by the Fund on tax-exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from such Tax-Exempt Fund . In view of each Tax-Exempt Fund's investment policies, it is expected that substantially all dividends will be exempt-interest dividends, although each Tax-Exempt Fund may from time to time realize and distribute net short-term capital gains or other minor amounts of taxable income.

Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of each Tax-Exempt Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder. Any loss incurred on the sale or redemption of the Funds' shares held six months or less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.

Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Tax Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Tax-Exempt Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders. The Tax-Exempt Funds are permitted to invest up to 20% of their respective assets in private activity bonds the interest from which is a preference item for purposes of alternative minimum tax. Moreover, exempt-interest dividends paid to a corporate shareholder by a Tax-Exempt Fund (whether or not from interest on private activity bonds) will be taken into account (i) in determining the alternative minimum tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income, (ii) in calculating the environmental tax equal to .12% of a corporation's modified alternative taxable income in excess of $2 million, and
(iii) in determining the foreign branch profits tax imposed on effectively connected earnings and profits (with adjustments) of United States branches of foreign corporations.

Holders of shares of either class of each Tax-Exempt Fund who are subject to New York State and New York City personal income taxes on dividends will not be subject to such tax on distributions from the respective Tax-Exempt Fund to the extent that the distributions qualify as exempt-interest dividends and represent income attributable to federally tax-exempt obligations of the State of New York and its subdivisions, agencies and instrumentalities (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and New York City personal income taxes, such as, for example, certain obligations of Puerto Rico). To the extent that distributions from either class of each Tax-Exempt Fund are derived from other income, including long- and short-term capital gains and income from securities lending, such distributions will not be exempt from New York State or New York City personal income taxes.

Distributions from each Tax-Exempt Fund are not excluded in determining New York State or City franchise taxes on corporations and financial institutions.

Annual statements as to the portion of distributions of the Tax-Exempt Funds that are attributable to interest that is exempt from federal income tax and, in the case of the New York Tax-Exempt Money Fund and the Intermediate New York Tax-Exempt Fund, New York State and City personal income tax will be provided to shareholders shortly after the end of the taxable year.

SPECIAL CONSIDERATIONS RELATING TO INVESTMENTS IN NEW YORK MUNICIPAL OBLIGATIONS

Appendix B contains the Annual Information Statement of the State of New York, as updated or supplemented to the date specified therein. The Annual Information Statement, as updated or supplemented, contains special factors affecting the Intermediate New York Tax-Exempt Fund and the New York Tax-Exempt Money Fund. Such information is derived from public official documents relating to securities offerings of New York issuers which are generally available to investors as indicated in Appendix B. Each Fund has no reason to believe that any of the statements in such public official documents are untrue but has not independently verified such statements. The information in Appendix B does not purport to be a complete description of all considerations regarding investment in New York municipal obligations.

FINANCIAL STATEMENTS

The following financial information is hereby incorporated by reference to the indicated pages of the Funds' Annual Report to shareholders dated December 31, 2002. [to be updated]

                                                                    Page
Questions & Answers                                                    5

BNY Hamilton Large Cap Growth Fund
Schedule of Investments                                               49
Statement of Assets and Liabilities                                   51
Statement of Operations                                               51
Statements of Changes in Net Assets                                   52
Financial Highlights                                                  53

BNY Hamilton Small Cap Growth Fund
Schedule of Investments                                               64
Statement of Assets and Liabilities                                   68
Statement of Operations                                               68
Statement of Changes in Net Assets                                    69
Financial Highlights                                                  70

BNY Hamilton International Equity Fund
Schedule of Investments                                               55
Industry Diversification                                              59
Statement of Assets and Liabilities                                   60
Statement of Operations                                               60
Statement of Changes in Net Assets                                    61
Financial Highlights                                                  62

BNY Hamilton Intermediate Government Fund
Schedule of Investments                                               72
Statement of Assets and Liabilities                                   76
Statement of Operations                                               76
Statement of Changes in Net Assets                                    77
Financial Highlights                                                  78

BNY Hamilton Intermediate Investment Grade Fund
Schedule of Investments                                               80
Statement of Assets and Liabilities                                   88
Statement of Operations                                               88
Statements of Changes in Net Assets                                   89
Financial Highlights                                                  90

BNY Hamilton U.S. Bond Market Index Fund
Schedule of Investments                                              129
Statement of Assets and Liabilities                                  134
Statement of Operations                                              134
Statement of Changes in Net Assets                                   135
Financial Highlights                                                 136

                                                                    Page
BNY Hamilton Equity Income Fund
Schedule of Investments                                               36
Statement of Assets and Liabilities                                   40
Statement of Operations                                               40
Statement of Changes in Net Assets                                    41
Financial Highlights                                                  42

BNY Hamilton Large Cap Value Fund
Schedule of Investments                                               44
Statement of Assets and Liabilities                                   46
Statement of Operations                                               46
Statements of Changes in Net Assets                                   47
Financial Highlights                                                  48

BNY Hamilton Intermediate New York Tax-Exempt Fund
Schedule of Investments                                              105
Statement of Assets and Liabilities                                  111
Statement of Operations                                              111
Statement of Changes in Net Assets                                   112
Financial Highlights                                                 113

BNY Hamilton S&P 500 Index Fund
Schedule of Investments                                              115
Statement of Assets and Liabilities                                  126
Statement of Operations                                              126
Statements of Changes in Net Assets                                  127
Financial Highlights                                                 128

BNY Hamilton Intermediate Tax-Exempt Fund
Schedule of Investments                                               92
Diversification by State                                             100
Statement of Assets and Liabilities                                  101
Statement of Operations                                              101
Statements of Changes in Net Assets                                  102
Financial Highlights                                                 103

BNY Hamilton Money Fund
Schedule of Investments                                              137
Statement of Assets and Liabilities                                  144
Statement of Operations                                              144
Statements of Changes in Net Assets                                  145
Financial Highlights                                                 146

BNY Hamilton Treasury Money Fund
Schedule of Investments                                              149
Statement of Assets and Liabilities                                  151
Statement of Operations                                              151
Statements of Changes in Net Assets                                  152
Financial Highlights                                                 153

Notes to Financial Statements                                        156

Report of Independent Auditors                                       169

Directors and Officers                                               170

The following financial information is hereby incorporated by reference to the indicated pages of the CRT Funds' Annual Report to shareholders dated December 31, 2002. [to be updated]

                                                                    Page
Questions & Answers                                                    5

BNY Hamilton Large Cap Growth CRT Fund
Schedule of Investments                                               12
Statement of Assets and Liabilities                                   14
Statement of Operations                                               14
Statements of Changes in Net Assets                                   15
Financial Highlights                                                  16

BNY Hamilton Small Cap Growth CRT Fund
Schedule of Investments                                               17
Statement of Assets and Liabilities                                   21
Statement of Operations                                               21
Statements of Changes in Net Assets                                   22
Financial Highlights                                                  23

BNY Hamilton International Equity CRT Fund
Schedule of Investments                                               24
Industry Diversification                                              28
Statement of Assets and Liabilities                                   29
Statement of Operations                                               29
Statements of Changes in Net Assets                                   30
Financial Highlights                                                  31

Notes to Financial Statements                                         32

Report of Independent Auditors                                        38

Directors and Officers                                                39

                                   APPENDIX A

                         Description of Security Ratings

S&P
Corporate and Municipal Bonds

AAA Debt obligations rated AAA have the highest ratings assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA Debt obligations rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A Debt obligations rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debts in higher rated categories.
BBB Debt obligations rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than for debts in higher rated categories.
BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
B Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.
CCC Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating.
NR No public rating has been requested, there may be insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.


Commercial Paper, Including Tax-Exempt Commercial Paper

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.
A-1 This designation indicates that the degree of safety regarding timely payment is very strong.

MOODY'S

Corporate and Municipal Bonds

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class.
B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be presented elements of danger with respect to principal or interest.
Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR No public rating has been requested, there may be insufficient information on which to base a rating, or that Moody's does not rate a particular type of obligation as a matter of policy.

Commercial Paper, Including Tax-Exempt Commercial Paper

Prime-1 Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

                  -   Leading market positions in well established industries.
                  -   High rates of return on funds employed.
                  - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
                  - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
                  - Well established access to a range of financial markets and assured sources of alternate liquidity.

Short-Term Tax-Exempt Notes

MIG-1 The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.
MIG-2 MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                                   APPENDIX B

 THE SECURITIES THAT THE INTERMEDIATE NEW YORK TAX-EXEMPT FUND AND THE NEW YORK TAX-EXEMPT MONEY FUND OFFERS ARE NOT BEING OFFERED BY THE STATE OF NEW YORK. THE
    STATE OF NEW YORK HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE FUNDS' REGISTRATION STATEMENT (INCLUDING THIS STATEMENT OF
                ADDITIONAL INFORMATION) IS TRUTHFUL OR COMPLETE.

                  INFORMATION CONCERNING THE STATE OF NEW YORK

         Appendix B contains the Annual Information Statement of the State of New York (AIS), as updated or supplemented to the date specified therein. The AIS sets forth information about the financial condition of the State of New York. The State intends to update and supplement that Annual Information Statement further as described therein.

         The AIS set forth in this Appendix B is dated June 3, 2002 and contains information only through that date. It has been updated on November 14, 2002 for specified information only through that date. Appendix C sets forth the section of the AIS entitled "Current Fiscal Year." The remaining sections of the AIS set out under the headings "Prior Fiscal Year," "Economics and Demographics," "Debt and other Financing Activities," "State Organization," "Authorities and Localities," "Litigation," and "Exhibits" are not included herein. The entire AIS, including such remaining sections, was filed with each Nationally Recognized Municipal Securities Information Repository (NRMSIR). An official copy of the AIS may be obtained by contacting a NRMSIR, or the Division of the Budget, State Capitol, Albany, NY 12224, Tel: (518) 473-8705. An informational copy of the AIS is available on the Internet at http://www.state.ny.us/dob.

         The General Purpose Financial Statements of the State of New York for the State fiscal year ended March 31, 2002 were prepared by the State Comptroller in accordance with generally accepted accounting principles and independently audited in accordance with generally accepted auditing standards. The General Purpose Financial Statements were issued in July 2002 and have been referred to or set forth thereafter in appendices of information concerning the State in official statements of the State and certain of its public authorities. The General Purpose Financial Statements of the State for the State fiscal year ended March 31, 2002 may be obtained by contacting the Office of the State Comptroller, 110 State Street, Albany, NY 12236 Tel: (518) 474-4015.

SUPPLEMENT TO THE NOVEMBER 14, 2002 UPDATE
TO THE ANNUAL INFORMATION STATEMENT
DATED JANUARY 10, 2003

         This Supplement to the November 14, 2002 Update to the Annual Information Statement (the "November Update") of the State of New York is dated January 10, 2003 and contains information only about the specific matters described herein and only through that date. The November Update and the Annual Information Statement dated June 3, 2002 should be read, in their entirety, in conjunction with the information in this Supplement.

2002-03 Financial Plan

         In the November Update, the Division of the Budget ("DOB") noted that actual receipts for the 2002-03 fiscal year were likely to fall significantly below the levels reported in the October 2002 Financial Plan, and, in response, DOB was developing a range of actions totaling five percent of spending (roughly $2 billion) to guard against a potential budgetary shortfall in the General Fund. Preliminary receipts results through December 31, 2002 have now provided concrete evidence that a significant shortfall is materializing in the current fiscal year. Through December 2002, preliminary General Fund receipts and transfers from other funds (based on DOB's estimate) totaled $27.32 billion, $1.17 billion below cash-flow projections for fiscal year 2002-03 derived from the October 2002 Financial Plan, with negative variances against planned collections concentrated in the personal income tax and in business taxes. However, it remains uncertain at this point how much of the receipts shortfall to date is related to the timing of tax payments within the same fiscal year (but across individual and business tax years), and how much is related to economic conditions. Preliminary General Fund disbursements and transfers to other funds totaled $26.88 billion, $400 million below cash-flow projections derived from the October 2002 Financial Plan. The variances result in a preliminary General Fund closing balance of $1.47 billion at the end of December 2002, which is $772 million below DOB's cash-flow projections.

         Based on operating results through December 31, 2002, the anemic performance of the national economy, faltering retail sales, and continuing weakness in the State's financial services sector, DOB believes the State will experience a budgetary shortfall in the range of $2 billion to $2.5 billion in the current fiscal year. A specific estimate of the current-year shortfall and a specific plan to maintain budget balance in fiscal year 2002-03 will be incorporated into the Governor's 2003-04 Executive Budget submission that is required by law to be submitted by February 1, 2003.

         DOB is finalizing administrative and legislative measures to ensure the State Financial Plan for fiscal year 2002-03 is balanced. To control costs, the State continues to impose a strict hiring freeze, curtail non-personal service spending, and take advantage of lower interest rates to generate debt service savings for the remainder of the fiscal year. In addition, the Governor has proposed legislation to permit the State to securitize all or a portion of its share of future payments from the tobacco industry under the national master settlement agreement. To guard against the risk that the enabling legislation necessary for tobacco securitization is not enacted in fiscal year 2002-03, DOB is identifying a range of additional administrative remedies beyond those already underway that would reduce costs in the current year (e.g., deferring certain discretionary payments until fiscal year 2003-04, thereby adding to General Fund costs in that year). Such measures, if implemented, are expected by DOB to be sufficient to close the 2002-03 fiscal year in balance. As a result of these actions, DOB does not anticipate the State will need to draw on the Tax Stabilization Reserve Fund, which currently has a balance of $710 million, to maintain budget balance.

         DOB is closely monitoring receipts and disbursement trends and plans to issue a revised Financial Plan as part of the 2003-04 Executive Budget submission. At that time, it will submit a balanced 2003-04 Financial Plan and formally update its projections of receipts and disbursements for fiscal years 2003-04, 2004-05, and 2005-06. DOB expects to propose actions to close a 2003-04 budget gap that DOB currently anticipates to be several times larger than the budgetary shortfall projected for the current year, and substantially larger than the $2.8 billion imbalance projected in February 2002. Factors affecting the potential budget imbalance include the possible impact of economic and financial market instability on receipts (which could cause losses in excess of five percent of earlier projections), the use of reserves and other non-recurring resources to balance the 2002-03 budget, and higher pension costs and entitlement spending. Please see the section entitled "Special Considerations" in the November Update for a discussion of risks and uncertainties surrounding the State's current Financial Plan projections.

         Readers may obtain the AIS, updates and any supplements by contacting DOB, State Capitol, Albany, NY 12224, (518) 473-8705, or the Office of the State Comptroller, 110 State Street, Albany, NY 12236, (518) 474-4015. Informational copies of the AIS, updates and supplements are also available electronically on DOB's internet site at http://www.budget.state.ny.us as well as on file with Nationally Recognized Municipal Securities Information Repositories.

                  UPDATE TO THE ANNUAL INFORMATION STATEMENT OF
                              THE STATE OF NEW YORK
                                November 14, 2002

         This quarterly update to the AIS (the "Update") of the State of New York is dated November 14, 2002 and contains information only through that date. It is the second quarterly update to the AIS of the State of New York dated June 3, 2002, and contains the following:

         . A review of the second quarterly update to the cash-basis 2002-03 State Financial Plan, including operating results through September 30, 2002;

         .    A discussion of the national and State economies;

         . Special considerations highlighting the increasing risks to the State's Financial Plan;

         . A summary of the State's GAAP-basis projections for 2002-03 and GAAP operating results for 2001-02;

         . Updated information about the State's five-year Capital Program and Financing Plan and its performance under the debt caps established by the Debt Reform Act of 2000;

         .    Information on the State Retirement System;

         .    An update on certain authorities and localities; and

         . A summary of events since the date of the AIS related to litigation against the State.

         Readers may obtain the AIS, updates and any supplements or DGNs by contacting the Division of the Budget ("DOB"), State Capitol, Albany, NY 12224,
(518) 473-8705, or the Office of the State Comptroller ("OSC"), 110 State Street, Albany, NY 12236, (518) 474-4015. Informational copies of the AIS, updates and supplements are also available electronically on the DOB Internet site and on file with Nationally Recognized Municipal Securities Information Repositories. Please note that DOB's new internet address is http://www.budget.state.ny.us. Typographical or other errors may have occurred in converting the original source documents to their digital format, and DOB assumes no liability or responsibility for errors or omissions contained at the Internet site.


               CURRENT FISCAL YEAR (2002-03 STATE FINANCIAL PLAN)

         The State generally issues quarterly modifications to the cash-basis Financial Plan, as provided by law. The modifications summarize actual receipts and disbursements to date for each reporting period, and describe any revisions to the forecast of total receipts and disbursements for then-current fiscal year.

                                 Mid-Year Update

         On October 30, 2002, DOB issued its second quarterly update to the 2002-03 Financial Plan (the "Mid-Year Plan"). Based on actual results to date, the Mid-Year Plan contained no revisions from the Financial Plan issued with the 2002-03 Enacted Budget (and reported on in the AIS and first quarterly update to the AIS). However, the Mid-Year Plan noted that current economic and financial trends--in particular, the prolonged and substantial decline in equity markets and the poor profit performance of financial service firms--have made it more likely that actual receipts for the 2002-03 fiscal year will fall significantly below the levels reported in the current Financial Plan. Whether this potentially significant decline in the State's revenue situation occurs depends on several factors, including the pace of the state and national economic recovery, the profit performance of the financial sector, and the timing of tax payments. DOB is continuously analyzing actual data and available information on the financial services industry and the economy in general to assess any potential negative impact on receipts. However, given the uncertainties surrounding the economy in general and the financial services sector in particular, DOB is unable at this time to quantify with confidence the potential impact on expected tax receipts. For a more detailed discussion on the components of risk in the current year, please see "Special Considerations" in this Update.

         The State currently has $710 million in the Tax Stabilization Reserve Fund to guard against potential risks. Consistent with prudent fiscal practices, DOB is also developing a range of approaches totaling five percent of General Fund spending to help bolster the State's reserves and respond to the heightened uncertainties surrounding the receipts forecast. Accordingly, DOB will continue to maintain a strict hiring freeze and controls on all discretionary spending, initiate debt management actions to lower debt service costs, and take other administrative measures to reduce costs in the current year.

         DOB is closely monitoring receipts and disbursement trends and expects to issue a revised Financial Plan for the current fiscal year as part of the 2003-04 Executive Budget submission, which is required by law to be submitted by February 1, 2003. At that time, it will also submit a balanced 2003-04 Financial Plan and formally update its projections of receipts and disbursements for fiscal years 2004-05 and 2005-06. DOB expects to propose actions to close a 2003-04 budget gap that is currently anticipated to be substantially larger than the $2.8 billion imbalance projected in February 2002. Factors affecting the potential budget imbalance include the possible impact of economic and financial market instability on receipts (which could cause losses in excess of five percent from current projections), the use of reserves and other non-recurring resources to balance the 2002-03 budget, and higher pension costs and entitlement spending.

         The Governor will submit a balanced budget and Financial Plan for 2003-04 in early 2003, as required by law. In recent years, the State has closed projected budget gaps estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1.0 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03.

General Fund

         Consistent with the Enacted and July Financial Plans, the Mid-Year Plan projected General Fund receipts, including transfers from other funds, will total $39.90 billion in 2002-03, a decrease of $1.25 billion or -3.0 percent from the 2001-02 fiscal year. General Fund disbursements, including transfers to other funds, were projected to total $40.21 billion for 2002-

03, an annual decrease of $1.01 billion or -2.4 percent from 2001-02. The General Fund closing balance is projected to total $716 million, a decline of $316 million from 2001-02 (30.6 percent).

         Projected General Fund receipts include $35.08 billion in tax receipts, $2.15 billion in miscellaneous receipts, and $2.67 billion in transfers from other funds. The transfer of $1.68 billion in resources through the tax refund reserve account from fiscal year 2001-02 to fiscal year 2002-03 affects the change in State receipts by depressing reported actuals for 2001-02 and increasing 2002-03 projections. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one fiscal year to the next. Changes to the refund reserve impact the level of reported personal income tax receipts.

         Projected General Fund disbursements in the Mid-Year Plan are also unchanged from the levels projected in the Enacted and July Plans. The annual decrease in spending results from efforts to limit the growth of State operations, capital and debt service costs, and by the reduction of General Fund spending through the use of alternate financing sources, including TANF reserves and health care resources created under the Health Care Reform Act (HCRA). These reductions are partially offset by increases for school aid, collective bargaining, pensions and other fringe benefits, and underlying programmatic growth in health programs.

         The projected 2002-03 General Fund closing balance of $716 million consists of $710 million in the Tax Stabilization Reserve Fund (the State's "rainy day" fund) and $6 million in the Contingency Reserve Fund (the State's litigation reserve).

         The 2002-03 General Fund closing balance excludes amounts on deposit in the refund reserve account. The State had a balance of $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year and projects a balance of $427 million on deposit at the end of 2002-03 (a decline of $1.25 billion from 2001-02). The change is primarily attributable to the use of $1.1 billion in reserves to help balance the 2002-03 Financial Plan by replacing revenues lost in the aftermath of the World Trade Center attacks.

         Please see "Mid-Year Update" and "Special Considerations" in this Update for a discussion of risks surrounding the current Financial Plan forecast.

Other Funds

         The All Governmental Funds Financial Plan does not include appropriated federal "flow-through" disaster aid spending for World Trade Center costs that totaled $532 million in 2001-02 and is projected to total $2.76 billion in 2002-03 as recovery and rebuilding efforts reach full capacity. Nearly all of the federal disaster aid is expected to flow from the Federal Emergency Management Agency through the State Emergency Management Office (SEMO) to New York City and other localities affected by the terrorist attacks.

         All Governmental Funds spending is estimated at $89.56 billion in 2002-03, unchanged from the Enacted Budget and July Plan estimates. All Governmental Funds spending, excluding appropriated federal "pass-through" aid, is expected to increase $5.08 billion or 6 percent over 2001-02. Federal grants growth accounts for $2.70 billion of this increase. Federal aid increases are primarily for Medicaid, including payments to State-operated mental health and retardation facilities and SUNY hospitals ($1.55 billion), the share of the college tuition assistance program financed by TANF ($380 million), social welfare initiatives authorized under TANF ($319 million), services for children and families ($223 million) and the federal share of Child Health Plus ($126 million). All other federal support grows by $103 million, or less than one percent.

         State special revenue spending is projected to be $14.57 billion, an increase of $3.0 billion or 25.9 percent from 2001-02. The largest area of growth in State special revenue funding is for Medicaid, which is projected to total $2.50 billion in 2002-03, an increase of $1.35 billion. Spending from Capital Projects Funds is projected at $5.29 billion, an increase of $977 million or 22.7 percent from last year. The increase will primarily support capital investments to promote economic development ($340 million), transportation ($291 million), and education ($210 million). Spending from Debt Service Funds is estimated at $3.56 billion in 2002-03, a decrease of $592 million or 14.3 percent from 2001-02. The decrease is primarily attributable to the use of $500 million in Debt Reduction Reserve Fund (DRRF) monies during 2001-02 to prepay debt (which was treated as debt service paid in 2001-02 and therefore increased the amount of debt service paid in 2001-02), debt service savings in 2002-03 generated from the use of DRRF, the use of lower-cost State Personal Income Tax Revenue Bonds, and the impact of legislation that will enhance the State's ability to manage its bond portfolio and reduce borrowing costs, and lower interest rates.

Mid-Year Operating Results

         The General Fund ended the first half of the 2002-03 fiscal year with a balance of approximately $1.74 billion, $128 million above Financial Plan cash flow estimates. Receipts and transfers from other funds were $55 million above Plan estimates, and actual disbursements and transfers to other funds were $73 million lower than expected. DOB believes that this positive variance for the first half of the fiscal year is timing related and will not affect Financial Plan projections.

                             Prior Quarterly Update

         The State issued its First Quarterly Update to the cash-basis 2002-03 State Financial Plan on July 12, 2002 (the "July Plan"). The July Plan remained in balance and made no revisions to the receipts and disbursement projections contained in the 2002-03 Financial Plan that was issued May 22, 2002 (the "Enacted Plan") following final action on the budget for the 2002-03 fiscal year.

         Consistent with the Enacted Plan, the July Plan projected General Fund receipts, including transfers from other funds, totaling $39.90 billion in 2002-03, a decrease of $1.25 billion or -3.0 percent from the 2001-02 fiscal year. General Fund disbursements, including transfers to other funds, were projected to total $40.21 billion for 2002-03, an annual decrease of $1.01 billion or -2.4 percent from the 2001-02 fiscal year. The General Fund closing balance was projected to total $716 million, a decline of $316 million from 2001-02 (30.6 percent).

                             Special Considerations

         As noted earlier, current economic and financial trends have substantially heightened the risk that actual receipts for the 2002-03 fiscal year will fall significantly below the levels reported in the current Financial Plan. With five months remaining in the current fiscal year, an unusual amount of uncertainty surrounds those factors that have historically been most prominent in determining the State's revenue performance. These factors include the profit performance of the financial sector and the timing of tax payments from high-income individuals and businesses.

         It now appears more likely that the national and State economies will rebound at a slower pace than projected under the current forecast. Equity market instability (fueled by poor earnings, accounting concerns, and fears of further terrorist attacks), a further escalation of tensions in the Middle East and the resultant upward pressure on energy prices, a weakening of growth in consumer spending, and a failure of investment spending to rebound are all factors that are combining to produce a potential return to recessionary conditions.

         More important from a revenue perspective, the prolonged and substantial decline in equity markets has increased the likelihood that tax payments will fall below current projections, as well as increased the uncertainty of the timing of such tax payments. The State receives a substantial portion of tax receipts from the income and profits of financial service employees and companies. In addition, the taxable income of State taxpayers is affected by the changing value of equities and the associated impact on the value of capital gain transactions. Historically, declines in the stock market are followed by declines in personal income tax payments as tax liability associated with market transactions declines.

         Finally, financial service firms have suffered a second consecutive year of poor profit performance related to stock market declines and the fallout associated with the corporate accounting scandals. As a result, there have been, and it is generally expected that there will continue to be, further reductions in employment for this industry and declines in the compensation of highly paid financial service employees.

         For these reasons, it now appears more likely that the State will experience a significant decline in its revenue situation in fiscal year 2002-03. DOB is continuously analyzing actual data and available information from the financial services industry and the economy in general to assess any potential negative impact on receipts. However, given the uncertainties surrounding the economy in general and the financial services sector in particular, DOB is unable at this time to quantify with confidence the potential impact on expected tax receipts.

         The State currently has $710 million in the Tax Stabilization Reserve Fund to guard against potential risks. Consistent with prudent fiscal practices, DOB is also developing a range of approaches totaling five percent of General Fund spending to help bolster the State's reserves and respond to the heightened uncertainties surrounding the receipts forecast. Accordingly, DOB will continue to maintain a strict hiring freeze and controls on all discretionary spending, initiate debt management actions to lower debt service costs, and take other administrative measures to reduce costs in the current year. In the past, the State has taken both administrative and legislative actions to address potential Financial Plan shortfalls, and DOB believes similar actions can be taken to respond to adverse variances in the current year.

         It is possible that the State Legislature will convene in December 2002 to consider, among other things, legislation to amend the Rockefeller drug laws. If appropriate, other measures could be introduced at that time to enhance the State's capacity to respond to potential Financial Plan risks.

         DOB is closely monitoring receipts and disbursement trends and expects to issue a revised Financial Plan for the current fiscal year as part of the 2003-04 Executive Budget submission, which is required by law to be submitted by February 1, 2003. At that time, it will also submit a balanced 2003-04 Financial Plan and formally update its projections of receipts and disbursements for fiscal years 2004-05 and 2005-06. DOB expects to propose actions to close a 2003-04 budget gap that is currently anticipated to be substantially larger than the $2.8 billion imbalance projected in February 2002. Factors affecting the potential budget imbalance include the possible impact of economic and financial market instability on receipts (which could cause losses in excess of five percent from current projections), the use of reserves and other non-recurring resources to balance the 2002-03 budget, and higher pension costs and entitlement spending.

         The Governor will submit a balanced budget and Financial Plan for 2003-04 in early 2003, as required by law. In recent years, the State has closed projected budget gaps estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1.0 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03.

                            GAAP-Basis Financial Plan

         State Law requires the State to update its GAAP-basis financial projections for the current fiscal year on or before September 1 of each year. The State based its 2002-03 GAAP projections on the cash estimates in the July Plan and on preliminary GAAP results for the prior fiscal year as reported by the State Comptroller. The projections conform to the accounting standards of the Governmental Accounting Standards Board (GASB) that were in effect at the close of the State's most recent fiscal year. They do not reflect the impact of GASB 34, which will significantly change the presentation of GAAP financial information for state and local governments, or any anticipated GASB standards.

         The State is required to report its financial results in accordance with GASB 34 beginning with the 2002-03 fiscal year. As a result, DOB expects to prepare its GAAP basis financial projections for future years to reflect the changes required under GASB 34. A discussion of the changes required by GASB 34 is included under "GAAP-Basis Results from Prior Years New Financial Reporting Model" below.

         In the First Quarterly Update to the 2002-03 Financial Plan, DOB projected that the General Fund would have an accumulated GAAP surplus of $173 million at the close of 2002-03. In the Mid-Year Update, DOB adjusted its GAAP projections in response to the final audited GAAP-basis results for 2001-02 (summarized in the section entitled "GAAP-Basis Results for

Prior Fiscal Years" in this Update), which were not available at the time of the First Quarterly Update. The revised projections forecast an accumulated General Fund GAAP surplus of $58 million at the end of 2002-03. For a discussion of factors that may affect the Financial Plan projections, please see "Mid-Year Update" and "Special Considerations" in this Update.

                           ECONOMICS AND DEMOGRAPHICS

                                The U.S. Economy

         Although the events of September 11 were a substantial blow to the U.S. economy, continued consumer spending combined with an expansionary fiscal and monetary policy has helped to keep the nation's first recession in ten years relatively mild. Real U.S. GDP declined for the first three quarters of 2001, followed by growth of 2.7 percent in the fourth quarter. The national economy grew 5.0 percent in the first quarter of 2002, but slowed to 1.3 percent in the second quarter.

         DOB's forecast for the U.S. economy for the remainder of 2002 is similar to the one described in the Enacted Budget. Moderate growth in real consumer spending and continuing strength within the housing market are expected to produce slow but steady growth. DOB projects that real U.S. GDP will grow at
2.5 percent in 2002, following growth of 0.3 percent in 2001. The current outlook for personal income is similar to that expressed in the Enacted Budget. DOB expects U.S. personal income to grow 2.9 percent for 2002. The U.S. unemployment rate is forecast to average 5.8 percent for this year and 5.9 percent for next year.

         DOB's forecast for corporate profits is also similar to that in the Enacted Budget. Following a steep decline of almost 30 percent in the fourth quarter of 2001, producing a decline of 14.3 percent for the year, U.S. corporate profits are expected to fall 1.5 percent in 2002. The outlook for the stock market is more negative than the Enacted Budget forecast, as markets continue to struggle with the threat of war, corporate accounting scandals, bankruptcies, and revelations of fraudulent practices.

                         Major U.S. Economic Indicators

                                                                                    2002           2003
                                                               2001 (Actual)     (Forecast)     (Forecast)
                                                              ---------------   ------------   ------------
Gross Domestic Product (real)                                        0.3             2.5             2.9
Personal Income                                                      3.3             2.9             4.7
Corporate Profits                                                  (14.3)           (1.5)            8.5
Consumer Price Index                                                 2.8             1.6             2.9

Notes: Numbers above are percent change over prior calendar year. DOB estimates are based on National Income and Product Account data through September 2002. Estimates

         There are significant risks to the current forecast, foremost among them being equity market instability fueled by accounting troubles and fears of further terrorist attack. In addition, a further escalation of tensions in the Middle East could put upward pressure on energy prices, negatively impacting both consumer spending and corporate profits. Higher energy prices could also delay the global recovery, reducing export growth below expectations. A weakening dollar could lead to higher-than-expected inflation, pressuring the Federal Reserve Board to increase interest rates sooner or higher. A weakening of growth in consumer spending or a failure of investment spending to grow could result in a return to recessionary conditions. The significant decline in equity market prices has the potential to adversely impact consumer behavior and exert a corresponding negative impact on the economy. In contrast, a stronger-than-anticipated global recovery could result in stronger export and profits growth than expected.

                                New York Economy

         As anticipated, the World Trade Center terrorist attacks have had an even more devastating impact on New York than on the national economy as a whole. The current DOB forecast for the State economy is not significantly different from that of the Enacted Budget. However, the events that have occurred since the Enacted Budget have increased the downside risks to the forecast.

         The performance of the financial markets poses the most substantial risk. The market for equities has continued to deteriorate significantly since the release of the Enacted Budget Report resulting in a decline in finance industry employment and weaker prospects for bonus income later in the season. Given the critical role that the finance industry plays in New York, weakness in that industry could spread to other economic sectors, putting additional downward pressure on State employment and income.

         The possibility of hostilities in the Middle East poses another risk. It is impossible to accurately predict the economic impact of such an event or even its direction. However, a further spike in oil prices, a loss of international tourism, and the redirection toward the war effort of resources that might have aided in strengthening the current recovery can be expected to have a negative impact.

                       Major New York Economic Indicators

                                                           2001 (Actual)    2002 (Forecast)    2003 (Forecast)
                                                          ---------------  -----------------  -----------------
Personal Income                                                  2.9              0.5                3.5
Nonagricultural Employment                                      (0.5)            (0.8)               0.9
Unemployment Rate                                                4.9              6.4                5.8

Note: Numbers above are percent change over prior calendar year. Personal income and nonagricultural employment for 2001, and all forecasts for 2002 and 2003, are projected by DOB.


                    GAAP-BASIS RESULTS FOR PRIOR FISCAL YEARS

         The Comptroller has prepared general purpose financial statements on a GAAP basis for governments as promulgated by the Governmental Accounting Standards Board. The statements, released in July each year, contain a Combined Balance Sheet and Combined Statement of Revenues, Expenditures and Changes in Fund Balances. These statements are audited by independent certified public accountants. The Comptroller also prepares and issues a Comprehensive Annual Financial Report, which includes a financial overview, the general purpose financial statements, individual fund combining statements, and a statistical section. For information regarding the State's accounting and financial reporting requirements, see the section entitled "State Organization--Accounting, Financial Reporting and Budgeting."

         Both the General Purpose Financial Statements and Comprehensive Annual Financial Report for the 2001-02 fiscal year can be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236. The following table summarizes recent governmental funds results on a GAAP basis.

                Comparison of Actual GAAP-Basis Operating Results
                                Surplus/(Deficit)
                              (millions of dollars)

                                          Special      Debt       Capital        All           Accum.
                               General    Revenue     Service    Projects   Governmental    General Fund
      Fiscal Year Ended          Fund      Funds       Funds       Funds        Funds     Surplus/(Deficit)
----------------------------  ---------  ---------   ---------  ---------- -------------- -----------------
March 31, 2002                 (3,418)      (970)        76        (134)        (4,446)          493
March 31, 2001                    245      1,252        (20)        109          1,586         3,910**
March 31, 2000                  2,229        665         38          99          3,031         3,925
March 31, 1999                  1,078       (117)       209         154          1,324         1,696*

*    As restated in 2000.
**   As restated in 2002.

                          New Financial Reporting Model

         In 1999, GASB issued a new standard known as GASB 34, "Basic Financial Statements--and Management's Discussion and Analysis (MD&A)--for State and Local Governments." GASB 34 will significantly affect the accounting and financial reporting for all state and local governments. For the State the standard will be effective for its fiscal year ending March 31, 2003. The new financial reporting model will redefine the current financial reporting model by changing its focus to major funds, rather than fund types, require a new section called management discussion and analysis (the "MD&A"), and contain new government-wide financial statements which will include all revenues and all costs of providing services each year. The new Basic Financial Statements and the MD&A will be issued in place of the general purpose financial statements. The new statements will report on all current assets and liabilities and also long-term assets and liabilities, such as capital assets, including infrastructure (e.g., roads and bridges).

                               2001-02 Fiscal Year

         The State completed its 2001-02 fiscal year with a combined governmental funds operating deficit of $4.45 billion on a GAAP basis, which included operating deficits in the

General Fund ($3.42 billion), in Special Revenue Funds ($970 million) and in Capital Projects Funds ($134 million) offset by an operating surplus in the Debt Service Funds ($76 million). The accumulated General Fund surplus as of March 31, 2001 has been restated to reflect the adoption of new accounting standards and the reclassification of individual funds/accounts included within the General Fund to reflect OSC's determination that the purposes and uses of such funds/accounts had changed. Adoption of two new accounting standards affected the prior year fund balances, including GASB 33, "Accounting and Financial Reporting for Nonexchange Transactions," and GASB 36, "Recipient Reporting for Certain Shared Nonexchange Revenues." GASB 33 provides guidance on the timing of recognition for nonexchange transactions involving financial and/or capital resources including taxes and local assistance grants. GASB 36 requires symmetrical accounting treatment for certain revenues shared by both provider and recipient governments.

General Fund

         The State reported a General Fund operating deficit of $3.42 billion for the 2001-02 fiscal year on a GAAP basis, as compared to an operating surplus of $245 million for the 2000-01 fiscal year. This operating deficit was financed by reducing the State's accumulated General Fund surplus from $3.91 billion to $.49 billion. The operating deficit for the 2001-02 fiscal year resulted in part from a $2.0 billion decline (5.2 percent) in tax revenues, including a $1.4 billion decline in personal income tax revenues caused primarily by the World Trade Center disaster and the economic slowdown. Also contributing to the operating deficit was a $985 million increase in expenditures, which included increases in expenditures for education ($436 million), social services ($398 million), health and environment ($395 million), personal service ($129 million) and pension contributions ($48 million). The increases in the above expenditure categories were partially offset by declines in expenditures for general purpose aid ($428 million), criminal justice ($78 million), and other fringe benefits ($51 million). The State reported an accumulated fund balance of $493 million in the General Fund for its 2001-02 fiscal year.

         Personal income taxes, business taxes, consumption and use taxes, and miscellaneous revenues fell from the prior fiscal year with only other taxes reporting an increase. The decline in personal income taxes of $1.4 billion (5.9 percent) was caused by the World Trade Center disaster and the economic slowdown, a decline in the rate of growth for wage and salary income, a decline in year-end bonus payments, and an increase in realized capital losses. Business taxes declined by $650 million (16 percent) primarily due to the World Trade Center disaster, which caused several large taxpayers with office space in the World Trade Center to incur significant losses in property and business resulting in lower tax liabilities for those business tax payers. Consumption and use taxes decreased $336 million (4.5 percent), primarily as a result of an increase in the portion of motor vehicle fees distributed to the Dedicated Highway and Bridge Trust Fund (a Capital Projects Fund) and the Dedicated Mass Transportation Trust Fund (a Special Revenue Fund) and a decline in sales tax revenues. Other taxes, primarily estate and gift taxes, increased $400 million (54.8 percent), mainly due to several large estates that filed their final returns. Miscellaneous revenues decreased $8 million (0.3 percent).

         As previously noted, the General Fund expenditures increased $985 million (2.5 percent) from the 2000-01 fiscal year. The largest increases occurred in the areas of education, social services, and health and environment. Education expenditures grew $436 million (3.1 percent) due mainly to an increase in spending for support for public schools. Social services expenditures increased $398 million (4.3 percent) due primarily to increased spending for the Medicaid program. Health and environment expenditures increased over $395 million (39.4 percent) primarily reflecting increased spending for the Elderly Pharmaceutical Insurance Coverage and Child Health Plus programs. General purpose expenditures declined by $428 million (30.8 percent) primarily due to the required adoption of a new accounting standard (GASB Statement No. 33) which resulted in the restatement of 2001 expenditures to include an additional $369 million in expenditures. Personal service costs increased $129 million (1.9 percent) principally as a result of increases in wages as required by previously approved collective bargaining agreements.

         Net other financing sources in the General Fund decreased $441 million (90.0 percent). This net decrease resulted from a decline in proceeds from bonds issued to fund aid payments for local government transportation capital projects and increased transfers to other funds of $244 million, both of which were partially offset by an increase of more than $100 million in transfers from the Abandoned Property Fund. The increase in transfers to other funds was primarily caused by increased subsidies for higher education (SUNY and CUNY).

Special Revenue, Debt Service and Capital Projects Fund Types

         An operating deficit of $970 million was reported for the Special Revenue Funds for the 2001-02 fiscal year on a GAAP basis, which resulted in the decline of the accumulated fund balance in this fund type to $2.4 billion. Revenues increased $1.4 billion over the prior fiscal year (3.7 percent) as a result of increases in federal grants of $3.3 billion and increased lottery revenues of $568 million, offset by declines in personal income tax revenue of $1.77 billion and decline in miscellaneous revenues of $554 million. The increase in federal grants is primarily related to increased Medicaid claims and disaster aid payments related to the World Trade Center disaster. The decline in personal income tax revenue is primarily due to the reciprocal effect of the increased transfers in March 2001 of surplus funds ($1.2 billion) from the General Fund for School Tax Relief (STAR) program payments occurring in 2002. Expenditures increased $3.85 billion (11.9 percent) as a result of increased costs for local assistance grants of $2.4 billion, World Trade Center disaster assistance payments of $983 million and an increase in the cost of lottery games of $287 million. Net other financing uses decreased $207 million (4.8 percent).

         Debt Service Funds ended the 2001-02 fiscal year with an operating surplus of $76 million and, as a result, the accumulated fund balance in this fund type increased to $2.4 billion. Revenues declined by $120 million (3.6 percent) primarily because of decreases in dedicated tax revenues while debt service expenditures also decreased by $300 million (8.2 percent) primarily due to a decline in the amount of reserve funds used to repay outstanding debt in advance. Net other financing sources decreased $84 million (24.0 percent).

         An operating deficit of $134 million was reported in the Capital Projects Funds for the State's 2001-02 fiscal year end, as a result, the accumulated fund balance deficit increased to $154 million. Revenues increased $208 million (7.3 percent) primarily because of an increase in the allocation of motor fuel taxes and motor vehicle fees. Revenue increases were partially offset by a decline in federal grant revenue attributable to decreased spending for highways and bridges. Expenditures declined $12 million (0.3 percent). Net other financing sources decreased by $463 million (35.2 percent) primarily due to a decline in proceeds from the issuance of financing arrangements and increased transfers from the Dedicated Highway and Bridge Trust fund in support of expenditures for debt service.

                       DEBT AND OTHER FINANCING ACTIVITIES

                             2002-03 Borrowing Plan

         Section 22-c of the State Finance Law requires the State to update its five-year Capital Program and Financing Plan (the "Plan") within 90 days after the enactment of the State Budget. DOB issued an update to the Plan covering the years 2002-03 through 2006-07 on August 16, 2002. Over the five-year Plan, annual debt issuances are expected to average $3.1 billion to support average annual capital projects spending of $5.1 billion, with the remainder financed with State and federal pay-as-you-go resources. Total State-supported debt service costs are projected to increase from $3.65 billion in 2002-03 to $4.75 billion in 2006-07, an average annual increase of 6.8 percent, and total State-supported debt outstanding is expected to increase from $39.0 billion in 2002-03 to $41.9 billion in 2006-07, an average annual increase of 1.8 percent.

         A copy of the updated Plan can be obtained by contacting the Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705, or by visiting its website (http://www.budget.state.ny.us).

              Debt Reform Act--Limitations on State-Supported Debt

         The Debt Reform Act of 2000, which applies to all new State-supported debt issued after March 31, 2000, imposes phased-in caps that limit new debt outstanding to four percent of personal income and new debt service costs to five percent of total governmental receipts. Pursuant to Section 23 of the State Finance Law, the State is required to calculate compliance with the caps annually and report the findings in the Financial Plan update most proximate to October 31. For the 2001-02 fiscal year, both caps are set at 1.25 percent. On October 30, 2002, the State reported that it was in compliance with both debt caps, with new debt outstanding at 0.67 percent of personal income and new debt service at 0.36 percent of total governmental receipts.

                               STATE ORGANIZATION

                            State Retirement Systems

General

         The New York State and Local Retirement Systems (the "Systems") provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 35 percent of the membership during the 2001-02 fiscal year. There were 2,859 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

         As of March 31, 2002, 637,896 persons were members and 306,604 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

Contributions

         Funding is provided in large part by employer and employee contributions. Employers contribute on the basis of the plan or plans they provide for members. Members joining since mid-1976, other than police and fire members, have been required to contribute 3 percent of their salaries. Recently, the Governor signed new legislation that eliminates such member contributions after employees have completed 10 years of retirement system service or membership. For State employees, the Governor is granted the discretion to confer this benefit by negotiating unit.

         By law, the State makes its annual payment to the Systems on or before March 1 for the then current fiscal year ending on March 31 based on an estimate of the required contribution prepared by the Systems. The Director of the Budget is authorized to revise and amend the estimate of the Systems' bill for purposes of preparing the State's budget for a fiscal year. Legislation also provides that any underpayments by the State (as finally determined by the Systems) must be paid, with interest at the actuarially assumed interest earnings rate, in the second fiscal year following the year of the underpayment. Similarly, any overpayment for a fiscal year serves as a credit against the Systems' estimated bill for the second fiscal year following the fiscal year in which the overpayment is made.

         OSC expects that, due in large part to the poor equity market performance for the past two years and in the current year and the fact that employer contributions are based upon a five-year smoothing of equity investments, contributions to the Systems by all employers will increase significantly in 2003-04. As required by State statute, OSC issued an October 15, 2002 State billing estimate with three possible scenarios, ranging from $399 million to $986 million, for fiscal year 2003-04 State employer contributions. The actual billed amount will not be known until June, 2003 after the close of the State's 2002-03 Fiscal Year on March 31, 2003.

Assets and Liabilities

         Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. OSC reports the net assets available for benefits as of March 31, 2002 were $112.7 billion (including $2.1 billion in receivables), a decline of $1.3 billion or 1.2 percent from the 2000-01 level of $114 billion, reflecting, in large part, equity market performance. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries as of March 31, 2002 was $127 billion (including $42.7 billion for current retirees and beneficiaries), an increase of $6.8 billion or 5.7% from the 2000-01 level of $120.2 billion. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differ from net assets in that they are calculated using a five-year smoothing method for valuing equity investments and using amortized cost instead of market value for bonds and mortgages. Actuarial assets increased from $119.5 billion in 2001 to $125.2 billion on March 31, 2002. The table below shows the actuarially determined contributions that have been made over the last six years. See also "Contributions" above.

                    Net Assets Available for Benefits of the
                 New York State and Local Retirement Systems(1)
                              (millions of dollars)

                                                                  Increase/
                Fiscal Year Ended                                (Decrease)
                     March 31           Total Assets(2)       From Prior Year
               -------------------   ---------------------  -------------------
                       1997                  83,947                  8.4

                       1998                 106,319                 26.7

                       1999                 112,723                  6.0

                       2000                 128,889                 14.3

                       2001                 114,044                (11.5)

                       2002                 112,725                 (1.2)

(1) Includes relatively small amounts held under Group Life Insurance Plan. Includes some employer contribution receivables. Fiscal year ending March 31, 2002 includes approximately $2.1 billion of receivables.

(2) Includes certain accrued employer contributions to be paid with respect to service rendered during fiscal years other than the year shown.

                           Contributions and Benefits
                   New York State and Local Retirement Systems
                              (millions of dollars)

    Fiscal Year          All                                                                 Total
      Ended         Participating         Local                                            Benefits
     March 31       Employers(1)      Employers(1)        State(1)         Employees        Paid(2)
  ---------------  ---------------  ---------------    --------------   --------------   -------------
       1997               904               497               407             348            3,204
       1998               463               358               105             369            3,395
       1999               292               156               136             400            3,570
       2000               165                11               154             423            3,787
       2001               215               112               103             319            4,267
       2002               264               199                65             210            4,576

Sources: State and Local Retirement Systems.
(1)      Includes employer premiums to Group Life Insurance Plan.
(2)      Includes payments from Group Life Insurance Plan.

                           AUTHORITIES AND LOCALITIES

                              The City of New York

         As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps.

         To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recovery costs related to the attacks on the World Trade Center. In recent years, the State constitutional debt limit would have prevented the City from entering into new capital contracts, except for the creation of the Transitional Finance Authority in 1997 and TSASC, Inc., in 1999 (a local development corporation empowered to issue debt backed by tobacco settlement revenues). The City expects that these actions will provide sufficient financing capacity to continue its capital program at least through fiscal year 2011.

         For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such delays will not have adverse impacts on the City's cash flow or expenditures.

         For the 2000-01 and 2001-02 fiscal years (ending June 30), the City had operating surpluses of $2.9 billion and $682 million, respectively, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers.

         The City's June 2002 Financial Plan, which incorporates the enacted budget for 2002-03, includes gap-closing actions of $4.8 billion that balance the 2002-03 budget. The 2002-03 gap-closing program includes resources from agency actions and actions to be taken by the federal and State governments and the municipal unions. The 2002-03 budget also includes $1.5 billion in bond proceeds from the TFA to mitigate a portion of the lost tax revenues related to the September 11, 2001 attack on the World Trade Center. The financial plan does not include wage increases for any City employees beyond the current round of collective bargaining.

         The City published its First Quarter Modification to its financial plan on November 14, 2002. The Modification included significantly lower tax revenue projections, reflecting the continuing decline in financial services sector profits and other revised forecasts, which will result in projected gaps to be closed in fiscal years 2002-03 and 2003-04 of approximately $1.1 billion and $6.4 billion, respectively.

         On July 18, 2002, the Mayor announced he was reserving 7.5 percent of City-funded agency spending, and on October 28, 2002 certain agencies were directed to identify additional savings aggregating 2 percent in fiscal year 2002-03 and 4 percent in 2003-04. The City is working to implement a program that accommodates these reductions by lowering City spending, or identifying alternative revenue sources, in an aggregate amount of approximately $1 billion annually starting in fiscal year 2002-03. As a result of the size of the projected gaps, the First Quarter Modification reflects substantial additional revenue initiatives, including proposed increased taxes, which requires City Council and/or State approval, and City proposals for additional State and federal assistance, to eliminate the projected gap for 2002-03 and to substantially reduce or eliminate the projected gap for fiscal year 2003-04.

                                Other Localities

         To help resolve persistent fiscal difficulties in Nassau County, the State enacted legislation in 2000 that created the Nassau County Interim Finance Authority. The Authority is empowered to issue bonds, backed solely by diverted Nassau County sales tax revenues, to achieve short-term budget relief and ensure credit market access for the County. The Authority has $662 million in bonds and $128 million in BANs outstanding as of the date of this Update. The Authority may also impose financial plan requirements on Nassau County. The State expects to make a total of $100 million in transitional aid payments to the County over a five-year period. To date, the State has provided $70 million in transitional assistance: $25 million in both 2000-01 and 2001-02, and $20 million in 2002-03. Future transitional aid payments ($15 million annually in 2003-04 and 2004-05) must be appropriated by the State and are contingent upon the Authority's annual approval of Nassau County's financial plan.

                                   LITIGATION

         The State is party to other claims and litigation, which either its legal counsel has advised that it is not probable that the State will suffer adverse court decisions or the State has determined do not meet the materiality threshold described in the first paragraph of this section of the AIS. Although the amounts of potential losses, if any, resulting from this litigation are not presently determinable, it is the State's opinion that its ultimate liability in any of these cases is not expected to have a material and adverse effect on the State's financial position in the 2002-03 fiscal year or thereafter.

         The General Purpose Financial Statements for the 2001-02 fiscal year reported awarded and anticipated unfavorable judgments of $698 million, of which $91 million is expected to be paid during the 2002-03 fiscal year (for more information on the State's estimated liability, see footnote 13 in the General Purpose Financial Statements for the 2001-02 fiscal year).

         Adverse developments in these proceedings could affect the ability of the State to maintain a balanced 2002-03 Financial Plan. The State believes that the proposed 2002-03 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2002-03 fiscal year, but there can be no assurance that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2002-03 Financial Plan resources available for the payment of judgments.

                             STATE FINANCE POLICIES

         In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that upon such conversion, assets representing 95% of the fair market value of the not-for-profit corporation be transferred to a fund designated as the "public asset fund" to be used for the purpose set forth in ss. 7317 of the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account, pending the hearing of a motion for a preliminary injunction, which is returnable simultaneously with the motions to dismiss, on November 26, 2002.

                                 Line Item Veto

         In Silver V. Pataki, the Speaker of the Assembly of the State of New York challenges the Governor's application of his constitutional line item veto to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998. By decision dated July 20, 2000, the Appellate Division reversed the January 7, 1999 order of the Supreme Court, New York County, and dismissed the petition. By opinion dated July 10, 2001, the Court of Appeals reversed the decision of the Appellate Division, holding that plaintiff has the capacity and standing to sue as a member of the Assembly. By order dated June 17, 2002, the Supreme Court, New York County, granted defendant's motion for summary judgment, dismissing the complaint. Plaintiff has appealed to the Appellate Division, First Department. On July 22, 2002, the Senate of the State of New York moved in Supreme Court to intervene and for reargument.

                                 Budget Process

         In Pataki v. McCall, et al., the Governor seeks a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills on August 2, 2001 and August 3, 2001 violated Article 7, sections 4 and 5 of the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other appropriation bills prior to taking action on the appropriation bills submitted by the Governor. The action also seeks to enjoin the approval of vouchers submitted pursuant to the budget bills enacted by the Senate and Assembly. This action would not affect appropriations enacted to pay debt service obligations for the 2001-02 fiscal year.

         By decision and order dated November 7, 2001, the Supreme Court, Albany County, granted the State Comptroller's motion to dismiss this action as against the Comptroller. The plaintiff has appealed from that order. By decision and order dated January 17, 2002, the Supreme Court, Albany County, granted summary judgment dismissing certain affirmative defenses and declaring the actions of the Legislature in enacting the budget bills as modified or proposed by the Legislature other than the Legislative and Judiciary budget bills an unconstitutional violation of article VII of the State Constitution and denied defendants' cross-motions for summary judgment. Defendants have appealed from the January 17, 2002 order to the Appellate Division, Third Department.

                              Real Property Claims

         Indian land claims include Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., both in the United States District Court for the Northern District of New York and Seneca Nation of Indians, et al. v. State, et al., in the United States District Court for the Western District of New York.

         In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit.

                                   School Aid

         In Campaign for Fiscal Equity Inc. et al. v. State, et al. (Supreme Court, New York County), plaintiffs challenge the State's method of providing funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State's public school financing system violates article 11, section 1 of the State Constitution and Title VI of the federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards.

         This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the federal and State constitutions and Title VI of the federal Civil Rights Act of 1964. It reversed dismissal of the claims under article 11, section 1 of the State Constitution and implementing regulations of Title VI, and remanded these claims for trial.

         By decision dated January 9, 2001, following trial, the trial court held that the State's education funding mechanism does not provide New York City students with a "a sound basic education" as required by the State Constitution, and that it has a disparate impact on plaintiffs in violation of regulations enacted by the U.S. Department of Education pursuant to Title VI of the Civil Rights Act of 1964. The court ordered that defendants put in place reforms of school financing and governance designed to redress those constitutional and regulatory violations, but did not specify the manner in which defendants were to implement these reforms. The State appealed, and the trial court's decision was stayed pending resolution of the appeal. By decision and order entered June 25, 2002, the Appellate Division, First Department, reversed the January 9, 2001 decision and dismissed the claim in its entirety. On July 22, 2002, the plaintiffs filed a notice of appeal to the decision and order to the Court of Appeals.

                                 STATE PROGRAMS

                                    Medicaid

         There are two separate cases or lines of cases reported in this section.

         Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and federal law.

         In a consolidated action commenced in 1992 (Dowd, et al. v. Bane, Supreme Court, New York County), Medicaid recipients and home health care providers and organizations challenge (1) the 1992 promulgation by the State Department of Social Services (DSS) of a home assessment resource review instrument (HARRI), to be used by DSS to determine eligibility for and the nature of home health care services for Medicaid recipients, and (2) the DSS policy of limiting reimbursable hours of service until a patient is assessed using the HARRI. In a related case, Rodriguez v. DeBuono, on April 19, 1999, the United States District Court for the Southern District of New York enjoined the State's use of task based assessment, which is similar to the HARRI, unless the State assesses safety monitoring as a separate task based assessment, on the ground that such use would violate federal Medicaid law and the Americans with Disabilities

Act. By order dated October 6,1999, the Second Circuit reversed the April 19, 1999 order and vacated the injunction.

         In a related case, Charles T. Sitrin Health Care Center, Inc., et al.
v. SONY et al., plaintiffs seek a judgment declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, amendments to Public Health Law ss. 2907-d, enacted as part of Chapter 1 of the Laws of 2002, also known as the Health Care Workforce Recruitment & Retention Act of 2002, or "HCRA 2002," which impose a 6% assessment on nursing home gross receipts from patient care services and operating income.

                           General Fund Financial Plan
                   Annual Change in Receipts and Disbursements
                              (millions of dollars)

                                              2001-2002               2002-2003
                                               Actuals       Change    October
                                              ----------    --------  ----------
OPENING FUND BALANCE (1)                          1,110        (78)      1,032
                                              ==========    ========  ==========
Personal Income Tax (2)                          25,854     (2,512)     23,342
User Taxes and Fees:
Sales and Use Tax                                 6,131        225       6,356
Cigarette and Tobacco Tax                           532        (65)        467
Motor Fuel Tax                                        0          0           0
Motor Vehicle Fees                                  185       (121)         64
Alcoholic Beverage Taxes and Fees                   212          6         218
Auto Rental Tax                                      38        (38)          0
                                              ----------    --------  ----------
Subtotal                                          7,098          7       7,105
                                              ----------    --------  ----------
Business Taxes:
Corporation Franchise Tax                         1,515        213       1,728
Corporation and Utilities Taxes                     972         53       1,025
Insurance Taxes                                     633        (36)        597
Bank Tax                                            496         (4)        492
Petroleum Business Tax                                0          0           0
                                              ----------    --------  ----------
Subtotal                                          3,616        226       3,842
                                              ----------    --------  ----------
Other Taxes:
Estate and Gift Taxes                               767        (12)        755
Real Property Gains Tax                               5         (3)          2
Pari-mutuel Tax                                      30         (1)         29
Other Taxes                                           1          0           1
Subtotal                                            803        (16)        787
                                              ----------    --------  ----------
Miscellaneous Receipts & Federal Grants           1,625        523       2,148
Transfers from Other Funds: (2)
Sales Tax in Excess of LGAC Debt Service          1,750         58       1,808
All Other Transfers                                 398        468         866
                                              ----------    --------  ----------
Subtotal                                          2,148        526       2,674
                                              ----------    --------  ----------
TOTAL RECEIPTS                                   41,144     (1,246)     39,898
                                              ==========    ========  ==========
Grants to Local Governments                      27,835       (987)     26,848
State Operations                                  7,839        (24)      7,815
General State Charges                             2,650        197       2,847
Debt Service                                          0          0           0
Transfers to Other Funds:
In Support of Debt Service                        2,086       (235)      1,851
In Support of Capital Projects                      289       (115)        174
All Other Transfers                                 523        156         679
                                              ----------    --------  ----------

                                                         2001-2002            2002-2003
                                                          Actuals    Change    October
                                                        ----------- -------- ------------
Subtotal                                                   2,898      (194)     2,704
                                                        ----------- -------- ------------
TOTAL DISBURSEMENTS                                       41,222    (1,008)    40,214
                                                        =========== ======== ============
Excess (Deficiency) of Receipts and Other Financing
Sources over Disbursements and Other Financing
Uses                                                         (78)     (238)      (316)
                                                        ----------- -------- ------------
CLOSING FUND BALANCE                                       1,032      (316)       716
                                                        ----------- -------- ------------

Source: Division of the Budget
(1) 2001-02 opening fund balance reflects reclassification of the Fringe Benefit Escrow Fund from the Agency Group Fund to the General Fund.
(2) Includes personal income tax receipts that flow through the Revenue Bond Tax Fund and the OSC reports as a transfer from the Debt Service Funds Group.

                               Cash Financial Plan
                             2002-2003 General Fund
                    Comparison of Receipts and Disbursements
                              (millions of dollars)


                                                                         July                      October
                                                                         Plan         Change        Plan
                                                                        -------       ------       -------
Opening fund balance                                                      1,032            0         1,032
                                                                        -------       ------       -------
Receipts:
Taxes:
   Personal income tax (1)                                               23,342            0        23,342
   User taxes and fees                                                    7,105            0         7,105
   Business taxes                                                         3,842            0         3,842
   Other Taxes                                                              787            0           787
Miscellaneous receipts                                                    2,148            0         2,148
Transfers from other funds:
   LGAC                                                                   1,808            0         1,808
   All other (1)                                                            866            0           866
                                                                        -------       ------       -------
   Total receipts                                                        39,898            0        39,898
                                                                        -------       ------       -------
Disbursements:
Grants to local governments                                              26,848            0        26,848
State operations                                                          7,815            0         7,815
General State charges                                                     2,847            0         2,847
Transfers to other funds:
   Debt service                                                           1,851            0         1,851
   Capital projects                                                         174            0           174
   State university                                                          86            0            86
   Other purposes                                                           593            0           593
                                                                        -------       ------       -------
   Total disbursements                                                   40,214            0        40,214
                                                                        -------       ------       -------
Change in fund balance                                                     (316)           0          (316)
                                                                        -------       ------       -------
Closing fund balance                                                        716           (0)          716
                                                                        =======       ======       =======

Source: Division of the Budget
(1) Includes personal income tax receipts that flow through the Revenue Bond Tax Fund and the OSC reports as a transfer from the Debt Service Funds Group.

                               CASH FINANCIAL PLAN
                        2002-2003 ALL GOVERNMENTAL FUNDS
                              (millions of dollars)

                                                                  Special     Capital       Debt
                                                      General     Revenue    Projects      Service         (MEMO)
                                                       Fund        Funds       Funds        Funds          Total
                                                      -------     --------   ---------     --------      ---------
Opening fund balance                                    1,032        1,047        (268)         169          1,980
                                                      -------     --------   ---------     --------      ---------
Receipts
Taxes                                                  35,076        4,225       1,673        2,479         43,453
Miscellaneous Receipts                                  2,148        9,591       2,507          626         14,872
Federal grants (1)                                          0       28,783       1,576            0         30,359
                                                      -------     --------   ---------     --------      ---------
   Total receipts                                      37,224       42,599       5,756        3,105         88,684
                                                      -------     --------   ---------     --------      ---------
Disbursements: (1)
Grants to local governments                            26,848       35,442       1,241            0         63,531
State operations                                        7,815        7,193           0            7         15,015
General State charges                                   2,847          560           0            0          3,407
Debt service                                                0            0           0        3,550          3,550
Capital projects                                            0            4       4,049            0          4,053
                                                      -------     --------   ---------     --------      ---------
   Total disbursements                                 37,510       43,199       5,290        3,557         89,556
                                                      -------     --------   ---------     --------      ---------
Other financing sources (uses):
Transfers from other funds                              2,674        3,002         199        4,984         10,859
Transfers to other funds                               (2,704)      (2,477)     (1,241)      (4,537)       (10,959)
Bond and note proceeds                                      0            0         260            0            260
                                                      -------     --------   ---------     --------      ---------
   Net other financing sources (uses)                     (30)         525        (782)         447            160
                                                      -------     --------   ---------     --------      ---------
Change in fund balance                                   (316)         (75)       (316)          (5)          (712)
                                                      -------     --------   ---------     --------      ---------
Closing fund balance                                      716          972        (584)         164          1,268
                                                      =======     ========   =========     ========      =========

Source: Division of the Budget
(1)      Excludes appropriated federal "pass-through" aid.

                               GAAP FINANCIAL PLAN
                                  GENERAL FUND
                             2001-2002 AND 2002-2003
                              (millions of dollars)

                                                                                2001-2002    2002-2003
                                                                                  Actual     Projected     Change
                                                                               -----------  -----------  -----------
Revenues:
     Taxes:
         Personal income tax                                                       22,617       22,566          (51)
         User taxes and fees                                                        7,136        7,230           94
         Business taxes                                                             3,412        4,328          916
     Other taxes                                                                    1,129          779         (350)
Miscellaneous receipts                                                              2,924        3,996        1,072
                                                                               -----------  -----------  -----------
     Total revenues                                                                37,218       38,899        1,681
                                                                               ===========  ===========  ===========
Expenditures:
Grants to local governments                                                        28,627       28,426         (201)
State operations                                                                    9,705       10,051          346
General State charges                                                               2,337        2,330           (7)
Debt service                                                                           16           23            7
Capital projects                                                                        0            1            1
                                                                               -----------  -----------  -----------
     Total expenditures                                                            40,685       40,831          146
                                                                               ===========  ===========  ===========
Other financing sources (uses):
Transfers from other funds                                                          5,369        6,122          753
Transfers to other funds                                                           (5,525)      (4,883)         642
Proceeds of general obligation bonds                                                    0            0            0
Proceeds from financing arrangements/ advance refundings                              205          259           54
                                                                               -----------  -----------  -----------
     Net other financing sources (uses)                                                49        1,498        1,449
                                                                               ===========  ===========  ===========
Excess (deficiency) of revenues and other financing sources over
     expenditures and other financing uses                                         (3,418)        (434)       2,984
                                                                               ===========  ===========  ===========
Accumulated surplus                                                                   492           58
                                                                               ===========  ===========
Source: Division of the Budget

                          ANNUAL INFORMATION STATEMENT
                                STATE OF NEW YORK
                               Dated: June 3, 2002

Table of Contents
--------------------------------------------------------------------------------
     Introduction .......................................................  C-21

Current Fiscal Year .....................................................  C-21
     Recent Events ......................................................  C-21
     Overview of the 2002-03 Financial Plan .............................  C-21
     2002-03 State Financial Plan .......................................  C-23
     2002-03 GAAP-Basis Financial Plan ..................................  C-30
     Special Considerations .............................................  C-30

          [The Following Sections of the AIS are not set forth herein]

Prior Fiscal Year
     Cash-Basis Results for Prior Fiscal Years
     GAAP-Basis Results for Prior Fiscal Years

Economic and Demographics
     The U.S. Economy
     The New York Economy
     Economic and Demographic Trends

Debt and Other Financing Activities
     Legal Categories of State Debt and Other Financings
     Local Government Assistance Corporation
     2002-03 Borrowing Plan
     Debt Reform Act--Limitations on State-Supported Debt
     Outstanding Debt of the State and Certain Authorities
     Debt Service Requirements
     Long-Term Trends

State Organization
     State Government
     State Financial Procedures
     State Government Employment
     State Retirement Systems

Authorities and Localities
     Public Authorities
     Metropolitan Transportation Authority
     The City of New York
     Other Localities

Litigation
     General
     State Finance Policies
     Real Property Claims
     Civil Rights Claims
     School Aid
     State Programs

Exhibit A to Annual Information Statement
     Glossary of Financial Terms

Exhibit B to Annual Information Statement
     Principal State Taxes and Fees

                          ANNUAL INFORMATION STATEMENT
                            OF THE STATE OF NEW YORK

                                  INTRODUCTION

         This Annual Information Statement (AIS) is dated June 3, 2002 and contains information only through that date. This AIS constitutes the official disclosure information regarding the financial condition of the State. It includes a discussion of the State's current fiscal year and results from the three prior fiscal years, as well as information on the State's economy, debt and other financing activities, governmental organization, public authorities and localities, and litigation.

         The State plans to issue updates to this AIS in July 2002, November 2002 and February 2003. The State intends to announce publicly when an update or a supplement is issued. The State may choose to incorporate by reference all or a portion of this AIS in Official Statements or related disclosure documents for State or State-supported debt issuance. Readers may obtain informational copies of the AIS, updates, and supplements by contacting Mr. Louis Raffaele, Chief Budget Examiner, Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705, or the Office of the State Comptroller, 110 State Street, Albany, NY 12236, (518) 474-4015. This AIS has also been filed with the Nationally Recognized Municipal Securities Information Repositories. The General Purpose Financial Statements for the 2001-02 fiscal year will be available beginning in July 2002 and can be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236.

         Informational copies of this AIS are available electronically on the Division of the Budget (DOB) Internet site at www.state.ny.us/dob. Typographical or other errors may have occurred in converting the original source documents to their digital format, and DOB assumes no liability or responsibility for errors or omissions contained at the Internet site.

         The information relating to the State of New York in this AIS has been furnished by DOB and the Office of the State Comptroller (OSC), with additional information obtained from sources that the State believes to be reliable, but its presentation herein has not been subject to an independent audit process. Information relating to matters described in the section entitled "Litigation" is furnished by the Office of the State Attorney General. This AIS, including the Exhibits attached hereto, should be read in its entirety, together with any update or supplement.

         During the fiscal year, the Governor, the State Comptroller, State legislators, and others may issue statements or reports that contain predictions, projections or other information relating to the State's financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially from the information provided in this AIS. Investors and other market participants should, however, refer to this AIS, as revised, updated, or supplemented, for official information regarding the financial condition of the State.

                               CURRENT FISCAL YEAR

                                  RECENT EVENTS

         The State's current fiscal year began on April 1, 2002 and ends on March 31, 2003. The State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2002-03 fiscal year on March 26, 2002, and the remaining appropriations and accompanying legislation constituting the budget for the 2002-03 fiscal year on May 16, 2002. The Governor did not veto any legislative additions to the budget.

                     OVERVIEW OF THE 2002-03 FINANCIAL PLAN

         In January 2002, the Governor presented a balanced 2002-03 Financial Plan (the Executive Plan) with proposals that closed a combined 2001-02 and 2002-03 General Fund budget gap of $6.8 billion, according to DOB. The Executive Plan reflected legislative and administrative actions taken during 2001-02 following the World Trade Center terrorist attacks that produced savings of $2.4 billion; the use of reserves set aside for economic uncertainties ($1.11 billion) and through the Temporary Assistance for Needy Families (TANF) program ($885 million); and revenue and spending actions totaling $2.4 billion (of which approximately $560 million were non-recurring). As a result, the 2001-02 and 2002-03 Financial Plans were projected to be in balance on a cash basis at that time.

         In April 2002, DOB projected a shortfall of approximately $1.4 billion from the Executive Plan resulting primarily from lower than projected receipts associated with the final settlement of 2001 tax liability. DOB expects that the majority of this shortfall will be non-recurring, with a significant portion attributable to income losses associated with the World Trade Center terrorist attacks.

         On May 22, 2002, DOB issued a revised 2002-03 Financial Plan following final action on the budget by the State Legislature (the Enacted Plan) to reflect enactment of a series of non-recurring actions to offset the projected revenue losses and produce a balanced 2002-03 Financial Plan. The actions include a tax amnesty program, increased receipts from the sale of abandoned property, a change in the payment date for various business taxes, and utilization of available cash reserves and other fund balances.

         As compared to the Executive Plan, the Enacted Plan also supports spending restorations of approximately $600 million related to education, health, economic development, and human services. These costs are fully financed through actions to reduce spending or increase revenues on a recurring basis, including education building aid reform, workforce savings through attrition and an early retirement program, and tobacco tax increases and enforcement actions, as well as the use of resources from other funds.

         General Fund receipts and transfers from other funds are projected to total $39.90 billion in 2002-03, a decrease of $1.25 billion or -3.0 percent from the 2001-02 fiscal year. General Fund disbursements, including transfers to other funds, are projected to total $40.22 billion for 2002-03, an annual decrease of $1.01 billion or -2.4 percent from the 2001-02 fiscal year. The

General Fund closing balance is projected to total $716 million, a decline of $316 million from 2001-02.

         Projected General Fund disbursements in the Enacted Plan are essentially unchanged from the levels projected in the Executive Plan. The annual decrease in spending results from efforts to limit the growth of State operations, capital and debt service costs, and by the reduction of General Fund spending through the use of alternate financing sources, including TANF reserves and health care resources created under the Health Care Reform Act (HCRA). These reductions are partially offset by increases for school aid, collective bargaining, pensions and other fringe benefits, and underlying programmatic growth in health programs.

         All Governmental Funds spending for 2002-03 is projected to be $89.56 billion, consisting of $59.35 billion in State-supported spending and $30.21 billion in federal aid. This represents an increase of $5.08 billion or 6.0 percent for 2001-02 (after excluding federal World Trade Center "pass-through" disaster assistance funds to The City of New York and other localities).

         The following table summarizes projected spending for the General Fund, State Funds, and All Governmental Funds in the 2002-03 Enacted Plan. For the definitions of these spending categories see Exhibit A.

                                                                                              Avg. Annual
                           Actual          Projected                            Percent         Percent
                           2001-02          2002-03           Dollar            Change           Change
                          Spending         Spending           Change             From         1994-95 thru
                        ($ millions)     ($ millions)      ($ millions)         2001-02         2002-03
                       --------------   --------------    --------------    --------------   --------------
General Fund              $41,222           $40,214          $(1,008)           (2.4%)            2.3%
State Funds                56,978            59,358            2,380             4.2%             4.2%
All Funds                  84,475            89,556            5,081             6.0%             4.7%

Note: All Governmental Funds spending excludes federal "flow-through" aid to New York City for costs incurred as a result of the World Trade Center attacks.

         The projected 2002-03 General Fund closing balance of $716 million consists of $710 million in the Tax Stabilization Reserve Fund (the State's "rainy day" fund) and $6 million in the Contingency Reserve Fund (the State's litigation reserve).

         The 2002-03 General Fund balance excludes amounts on deposit in the refund reserve account. The State had a balance of $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year and projects to have a balance of $427 million on deposit at the end of 2002-03 (a decline of $1.25 billion from 2001-02). A portion of these reserves ($1.1 billion) are expected to be used to help balance the Enacted Plan by replacing revenues lost in the aftermath of the World Trade Center terrorist attacks. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one fiscal year to the next. Changes to the refund reserve impact the level of reported personal income tax receipts.

                          2002-03 STATE FINANCIAL PLAN

       Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. The State's fund structure adheres to the accounting standards of the Governmental Accounting Standards Board. This section discusses significant activities in the General Fund and the other governmental funds anticipated in 2002-03.

                                  General Fund

       The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2002-03 fiscal year, the General Fund is expected to account for approximately 42 percent of All Governmental Funds disbursements. For an explanation of the composition of All Governmental Funds spending in recent years, please see the section entitled "Prior Fiscal Years" in this AIS. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. The graphs below depict the components of projected receipts and disbursements in the General Fund (in percent).


                              [CHARTS APPEARS HERE]

Business Taxes                  9.6%
Other Taxes                     2.0%
Misc. Receipts/Transfers       12.1%
Personal Income Tax            58.5%
User Taxes & Fees              17.8%


Local Assistance               66.8%
State Operations               19.4%
Debt Service                    4.5%
General State Charges           7.1%
Capital/Other                   2.1%

       Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The 2002-03 Enacted Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The World Trade Center attacks magnified the uncertainties inherent in the State's forecasts, and increase the likelihood that current projections will differ materially and adversely from the projections set forth in this AIS. See the section entitled "Special Considerations" below for a discussion of certain risks and uncertainties faced by the State.

Projected General Fund Receipts

         To close the significant 2002-03 budget gap caused largely by the events of September 11, the Enacted Plan contains numerous revenue actions. These actions include: lowering the threshold for sales and withholding tax electronic funds transfer ($58 million); increasing alcoholic beverage control license fees ($8 million); adopting a new price index for the prepayment of sales tax on cigarettes ($6 million); increasing the tax rate on tobacco products to 37 percent of wholesale price ($15 million); enhancing cigarette enforcement measures ($5 million); changing the mandatory first installment payment of estimated taxes for certain businesses from 25 percent to 30 percent ($100 million); authorizing a tax amnesty program (net benefit of $175 million primarily in personal income and business taxes); selling securities held as abandoned property ($300 million); increasing miscellaneous receipts from bond issuance charges ($115 million); changing the surcharge on wireless services ($38 million); transferring Power Authority resources to fund the Power for Jobs program ($42 million); and providing new technology investments at the Department of Taxation and Finance to increase audit collections ($130 million).

                              General Fund Receipts
                                  (in millions)

                  1999-00        2000-01         2001-02         2002-03
                  --------      ---------       ---------       ---------
                  $37,395        $39,883         $41,144         $39,898

         Total General Fund receipts, including transfers from other funds are projected to total $39.90 billion in fiscal year 2002-03, a decrease of $1.25 billion from 2001-02. This total includes $35.08 billion in tax receipts, $2.15 billion in miscellaneous receipts, and $2.67 billion in transfers from other funds. The transfer of $1.68 billion in resources through the tax refund reserve account from fiscal year 2001-02 to fiscal year 2002-03 has the effect of exaggerating the change in State receipts from year to year by depressing 2001-02 figures and inflating 2002-03 projections. Table 3 at the end of this section outlines the movement of resources across the fiscal years.

                              Personal Income Taxes
                                  (in millions)

                  1999-00        2000-01         2001-02         2002-03
                 ---------      ---------       ---------       ---------
                  $20,339        $23,566         $25,854         $23,342

         The personal income tax is imposed on individuals, estates, and trusts, and is based, with certain modifications, on federal definitions of income and deductions. Net General Fund personal income tax collections are projected to reach $23.34 billion in fiscal year 2002-03. Collections in this category, which account for over half of General Fund receipts, are expected to fall below 2001-02 results by $2.51 billion. After excluding the impact of the tax refund reserve transaction and the diversion of certain income tax receipts to the STAR fund, the underlying decline in projected receipts is approximately $900 million or 3 percent.

         The year-to-year decline in receipts is caused primarily by the economic dislocation caused by the terrorist attacks of September 11, the national recession, the decline in equity markets, and the drop in compensation paid to financial service workers. Personal income tax payments associated with the 2001 tax year are significantly below 2000 levels, with associated impacts on final payments and refunds.

                               User Taxes and Fees
                                  (in millions)

                  1999-00        2000-01         2001-02         2002-03
                 ---------      ---------       ---------       ---------
                   $7,604         $7,404          $7,098          $7,105

         User taxes and fees are comprised of the State's sales and use tax; and cigarette, tobacco, alcoholic beverage, and auto rental taxes. They also include receipts from motor vehicle fees and alcoholic beverage license fees. Dedicated transportation funds outside the General Fund receive all the revenues of the motor fuel tax and motor vehicle registration fees, and all highway use taxes and fees.

         Receipts from user taxes and fees are projected to total $7.11 billion in fiscal year 2002-03, an increase of $7 million from 2001-02, attributable to the projected growth in the sales tax base (after adjusting for tax law changes and other factors) of 3.0 percent yielding a projected cash growth of 3.8 percent, as well as an increase in alcoholic beverage tax receipts and legislation enacted for 2002-03 increasing the tax on tobacco products and increasing most alcoholic beverage control license fees. Decreases in the motor vehicle fees, cigarette tax, and auto rental tax components offset most of the gains. The decline in General Fund cigarette tax receipts is the result of the increased dedication of these receipts to the Tobacco Control and Insurance Initiatives Pool. The decline in motor vehicle fees and auto rental taxes in the General Fund largely reflect the increased dedication of these sources to the Dedicated Highway and Bridge Trust Fund.

                                 Business Taxes
                                  (in millions)

                  1999-00        2000-01         2001-02         2002-03
                 ---------      ---------       ---------       ---------
                   $4,560         $4,328          $3,616          $3,842

         Business taxes include franchise taxes based generally on the net income of business, banking, and insurance corporations, taxes based on the gross receipts of utilities, and gallonage-based petroleum business taxes. Total business tax collections are projected to total $3.84 billion in fiscal year 2002-03, an increase of $226 million from 2001-02. The increase is concentrated in the corporation franchise tax and utility taxes, and is due largely to changes in the schedule by which certain businesses make estimated tax payments and to the new tax amnesty program.

                                   Other Taxes
                                  (in millions)

                  1999-00        2000-01         2001-02         2002-03
                 ---------      ---------       ---------       ---------
                   $1,107           $795            $803            $787

         Other taxes include the estate and gift tax, the real property gains tax, and pari-mutuel taxes. Other taxes are projected to total $787 million in fiscal year 2002-03, a decrease of $16 million from 2001-02. The primary factors accounting for this decline include tax reductions in pari-mutuel taxes, real property gains taxes, and estate and gift taxes enacted in prior fiscal years.

                             Miscellaneous Receipts
                                  (in millions)

                  1999-00        2000-01         2001-02         2002-03
                 ---------      ---------       ---------       ---------
                   $1,648         $1,553          $1,625          $2,148

         Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain license and fee revenues. Receipts in this category are projected to total $2.15 billion in fiscal year 2002-03, an increase of $523 million from 2001-02. The growth includes the sale of abandoned property assets, fees from bond issuance charges, resources from other funds, and revenues from the surcharge on wireless communication services.

                           Transfers From Other Funds
                                  (in millions)

                  1999-00        2000-01         2001-02         2002-03
                 ---------      ---------       ---------       ---------
                   $2,137         $2,237          $2,148          $2,674

         Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements, including the one percent sales tax used to support payments to the Local Government Assistance Corporation
(LGAC). Transfers from other funds are projected to total $2.67 billion in fiscal year 2002-03, an increase of $526 million from 2001-02 (primarily from the receipt of available fund balances, including amounts from the Environmental Protection Fund).

Projected General Fund Disbursements

         General Fund disbursements and transfers to other funds are estimated to total $40.21 billion for 2002-03, a decrease of $1.01 billion or 2.4 percent from 2001-02. Spending for most ongoing programs is consistent with 2001-02 funding levels. The annual decline in spending results primarily from the use of Temporary Assistance For Needy Families (TANF) reserves ($955 million) and other non-General Fund sources to maintain program commitments at a reduced General Fund cost ($1.5 billion). Annual increases for pensions and other fringe benefit costs ($197 million), school aid ($186 million on a fiscal year basis), and health care partially offset the savings produced by these actions. The annual change in spending is explained by financial plan category in more detail below.

                           General Fund Disbursements
                                  (in millions)

                  1999-00        2000-01         2001-02         2002-03
                 ---------      ---------       ---------       ---------
                  $37,170        $39,702         $41,222         $40,214

         Total projected spending in the Enacted Plan is essentially unchanged from the level recommended in the Executive Plan. Legislative additions of approximately $600 million for education ($360 million), the Tuition Assistance Program ($149 million), and various health and human services programs ($91 million) were offset through savings from the use of alternate financing sources for health care and other programs ($268 million), spending reductions ($200 million), and building aid reform ($88 million).

                           Grants to Local Governments
                                  (in millions)

                  1999-00        2000-01         2001-02         2002-03
                 ---------      ---------       ---------       ---------
                  $25,590        $26,667         $27,835         $26,848

         Grants to local governments is the largest category of General Fund disbursements and includes financial aid to local governments and non-profit organizations, as well as entitlement payments for individuals. The largest areas of spending in local assistance are for aid to public schools (46 percent) and for the State's share of Medicaid payments to medical providers (22 percent). Spending for higher education programs (5 percent), mental hygiene programs (6 percent), welfare assistance (4 percent), and children and families services (4 percent) represent the next largest areas of local aid.

         Spending in local assistance is estimated at $26.85 billion in 2002-03, a decrease of $987 million (3.5 percent) from the 2001-02 fiscal year. Although overall spending declines, funding for some programs is increasing, including education, higher education, and underlying spending growth in Medicaid and other health programs. These increases are more than offset by maximizing the use of non-General Fund revenue sources to finance program costs, including the use of nursing home assessments ($266 million), alternate funding sources for various Medicaid and health programs ($872 million), and the use of federal TANF reserves for higher education and welfare assistance programs ($955 million).

         School aid of $14.6 billion on a school year basis reflects a school year increase of $410 million. On a fiscal year basis, General Fund spending for school aid is projected at $12.36 billion in 2002-03, an increase of $186 million over 2001-02. This reflects increases for most major aid components, implementation of building aid reforms, and the latest estimate of available lottery funds.

         Medicaid spending is estimated at $5.85 billion in 2002-03, a decrease of $359 million (5.8 percent) from 2001-02. Expected underlying spending growth of roughly 7 percent is offset by approximately $800 million from various proposed revenue actions and program restructuring initiatives. Proposed actions that will lower General Fund costs include implementation of a nursing home assessment ($266 million), increased Intergovernmental Transfers and Upper Payment Limit payments ($74 million), and increased health care spending supported by HCRA ($475 million).

         General Fund spending for health programs is projected at $496 million, a net decrease of $174 million (26 percent) from 2001-02. Higher costs for a projected increase in participation in the Early Intervention program and other programmatic growth is more than offset by utilizing dedicated funding sources of $323 million for various health programs. These dedicated funding sources will support the cost of the Elderly Pharmaceutical Insurance Coverage (EPIC) program ($194 million), State support for the Roswell Park Cancer Institute ($60 million), the Public Health Campaign program, Indian Health programs, and Immunization and Water Supply Protection ($69 million).

         Spending on welfare is projected at $496 million, a decrease of $564 million (53.2 percent) from 2001-02. This decrease is largely attributable to the additional use of federal TANF funds ($514 million) to support program costs.

         Higher Education Service Corporation (HESC) spending is projected at $284 million, a decrease of $406 million (58.9 percent) from 2001-02. This reduction primarily reflects the use of federal TANF funds to finance spending on the Tuition Assistance Program ($380 million).

         Spending for all other local assistance programs will total $7.36 billion in 2002-03, a net increase of $330 million (4.7 percent) from 2001-02. This increase primarily includes increased support for the preschool special education program ($96 million), funding for the Yonkers settlement agreement ($92 million), and additional funding for the Community Projects Fund ($58 million).

                                State Operations
                                  (in millions)

                  1999-00        2000-01         2001-02         2002-03
                 ---------      ---------       ---------       ---------
                   $6,600         $7,604          $7,839          $7,815

         State operations pays for the costs of operating the Executive, Legislative, and Judicial branches of government. State operations spending increases $358 million for the annualized costs of labor agreements and related costs with State employee unions. These costs are more than offset by proposed spending restraint and revenue maximization efforts totaling $382 million. The imposition of a strict hiring freeze, offering a retirement incentive to State employees, and various actions to restrain spending in all agencies are anticipated to save $96 million. In addition, a total of $286 million in additional savings are projected to be available in 2002-03 from various revenue maximization efforts to finance State operations spending. These efforts include $141 million in additional Patient Income Account revenues to offset spending on mental hygiene programs, and $79 million in additional federal and other funding sources to finance spending on higher education and health programs.

         The State's overall workforce is projected to be 191,100 persons by the end of 2002-03, down approximately 5,000 from November 2001 when the Governor announced a series of cost savings actions following the World Trade Center attacks. This reduction will occur through attrition and early retirement.

                              General State Charges
                                  (in millions)

                  1999-00        2000-01         2001-02         2002-03
                 ---------      ---------       ---------       ---------
                   $2,087         $2,567          $2,650          $2,847

         General State charges (GSCs) account for the costs of providing fringe benefits to State employees and retirees of the Executive branch, Legislature, and Judiciary. These payments, many of which are mandated by statute and collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation, and unemployment insurance. GSCs also cover State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers.

         Disbursements for GSCs are estimated at $2.85 billion in fiscal year 2002-03, an increase of $197 million from the prior year. The projected growth is primarily attributable to rising health insurance costs and additional contributions to the State and Local Employee Retirement System (ERS). The Enacted Plan projects $55 million in additional State contributions to the ERS for fiscal year 2002-03 based on an anticipated decline in the value of pension fund assets. The pension estimate assumes an ERS contribution rate of 1.5 percent of salary for the 2002-03 fiscal year, an increase from 0.7 percent in 2001-02. Significant growth is also expected in costs for health insurance premiums, which are projected to increase 11 percent in calendar year 2002.

                             Transfer to Other Funds
                                  (in millions)

                  1999-00        2000-01         2001-02         2002-03
                 ---------      ---------       ---------       ---------
                   $2,887         $2,863          $2,898          $2,704

         Transfers to other funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds where these costs are not funded from other sources. For a full discussion of the State's capital and debt programs, see the section entitled "Debt and Other Financing Activities" in this AIS.

         Transfers for debt service total $1.85 billion in 2002-03, a reduction of $235 million. The decrease is primarily attributable to continued savings resulting from the use of $1 billion from the Debt Reduction Reserve Fund over the last several fiscal years to reduce high cost debt, the use of the new lower-cost State Personal Income Tax Revenue Bonds to finance capital projects, and the benefits of legislation that will enhance the State's ability to manage its bond portfolio and reduce borrowing costs.

         Transfers for capital projects pay for projects that are not financed by bond proceeds, dedicated taxes, Federal grants or other revenues. Transfers for capital projects in 2002-03 are projected to decrease by $115 million and reflect the one-time conversion of certain capital projects from pay-as-you-go financing to bonding.

         The State's cost of transfers to the State University increased by $17 million over 2001-02 primarily due to financing the State's share of an outstanding SUNY loan.

         All other transfers, which include all remaining transfers from the General Fund to other funds, are estimated to total $593 million in 2002-03, an increase of $139 million. The growth is attributable to increases in Medicaid payments to SUNY hospitals ($89 million) and the State's subsidy to the Court Facilities Incentive Aid Fund to support Judiciary capital projects ($52 million).

Non-Recurring Actions

         The non-recurring actions incorporated in the 2002-03 Enacted Plan, are primarily intended to finance the extraordinary revenue losses associated with the 2001 tax year that DOB expects will not recur.

         The vast majority of the non-recurring resources utilize existing available fund balances, including the Abandoned Property Fund ($300 million), the Environmental Protection Fund and the Superfund ($264 million), the State of New York Mortgage Agency ($150 million), the New York State Housing Finance Agency ($50 million), the Power Authority of the State of New York ($42 million), various health and Medicaid Special Revenue Funds ($341 million), the Higher Education Services Corporation ($39 million), the Dormitory Authority of the State of New York ($12 million), and various routine fund transfers ($75 million).

         In addition, a variety of measures were enacted to preserve revenues, including a tax amnesty program ($175 million), a change in the payment date on various business taxes ($100 million), recoveries of school aid and welfare overpayments ($39 million), and changes in tax collection procedures ($64 million).

General Fund Closing Balance

         The 2002-03 Financial Plan projects a closing balance in the General Fund of $716 million. The closing balance is comprised of $710 million in the Tax Stabilization Reserve Fund and $6 million in the Contingency Reserve Fund. The closing balance declined by $316 million from 2001-02, reflecting the use of balances in the Community Projects Fund, the Contingency Reserve Fund, and the Universal Pre-K Fund. The closing fund balance excludes $427 million expected to be on deposit in the refund reserve account at the close of 2002-03.

                Outyear Projections of Receipts and Disbursements

         The Executive Plan projected General Fund budget gaps of $2.8 billion for 2003-04 and $3.3 billion for 2004-05. DOB will formally update its projections of receipts and disbursements for future years in early 2003, as part of the Governor's 2003-04 Executive Budget. Preliminary analysis by DOB indicates that the State will have a 2003-04 budget gap which is larger than projected at the time of the Executive Plan, but significantly below the shortfall that was closed as a part of actions on the 2002-03 Enacted Plan. The Governor will submit a balanced budget and Financial Plan for 2003-04 in early 2003, as required by law.

         In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1.0 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03.

                            Other Governmental Funds

         In addition to the General Fund, the 2002-03 Enacted Plan includes Special Revenue Funds, Capital Projects Funds, and Debt Service Funds. These are discussed below.

         Over the next several years, a substantial amount of federal aid is projected to flow through the State to localities for disaster response and reconstruction activities related to the World Trade Center attacks. The Enacted Plan estimated that federal "flow-through" disaster aid totaled $569 million in 2001-02 and is projected to total $2.76 billion in 2002-03 as recovery and rebuilding efforts reach full capacity. Nearly all of the federal disaster aid is expected to flow from the Federal Emergency Management Agency through the State Emergency Management Office (SEMO) to New York City and other localities affected by the terrorist attacks. This "flow-through" spending is not counted in the All Governmental Funds financial plan tables contained in this section of the AIS.

         The All Governmental Funds Financial Plan does include State spending for World Trade Center costs of $330 million in 2002-03. Unlike the flow-through aid, these projected disbursements in the Financial Plan finance State government activities. Most of this spending is supported by Federal funds ($306 million) which will finance, among other things, payments to the victims of the attack, State Police and Division of Military and Naval Affairs staffing costs directly related to the terrorist attacks, expanded counseling and trauma services, and infrastructure repairs.

         All Governmental Funds spending is estimated at $89.56 billion in 2002-03, an annual increase of $5.08 billion or 6 percent. Of this amount, growth in Federal grants amounts to $2.70 billion. Federal aid increases are primarily for Medicaid, including payments to State-operated mental health and retardation facilities and SUNY hospitals ($1.55 billion), the share of the college tuition assistance program financed by TANF ($380 million), social welfare initiatives authorized under TANF ($319 million), services for children and families ($223 million) and the Federal share of Child Health Plus ($126 million). All other Federal support grows by $103 million, or less than one percent.

Special Revenue Funds

         Total disbursements for programs supported by Special Revenue Funds are projected at $43.20 billion, an increase of $5.51 billion or 14.6 percent over 2001-02 (excluding federal

"flow-through" aid). Special Revenue Funds, which include Federal grants and State Special Revenue Funds, comprise 50 percent of the All Governmental Funds Financial Plan.

         Federal grants account for 66 percent of all special revenue spending in 2002-03, comparable to prior years. Disbursements from Federal funds, excluding aid for capital programs, are estimated at $28.63 billion, an increase of $2.51 billion or 9.6 percent. Medicaid is the largest program within Federal funds, accounting for over half of total spending in this category. In 2002-03, Federal support for Medicaid spending is projected at $15.61 billion, an increase of $1.10 billion over 2001-02. Other increases include Medicaid payments to State-operated mental health and retardation facilities and SUNY hospitals ($446 million), the share of the college tuition assistance program financed by TANF ($380 million), enhanced social welfare initiatives authorized under TANF ($319 million), services for children and families ($223 million) and the Federal share of Child Health Plus ($126 million).

         State special revenue spending is projected to be $14.57 billion, an increase of $3.0 billion or 25.9 percent from 2001-02. Spending from State special revenue funds for Medicaid is projected to total $2.50 billion in 2002-03, an increase of $1.35 billion from 2001-02. Roughly $730 million of this Medicaid increase is financed by HCRA resources, and the balance is supported by a new 6 percent nursing home assessment ($441 million) and revenues received from various bad debt and charity care pools ($175 million).

         Other components of the State Funds spending increase include program growth in the EPIC prescription drug program and Child Health Plus ($288 million), State aid for education financed by the lottery ($282 million), aid to local social service providers through the community service provider assistance program ($188 million), aid to transit systems ($193 million), increased costs for employee fringe benefits ($134 million), and growth in the STAR local tax relief program ($120 million). State special revenue spending increased $491 million over the 2002-03 Executive Plan, which primarily reflects additional Medicaid spending financed through HCRA.

Capital Projects Funds

         Spending from Capital Projects Funds in 2002-03 is projected at $5.29 billion, an increase of $977 million or 22.7 percent from last year. The increase will primarily support capital investments to promote economic development ($340 million), transportation ($291 million), and education ($210 million).

Debt Service Funds

         Spending from Debt Service Funds is estimated at $3.56 billion in 2002-03, a decrease of $592 million or 14.3 percent from 2001-02. The decrease is primarily attributable to the use of $500 million in Debt Reduction Reserve Fund (DRRF) monies during 2001-02 (which technically is shown as an increase in debt service spending in that year), savings in 2002-03 generated from the use of DRRF to reduce debt and debt service costs, the use of lower-cost State Personal Income Tax Revenue Bonds, and the impact of legislation that will enhance the State's ability to manage its bond portfolio and reduce borrowing costs.

                        2002-03 GAAP-BASIS FINANCIAL PLAN

         State law requires the State to update its projected GAAP-basis financial results for the current fiscal year on or before September 1 of each year. The State will base its GAAP projections on the cash estimates in the Enacted Plan and on actual results for the 2001-02 fiscal year as reported by the State Comptroller in July 2002.

                             SPECIAL CONSIDERATIONS

         The September 11, 2001 terrorist attacks in New York City and the lingering effects of the national recession are expected to have continued adverse consequences for the State. DOB believes their impact is adequately reflected in the current financial forecast, but the combined effect of both factors adds significant uncertainty to the Enacted Plan estimates.

         Another uncertainty is the assumed performance of the financial sector. The securities industry is more important to the New York economy than to the national economy as a whole, amplifying the impact of continued volatility in the financial markets. A further reduction in financial sector jobs coupled with a large negative change in stock market performance during the forecast horizon would result in wage and unemployment levels that are significantly different from those embodied in the current forecast.

Aside from the recent terrorist attacks in New York City, many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

         Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with the recent strength of State personal income tax receipts, are finance sector bonus income and capital gains realizations. Historically, financial sector bonus income has been closely tied to security firm profits. DOB is forecasting a significant decline in financial sector profits for 2002. DOB also expects that the decline in equity values observed since early 2000, combined with the recent decline in the average holding period for equities, will produce a decline in capital gains realizations for this year. However, both bonus income and capital gains realizations have historically been subject to a large degree of variation and could fall substantially below expectations.

         An ongoing risk to the Enacted Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The Enacted Plan assumes no significant federal disallowances or other federal actions that could adversely affect State finances. For more information on certain litigation pending against the State, see the section entitled "Litigation" in this AIS.

         In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. To help guard against such risks, the State is maintaining a total of $716 million in General Fund reserves.

                                     Table 1
                     General Fund Receipts and Disbursements
                           State Fiscal Year 2002-2003
                              (millions of dollars)


                                                      2001-02                   2002-03
                                                      Actual       Change       Enacted
                                                     --------     --------     ---------
OPENING FUND BALANCE (1)                                1,110          (78)        1,032
                                                     ========     ========     =========
Personal Income Tax                                    25,854       (2,512)       23,342
User Taxes and Fees:
   Sales and Use Tax                                    6,131          225         6,356
   Cigarette and Tobacco Tax                              532          (65)          467
   Motor Fuel Tax                                           0            0             0
   Motor Vehicle Fees                                     185         (121)           64
   Alcoholic Beverage Taxes and Fees                      212            6           218
   Container Tax                                            0            0             0
   Auto Rental Tax                                         38          (38)            0
                                                     --------     --------     ---------
   Subtotal                                             7,098            7         7,105
                                                     --------     --------     ---------
Business Taxes:
   Corporation Franchise Tax                            1,515          213         1,728
   Corporation and Utilities Taxes                        972           53         1,025
   Insurance Taxes                                        633          (36)          597
   Bank Tax                                               496           (4)          492
   Petroleum Business Tax                                   0            0             0
                                                     --------     --------     ---------
   Subtotal                                             3,616          226         3,842
                                                     --------     --------     ---------
Other Taxes:
   Estate and Gift Taxes                                  767          (12)          755
   Real Property Gains Tax                                  5           (3)            2
   Pari-mutuel Tax                                         30           (1)           29
   Other Taxes                                              1            0             1
                                                     --------     --------     ---------
   Subtotal                                               803          (16)          787
                                                     --------     --------     ---------
Miscellaneous Receipts & Federal Grants                 1,625          523         2,148
Transfers from Other Funds:
   Sales Tax in Excess of LGAC Debt Service             1,750           58         1,808
   All Other Transfers                                    398          468           866
                                                     --------     --------     ---------
   Subtotal                                             2,148          526         2,674
                                                     --------     --------     ---------
TOTAL RECEIPTS                                         41,144       (1,246)       39,898
                                                     ========     ========     =========
Grants to Local Governments                            27,835         (987)       26,848
State Operations                                        7,839          (24)        7,815
General State Charges                                   2,650          197         2,847
Debt Service                                                0            0             0

                                    Table 1
                     General Fund Receipts and Disbursements
                           State Fiscal Year 2002-2003
                              (millions of dollars)

                                                                2001-02                   2002-03
                                                                Actual       Change       Enacted
                                                               ---------    --------     ---------
Transfers to Other Funds:
   In Support of Debt Service                                      2,086       (235)         1,851
   In Support of Capital Projects                                    289       (115)           174
   All Other Transfers                                               523        156            679
                                                               ---------    -------      ---------
   Subtotal                                                        2,898       (194)         2,704
                                                               ---------    -------      ---------
TOTAL DISBURSEMENTS                                               41,222     (1,008)        40,214
                                                               =========    =======      =========
Excess (Deficiency) of Receipts and Other Financing
   Sources over
Disbursements and Other Financing Uses                               (78)      (238)          (316)
                                                               ---------    -------      ---------
CLOSING FUND BALANCE                                              (1,032)      (316)           716
                                                               =========    =======      =========
Source: New York State Division of the Budget

                                     Table 2
                            Cash Basis Financial Plan
                             All Governmental Funds
                            State Fiscal Year 2002-03
                              (millions of dollars)

                                                               Special     Capital      Debt
                                                   General     Revenue     Projects    Service     (MEMO)
                                                    Fund        Funds       Funds       Funds      Total
                                                  ---------   ---------   ----------  ---------   -------
Opening fund balance                                  1,032       1,047         (268)       169     1,980
                                                  =========   =========   ==========  =========   =======
Receipts:
Taxes                                                35,076       4,225        1,673      2,479    43,453
Miscellaneous receipts                                2,148       9,591        2,507        626    14,872
Federal grants                                            0      28,783        1,576          0    30,359
                                                  ---------   ---------   ----------  ---------   -------
     Total receipts                                  37,224      42,599        5,756      3,105    88,684
                                                  =========   =========   ==========  =========   =======
Disbursements:
Grants to local governments                          26,848      35,442        1,241          0    63,531
State operations                                      7,815       7,193            0          7    15,015
General State charges                                 2,847         560            0          0     3,407
Debt service                                              0           0            0      3,550     3,550
Capital projects                                          0           4        4,049          0     4,053
                                                  ---------   ---------   ----------  ---------   -------
     Total disbursements                             37,510      43,199        5,290      3,557    89,556
                                                  =========   =========   ==========  =========   =======
World Trade Center revenues (costs):
Federal grants                                            0       2,760            0          0     2,760
Disaster assistance to localities                         0      (2,760)           0          0    (2,760)
                                                  ---------   ---------   ----------  ---------   -------
     Net World Trade Center revenues (costs)              0           0            0          0         0
                                                  =========   =========   ==========  =========   =======
Other financing sources (uses):
Transfers from other funds                            2,674       3,002          199      4,984    10,859
Transfers to other funds                             (2,704)     (2,477)      (1,241)    (4,537)  (10,959)
Bond and note proceeds                                    0           0          260          0       260
                                                  ---------   ---------   ----------  ---------   -------
     Net other financing sources (uses)                 (30)        525         (782)       447       160
                                                  =========   =========   ==========  =========   =======
Change in fund balance                                 (316)        (75)        (316)        (5)     (712)
                                                  =========   =========   ==========  =========   =======
Closing fund balance                                    716         972         (584)       164     1,268
                                                  =========   =========   ==========  =========   =======

   Source:  New York State Division of the Budget

                           TAX REFUND RESERVE ACCOUNT

     Net personal income tax collections in recent years have been affected by transactions in the tax refund reserve account. The tax refund reserve account is used to hold moneys designated to pay tax refunds. The Comptroller deposits into this account tax receipts at the discretion of the Commissioner of Taxation and Finance. The deposit of moneys into the account during a fiscal year has the effect of reducing receipts for the fiscal year, and the withdrawal of moneys from the account has the effect of increasing receipts in the fiscal year of withdrawal. The tax refund reserve account also includes amounts made available as a result of the LGAC financing program. Beginning in 1998-99, a portion of personal income tax collections was deposited directly in the School Tax Reduction (STAR) Fund to be used to make payments to reimburse local governments for their revenue decreases due to the STAR program. The 2000-01 and 2001-02 Financial Plans also included an additional $250 million deposit of personal income tax receipts to the Debt Reduction Reserve Fund.

     The chart below shows actual components of gross collections, the State/City offset, refund reserve activity, refunds and net collections of personal income tax receipts for fiscal years 1999-2000 through 2001-2002 as well as projected amounts for the 2002-03 fiscal year.

                                     Table 3
                        Personal Income Tax Collections,
                       Refunds And Refund Reserve Activity
                              (millions of dollars)

                                         1999-2000       2000-01        2001 -02       2002-03 (1)
                                        -----------     ---------      ----------     ------------
Withholdings                             $ 18,460        $ 20,955       $ 20,262        $ 20,956
Estimated Payments                          5,835           6,874          6,353           5,754
Final Payments                              1,429           1,684          1,874           1,305
Delinquencies                                 512             558            601             826
                                         --------        --------       --------        --------
Gross Collections                        $ 26,236        $ 30,071       $ 29,090        $ 28,841

State/City Offset                        $   (325)       $   (169)      $   (225)       $   (200)
Refund Reserve (Increase) Decrease         (1,661)            450          1,840           1,250
Refunds                                    (2,716)(2)      (3,460)(3)     (3,291)(4)      (3,919)(5)
                                         --------        --------       --------        --------
Reported Tax Collections                 $ 21,534        $ 26,892       $ 27,414        $ 25,972
STAR Fund Deposits                       $ (1,195)       $ (3,076)      $ (1,310)       $ (2,630)
DRRF                                           --            (250)          (250)
General Fund                             $ 20,339        $ 23,566       $ 25,854        $ 23,342
                                         ========        ========       ========        ========

Source:  State Division of the Budget.
(1)  As projected on May 22, 2002.
(2) Reflects the payment of the balance of refunds on 1998 liability and the payment of $460 million of 1999 calendar year refunds in the last quarter of the State's 1999-2000 fiscal year and a balance in the tax refund reserve account of $3.967 billion.

(3) Reflects the payment of the balance of refunds on 1999 liability and the payment of $960 million of 2000 calendar year refunds in the last quarter of the State's 2000-2001 fiscal year and a balance in the tax refund reserve account of $3.517 billion.
(4) Reflects the payment of the balance of refunds on 2000 liability and the payment of $960 million of 2001 calendar year refunds in the last quarter of the State's 2001-02 fiscal year and a balance in the tax refund reserve account of $1.68 billion.
(5) Reflects the payments of the balance of refunds on 2001 liability and the projected payments of $960 million of calendar year 2002 in the last quarter of the State's 2002-03 fiscal year and the projected balance in the tax refund reserve account of $427 million.

PART C

                                OTHER INFORMATION

Item 23. Exhibits.

    Exhibit
     Number     Description
     ------     -----------
      (1) (a)   Articles of Incorporation of Registrant.*
          (b)   Articles of Amendment, dated June 29, 1992.*
          (c)   Articles of Supplementary, dated June 29, 1994.*
          (d)   Articles of Supplementary, dated August 15, 1995.*
          (e)   Articles of Amendment, dated January 22, 1997.*
          (f)   Articles Supplementary, dated January 22, 1997.*
          (g)   Articles Supplementary, dated April 30, 1999.*
          (h)   Form of Articles Supplementary, dated September 20, 1999.*
          (i)   Articles Supplementary, dated February 17, 2000.*
          (j)   Articles Supplementary, dated February 27, 2001.*
          (k)   Articles Supplementary, dated April 4, 2001.*
          (l)   Articles Supplementary, dated November 14, 2001. *
          (m)   Articles Supplementary, dated March 26, 2002.*
          (n)   Articles of Amendment, dated May 22, 2002.*
          (o)   Articles Supplementary, dated May 22, 2002.*
          (p)   Articles Supplementary, dated [     ], 2003.+
      (2)       Bylaws of Registrant.*
      (3)       Not Applicable.
      (4) (a)   Form of Specimen stock certificate of common stock of BNY
                Hamilton Money Fund.*
          (b)   Form of Specimen stock certificate of common stock of BNY
                Hamilton Intermediate Government Fund.*
          (c)   Form of specimen stock certificate of common stock of BNY
                Hamilton Intermediate New York Tax-Exempt Fund.*
          (d)   Form of specimen stock certificate of common stock of BNY
                Hamilton Equity Income Fund.*
      (5) (a)   Investment Advisory Agreement between BNY Hamilton Money Fund and The Bank of New York.*
          (b)   Investment Advisory Agreement between BNY Hamilton Intermediate
                Government Fund and The Bank of New York.*
          (c)   Investment Advisory Agreement between BNY Hamilton Intermediate
                New York Tax-Exempt Fund and The Bank of New York.*
          (d)   Investment Advisory Agreement between BNY Hamilton Equity Income
                Fund and The Bank of New York.*
          (e)   Investment Advisory Agreement between BNY Hamilton Treasury
                Money Fund and The Bank of New York.*
          (f)   Investment Advisory Agreement between BNY Hamilton Large Cap
                Growth Fund and The Bank of New York.*
          (g)   Investment Advisory Agreement between BNY Hamilton Small Cap
                Growth Fund and The Bank of New York.*
          (h)   Investment Advisory Agreement between BNY Hamilton International
                Equity Fund and The Bank of New York.*
          (i)   Investment Advisory Agreement between BNY Hamilton Intermediate
                Investment Grade Fund and The Bank of New York.*
          (j)   Investment Advisory Agreement between BNY Hamilton Intermediate
                Tax-Exempt Fund and The Bank of New York.*
          (k)   Sub-advisory agreement between BNY Hamilton International Equity
                Fund and Credit Agricole Asset Management (formerly known as
                IndoCam International Investment Services).*
          (l)   Investment Advisory Agreement between BNY Hamilton Large Cap
                Growth CRT Fund and The Bank of New York.*
          (m)   Investment Advisory Agreement between BNY Hamilton Small Cap
                Growth CRT Fund and The Bank of New York.*

          (n)   Investment Advisory Agreement between BNY Hamilton International
                Equity CRT Fund and The Bank of New York.*
          (o)   Sub-advisory agreement between BNY Hamilton International Equity
                CRT Fund and Credit Agricole Asset Management (formerly known as
                IndoCam International Investment Services).*
          (p)   Investment Advisory Agreement between BNY Hamilton U.S. Bond
                Market Index Fund and The Bank of New York.*
          (q)   Investment Advisory Agreement between BNY Hamilton S&P 500 Index
                Fund and The Bank of New York.*
          (r)   Investment Advisory Agreement between BNY Hamilton Large Cap
                Value Fund and The Bank of New York.*
          (s)   Form of Investment Advisory Agreement between BNY Hamilton New
                York Tax-Free Money Market Fund and The Bank of New York.*
          (t)   Form of Investment Advisory Agreement between BNY Hamilton
                Enhanced Income Fund and The Bank of New York.*
          (u)   Form of Investment Advisory Agreement between BNY Hamilton
                Multi-Cap Equity Fund and The Bank of New York.*
          (v)   Sub-advisory Agreement between BNY Hamilton Large Cap Value Fund and Estabrook Capital Management, Inc.*
          (w)   Form of Sub-advisory Agreement between The Bank of New York and
                Gannett Welsh & Kotler LLC, with respect to the BNY Hamilton
                Multi-Cap Equity Fund.*
          (x)   Form of Investment Advisory Agreement between BNY Hamilton High
                Yield Fund and The Bank of New York.+
          (y)   Form of Sub-Advisory Agreement between The Bank of New York and
                Seix Investment Advisors Inc. with respect to the BNY Hamilton
                High Yield Fund.+
      (6) (a)   Distribution Agreements between Registrant and BNY Hamilton
                Distributors, Inc.*
          (b)   Supplement to Distribution Agreements between Registrant and BNY
                Hamilton Distributors, Inc.*
          (c)   Distribution Agreement between Registrant on behalf of the BNY
                Hamilton High Yield Fund and BNY Hamilton Distributors, Inc.+
      (7)       Not Applicable.
      (8) (a)   Custody Agreement between Registrant and The Bank of New York.*
          (b)   Cash Management and Related Services Agreement between each series of Registrant and The Bank of New York.*
          (c)   Supplement to Custody Agreement between Registrant and The Bank of New York.*
          (d)   Supplement to Cash Management and Related Services Agreement
                between Registrant and The Bank of New York.*
          (e)   Additional Supplement to Custody Agreement between Registrant and The Bank of New York.*
          (f)   Additional Supplement to Cash Management and Related Services
                Agreement between Registrant and The Bank of New York.*
          (g)   Additional Supplement to Custody Agreement between Registrant and The Bank of New York.*
          (h)   Additional Supplement to Cash Management and Related Services
                Agreement between Registrant and The Bank of New York.*
          (i)   Amended and Restated Appendix B to Custody Agreement between
                Registrant and The Bank of New York.+
          (j)   Amended and Restated Schedule A to the Cash Management and
                Related Services Agreement between Registrant and The Bank of
                New York.+
      (9) (a)   Administration Agreement between Registrant and BNY Hamilton
                Distributors, Inc.*
          (b)   Fund Accounting Services Agreement between Registrant and The
                Bank of New York.*
          (c)   Form of Transfer Agency Agreement between Registrant and BISYS
                Fund Services, Inc.*
          (d)   Form of Shareholder Servicing Agreement.*
          (e)   Form of Sub-Administration Agreement between BNY Hamilton
                Distributors, Inc. and The Bank of New York.*
          (f)   Shareholder Servicing Plan of BNY Hamilton Money Fund (Hamilton
                Premier Shares).*
          (g)   No longer applicable.
          (h)   Shareholder Servicing Plan of BNY Hamilton Money Fund (Hamilton
                Classic Shares).*
          (i)   Supplement to Administration Agreement between Registrant and
                BNY Hamilton Distributors, Inc.*
          (j)   Supplement to Fund Accounting Services Agreement between
                Registrant and The Bank of New York.*

          (k) Updated Transfer Agency Agreement between Registrant and BISYS Fund Services, Inc.*
          (l) Shareholder Servicing Plan of BNY Hamilton Treasury Money Fund (Hamilton Premier Shares).*
          (m) Supplement to Form of Sub-Administration Agreement between BNY Hamilton Distributors, Inc. and The Bank of New York.*
          (n) Revised Fund Accounting Services Agreement between BNY Hamilton International Equity Fund and The Bank of New York.*
          (o) Form of Shareholder Servicing Plan of BNY Hamilton Treasury Money Fund - Hamilton Classic Shares.*
          (p) Supplement to Administration Agreement between Registrant and BNY Hamilton Distributors, Inc.*
          (q) Supplement to Fund Accounting Services Agreement between Registrant and The Bank of New York.*
          (r) Supplement to Transfer Agency Agreement between Registrant and BISYS Fund Services, Inc.*
          (s) Supplement to Sub-Administration Agreement between BNY Hamilton Distributors, Inc. and The Bank of New York.*
          (t) Shareholder Servicing Plan of BNY Hamilton New York Tax-Free Money Market Fund (Hamilton Premier Shares).+
          (u) Shareholder Servicing Plan of BNY Hamilton New York Tax-Free Money Market Fund (Hamilton Classic Shares).+

          (v)   (i)   Code of Ethics as adopted for the BNY Hamilton Funds,
                      Inc.*
                (ii)  Code of Ethics as adopted for Estabrook Capital Management
                      LLC.*
                (iii) Code of Ethics as adopted for Credit Agricole Asset
                      Management.*
                (iv)  Code of Ethics as adopted for Gannett, Welsh & Kotler,
                      Inc.+
                (v)   Code of Ethics as adopted for Seix Investment Advisors
                      Inc.+

          (w)   Amended and Restated Rule 18f-3 Plan of BNY Hamilton Funds,
                Inc.+
          (x)   Amendment to Exhibit A to the Administration Agreement between
                Registrant and BNY Hamilton Distributors, Inc.+
          (y)   Amendment to Schedule A to the Transfer Agency Agreement between
                Registrant and BISYS Fund Services Ohio, Inc.+
     (10)       Opinion and consent of counsel.+
     (11)       Not Applicable.
     (12)       Form of Seed Capital Agreement between Registrant and BNY
                Hamilton Distributors, Inc.*
     (13)       Not Applicable.
     (14) (a)   Rule 12b-1 Plan of BNY Hamilton Intermediate Government Fund.*
          (b)   Rule 12b-1 Plan of BNY Hamilton Intermediate New York Tax-Exempt
                Fund.*
          (c)   Rule 12b-1 Plan of BNY Hamilton Equity Income Fund.*
          (d)   Rule 12b-1 Plan of BNY Hamilton Money Fund - Hamilton Classic
                Shares.*
          (e)   Rule 12b-1 Plan of BNY Hamilton Large Cap Growth Fund - Investor
                Shares.*
          (f)   Rule 12b-1 Plan of BNY Hamilton Small Cap Growth Fund - Investor
                Shares.*
          (g)   Rule 12b-1 Plan of BNY Hamilton International Equity Fund -
                Investor Shares.*
          (h)   Rule 12b-1 Plan of BNY Hamilton Intermediate Investment Grade
                Fund - Investor Shares.*
          (i)   Rule 12b-1 Plan of BNY Hamilton Intermediate Tax-Exempt Fund -
                Investor Shares.*
          (j)   Rule 12b-1 Plan of BNY Hamilton Intermediate Treasury Money Fund
                - Hamilton Classic Shares.*
          (k)   Rule 12b-1 Plan of BNY Hamilton U.S. Bond Market Index Fund -
                Investor Shares.*
          (l)   Rule 12b-1 Plan of BNY Hamilton S&P 500 Index Fund - Investor
                Shares.*
          (m)   Rule 12b-1 Plan of BNY Hamilton Large Cap Value Fund - Investor
                Shares.*
          (n)   Rule 12b-1 Plan of BNY Hamilton New York Tax-Free Money Market
                Fund - Hamilton Classic Shares.+
          (o)   Rule 12b-1 Plan of BNY Hamilton Enhanced Income Fund - Investor
                Shares.+
          (p)   Rule 12b-1 Plan of BNY Hamilton Multi-Cap Equity Fund - Investor
                Shares.+
          (q)   Rule 12b-1 Plan of BNY Hamilton High Yield Fund - Investor
                Shares.+
     (15)       Not Applicable.
     (16)       Not Applicable.

Other Exhibit: Power of Attorney for Edward L. Gardner, James E. Quinn, Karen Osar, Kim Kelly and William J. Tomko dated October 5, 2001.*
Other Exhibit:  Power of Attorney for John R. Alchin dated August 6, 2002.*
_____________

*         Previously filed.

+         To be filed by amendment.

Item 24. Persons Controlled by or under Common Control with Registrant.

         No person is controlled by or under common control with the Registrant.

Item 25. Indemnification.

         Reference is made to Article VI of Registrant's Bylaws and the Distribution Agreement each filed as exhibits hereto.

         Registrant, its Directors and officers, the other investment companies administered by the Administrator, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Director, officers or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser.

         The Registrant's investment adviser, The Bank of New York, is a New York trust company. The Bank of New York conducts a general banking and trust business. The Bank of New York is not affiliated with BNY Hamilton Distributors, Inc.

         To the knowledge of the Registrant, none of the directors or officers of The Bank of New York, except those set forth below, is engaged in any other business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of each director of The Bank of New York who is engaged in another business, profession, vocation or employment of a substantial nature:

         Name                                                                                        Title/Company
         ----                                                                                        -------------
         J. Carter Bacot .......................................................................   Retired; formerly
Chairman and Chief Executive Officer of Bank of New York Company, Inc.

         Richard Barth .........................................................................   Retired; formerly
Chairman and Chief Executive Officer of Ciba-Geigy Corporation (diversified chemical products)

         Frank J. Biondi, Jr. ..................................................................   Chairman, Biondi,
Reiss Capital Management LLC

         William R. Chaney .....................................................................   Senior Managing
Director, Waterview Advisors, LLC (Investment Adviser to Waterview Partners, LLC)

         Nicholas M. Donofrio ..................................................................   Senior Vice President,
Technology and Manufacturing of IBM Corporation (developer and manufacturer of advanced information systems)

         Richard J. Kogan ......................................................................   Chairman and Chief
Executive Officer of Schering-Plough Corporation (manufacturer of pharmaceutical and consumer products)

         John A. Luke, Jr. .....................................................................   Chairman, President
and Chief Executive Officer of Westvaco Corporation (manufacturer of paper, packaging, and specialty chemicals)

         John C. Malone ........................................................................   Chairman of Liberty
Media Group (producer and distributor of entertainment, sports, informational programming and electronic retailing services)

         Donald L. Miller ......................................................................   Chief Executive
Officer and Publisher of Our World News, LLC (media)

         Catherine A. Rein .....................................................................   President and Chief
Investment Officer of Metropolitan Property and Casualty Insurance Company (insurance and services)

         William C. Richardson .................................................................   President and Chief
Executive Officer of W.K. Kellog Foundation (a private foundation)

         Brian L. Roberts ......................................................................   President of Comcast
Corp. (developer, manager and operator of broadband cable networks and provider of content)

         The Registrant's investment sub-adviser, Seix Investment Advisors Inc. ("Seix"), is a company organized under the laws of New Jersey and an investment adviser registered under the Investment Advisers Act of 1940.

         To the knowledge of the Registrant, none of the directors or officers of Seix, except those set forth below, is engaged in any other business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of each director of Seix who is engaged in another business, profession, vocation or employment of a substantial nature:

         Name                                                                                        Title/Company
         ----                                                                                        -------------
         Christina Seix ........................................................................   Director
Freddie Mac Corporation

Item 27. Principal Underwriters.

         (a) BNY Hamilton Distributors, Inc., which is located at 90 Park Avenue, New York, New York 10016, will act as exclusive distributor for the Registrant. The distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers.

         (b) The information required by this Item 27 with respect to each director, officer or partner of the Distributor is incorporated by reference to Schedule A of Form BD filed by the Distributor pursuant to the Securities Exchange Act of 1934.

         (c)      Not Applicable.

Item 28. Location of Accounts and Records.

         All accounts, books and other documents required to be maintained by
         Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Item 29. Management Services.

         Not Applicable.

Item 30. Undertakings.

         The Registrant undertakes that, if requested to do so by 10% of its outstanding shares, the Registrant will promptly call a meeting of shareholders for the purpose of voting on the removal of a director or directors and Registrant will assist with shareholder communications as required by Section 16(c) of the Investment Company Act of 1940.

         The Registrant hereby also undertakes that so long as the information required by Item 5 of Form N-1A is contained in the latest annual report to shareholders and not in the prospectuses of each Fund (other than BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund), the Registrant will furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of New York, and the State of New York on the 28/th/ day of February, 2003.

                                                      BNY HAMILTON FUNDS, INC.





                                                  By  /s/ Newton P.S. Merrill
                                                      --------------------------
                                                      Newton P.S. Merrill
                                                      President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the 28/th/ day of February, 2003.

                  Name                                       Title
                  ----                                       -----
           Edward L. Gardner*                       Director and Chairman of the Board of Directors
---------------------------------------


             James E. Quinn*                        Director
---------------------------------------


                Karen Osar*                         Director
---------------------------------------


                Kim Kelly*                          Director
---------------------------------------



              John R. Alchin*                       Director
---------------------------------------



         /s/ Newton P.S. Merrill                    Chief Executive Officer and Director
---------------------------------------



             /s/ Guy Nordahl                        Treasurer and Principal Accounting Officer
---------------------------------------

*By      /s/ Michael A. Grunewald
         -----------------------------------
         Michael A. Grunewald
         Attorney-in-Fact pursuant to a power of attorney